UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-07447
                                                     ---------

                           Phoenix Insight Funds Trust
        ---------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                                101 Munson Street
                            Greenfield, MA 01301-9668
        ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          Kevin J. Carr, Esq.
    Vice President, Chief Legal Officer,              John H. Beers, Esq.
   Counsel and Secretary for Registrant           Vice President and Counsel
      Phoenix Life Insurance Company            Phoenix Life Insurance Company
            One American Row                           One American Row
         Hartford, CT 06103-2899                   Hartford, CT 06103-2899
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 243-1574
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2006
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.



ITEM 1.  REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                                            PHOENIX [LOGO]

--------------------------------------------------------------------------------

                                                            ANNUAL REPORT

PHOENIX INSIGHT FUNDS

EQUITY FUNDS

Phoenix Insight Balanced Fund
Phoenix Insight Core Equity Fund
Phoenix Insight Emerging Markets Fund
Phoenix Insight Equity Fund
Phoenix Insight Index Fund
Phoenix Insight International Fund
Phoenix Insight Small-Cap Growth Fund
Phoenix Insight Small-Cap Opportunity Fund
Phoenix Insight Small-Cap Value Fund

FIXED INCOME FUNDS

Phoenix Insight Bond Fund
Phoenix Insight High Yield Bond Fund
Phoenix Insight Intermediate Government Bond Fund
Phoenix Insight Intermediate Tax-Exempt Bond Fund
Phoenix Insight Short/Intermediate Bond Fund
Phoenix Insight Tax-Exempt Bond Fund

MONEY MARKET FUNDS

Phoenix Insight Government Money Market Fund
Phoenix Insight Money Market Fund
Phoenix Insight Tax-Exempt Money Market Fund

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
                             |                     |  WOULDN'T YOU RATHER HAVE THIS
                             |                     |  DOCUMENT E-MAILED TO YOU?
TRUST NAME:                  |                     |  ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR
PHOENIX INSIGHT FUNDS TRUST  |  December 31, 2006  |  E-DELIVERY AT PHOENIXFUNDS.COM
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

       ------------------------------------------------------------------
          Mutual  funds are not insured by the FDIC;  are not deposits or other  obligations  of a bank and are not guaranteed by a
          bank;  and  are  subject  to  investment  risks,   including
          possible loss of the principal invested.
       ------------------------------------------------------------------

This report is not authorized for distribution to prospective investors in the Phoenix Insight Funds Trust unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund's record and other pertinent information.

                          A MESSAGE FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR PHOENIXFUNDS SHAREHOLDER:

[PHOTO]

      We are pleased to provide this report for the fiscal year ended December 31, 2006. It includes valuable information about your Phoenix mutual fund(s)--such as performance- and fee-related data and information about each fund's portfolio holdings and transactions for the reporting period. The report also provides commentary from your fund's management team with respect to the fund's performance, its investment strategies, and how the fund performed against the broader market.

      At Phoenix, we strive to provide investors with CHOICE. Our multi-manager approach provides individual investors with access to a variety of investment managers, including some they might otherwise not have access to--managers who are usually available only to larger institutional investors. I am pleased that our fund family, PhoenixFunds, can offer you the ability to invest in funds offered by 15 different management teams, including both Phoenix affiliates and outside sub-advisers.

      We also make diversification easy, with a wide array of investment options--including numerous equity, fixed income and money market funds. For those looking to simplify the investment selection process, we offer Phoenix PHOLIOs(SM) (Phoenix Lifecycle Investment Options). Each PHOLIO is a broadly diversified portfolio of mutual funds that enables investors to gain exposure to a variety of investment options (such as equity, international/global, balanced, alternative and fixed income). Phoenix PHOLIOs were designed to help investors stay on track over time, with a targeted asset allocation mix that is rebalanced regularly.

      Because we offer such an extensive selection of investment options, it's important that you consult an experienced financial professional for help reviewing or rebalancing your portfolio on a regular basis. This can be an effective way to help ensure that your investments are aligned with your financial objectives.

      For more information on the mutual funds and PHOLIOs that we currently offer, I invite you to visit our Web site, at PHOENIXFUNDS.COM.

      As the new president and chief operating officer of Phoenix Investment Partners, Ltd., I would like to thank you for incorporating PhoenixFunds into your financial strategy. It's our privilege to serve you.

Sincerely yours,

/s/George R. Aylward

George R. Aylward
President, PhoenixFunds

JANUARY 2007

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  LETTER TO SHAREHOLDERS     PAGE       1

                                GLOSSARY     PAGE       3

             PORTFOLIO MANAGEMENT REVIEW     PAGE       6
                          Fund Summaries     Page       6

             DISCLOSURE OF FUND EXPENSES     PAGE      38

               STATEMENTS OF INVESTMENTS
                           EQUITY FUNDS:
                           Balanced Fund     Page      42
                        Core Equity Fund     Page      49
                   Emerging Markets Fund     Page      52
                             Equity Fund     Page      55
                              Index Fund     Page      58
                      International Fund     Page      66
                   Small-Cap Growth Fund     Page      69
              Small-Cap Opportunity Fund     Page      72
                    Small-Cap Value Fund     Page      75

                     FIXED INCOME FUNDS:
                               Bond Fund     Page      78
                    High Yield Bond Fund     Page      83
       Intermediate Government Bond Fund     Page      87
       Intermediate Tax-Exempt Bond Fund     Page      89
            Short/Intermediate Bond Fund     Page      93
                    Tax-Exempt Bond Fund     Page      97

                     MONEY MARKET FUNDS:
            Government Money Market Fund     Page     101
                       Money Market Fund     Page     102
            Tax-Exempt Money Market Fund     Page     104

    STATEMENTS OF ASSETS AND LIABILITIES     PAGE     110

                STATEMENTS OF OPERATIONS     PAGE     114

     STATEMENTS OF CHANGES IN NET ASSETS     PAGE     118

                    FINANCIAL HIGHLIGHTS     PAGE     126

           NOTES TO FINANCIAL STATEMENTS     PAGE     140

                         TAX INFORMATION     PAGE     168

 REPORT OF INDEPENDENT REGISTERED PUBLIC
                         ACCOUNTING FIRM     PAGE     169

          RESULTS OF SHAREHOLDER MEETING     PAGE     170

                  FUND MANAGEMENT TABLES     PAGE     175

--------------------------------------------------------------------------------

PROXY VOTING PROCEDURES (FORM N-PX)

The adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the 12-month period ended June 30, 2006, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

ADR (AMERICAN DEPOSITARY RECEIPT)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AMBAC

American Municipal Bond Assurance Corporation

BASIS POINT (BP)

One-hundredth of a percentage point (0.01%). Basis points are often used to measure changes in or differences between yields on fixed income securities, since these often change by very small amounts.

BEAR STEARNS HIGH YIELD BOND INDEX

The Bear Stearns High Yield Bond Index is comprised of below-investment grade U.S. dollar-denominated corporate bonds. Qualifying bonds must have at least a one year remaining term to maturity and a minimum amount outstanding of $100 million.

DURATION

A measure of volatility of a fixed income security, fixed income portfolio or fixed income portion of a portfolio. It is the change in the value of the fixed income security, fixed income portfolio or portion thereof that will result from a 1% change in interest rates. Duration is stated in years. For example, a 5-year duration means the fixed income security, fixed income portfolio or portion will decrease in value by 5% if interest rates rise 1%, and increase in value by 5% if interest rates fall 1%.

FEDERAL RESERVE (THE "FED")

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FEDERAL FUNDS RATE

The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

FGIC

Financial Guaranty Insurance Company

FHLMC

Federal Home Loan Mortgage Corporation

FNMA OR "FANNIE MAE"

Federal National Mortgage Association

FSA

Financial Security Assurance, Inc.

GROSS DOMESTIC PRODUCT (GDP)

An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

GDR (GLOBAL DEPOSITARY RECEIPT)

A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

GNMA OR "GINNIE MAE"

Government National Mortgage Association

--------------------------------------------------------------------------------

LEHMAN BROTHERS AGGREGATE BOND INDEX

The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

LEHMAN BROTHERS HIGH YIELD 2% ISSUER CAP INDEX

Lehman Brothers High Yield 2% Issuer Cap Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX

The Lehman Brothers Intermediate Government Bond Index measures intermediate-term bonds issued by the U.S. Treasury, government agencies, and quasi-federal corporations with maturities ranging from 1 to 9.99 years. The index is calculated on a total return basis.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX

The Lehman Brothers Intermediate Government/Credit Bond Index measures U.S. investment grade government and corporate debt securities with an average maturity of 4 to 5 years. The index is calculated on a total return basis.

LEHMAN BROTHERS 3-15 YEAR MUNICIPAL BOND INDEX

The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade municipal bonds with maturities of 3-15 years. The index is calculated on a total return basis.

LEHMAN BROTHERS MUNICIPAL BOND INDEX

The Lehman Brothers Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax-exempt bond market. The index is calculated on a total return basis.

MBIA

Municipal Bond Insurance Association

MSCI EAFE(R) INDEX

The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

MSCI EMERGING MARKETS FREE INDEX

The MSCI Emerging Markets Free Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with gross dividends reinvested.

NVS

Non-Voting Stock

OVERSEAS PRIVATE INVESTMENT CORPORATION (OPIC)

An independent U.S. Government Agency, which mobilizes and facilitates the participation of U.S. private capital and skills in 150 countries and areas around the world.

Q-SBLF

Qualified School Board Loan Fund

RADIAN

Radian Asset Assurance, Inc.

REIT (REAL ESTATE INVESTMENT TRUST)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

--------------------------------------------------------------------------------

RUSSELL 1000(R) INDEX

The Russell 1000(R) Index is a market capitalization-weighted index of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 1000(R) VALUE INDEX

The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) INDEX

The Russell 2000(R) Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) GROWTH INDEX

The Russell 2000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) VALUE INDEX

The Russell 2000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) INDEX

The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SBA

Small Business Administration.

SPONSORED ADR (AMERICAN DEPOSITARY RECEIPT)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.

XLCA

XL Capital Assurance

YANKEE BOND

A bond denominated in U.S. dollars and issued in the United States by foreign banks and corporations.

INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

                              INSIGHT BALANCED FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS(1)                                        PERIODS ENDING 12/31/06
--------------------------------------------------------------------------------

                                                    ONE     FIVE       SINCE
                                                    YEAR   YEARS   INCEPTION(5)
                                                   -----   -----   ------------
I SHARES                                            9.26%  7.63%        7.97%

A SHARES AT NAV(2)                                  9.03   7.36         6.31
A SHARES AT POP(3)(4)                               2.76   6.10         5.52

C SHARES AT NAV(2)                                    --     --         9.31
C SHARES WITH CDSC(4)                                 --     --         8.31

RUSSELL 1000(R) INDEX                              15.46   6.82       NOTE 6

LEHMAN BROTHERS
   AGGREGATE BOND INDEX                             4.33   5.06       NOTE 7

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

5 INCEPTION DATES ARE 3/24/97 FOR CLASS I SHARES, 2/9/99 FOR CLASS A SHARES AND 6/26/06 FOR CLASS C SHARES.

6 THE INDEX RETURNED 8.20% FOR CLASS I SHARES, 4.16% FOR CLASS A SHARES AND 13.15% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

7 THE INDEX RETURNED 6.37% FOR CLASS I SHARES, 5.61% FOR CLASS A SHARES AND 5.75% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

--------------------------------------------------------------------------------
GROWTH OF
$10,000                                                    PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/24/97 (inception of the Fund) in Class I shares. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Phoenix                            Lehman
                            Insight          Russell          Brothers
                         Balanced Fund       1000(R)          Aggregate
          Date              Class I           Index          Bond Index
        ----------       -------------       --------        ----------
         3/24/1997          $10,000          $10,000          $10,000
        12/31/1997           12,024           12,524           10,946
        12/31/1998           13,059           15,908           11,897
        12/31/1999           12,889           19,235           11,799
        12/31/2000           14,476           17,737           13,170
        12/31/2001           14,650           15,529           14,282
        12/31/2002           13,329           12,166           15,748
        12/31/2003           15,905           15,803           16,394
        12/31/2004           18,023           17,605           17,105
        12/30/2005           19,365           18,708           17,521
        12/29/2006           21,159           21,601           18,280


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, C. THOMAS JOHNSON, CFA, LAURA ALTER, DANIEL L. SIDO AND MAUREEN SVAGERA, CFA

Q: HOW DID THE PHOENIX INSIGHT BALANCED FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the fiscal year ended December 31, 2006, the Fund's Class I shares returned 9.26%*, Class A shares returned 9.03%* and Class C shares returned 9.31% for the period of June 26, 2006 (inception of the class), through December 31, 2006. For the year ended December 31, 2006, the Russell 1000(R) Index, a broad-based equity index, returned 15.46% and the Lehman Brothers Aggregate Bond Index, which is a broad based fixed income index, returned 4.33%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE FIXED INCOME AND EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: For investment-grade bonds, 2006 was, at best, a year to earn the market's coupon. Price appreciation was absent as rates, while range bound, nonetheless rose, responding to the year's first six months of Federal Reserve tightening. Mortgage-backed bonds were the biggest beneficiaries of this low volatility rate environment. With prepayments well behaved, mortgage investors were rewarded with both incremental yield over Treasuries and relative price outperformance. Likewise, corporate bonds fared well, despite a more tenuous backdrop for credit market participants. Specifically, with private equity investors cash-rich and on the prowl for ever-bigger game, event risk cast a shadow on the year's benign fundamental landscape for investment-grade corporates. Still, investors appeared to have assessed 2006's leveraged buy-outs (LBOs) more as idiosyncratic transactions than cause to abandon the credit sector EN MASSE. In fact, on average, the higher the risk, the greater the return: In a still low interest rate environment, investors remained confident that higher-yielding alternatives would not disappoint.

      The equity markets generated the best returns among the three major asset classes (bonds, stocks and cash) in 2006. Within equities, small-cap issues outperformed large-cap stocks once again, while value-oriented issues trounced growth stocks across the capitalization spectrum. A trend emerged at mid-year that had not been seen in five years, as mega-cap issues began to dominate the performance landscape. Accordingly, market breadth narrowed and, for the first time since 2000, the number of

--------------------------------------------------------------------------------

stocks outperforming the S&P 500(R) Index dropped to noticeably less than 50%. The end result over the last six months of the year was few consistent investment themes to exploit and rapid sector rotation, leading to the best-performing stocks quickly becoming the worst-performing issues. Among both large- and small-cap issues, the telecommunications and utility sectors were strong performers, while the poorest results were witnessed in the health care and technology areas.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Phoenix Insight Balanced Fund attempts to add value in three ways--through its asset allocation emphasis and the outperformance of its fixed income and equity allocations. Throughout 2006, the Fund's equity exposure was held just below the 65% maximum level noted in the prospectus. Stocks sharply outperformed bonds during the period, as the Russell 1000(R) Index gained 15.46%, while the Lehman Brothers Aggregate Bond Index rose only 4.33%. Consequently, the Fund's strategy to emphasize stocks proved quite beneficial.

      Our management of the fixed income portfolio was also a plus for the year, as the Fund's bond holdings outperformed the Lehman Brothers Aggregate Bond Index benchmark. The greatest contributor to the fixed income portfolio's relative outperformance was sector allocation. Anticipating the year's low volatility rate environment, the Fund maintained an aggressive position in non-Treasury alternatives--a strategy which proved correct. In particular, restricted to investment-grade bonds only, the Fund benefited most significantly from its heavy exposure to the securitized sectors. With a substantial portion of the Fund invested in mortgage-backed bonds, the Fund was well positioned in a year where commercial and residential mortgage securities delivered excess returns over U.S. Treasuries of 137 and 122 basis points, respectively.

      Although the Fund's emphasis on equities was validated by the market's performance in 2006, the Fund's specific equity allocations detracted from its returns and were the reason the Fund lagged its equity benchmark. Despite the fact that the equity portfolio maintained its overall emphasis on value-oriented issues, during the year, the portfolio's exposure to growth stocks was increased on several occasions, as the relative valuation of growth issues moved to what were thought to be attractive levels. However, subsequent returns from these issues proved disappointing, as value-oriented equities dominated investors' attention. This was evidenced by the 22.25% gain for the Russell 1000(R) Value Index in 2006, versus the 9.07% advance for the Russell 1000(R) Growth Index.

* THE CLASS I AND CLASS A RETURNS INCLUDE A REPAYMENT TO THE FUNDS, MADE BY THE FORMER ADMINISTRATOR, OF EXCESS ADMINISTRATION FEES. (SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.) THE ONE YEAR RETURNS WITHOUT THIS REPAYMENT ARE DISCLOSED IN THE FINANCIAL HIGHLIGHTS STARTING ON PAGE 126.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

                            INSIGHT CORE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS(1)                                        PERIODS ENDING 12/31/06
--------------------------------------------------------------------------------

                                            ONE     FIVE    TEN        SINCE
                                            YEAR   YEARS   YEARS   INCEPTION(5)
                                           -----   -----   -----   ------------
I SHARES                                   13.98%  7.03%   8.21%          --

A SHARES AT NAV(2)                         13.73   6.79      --         2.97%
A SHARES AT POP(3)(4)                       7.19   5.53      --         2.20

C SHARES AT NAV(2)                            --     --      --        12.84
C SHARES WITH
   CDSC(3)                                    --     --      --        11.84

S&P 500(R) INDEX                           15.78   6.19    8.44       NOTE 6


ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

5 INCEPTION DATES ARE 2/23/96 FOR CLASS I SHARES, 2/4/99 FOR CLASS A SHARES AND 6/26/06 FOR CLASS C SHARES.

6 THE INDEX RETURNED 3.25% FOR CLASS A SHARES AND 14.55% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION DATE.

--------------------------------------------------------------------------------
GROWTH OF
$10,000                                                    PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/96 in Class I shares. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Phoenix Insight
                       Core Equity Fund         S&P 500(R)
         Date               Class I              Index
        ----------     ----------------        ----------
        12/31/1996          $10,000             $10,000
        12/31/1997           13,281              13,338
        12/31/1998           16,604              17,173
        12/31/1999           19,354              20,802
        12/29/2000           17,869              18,891
        12/31/2001           15,670              16,648
        12/31/2002           11,981              12,969
        12/31/2003           15,634              16,692
        12/31/2004           17,717              18,505
        12/30/2005           19,306              19,417
        12/29/2006           22,005              22,481


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, T. ANDREW JANES, J.D., CFA, DANIEL L. SIDO AND MARK WIMER, CFA

Q: HOW DID THE PHOENIX INSIGHT CORE EQUITY FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the fiscal year ended December 31, 2006, the Fund's Class I shares returned 13.98%*, Class A shares returned 13.73%* and Class C shares returned 12.84% for the period of June 26, 2006 (inception of the class), through December 31, 2006. For the year ended December 31, 2006, the S&P 500(R) Index, a broad-based equity index, returned 15.78%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: After the U.S. equity markets had absorbed the backlash caused by higher interest rates, energy price increases and a flattening yield curve during the first half of the year, the second half saw performance that was quite strong. The much-anticipated pause in the U.S. Federal Reserve interest rate tightening occurred (following 17 consecutive rate hikes) and a pullback in the price of a barrel of oil served as a positive primer for the markets, although investors were concerned about a retrenching consumer (due to a slowdown in housing) and continued geopolitical tension in the Middle East. Domestic stocks did, however, continue to experience multiple compressions despite strong earnings, as investors discounted the strength of the current earnings trends. In addition, many economic indicators weakened modestly, with the important housing sector leading the pack.

      November mid-term national elections resulted in a political party change in both houses of Congress, which initially caused the markets to pull back, then quickly recover. By the end of the period, investors became slightly more cautious, due to the third quarter Gross Domestic Product (GDP) report showing signs of weakness, an acceleration in the ongoing housing slowdown and growing concerns over softness in the economic outlook. Overall, however, U.S. and global economic growth remained firmly in positive territory.

--------------------------------------------------------------------------------

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund's modest underperformance for the year versus the S&P 500(R) Index was due primarily to fairly small over-and underweight positions in certain sectors, while stock selection was neutral. A small underweight position in the telecommunications sector hurt returns, as this was the best-performing sector within the S&P 500 for the fiscal year. Additionally, a small overweight position in technology hampered returns, though stock selection within that sector was favorable, relative to the benchmark. The primary contributors to performance on a weighted average basis were ExxonMobil, Marathon Oil and Freescale Semiconductor, which agreed to be taken private at a significant premium. Holdings with the largest negative impact included Qualcomm, Intel and Moody's.

* THE CLASS I AND CLASS A RETURNS INCLUDE A REPAYMENT TO THE FUNDS, MADE BY THE FORMER ADMINISTRATOR, OF EXCESS ADMINISTRATION FEES. (SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.) THE ONE YEAR RETURNS WITHOUT THIS REPAYMENT ARE DISCLOSED IN THE FINANCIAL HIGHLIGHTS STARTING ON PAGE 126.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

                          INSIGHT EMERGING MARKETS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS(1)                                        PERIODS ENDING 12/31/06
--------------------------------------------------------------------------------

                                                  ONE       FIVE       SINCE
                                                  YEAR     YEARS   INCEPTION(5)
                                                 -----     -----   ------------
I SHARES                                         29.60%    24.81%       8.30%

A SHARES AT NAV(2)                               29.21     24.49       14.47
A SHARES AT POP(3)(4)                            21.78     23.02       13.56

C SHARES AT NAV(2)                                  --        --       29.04
C SHARES WITH CDSC(4)                               --        --       28.04

S&P 500(R) INDEX                                 15.78      6.19      NOTE 6

MSCI EMERGING MARKETS
   FREE INDEX                                    32.59     26.97      NOTE 7



ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

5 INCEPTION DATES ARE 10/20/97 FOR CLASS I SHARES, 8/11/99 FOR CLASS A SHARES AND 6/26/06 FOR CLASS C SHARES.

6 THE INDEX RETURNED 6.06% FOR CLASS I SHARES, 2.80% FOR CLASS A SHARES AND 14.55% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

7 THE INDEX RETURNED 11.63% FOR CLASS I SHARES, 14.56% FOR CLASS A SHARES AND 31.96% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

--------------------------------------------------------------------------------
GROWTH OF
$10,000                                                    PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/20/97 (inception of the Fund) in Class I shares. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Phoenix Insight        MSCI
                      Emerging Markets      Emerging
                            Fund             Markets            S&P 500(R)
          Date            Class I          Free Index             Index
        ----------    -----------------    ----------           ----------
        10/20/1997       $10,000             $10,000             $10,000
        12/31/1997         8,550               9,867              10,188
        12/31/1998         5,885               7,367              13,118
        12/31/1999         9,683              12,259              15,890
        12/29/2000         6,918               8,507              14,430
        12/31/2001         6,876               8,305              12,717
        12/31/2002         6,750               7,807               9,906
        12/31/2003        10,200              12,200              12,751
        12/31/2004        12,244              15,366              14,135
        12/30/2005        16,068              20,674              14,832
        12/29/2006        20,825              27,411              17,173

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, RAJIV JAIN

Q: HOW DID THE PHOENIX INSIGHT EMERGING MARKETS FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the fiscal year ended December 31, 2006, the Fund's Class I shares returned 29.60%*, Class A shares returned 29.21%* and Class C shares returned 29.04% for the period of June 26, 2006 (inception of the class) through December 31, 2006. For the year ended December 31, 2006, the S&P 500(R) Index, a broad-based equity index, returned 15.78% and the MSCI Emerging Markets Free Index, which is the Fund's style-specific benchmark, returned 32.59%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

      (On June 1, 2006, Vontobel Asset Management, Inc. replaced Harris Investment Management as sub-adviser for the Phoenix Insight Emerging Markets Fund. In the following commentary, Vontobel portfolio management discusses the Fund's performance since taking over management.)

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: Emerging markets have had an impressive run. For the year 2006, emerging markets equities soared nearly 30% in U.S. dollar terms. The largest contributors were the BRIC countries (Brazil, Russia, India and China). China was the best performer, with gains close to 100% in dollar terms, as that government lifted a ban on new listings and introduced key reforms, giving foreign investors greater access to mainland markets. Russia was also a big gainer, rising nearly 60%, while Brazil's Bovespa climbed roughly 33% and India's Sensex climbed nearly 47%.

      Russian markets showed significant growth for the year, driven largely by strength in oil and gas prices. We ended the year with no exposure in this region because of concerns about corporate governance, cyclicality and valuations based on normalized free cash generation.

      We had little exposure to China. Government intervention remains rampant. In our opinion, fraud among middle and upper management is common; accounting is not consistently applied nor does it meet GAAP (Generally Accepted Accounting Principles) standards; and valuations are excessive.

      Indian markets also performed well during the year. Growth in the region was driven by strong underlying corporate earnings that were, in turn, driven by huge

--------------------------------------------------------------------------------

capital investment programs. GDP (Gross Domestic Product) growth was strong, and the country saw job creation in both domestic and export-oriented sectors of the market.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: Strong performance in Russia and China were the reasons for the Fund's underperformance during the year. These are markets in which we have chosen to limit our exposure for many reasons, including poor quality and high valuations. For example, the MSCI Emerging Markets Free Index was up 32.59% for the year, with Russia and China advancing 20.09% and 56.32%, respectively. We believe emerging markets have great potential. Valuations remain attractive in many countries and corporate earnings growth is robust. We will continue to be cautious about more cyclical parts of these markets, as they may be highly vulnerable to a global economic slowdown.

      The financial services sector performed well in Brazil, South Africa and India. The Fund did not have exposure to financial services in China. Despite the fact that many Chinese banking institutions were bankrupt just a few years ago, today, many are trading at 25 to 35 times earnings, and four to five times book value. We continue to believe these are relatively low quality assets whose steep valuations are driven by the attractiveness of the region to top-down investors. If anticipated currency appreciation occurs, we expect that 3 to 5 year returns in this sector will be mediocre.

      We overweighted Brazil and had diversified holdings in the region, although we especially like financial markets. Low credit penetration, falling interest rates and an increasing appetite for loans make Brazil's consolidated banking system very attractive. In addition, the country has some of the best-run banks in all emerging markets. Banco Itau Holding Financeira contributed to the Fund's strong performance during the year. Banco Itau is a premier Brazilian banking franchise that has the highest return on assets in all of Latin America. The company continues to deliver returns in excess of 30% on equity.

      For the year, Grupo Modelo was among the best contributors to the Fund, as was another Mexican company, Wal-Mart de Mexico. PTT Exploration and Production Public Company Ltd. did not perform particularly well, as Thailand's ill-considered experiment with currency controls left investors uncertain of the country's future direction.

* THE CLASS I AND CLASS A RETURNS INCLUDE A REPAYMENT TO THE FUNDS, MADE BY THE FORMER ADMINISTRATOR, OF EXCESS ADMINISTRATION FEES. (SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.) THE ONE YEAR RETURNS WITHOUT THIS REPAYMENT ARE DISCLOSED IN THE FINANCIAL HIGHLIGHTS STARTING ON PAGE 126.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

                               INSIGHT EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS(1)                                        PERIODS ENDING 12/31/06
--------------------------------------------------------------------------------

                                            ONE     FIVE    TEN       SINCE
                                            YEAR   YEARS   YEARS   INCEPTION(5)
                                           -----   -----   -----   ------------
I SHARES                                   16.12%   9.43%   9.66%         --

A SHARES AT NAV(3)                         15.85    9.17      --        6.13%
A SHARES AT POP(3)(4)                       9.19    7.88      --        5.33

C SHARES AT NAV(4)                            --      --      --       11.35
C SHARES WITH CDSC(4)                         --      --      --       10.35

S&P 500(R) INDEX                           15.78    6.19    8.44      NOTE 6

RUSSELL 1000(R) VALUE INDEX                22.25   10.86   11.00      NOTE 7

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

5 INCEPTION DATES ARE 2/23/96 FOR CLASS I SHARES, 2/11/99 FOR CLASS A SHARES AND 6/26/06 FOR CLASS C SHARES.

6 THE INDEX RETURNED 3.20% FOR CLASS A SHARES AND 14.55% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

7 THE INDEX RETURNED 7.90% FOR CLASS A SHARES AND 15.86% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

--------------------------------------------------------------------------------
GROWTH OF
$10,000                                                    PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/96 in Class I shares. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Phoenix Insight  Russell 1000(R)
                          Equity Fund        Value           S&P 500(R)
          Date              Class I          Index             Index
        ----------      ---------------   --------------     ----------

        12/31/1996          $10,000          $10,000          $10,000
        12/31/1997           13,589           13,518           13,338
        12/31/1998           15,464           15,631           17,173
        12/31/1999           15,222           16,780           20,802
        12/31/2000           16,514           17,956           18,891
        12/31/2001           16,019           16,953           16,648
        12/31/2002           12,657           14,321           12,969
        12/31/2003           16,286           18,622           16,692
        12/31/2004           19,240           21,693           18,505
        12/30/2005           21,648           23,223           19,417
        12/29/2006           25,137           28,390           22,481

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, DANIEL L. SIDO, T. ANDREW JANES, J.D., CFA, AND MARK WIMER, CFA

Q: HOW DID THE PHOENIX INSIGHT EQUITY FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the fiscal year ended December 31, 2006, the Fund's Class I shares returned 16.12%*, Class A shares returned 15.85%* and Class C shares returned 11.35% for the period of June 26, 2006 (inception of the class) through December 31, 2006. For the year ended December 31, 2006, the S&P 500(R) Index, a broad-based equity index, returned 15.78% and the Russell 1000 Value Index, which is the Fund's style-specific benchmark, returned 22.25%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: Equities generated the best returns among the three major asset classes in 2006. Within equities, performance was mixed within the capitalization spectrum; however, value investments continued to dominate their growth counterparts for the year.

      After the markets absorbed the worst of higher interest rates, energy price increases and a flattening yield curve during the first half of the period, the second-half performance of the U.S. equity market was quite strong. The much-anticipated pause in the U.S. Federal Reserve (Fed) interest rate tightening campaign occurred in August, following 17 consecutive rate hikes. That, in tandem with a pullback in the price of oil from earlier in the year served as a primer for the markets, even though many investors were concerned about a retrenching consumer due to a slowdown in housing and continued geopolitical tension in the Middle East.

      The markets did, however, continue to experience decreasing price-to-earnings ratios, despite strong earnings, as investors discounted the strength of the current earnings trend. In addition, the trends in many economic statistics modestly weakened, with the important housing sector leading the pack.

      November mid-term national elections resulted in a political party change in both houses of Congress, which initially caused the markets to pull back, although they quickly recovered. By the end of the period, investors became slightly more cautious over the third quarter gross domestic product (GDP) report (which showed signs of

--------------------------------------------------------------------------------

weakness), the pace of the ongoing housing slowdown and softness in the economic outlook. Despite this movement toward caution, U.S. and global economic growth did remain firmly in positive territory.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: Although the market generated strong performance for the full year, it remained a difficult period for active investment managers, since the majority of outperformance came from lower-quality higher-valued, slow-growth stocks. The reasons can be attributed to the resurgence of the performance of mega-cap issues (for the first time since 2001), a more challenging market breadth environment for large-cap market issues and few consistent investment trends to exploit, as rapid sector rotation led to the best-performing sectors quickly becoming the worst-performing sectors.

      The Fund was hampered by a combination of individual issue selection and, to a lesser extent, sector allocation. On a relative weight contribution basis, the sectors that added the most to performance for the year were utilities and materials, whereas sectors that detracted from performance included health care, consumer discretionary and industrials. Individual issues that made the largest weighted contribution to performance were: ExxonMobil, Hewlett Packard, Marathon Oil, U.S. Bancorp and Conoco Phillips--whereas Jabil Circuit, Reliance Steel & Aluminum and Sprint Nextel detracted the most from results.

      The portfolio was overweight in utilities issues during the period, and benefited from both sector exposure and strong issue selection. The Fund's materials exposure incrementally benefited from the announced acquisition of Phelps Dodge. In addition, the Fund benefited from an underweight sector position in financials and an overweight position in energy. However, the Fund's overweight to health care detracted from results.

* THE CLASS I AND CLASS A RETURNS INCLUDE A REPAYMENT TO THE FUNDS, MADE BY THE FORMER ADMINISTRATOR, OF EXCESS ADMINISTRATION FEES. (SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.) THE ONE YEAR RETURNS WITHOUT THIS REPAYMENT ARE DISCLOSED IN THE FINANCIAL HIGHLIGHTS STARTING ON PAGE 126.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

                               INSIGHT INDEX FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS(1)                                        PERIODS ENDING 12/31/06
--------------------------------------------------------------------------------

                                            ONE     FIVE    TEN
                                            YEAR   YEARS   YEARS
                                           -----   -----   -----
I SHARES                                   16.51%   6.21%   8.22%

A SHARES AT NAV(2)                         16.47    6.00    7.98
A SHARES AT POP(3)(4)                       9.77    4.75    7.34

S&P 500(R) INDEX                           15.78    6.19    8.44

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CLASS C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

--------------------------------------------------------------------------------
GROWTH OF
$10,000                                                    PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/96 in Class I and Class A shares. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Phoenix Insight    Phoenix Insight
                           Index Fund       Index Fund         S&P 500(R)
          Date              Class A           Class I            Index
        ----------      ---------------    ----------------    ----------

        12/31/1996           $9,425           $10,000          $10,000
        12/31/1997           12,489            13,278           13,338
        12/31/1998           15,971            17,025           17,173
        12/31/1999           19,187            20,498           20,802
        12/31/2000           17,356            18,587           18,891
        12/31/2001           15,174            16,300           16,648
        12/31/2002           11,772            12,680           12,969
        12/31/2003           15,046            16,244           16,692
        12/31/2004           16,582            17,947           18,505
        12/30/2005           17,434            18,912           19,417
        12/29/2006           20,305            22,034           22,481

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, DANIEL L. SIDO AND MARK WIMER, CFA

Q: HOW DID THE PHOENIX INSIGHT INDEX FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the fiscal year ended December 31, 2006, the Fund's Class I shares returned 16.51%* and Class A shares returned 16.47%*. For the year ended December 31, 2006, the S&P 500(R) Index, a broad-based equity index, returned 15.78%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: After the U.S. equity markets had absorbed the backlash caused by higher interest rates, energy price increases and a flattening yield curve during the first half of the year, the second half saw performance that was quite strong. The much-anticipated pause in the U.S. Federal Reserve interest rate tightening occurred (following 17 consecutive rate hikes) and a pullback in the price of a barrel of oil served as a positive primer for the markets, although investors were concerned about a retrenching consumer (due to a slowdown in housing) and continued geopolitical tension in the Middle East. Domestic stocks did, however, continue to experience multiple compressions despite strong earnings, as investors discounted the strength of the current earnings trends. In addition, many economic indicators weakened modestly, with the important housing sector leading the pack.

      November mid-term national elections resulted in a political party change in both houses of Congress, which initially caused the markets to pull back, then quickly recover. By the end of the period, investors became slightly more cautious, due to the third quarter Gross Domestic Product (GDP) report showing signs of weakness, an acceleration in the ongoing housing slowdown and growing concerns over softness in the economic outlook. Overall, however, U.S. and global economic growth remained firmly in positive territory.

--------------------------------------------------------------------------------

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund seeks to closely match the performance of the unmanaged S&P 500(R) Index. Throughout the fiscal year, the Fund owned all or nearly all 500 stocks in the Index at or very close to the S&P 500 weights. Consequently, the Fund closely tracked the performance of the Index. Due to a one-time administrative fee rebate in April 2006, however, the Fund's total return exceeded that of the Index for the fiscal year. The Fund held sector weights essentially identical to the benchmark, and in a double-digit positive return year for the S&P 500, all sectors had positive returns. Top-performing sectors for the year were telecommunication services, energy, utilities and financials - while health care and information technology were the laggards.

* THE CLASS I AND CLASS A RETURNS INCLUDE A REPAYMENT TO THE FUNDS, MADE BY THE FORMER ADMINISTRATOR, OF EXCESS ADMINISTRATION FEES. (SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.) THE ONE YEAR RETURNS WITHOUT THIS REPAYMENT ARE DISCLOSED IN THE FINANCIAL HIGHLIGHTS STARTING ON PAGE 126.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

                           INSIGHT INTERNATIONAL FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS(1)                                        PERIODS ENDING 12/31/06
--------------------------------------------------------------------------------

                                            ONE     FIVE    TEN       SINCE
                                            YEAR   YEARS   YEARS   INCEPTION(5)
                                           -----   -----   -----   ------------
I SHARES                                   29.21%  15.49%   5.68%         --

A SHARES AT NAV(2)                         28.88   14.31      --        8.56%
A SHARES AT POP(3)(4)                      21.47   12.96      --        7.74

C SHARES AT NAV(2)                            --      --      --       21.30
C SHARES WITH CDSC(4)                         --      --      --       20.31

S&P 500(R) INDEX                           15.78    6.19    8.44      NOTE 6

MSCI EAFE(R) INDEX                         26.86   15.43    8.06      NOTE 7

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

5 INCEPTION DATES ARE 2/23/96 FOR CLASS I SHARES, 3/4/99 FOR CLASS A SHARES AND 6/26/06 FOR CLASS C SHARES.

6 THE INDEX RETURNED 3.29% FOR CLASS A SHARES AND 14.55% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

7 THE INDEX RETURNED 8.26% FOR CLASS A SHARES AND 20.04% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

--------------------------------------------------------------------------------
GROWTH OF
$10,000                                                    PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/96 in Class I shares. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Phoenix Insight
                       International        MSCI
                            Fund           EAFE(R)         S&P 500(R)
          Date            Class I           Index            Index
        ----------    ---------------     --------         ----------
        12/31/1996        $10,000          $10,000          $10,000
        12/31/1997          9,513           10,206           13,338
        12/31/1998          9,072           12,281           17,173
        12/31/1999         11,551           15,633           20,802
        12/29/2000         10,472           13,451           18,891
        12/31/2001          8,452           10,599           16,648
        12/31/2002          7,235            8,939           12,969
        12/31/2003         10,160           12,440           16,692
        12/31/2004         11,834           15,015           18,505
        12/30/2005         13,443           17,120           19,417
        12/29/2006         17,370           21,718           22,481

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, RAJIV JAIN

Q: HOW DID THE PHOENIX INSIGHT INTERNATIONAL FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the fiscal year ended December 31, 2006, the Fund's Class I shares returned 29.21%*, Class A shares returned 28.88%* and Class C shares returned 21.30% for the period of June 26, 2006 (inception of the class) through December 31, 2006. For the year ended December 31, 2006, the S&P 500 Index, a broad-based equity index, returned 15.78% and the MSCI EAFE(R) Index, which is the Fund's style-specific benchmark, returned 26.86%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

      (On June 1, 2006, Vontobel Asset Management, Inc. replaced Harris Investment Management as sub-adviser for the Phoenix Insight International Fund. In the following commentary, Vontobel portfolio management discusses the Fund's performance since taking over management.)

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: Global equity markets rounded off their best year since 2003, as continued strong profit growth, a healthy appetite for risk and strong liquidity propelled European, Asian and Latin American markets to double-digit gains in 2006. European stocks finished on a five-and-a-half-year high, gaining almost 30% in U.S. dollar terms. Even Japan's Nikkei 225 Average rounded off its fourth consecutive year of gains, and its longest bull-run since the late 1980s. Emerging markets surged roughly 30%, thanks largely to BRIC countries (Brazil, Russia, India and China).

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: Strong stock selection, a commitment to overweighting favored companies and excellent performance in emerging markets helped the Fund deliver positive returns for 2006, as the MSCI EAFE Index advanced 26.86% for the year. The Fund remains committed to taking long positions in select, high quality companies. Historically, this has allowed us to have lower turnover and lower volatility than the benchmark. It should also increase the resiliency of the Fund during down markets.

      Europe continued to be an underappreciated; consequently, it offered some of the best values in the world. The Fund also maintained a significant exposure to emerging markets, as strong fundamentals, attractive

--------------------------------------------------------------------------------

valuations and solid growth prospects are likely to support investor interest over the long term. In India, for example, we continued to like HDFC Bank, a mortgage finance company. We also had significant holdings in Mexico, including America Movil and Grupo Modelo.

      The Fund benefited from an emphasis on consumer staples which, through excellent stock selection and overweighting relative to the index, contributed significantly to performance for the year. The Fund is underweighted in highly cyclical sectors, such as materials and energy, which comprise about 16 percent of the MSCI EAFE Index.

      The Fund's holdings in Anglo Irish Bank and Tesco were the largest positive contributors for the year. The Fund's holding in Daito Trust Construction was the greatest detractor for the year.

* THE CLASS I AND CLASS A RETURNS INCLUDE A REPAYMENT TO THE FUNDS, MADE BY THE FORMER ADMINISTRATOR, OF EXCESS ADMINISTRATION FEES. (SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.) THE ONE YEAR RETURNS WITHOUT THIS REPAYMENT ARE DISCLOSED IN THE FINANCIAL HIGHLIGHTS STARTING ON PAGE 126.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

                          INSIGHT SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS(1)                                        PERIODS ENDING 12/31/06
--------------------------------------------------------------------------------

                                                    ONE     FIVE      SINCE
                                                    YEAR   YEARS    INCEPTION(5)
                                                   -----   -----   -------------
I SHARES                                            9.61%   9.93%        7.66%

A SHARES AT NAV(2)                                   --       --         9.63
A SHARES AT POP(3)(4)                                                    3.33

C SHARES AT NAV(2)                                   --       --         9.26
C SHARES WITH CDSC(4)                                --       --         8.26

S&P 500(R) INDEX                                   15.78    6.19       NOTE 6

RUSSELL 2000(R) GROWTH INDEX                       13.35    6.93       NOTE 7

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

5 INCEPTION DATES ARE 1/8/01 FOR CLASS I SHARES AND 6/26/06 FOR CLASS A SHARES AND CLASS C SHARES.

6 THE INDEX RETURNED 3.27% FOR CLASS I SHARES, 14.55% FOR CLASS A SHARES AND 14.55% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

7 THE INDEX RETURNED 5.43% FOR CLASS I SHARES, 9.53% FOR CLASS A SHARES AND 9.53% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

--------------------------------------------------------------------------------
GROWTH OF
$10,000                                                    PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 1/8/01 (inception of the Fund) in Class I shares. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Phoenix Insight      Russell
                         Small-Cap         2000(R)
                        Growth Fund        Growth          S&P 500(R)
          Date            Class I          Index              Index
        ----------    ---------------      --------        ----------

          1/8/2001        $10,000          $10,000          $10,000
        12/31/2001          9,680            9,810            8,975
        12/31/2002          7,680            6,841            6,991
        12/31/2003         11,390           10,162            8,999
        12/31/2004         13,710           11,616            9,976
        12/30/2005         14,176           12,098           10,468
        12/29/2006         15,539           13,713           12,120

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, T. ANDREW JANES, J.D., CFA, WILLIAM O. LESZINSKE, THOMAS P. LETTENBERGER, CFA, JASON BULINSKI AND TODD SANDERS, CFA

Q: HOW DID THE PHOENIX INSIGHT SMALL-CAP GROWTH FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the fiscal year ended December 31, 2006, the Fund's Class I shares returned 9.61%*, Class A shares returned 9.63%* and Class C shares returned 9.26% for the period of June 26, 2006 (inception of the class) through December 31, 2006. For the year ended December 31, 2006, the S&P 500(R) Index, a broad-based equity index, returned 15.78% and the Russell 2000(R) Growth Index, which is the Fund's style-specific benchmark, returned 13.35%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: The backdrop of the equity markets for the second half of 2006 was almost picture perfect, with falling energy and commodity prices, cooling inflation, a benign Federal Reserve (Fed) and surprisingly strong corporate profits. While many had predicted an imminent real estate correction accompanied by a weak domestic economy, most are now talking of a "soft landing" on both fronts. The fourth quarter rally appeared to be a confirmation of that expectation, as investors demonstrated an increasing faith in the Fed to stifle inflation without sending the economy into a recession. The strong market environment was not unique to any sector of the market. All 10 sectors within the Russell 2000(R) Index exhibited positive returns for the year, with the worst-performing sector advancing a respectable 8.5%.

      After underperforming for two consecutive quarters, small caps outpaced large caps during the fourth quarter, with the Russell 2000 up 8.9%, versus the 7.0% increase for the Russell 1000(R) Index. With the inclusion of the sharp outperformance of small cap from the first quarter, the year overall went to the small-cap segment of the market, demonstrated by the Russell 2000 Index's increase of 18.4%, versus the 15.5% advance of the Russell 1000 Index. From a style perspective, value significantly outperformed growth for the year, with the Russell 2000(R) Value Index up 23.5%, versus the Russell 2000(R) Growth Index's gain of 13.4%.

--------------------------------------------------------------------------------

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: For the full year 2006, the Phoenix Insight Small-Cap Growth Fund underperformed its benchmark, the Russell 2000 Growth Index. With three out of every four small-cap growth managers underperforming the Index for the year, it proved to be an unusually difficult environment for active managers.

      Stock selection was responsible for the majority of the Fund's underperformance. While the Fund benefited from strong selection within the industrials sector, it was not enough to overcome the negative impact from selection within the technology, financials and materials sectors. An overweight position in technology aided the portfolio, as that sector contributed 2.7% to the Russell 2000 Growth's performance for the year. Conversely, an underweight position in the materials sector and an overweight position in the energy sector detracted from performance.

      Top performers within the Fund included energy drink maker Hansen Natural (+71%), oil refiner Giant Industries (+44%) and software provider Blackbaud (+55%).

      Holdings that detracted from performance included educational finance provider Velmet (-37%), Steel services provider Ryerson (-36%) and medical device maker Somanetics (-52%).

* THE CLASS I AND CLASS A RETURNS INCLUDE A REPAYMENT TO THE FUNDS, MADE BY THE FORMER ADMINISTRATOR, OF EXCESS ADMINISTRATION FEES. (SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.) THE ONE YEAR RETURNS WITHOUT THIS REPAYMENT ARE DISCLOSED IN THE FINANCIAL HIGHLIGHTS STARTING ON PAGE 126.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

                       INSIGHT SMALL-CAP OPPORTUNITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS(1)                                        PERIODS ENDING 12/31/06
--------------------------------------------------------------------------------

                                            ONE     FIVE    TEN        SINCE
                                            YEAR   YEARS   YEARS    INCEPTION(5)
                                           -----   -----   -----   -------------
I SHARES                                    8.73%  12.88%  12.14%          --

A SHARES AT NAV(2)                          8.50   12.61      --        12.92%
A SHARES AT POP(3)(4)                       2.26   11.28      --        12.07

C SHARES AT NAV(2)                            --      --      --         5.77
C SHARES WITH CDSC(4)                         --      --      --         4.84

S&P 500(R) INDEX                           15.78    6.19    8.44       NOTE 6

RUSSELL 2000(R)INDEX                       18.37   11.39    9.44       NOTE 7

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

5 INCEPTION DATES ARE 2/23/96 FOR CLASS I SHARES, 3/4/99 FOR CLASS A SHARES AND 6/26/06 FOR CLASS C SHARES.

6 THE INDEX RETURNED 3.29% FOR CLASS A SHARES AND 14.55% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

7 THE INDEX RETURNED 10.65% FOR CLASS A SHARES AND 11.96% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

--------------------------------------------------------------------------------
GROWTH OF
$10,000                                                    PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/96 in Class I shares. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Phoenix Insight
                           Small-Cap         Russell
                        Opportunity Fund     2000(R)         S&P 500(R)
          Date              Class I           Index            Index
        ----------      -----------------    --------        ----------
        12/31/1996          $10,000          $10,000          $10,000
        12/31/1997           12,547           12,236           13,338
        12/31/1998           12,693           11,924           17,173
        12/31/1999           17,787           14,459           20,802
        12/29/2000           18,988           14,022           18,891
        12/31/2001           17,155           14,371           16,648
        12/31/2002           14,655           11,427           12,969
        12/31/2003           22,278           16,827           16,692
        12/31/2004           27,661           19,912           18,505
        12/30/2005           28,921           20,818           19,417
        12/29/2006           31,445           24,642           22,481

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, C. THOMAS JOHNSON, CFA, DANIEL
L. SIDO, THOMAS P. LETTENBERGER, CFA, JASON BULINSKI AND TODD SANDERS, CFA

Q: HOW DID THE PHOENIX INSIGHT SMALL-CAP OPPORTUNITY FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the fiscal year ended December 31, 2006, the Fund's Class I shares returned 8.73%*, Class A shares returned 8.50%* and Class C shares returned 5.77% for the period of June 26, 2006 (inception of the class) through December 31, 2006. For the year ended December 31, 2006, the S&P 500(R) Index, a broad-based equity index, returned 15.78% and the Russell 2000(R) Index, which is the Fund's style-specific benchmark, returned 18.37%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: The backdrop of the equity markets for the second half of 2006 was almost picture perfect, with falling energy and commodity prices, cooling inflation, a benign Federal Reserve (Fed) and surprisingly strong corporate profits. While many had predicted an imminent real estate correction accompanied by a weak domestic economy, most are now talking of a "soft landing" on both fronts. The fourth quarter rally appeared to be a confirmation of that expectation, as investors demonstrated an increasing faith in the Fed to stifle inflation without sending the economy into a recession. The strong market environment was not unique to any sector of the market. All 10 sectors within the Russell 2000(R) Index exhibited positive returns for the year, with the worst-performing sector advancing a respectable 8.5%.

      After underperforming for two consecutive quarters, small caps outpaced large caps during the fourth quarter, with the Russell 2000 up 8.9%, versus the 7.0% increase for the Russell 1000(R) Index. With the inclusion of the sharp outperformance of small cap from the first quarter, the year overall went to the small-cap segment of the market, demonstrated by the Russell 2000 Index's increase of 18.4%, versus the 15.5% advance of the Russell 1000 Index. From a style perspective, value significantly outperformed growth for the year, with the Russell 2000(R) Value Index up 23.5%, versus the Russell 2000(R) Growth Index's gain of 13.4%.

--------------------------------------------------------------------------------

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: For the full year 2006, the Phoenix Insight Small-Cap Opportunity Fund underperformed the Russell 2000 Index. With less than 18 percent of small-cap managers beating the index for the year, it proved to be an unusually difficult environment for active managers. Stock selection played the primary role in the Fund's underperformance for the year. While the impact of selection was positive from the consumer discretionary and energy sectors, it was not enough to make up for the negative effect on performance from sectors such as information technology and financials. The portfolio benefited from being slightly overweight in the high-flying materials sector, as that sector returned over 40% for the year, though overweights in health care and energy detracted from the Fund's results.

      Securities such as petroleum surveyor Veritas DGC (+139%), e-commerce outsourcer Digital River (+88%), denim apparel designer Guess? (+78%) and restaurant operator and franchiser Jack in the Box (+75%) are examples of stock selections that made strong positive contributions to performance throughout the year.

      Holdings that detracted from performance were software developer Intergraph (-30%), mortgage banker Accredited Home Lending (-45%) and biopharmaceutical company ViroPharma (-59%).

* THE CLASS I AND CLASS A RETURNS INCLUDE A REPAYMENT TO THE FUNDS, MADE BY THE FORMER ADMINISTRATOR, OF EXCESS ADMINISTRATION FEES. (SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.) THE ONE YEAR RETURNS WITHOUT THIS REPAYMENT ARE DISCLOSED IN THE FINANCIAL HIGHLIGHTS STARTING ON PAGE 126.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

                          INSIGHT SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS(1)                                        PERIODS ENDING 12/31/06
--------------------------------------------------------------------------------

                                                    ONE     FIVE      SINCE
                                                    YEAR   YEARS    INCEPTION(5)
                                                   -----   -----   -------------
I SHARES                                           10.92%  14.21%       13.29%

A SHARES AT NAV(2)                                 10.62   13.92        15.21
A SHARES AT POP(3)(4)                               4.26   12.58        14.29

C SHARES AT NAV(2)                                    --      --         9.86
C SHARES WITH CDSC(4)                                 --      --         8.90

S&P 500(R) INDEX                                   15.78    6.19       NOTE 6

RUSSELL 2000(R) VALUE INDEX                        23.48   15.37       NOTE 7

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

HISTORICALLY, SMALL COMPANY STOCKS HAVE BEEN MORE VOLATILE THAN LARGE COMPANY STOCKS, U.S. GOVERNMENT BONDS AND TREASURY BILLS.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

5 INCEPTION DATES ARE 3/24/97 FOR CLASS I SHARES, 8/17/99 FOR CLASS A SHARES AND 6/26/06 FOR CLASS C SHARES.

6 THE INDEX RETURNED 7.87% FOR CLASS I SHARES, 2.36% FOR CLASS A SHARES AND 14.55% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

7 THE INDEX RETURNED 13.39% FOR CLASS I SHARES, 14.94% FOR CLASS A SHARES AND 14.27% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

--------------------------------------------------------------------------------
GROWTH OF
$10,000                                                    PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/24/97 (inception of the Fund) in Class I shares. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Phoenix Insight    Russell
                         Small-Cap       2000(R)
                         Value Fund       Value          S&P 500(R)
          Date            Class I         Index            Index
        ----------    ---------------    --------        ----------
         3/24/1997        $10,000        $10,000          $10,000
        12/31/1997         12,711         12,938           12,444
        12/31/1998         12,211         12,103           16,022
        12/31/1999         12,271         11,923           19,409
        12/29/2000         16,498         14,645           17,626
        12/31/2001         17,417         16,698           15,533
        12/31/2002         15,195         14,791           12,100
        12/31/2003         21,735         21,598           15,574
        12/31/2004         28,021         26,403           17,265
        12/30/2005         30,515         27,646           18,116
        12/29/2006         33,845         34,137           20,975

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, T. ANDREW JANES, J.D., CFA, WILLIAM O. LESZINSKE, THOMAS P. LETTENBERGER, CFA, JASON BULINSKI AND TODD SANDERS, CFA

Q: HOW DID THE PHOENIX INSIGHT SMALL-CAP VALUE FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the fiscal year ended December 31, 2006, the Fund's Class I shares returned 10.92%*, Class A shares returned 10.62%* and Class C shares returned 9.86% for the period June 26, 2006 (inception of the class) through December 31, 2006. For the year ended December 31, 2006, the S&P 500(R) Index, a broad-based equity index, returned 15.78% and the Russell 2000(R) Value Index, which is the Fund's style-specific benchmark, returned 23.48%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: The backdrop of the equity markets for the second half of 2006 was almost picture perfect, with falling energy and commodity prices, cooling inflation, a benign Federal Reserve (Fed) and surprisingly strong corporate profits. While many had predicted an imminent real estate correction accompanied by a weak domestic economy, most are now talking of a "soft landing" on both fronts. The fourth quarter rally appeared to be a confirmation of that expectation, as investors demonstrated an increasing faith in the Fed to stifle inflation without sending the economy into a recession. The strong market environment was not unique to any sector of the market. All 10 sectors within the Russell 2000(R) Index exhibited positive returns for the year, with the worst-performing sector advancing a respectable 8.5%.

      After underperforming for two consecutive quarters, small caps outpaced large caps during the fourth quarter, with the Russell 2000 up 8.9%, versus the 7.0% increase for the Russell 1000(R) Index. With the inclusion of the sharp outperformance of small cap from the first quarter, the year overall went to the small-cap segment of the market, demonstrated by the Russell 2000 Index's increase of 18.4%, versus the 15.5% advance of the Russell 1000 Index. From a style perspective, value significantly outperformed growth for the year, with the Russell 2000(R) Value Index up 23.5%, versus the Russell 2000(R) Growth Index's gain of 13.4%.

--------------------------------------------------------------------------------

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: For the full year 2006, the Phoenix Insight Small-Cap Value Fund underperformed its benchmark, the Russell 2000 Value Index. With less than six percent of small-cap value managers beating the Index for the year, it proved to be an unusually difficult environment for active managers.

      Stock selection was responsible for the majority of the Fund's underperformance. While the Fund benefited from strong selection within the energy sector, it was not enough to overcome the negative impact from selection within the technology, financials and consumer staples sectors. An overweight position in materials aided performance, as that sector returned over 40% for the year; however, underweight positions in the high-performing telecommunications and industrials sectors detracted from performance.

      Top performers within the Fund included real estate developer Trammell Crow (+93%), drug delivery company West Pharmaceutical Services (+104%) and lighting manufacturer Acuity Brands (+63%).

      Holdings that detracted from performance were reinsurance company Scottish Re Group (-70%), software provider Websense (-30%) and healthcare firm Iris International (-44%).

* THE CLASS I AND CLASS A RETURNS INCLUDE A REPAYMENT TO THE FUNDS, MADE BY THE FORMER ADMINISTRATOR, OF EXCESS ADMINISTRATION FEES. (SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.) THE ONE YEAR RETURNS WITHOUT THIS REPAYMENT ARE DISCLOSED IN THE FINANCIAL HIGHLIGHTS STARTING ON PAGE 126.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

                                INSIGHT BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS(1)                                        PERIODS ENDING 12/31/06
--------------------------------------------------------------------------------

                                             ONE    FIVE    TEN        SINCE
                                            YEAR   YEARS   YEARS   INCEPTION(5)
                                           -----   -----   -----   ------------
I SHARES                                    3.85%   4.28%   5.78%         --

A SHARES AT NAV(2)                          3.58    4.02      --        5.00%
A SHARES AT POP(3)(4)                      (1.34)   3.01      --        4.35

C SHARES AT NAV(2)                            --      --      --        5.44
C SHARES WITH CDSC(4)                         --      --      --        4.44

LEHMAN BROTHERS AGGREGATE BOND INDEX        4.33    5.06    6.24      NOTE 6

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

5 INCEPTION DATES ARE 4/16/96 FOR CLASS I SHARES, 2/17/99 FOR CLASS A SHARES AND 6/26/06 FOR CLASS C SHARES.

6 THE INDEX RETURNED 5.64% FOR CLASS A SHARES AND 5.75% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

--------------------------------------------------------------------------------
GROWTH OF
$10,000                                                    PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/96 in Class I shares. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         Phoenix Insight      Lehman Brothers
                            Bond Fund        Aggregate Bond
          Date               Class I              Index
        ----------       ---------------     ----------------
        12/31/1996          $10,000              $10,000
        12/31/1997           10,941               10,965
        12/31/1998           11,720               11,918
        12/31/1999           11,613               11,819
        12/31/2000           13,130               13,194
        12/31/2001           14,222               14,308
        12/31/2002           15,243               15,776
        12/31/2003           15,841               16,423
        12/31/2004           16,487               17,136
        12/30/2005           16,889               17,552
        12/29/2006           17,538               18,312

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, ALBERT GUTIERREZ, CFA, AL ALAIMO, ROBERT L. BISHOP AND ANDREW S. CHOW

Q: HOW DID THE PHOENIX INSIGHT BOND FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the fiscal year ended December 31, 2006, the Fund's Class I shares returned 3.85%*, Class A shares returned 3.58%* and Class C shares returned 5.44% for the period of June 26, 2006 (inception of the class) through December 31, 2006. For the year ended December 31, 2006, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 4.33%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE HIGH-YIELD MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

A: As the result of restrictive Federal Reserve policy, rates rose during the fiscal year and the yield curve flattened. Ten-year Treasury yields rose to 4.70% on December 29, 2006--from 4.39% on December 30, 2005. Short-term rates rose even more, as the yield on the three-month Treasury bill rose from 4.07% to 5.00% over the same period.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: In 2006, the Fund's performance was driven primarily by the compression of spreads in the mortgage-backed and corporate bond markets.

      From a sector perspective, high-yield bonds contributed the most to the Fund's performance. A healthy economy, combined with ample liquidity and a low default rate, created an environment that favored high-yield credits. The Lehman Brothers 2% Constrained High Yield Index returned 10.76% during the year, eclipsing the 4.33% return of its investment-grade counterpart, the Lehman Brothers Aggregate Bond Index.

      The Fund also benefited from its overweight to investment-grade corporate bonds, which produced 1.56% more total return in 2006 than similar-duration Treasuries. Fund performance was also augmented by the inclusion of corporate hybrid securities, which outperformed similar-duration Treasuries by 267 basis points in the fourth quarter alone. An overweight to long-duration BBB corporates also added to returns.

--------------------------------------------------------------------------------

      In mortgages, pass-through securities tightened over the course of the year, producing 133 basis points of return over similar-duration Treasuries. Hybrid adjustable-rate mortgages also contributed to the Fund's results, benefiting from both spread compression and their short duration.

      While none of the Fund's investments fell into the distressed category, two credits in the Fund's portfolio that were involved in leveraged buyouts--Harrah's Entertainment and HCA--suffered from shareholder efforts to enhance the stock price through the use of significant leverage.

* THE CLASS I AND CLASS A RETURNS INCLUDE A REPAYMENT TO THE FUNDS, MADE BY THE FORMER ADMINISTRATOR, OF EXCESS ADMINISTRATION FEES. (SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.) THE ONE YEAR RETURNS WITHOUT THIS REPAYMENT ARE DISCLOSED IN THE FINANCIAL HIGHLIGHTS STARTING ON PAGE 126.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

                          INSIGHT HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS(1)                                        PERIODS ENDING 12/31/06
--------------------------------------------------------------------------------

                                                            ONE        SINCE
                                                           YEAR    INCEPTION(5)
                                                           -----   ------------
I SHARES                                                    7.31%       9.70%

A SHARES AT NAV(2)                                          6.97        7.51
A SHARES AT POP (3)(4)                                      1.89        5.54

C SHARES AT NAV(2)                                            --        7.17
C SHARES WITH CDSC(4)                                         --        6.17

LEHMAN BROTHERS AGGREGATE BOND INDEX                        4.33      NOTE 6

LEHMAN BROTHERS HIGH YIELD BOND 2%
ISSUER CAP INDEX                                           10.76      NOTE 7

BEAR STEARNS HIGH YIELD BOND INDEX                         11.67      NOTE 8

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

5 INCEPTION DATES ARE 9/20/02 FOR CLASS I SHARES, 5/17/04 FOR CLASS A SHARES AND 6/26/06 FOR CLASS C SHARES.

6 THE INDEX RETURNED 4.02% FOR CLASS I SHARES, 4.56% FOR CLASS A SHARES AND 5.75% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

7 THE INDEX RETURNED 13.23% FOR CLASS I SHARES, 10.06% FOR CLASS A SHARES AND 8.79% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

8 THE INDEX RETURNED 14.06% FOR CLASS I SHARES AND 9.35% FOR CLASS A SHARES SINCE EACH CLASS' INCEPTION.

--------------------------------------------------------------------------------
GROWTH OF
$10,000                                                    PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 9/20/02 (inception of the Fund) in Class I shares. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Phoenix
                       Insight                       Lehman      Lehman Brothers
                      High Yield   Bear Stearns     Brothers       High Yield
                      Bond Fund     High Yield      Aggregate    Bond 2% Issuer
           Date        Class I      Bond Index     Bond Index      Cap Index
        ----------    -----------  ------------    ----------    ---------------
         9/20/2002     $10,000        $10,000       $10,000        $10,000
        12/31/2002      10,390         10,761        10,195         10,443
        12/31/2003      12,275         13,873        10,613         13,449
        12/31/2004      13,582         15,389        11,073         14,947
        12/30/2005      13,845         15,665        11,342         15,359
        12/29/2006      14,858         17,492        11,834         17,011

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, ALBERT GUTIERREZ, CFA, THOMAS
N. HAAG AND AL ALAIMO

Q: HOW DID THE PHOENIX INSIGHT HIGH YIELD BOND FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the fiscal year ended December 31, 2006, the Fund's Class I shares returned 7.31%*, Class A shares returned 6.97%* and Class C shares returned 7.17% for the period of June 26, 2006 (inception of the class) through December 31, 2006. For the year ended December 31, 2006, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 4.33% and the Bear Sterns High Yield Bond Index returned 11.67%.

      Effective with the Fund's subadvisor change on May 18, 2006, the Lehman Brothers High Yield Bond 2% Issuer Cap Index which limits exposure by issuer to 2% replaced the Bear Sterns High Yield Bond Index as the Fund's style-specific index. For comparative purposes, the Lehman Brothers High Yield Bond 2% Issuer Cap Index returned 10.76%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE HIGH-YIELD FIXED INCOME MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: The high-yield market registered its best quarter of the year, as it closed out 2006 with the Lehman 2% High Yield Index returning 4.10% and the Lehman High Yield Index returning 4.19%. For the full year, the market had one of its better years in the last 10, as the Lehman 2% High Yield Index returned 10.76% and the Lehman High Yield returned 11.85%. There was a strong return profile by rating that pervaded most of 2006, as Caa/CCC credits outperformed, followed by B/B and Ba/BB rated bonds, respectively. Returns for all three rating categories were solidly in positive territory. The U.S. high-yield market as a whole outperformed virtually all other fixed income asset classes in 2006.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: Fundamentally, the U.S. high-yield market remained in solid shape throughout 2006. GDP in the U.S. slowed to around 2% from the 3% plus range that we saw earlier in the year. Slower growth was concentrated in a few industries, most notably housing. Traditionally, the high-yield market tends to remain in respectable shape, as long as GDP remains north of 2%.

--------------------------------------------------------------------------------

      Cessation of Federal Reserve rate increases also bolstered the financial markets, including high yield. Additionally, a rising-tide mentality prevailed in the high-yield market during 2006, as the lowest-quality and riskiest portions of the high-yield market dominated performance. Due to our higher-quality bias, we are typically underweight the higher-risk portions of the market. For 2006, higher-risk Caa/CCC rated bonds led the way, with returns of 17.66%. B/B rated bonds gained 11.22%, while Ba/BB rated bonds lagged with an advance of 10.07%.

      Besides risk, the most important potential differentiator of performance entering 2006 was exposure to the higher-risk auto sector. As it turned out, with returns of over 23% and an average weight in the high-yield index of 14%, autos dominated the landscape from a sector standpoint in 2006. More specifically, Ford/Ford Motor Credit and GM/GMAC which, combined, totaled over 11% of the index and returned over 25% for the year, were the key swing factors. Realistically and from a reasonable credit exposure perspective, very few, if any, managers had market weightings in Ford/Ford Motor Credit or GM/GMAC. We were no exception to that dynamic.

      Overall, the high-yield market remained in good shape, closing out the year with low defaults, plentiful credit and beneficial M&A activity--specifically, investment-grade companies purchasing high-yield companies. This provided capital appreciation in specific situations.

* THE CLASS I AND CLASS A RETURNS INCLUDE A REPAYMENT TO THE FUNDS, MADE BY THE FORMER ADMINISTRATOR, OF EXCESS ADMINISTRATION FEES. (SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.) THE ONE YEAR RETURNS WITHOUT THIS REPAYMENT ARE DISCLOSED IN THE FINANCIAL HIGHLIGHTS STARTING ON PAGE 126.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

                    INSIGHT INTERMEDIATE GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS(1)                                        PERIODS ENDING 12/31/06
--------------------------------------------------------------------------------

                                                     ONE    FIVE       SINCE
                                                    YEAR   YEARS   INCEPTION(5)
                                                   -----   -----   ------------
I SHARES                                            4.37%   4.50%       5.88%

A SHARES AT NAV(2)                                  4.11    4.24        5.12
A SHARES AT POP(3)(4)                              (0.83)   3.23        4.47

LEHMAN BROTHERS AGGREGATE BOND INDEX                4.33    5.06      NOTE 6

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT
   BOND INDEX                                       3.84    3.92      NOTE 7

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

5  INCEPTION DATES ARE 3/24/97 FOR CLASS I SHARES AND 2/11/99 FOR CLASS A
   SHARES.

6 THE INDEX RETURNED 6.37% FOR CLASS I SHARES AND 5.62% FOR CLASS A SHARES SINCE EACH CLASS' INCEPTION.

7 THE INDEX RETURNED 5.57% FOR CLASS I SHARES AND 4.93% FOR CLASS A SHARES SINCE EACH CLASS' INCEPTION.

--------------------------------------------------------------------------------
GROWTH OF
$10,000                                                    PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/24/97 (inception of the Fund) in Class I shares. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Phoenix
                           Insight         Lehman
                         Intermediate      Brothers           Lehman
                          Government     Intermediate        Brothers
                          Bond Fund       Government         Aggregate
          Date             Class I        Bond Index        Bond Index
        ----------       -------------   -------------      ----------
         3/24/1997         $10,000          $10,000          $10,000
        12/31/1997          10,796           10,733           10,946
        12/31/1998          11,600           11,643           11,897
        12/31/1999          11,507           11,700           11,799
        12/29/2000          13,024           12,926           13,170
        12/31/2001          14,032           14,013           14,282
        12/31/2002          15,490           15,364           15,748
        12/31/2003          15,863           15,716           16,394
        12/31/2004          16,347           16,082           17,105
        12/30/2005          16,753           16,353           17,521
        12/29/2006          17,485           16,982           18,280

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, MAUREEN SVAGERA, CFA, LAURA ALTER AND CAROL H. LYONS

Q: HOW DID THE PHOENIX INSIGHT INTERMEDIATE GOVERNMENT BOND FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the fiscal year ended December 31, 2006, the Fund's Class I shares returned 4.37%* and Class A shares returned 4.11%*. For the year ended December 31, 2006, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 4.33% and the Lehman Brothers Intermediate Government Bond Index, which is the Fund's style-specific benchmark, returned 3.84%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE BOND MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: Interest rates continued to rise in 2006, as the Federal Reserve maintained its tightening bias in the first half of the year, while shifting to a balanced tone in the second half. As a result, the Treasury market return of 3.08% for the year resulted entirely from coupon income, as price returns for the period were negative. The yield curve continued to flatten, with the two- to 10-year curve closing out 2006 inverted at -11 basis points after hitting a peak inversion of -19 basis points in November. Meanwhile, the 30-year bond ended 2006 at a flat yield to the two-year Treasury note.

      Despite the flattening curve, returns from intermediate maturities posted a 3.51% return, outpacing the long end return of 1.85% by almost two to one. Lastly, in February, the bond market saw the re-emergence of the 30-year bond auction, the first long bond auction since 2001. Demand was substantial due to the dearth of longer maturities for pension fund investing.

      On the economic front, consumer fundamentals remained healthy, despite a beleaguered housing market beset by endless "gloom and doom" headlines. Moderating energy costs, strong corporate earnings and positive employment levels all set a positive tone for the economy and the performance of non-Treasury sectors. In addition, falling volatility remained the theme in the mortgage sector and a strong contributor to that sector's outperformance for most of the year.

--------------------------------------------------------------------------------

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund was positioned to take advantage of rising interest rates by maintaining a shorter duration than its Lehman Brothers Intermediate Government Bond Index benchmark throughout the year. In addition, a modest barbell position was held, with an eye towards further flattening of the yield curve. Both positions had a positive impact on Fund performance, as rates rose and the curve continued to flatten.

      On a sector basis, the Fund continued to maintain an overweight to the government securitized sectors during the year. In particular, allocations to government residential and commercial mortgage securities proved beneficial, as both sectors outperformed comparable-duration Treasuries. Lastly, strong performance by agency issue selection also contributed to the Fund's returns for the period.

* THE CLASS I AND CLASS A RETURNS INCLUDE A REPAYMENT TO THE FUNDS, MADE BY THE FORMER ADMINISTRATOR, OF EXCESS ADMINISTRATION FEES. (SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.) THE ONE YEAR RETURNS WITHOUT THIS REPAYMENT ARE DISCLOSED IN THE FINANCIAL HIGHLIGHTS STARTING ON PAGE 126.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

                   INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS(1)                                        PERIODS ENDING 12/31/06
--------------------------------------------------------------------------------

                                            ONE     FIVE    TEN       SINCE
                                            YEAR   YEARS   YEARS   INCEPTION(5)
                                           -----   -----   -----   ------------
I SHARES                                    4.45%   4.79%   5.13%         --

A SHARES AT NAV(2)                          4.10    4.51      --        4.44%
A SHARES AT POP(3)(4)                      (0.84)   3.50      --        3.59

C SHARES AT NAV(2)                            --      --      --        3.92
C SHARES WITH CDSC(4)                         --      --      --        2.92

LEHMAN BROTHERS AGGREGATE BOND INDEX        4.33    5.06    6.24      NOTE 6

LEHMAN BROTHERS 3-15 YEAR BLEND
   MUNI BOND INDEX                          4.17    4.96    5.39      NOTE 7

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

5 INCEPTION DATES ARE 2/23/96 FOR CLASS I SHARES, 1/16/01 FOR CLASS A SHARES AND 6/26/06 FOR CLASS C SHARES.

6 THE INDEX RETURNED 5.57% FOR CLASS A SHARES AND 5.75% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

7 THE INDEX RETURNED 4.86% FOR CLASS A SHARES AND 4.06% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

--------------------------------------------------------------------------------
 GROWTH OF
 $10,000                                                   PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/96 in Class I shares. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Phoenix           Lehman
                           Insight          Brothers          Lehman
                         Intermediate       Muni Bond          Brothers
                          Tax-Exempt        3-15 Year         Aggregate
                          Bond Fund           Blend             Bond
          Date             Class I            Index             Index
        ----------       -------------      ---------         ---------
        12/31/1996          $10,000          $10,000          $10,000
        12/31/1997           10,641           10,833           10,965
        12/31/1998           11,166           11,522           11,918
        12/31/1999           11,118           11,468           11,819
        12/29/2000           12,364           12,607           13,194
        12/31/2001           13,054           13,271           14,308
        12/31/2002           14,336           14,553           15,776
        12/31/2003           15,002           15,297           16,423
        12/31/2004           15,454           15,872           17,136
        12/30/2005           15,792           16,230           17,552
        12/29/2006           16,495           16,906           18,312

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, GEORGE W. SELBY, CPA, KIMBERLY
J. KEYWELL AND LAURA ALTER

Q: HOW DID THE PHOENIX INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND PERFORM FOR ITS FISCAL ENDED DECEMBER 31, 2006?

A: For the fiscal year ended December 31, 2006, the Fund's Class I shares returned 4.45%*, Class A shares returned 4.10%* and Class C shares returned 3.92% for the period of June 26, 2006 (inception of the class) through December 31, 2006. For the year ended December 31, 2006, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 4.33% and the Lehman Brothers 3-15 Year Blend Muni Bond Index, which is the Fund's style-specific benchmark, returned 4.17%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE MUNICIPAL BOND MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

A: The municipal bond market performed well in 2006, against a backdrop of modest economic growth, stable energy prices, benign inflation readings and a fluctuating housing market.

      For 2006, municipal new issue volume was $383 billion, or only six percent lower than 2005's record. Lower yield levels made bond financing an attractive option. Tighter credit spreads benefited high-yield issuers in particular. New money issuance increased, while refunding volume slipped during the year. Growing infrastructure needs and the preference of municipalities to access the capital markets instead of raising taxes added to issuance.

      A significant event was the flattening of the municipal yield curve throughout 2006. Yields on shorter-maturity bonds ended the year higher and yields on longer bonds ended the year lower. Longer-term municipal yields decreased to levels not seen in over 20 years, falling over 30 basis points on the year, while short municipal yields rose over 30 basis points. Increased buying from foreign investors, hedge funds and tender option bond programs contributed to a yield curve that was extremely flat by historical standards.

--------------------------------------------------------------------------------

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund emphasizes quality security selection combined with premium bond structures in the intermediate maturity range. In 2006, total rate of return favored higher-yielding credits, where the Fund is underweight. Investors were rewarded for assuming higher risk in tobacco and lower-rated hospital bonds. The lower interest rate environment channeled investments into the highest-yielding securities, although the underlying credit fundamentals appeared overvalued.

      The Fund was overweight in premium structures, which enhanced performance. In fact, within the investment-grade sector of the municipal market, coupon income was a larger contributor to total return than was price appreciation.

      The Fund remains vigilant against the prospect of higher interest rates and favors high-quality, liquid structures. Specifically, the Fund's average quality is "AA1," with an overweight to "AAA" securities. Additionally, the Fund favors essential purpose revenue bonds, which posted strong returns during 2006. Essential purpose revenue bonds, such as those issued to fund the construction of toll roads, are largely immune from economic swings and benefit from a defined, segregated flow of revenue payments.

* THE CLASS I AND CLASS A RETURNS INCLUDE A REPAYMENT TO THE FUNDS, MADE BY THE FORMER ADMINISTRATOR, OF EXCESS ADMINISTRATION FEES. (SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.) THE ONE YEAR RETURNS WITHOUT THIS REPAYMENT ARE DISCLOSED IN THE FINANCIAL HIGHLIGHTS STARTING ON PAGE 126.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

                      INSIGHT SHORT/INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS(1)                                        PERIODS ENDING 12/31/06
--------------------------------------------------------------------------------

                                            ONE     FIVE    TEN      SINCE
                                            YEAR   YEARS   YEARS   INCEPTION(5)
                                           -----   -----   -----   ------------
I SHARES                                    4.25%   3.80%   5.19%         --

A SHARES AT NAV(2)                          3.99    3.54      --        4.73%
A SHARES AT POP(3)(4)                      (0.95)   2.53      --        4.05

C SHARES AT NAV(2)                            --      --      --        3.96
C SHARES WITH CDSC(4)                         --      --      --        2.96

LEHMAN BROTHERS AGGREGATE BOND INDEX        4.33    5.06    6.24      NOTE 6

LEHMAN BROTHERS INTERMEDIATE
   GOVERNMENT/CREDIT BOND INDEX             4.08    4.53    5.81      NOTE 7

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

5 INCEPTION DATES ARE 2/23/96 FOR CLASS I SHARES, 7/21/99 FOR CLASS A SHARES AND 6/26/06 FOR CLASS C SHARES.

6 THE INDEX RETURNED 6.02% FOR CLASS A SHARES AND 5.75% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

7 THE INDEX RETURNED 5.60% FOR CLASS A SHARES AND 4.73% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

--------------------------------------------------------------------------------
 GROWTH OF
 $10,000                                                   PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/96 in Class I shares. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Phoenix              Lehman
                            Insight              Brothers         Lehman
                       Short/Intermediate     Intermediate       Brothers
                           Bond Fund        Government/Credit    Aggregate
          Date              Class I            Bond Index        Bond Index
        ----------     -------------------  ------------------  -----------
        12/31/1996          $10,000              $10,000          $10,000
        12/31/1997           10,715               10,787           10,965
        12/31/1998           11,467               11,697           11,918
        12/31/1999           11,560               11,742           11,819
        12/29/2000           12,763               12,929           13,194
        12/31/2001           13,766               14,088           14,308
        12/31/2002           14,648               15,474           15,776
        12/31/2003           15,250               16,140           16,423
        12/31/2004           15,695               16,631           17,136
        12/30/2005           15,908               16,894           17,552
        12/29/2006           16,584               17,583           18,312

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, LAURA ALTER, MAUREEN SVAGERA, CFA AND CAROL H. LYONS, CFA

Q: HOW DID THE PHOENIX INSIGHT SHORT/INTERMEDIATE BOND FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the fiscal year ended December 31, 2006, the Fund's Class I shares returned 4.25%*, Class A shares returned 3.99%* and Class C shares returned 3.96% for the period of June 26, 2006 (inception of the class) through December 31, 2006. For the year ended December 31, 2006, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 4.33% and the Lehman Brothers Intermediate Government/Credit Bond Index, which is the Fund's style-specific benchmark, returned 4.08%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE BOND MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: For the fixed income markets, 2006 was notable for the surprising lack of surprise. In spite of numerous possible triggers--including the changing of the guard at the Federal Reserve (Fed), wild swings in commodity prices, threats of nuclear proliferation, emerging market hiccups and landmark leveraged buy-outs
(LBOs)--the bond market remained a sea of tranquility. Interest rates were held to a narrow range, and the non-Treasury sectors all outperformed, especially riskier investments, such as high-yield and emerging-market debt, which delivered equity-like results.

      However, focusing solely on investment-grade bonds, 2006 was, at best, a year to earn the market's coupon. Price appreciation was absent as rates, while range-bound, nonetheless rose, responding to the year's first six months of Fed tightening. Mortgage-backed bonds were the biggest beneficiaries of this low volatility rate environment. With prepayments well behaved, mortgage investors were rewarded with both incremental yield over Treasuries and relative price outperformance. Likewise, corporate bonds fared well. Specifically, with private equity investors cash-rich and looking for ever-bigger opportunities, event risk cast a shadow on the year's benign fundamental landscape for investment-grade corporates. Still, investors appeared to have assessed 2006's LBOs more as idiosyncratic transactions than cause to abandon the credit sector EN MASSE. In fact, on average, the higher the risk, the

--------------------------------------------------------------------------------

greater the return: In a still-low interest rate environment, investors remained confident that higher-yielding alternatives would not disappoint.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: For 2006, versus its market benchmark, the greatest contributor to the Fund's performance was its short duration bias. With the Fed clearly focused on restraining inflation, the pressure exerted on short rates was manifest across the yield curve. For the year, the two-year Treasury rate rose some 40 basis points, while 10-year yields increased 31 basis points. By positioning the Fund short of its benchmark's duration, the Net Asset Value (NAV) impact of higher rates was moderated.

      Yet, the year was not won by defense alone. Concurrent with 2006's defensive bias on interest rates, within its sector allocation, the Fund maintained an aggressive position in non-Treasury alternatives. Restricted to investment-grade bonds, the Fund benefited most significantly from its heavy exposure to the securitized sectors. In particular, with a substantial portion of the Fund invested in mortgage-backed bonds, the Fund was well positioned in a year when commercial and residential mortgage securities delivered excess returns of 137 and 122 basis points, respectively.

* THE CLASS I AND CLASS A RETURNS INCLUDE A REPAYMENT TO THE FUNDS, MADE BY THE FORMER ADMINISTRATOR, OF EXCESS ADMINISTRATION FEES. (SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.) THE ONE YEAR RETURNS WITHOUT THIS REPAYMENT ARE DISCLOSED IN THE FINANCIAL HIGHLIGHTS STARTING ON PAGE 126.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

                          INSIGHT TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS(1)                                        PERIODS ENDING 12/31/06
--------------------------------------------------------------------------------

                                            ONE    FIVE     TEN      SINCE
                                            YEAR   YEARS   YEARS   INCEPTION(5)
                                           -----   -----   -----   ------------
I SHARES                                    4.67%   5.58%   5.79%         --

A SHARES AT NAV(2)                          4.51    5.34      --        5.43%
A SHARES AT POP(3)(4)                      (0.45)   4.32      --        4.56

C SHARES AT NAV(2)                            --      --      --        4.16
C SHARES WITH CDSC(4)                         --      --      --        3.16

LEHMAN BROTHERS AGGREGATE BOND INDEX        4.33    5.06    6.24      NOTE 6

LEHMAN BROTHERS MUNICIPAL BOND INDEX        4.84    5.53    5.76      NOTE 7

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 4.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

5 INCEPTION DATES ARE 2/23/96 FOR CLASS I SHARES, 1/30/01 FOR CLASS A SHARES AND 6/26/06 FOR CLASS C SHARES.

6 THE INDEX RETURNED 5.49% FOR CLASS A SHARES AND 5.75% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

7 THE INDEX RETURNED 5.39% FOR CLASS A SHARES AND 4.75% FOR CLASS C SHARES SINCE EACH CLASS' INCEPTION.

--------------------------------------------------------------------------------
GROWTH OF
$10,000                                                    PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/96 in Class I shares. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Phoenix         Lehman
                           Insight         Brothers          Lehman
                          Tax-Exempt       Municipal        Brothers
                          Bond Fund         Bond            Aggregate
          Date             Class I          Index           Bond Index
        ----------        ----------       ---------        ----------
        12/31/1996         $10,000         $10,000           $10,000
        12/31/1997          10,855          10,919            10,965
        12/31/1998          11,384          11,627            11,918
        12/31/1999          11,035          11,387            11,819
        12/29/2000          12,625          12,718            13,194
        12/31/2001          13,385          13,370            14,308
        12/31/2002          14,913          14,655            15,776
        12/31/2003          15,779          15,433            16,423
        12/31/2004          16,325          16,125            17,136
        12/30/2005          16,775          16,691            17,552
        12/29/2006          17,558          17,450            18,312

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, GEORGE W. SELBY, CPA, KIMBERLY
J. KEYWELL AND LAURA ALTER

Q: HOW DID THE PHOENIX INSIGHT TAX-EXEMPT BOND FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: For the fiscal year ended December 31, 2006, the Fund's Class I shares returned 4.67%*, Class A shares returned 4.51%* and Class C shares returned 4.16% for the period of June 26, 2006 (inception of the class) through December 31, 2006. For the year ended December 31, 2006, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 4.33% and the Lehman Brothers Municipal Bond Index, which is the Fund's style-specific benchmark, returned 4.84%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE MUNICIPAL BOND MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

A: The municipal bond market performed well in 2006, against a backdrop of modest economic growth, stable energy prices, benign inflation readings and a fluctuating housing market.

      For the year, municipal new issue volume was $383 billion or only 6% lower than 2005's record year. Lower yield levels made bond financing an attractive option. Tighter credit spreads benefited high-yield issuers in particular. New money issuance increased, while refunding volume slipped on the year. Growing infrastructure needs and the preference of municipalities to access the capital markets instead of raising taxes added to issuance.

      A significant event was the flattening of the municipal yield curve throughout 2006. Yields on shorter-maturity bonds ended the year higher, and yields on longer bonds ended the year lower. Longer-term municipal yields decreased to levels not seen in over 20 years, falling over 30 basis points on the year -- while short municipal yields rose over 30 basis points. Increased buying from foreign investors, hedge funds and tender option bond programs contributed to the extremely flat (by historical standards) yield curve.

--------------------------------------------------------------------------------

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund emphasizes quality security selection, combined with premium bond structures in the intermediate maturity range. In 2006, total rate of return favored higher-yielding credits, where the Fund is underweight. Investors were rewarded for assuming higher risk in tobacco and lower-rated hospital bonds. The lower interest rate environment channeled investments into the highest-yielding securities.

      The Fund is overweight premium structures, which enhanced performance. In fact, within the investment-grade sector of the municipal market, coupon income was a larger contributor to total return than was price appreciation.

      The Fund remains vigilant against the prospect of higher interest rates and favors high-quality, liquid structures. Specifically, the Fund's average quality is "AA1," with an overweight to "AAA" securities.

      Additionally, the Fund favors essential purpose revenue bonds, which posted strong returns during 2006. Essential purpose revenue bonds, such as those issued for the construction of toll roads, are largely immune from economic swings and benefit from a defined, segregated flow of revenue payments.

* THE CLASS I AND CLASS A RETURNS INCLUDE A REPAYMENT TO THE FUNDS, MADE BY THE FORMER ADMINISTRATOR, OF EXCESS ADMINISTRATION FEES. (SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.) THE ONE YEAR RETURNS WITHOUT THIS REPAYMENT ARE DISCLOSED IN THE FINANCIAL HIGHLIGHTS STARTING ON PAGE 126.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

                               MONEY MARKET FUNDS
--------------------------------------------------------------------------------

           DISCUSSIONS WITH THE MONEY MARKET FUNDS PORTFOLIO MANAGERS,
              PETER J. ARTS, BOYD R. EAGER AND KIMBERLY J. KEYWILL

PHOENIX INSIGHT GOVERNMENT MONEY MARKET FUND

Q: HOW DID THE MARKETS PERFORM DURING THE GOVERNMENT MONEY MARKET FUND'S FISCAL YEAR ENDED DECEMBER 31, 2006?

A: After 17 consecutive quarter basis point increases, the Federal Reserve's (the "Fed's") last interest rate adjustment for 2006 occurred on June 29. After that point, the year became split into two distinct periods. The first six months of the year saw four rate increases with an inflationary bias, as the markets were projecting the possibility of a federal funds rate that could hit 6.00% by 2007. During the last half of the year, after a series of releases that focused on unexpected disappointing economic indicators, rates flattened and eventually inverted, as the markets began to price in potential interest rate decreases. Once the Fed changed directions with its pause in interest rates, investors built up reserves in an unwillingness to invest money for any length of time in an inverted yield curve environment.

Q: WHAT FACTORS AFFECTED THE GOVERNMENT MONEY MARKET FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The major factors that affected the performance of the Fund in 2006 included Fed monetary policy, varied economic indicators and an overall surplus of liquidity. While the Fund's performance was top-shelf throughout the year, different approaches were required as the tenor of the market fluctuated. From January to July, the Fund benefited from a higher percentage of floating rate product and advantageous rate resets in our corporate and commercial paper holdings. However, as longer rates flattened, we rolled our floaters into short fixed-rate securities, thus taking advantage of the yield curve inversion. As the Fed's tightening policy paused in the third quarter, a greater reliance was placed on short-dated instruments, which provided the most yield enhancement available to the Fund.

PHOENIX INSIGHT MONEY MARKET FUND

Q: HOW DID THE SHORT-TERM MARKETS PERFORM DURING THE MONEY MARKET FUND'S FISCAL YEAR ENDED DECEMBER 31, 2006?

A: After 17 consecutive quarter basis point increases, the Federal Reserve's (Fed's) last interest rate adjustment for 2006 occurred on June 29. After that point, the year became split into two distinct periods. The first six months of the year saw four rate increases with an inflationary bias, as the markets were projecting the possibility of a federal funds rate that could hit 6.00% by 2007. During the last half of the year, after a series of releases that focused on unexpected disappointing economic indicators, rates flattened and eventually inverted, as the markets began to price in potential interest rate decreases. Once the Fed changed directions with its pause in interest rates, investors built up reserves in an unwillingness to invest money for any length of time in an inverted yield curve environment.

Q: WHAT FACTORS AFFECTED THE MONEY MARKET FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The major factors that affected the performance of the Fund in 2006 included Fed monetary policy, varied economic indicators and an overall surplus of liquidity. While the Fund's performance was top-shelf throughout the year, different approaches were required as the tenor of the market fluctuated. From January to July, the Fund benefited from a higher percentage of floating rate product and advantageous rate resets in our corporate and commercial paper holdings. However, as longer rates flattened, we rolled our floaters into short fixed-rate securities, thus taking advantage of the yield curve inversion. As the Fed's tightening policy paused in the third quarter, a greater reliance was placed on short-dated instruments, which provided the most yield enhancement available to the Fund.

--------------------------------------------------------------------------------

PHOENIX INSIGHT TAX-EXEMPT MONEY MARKET FUND

Q: HOW DID THE TAX-EXEMPT MONEY MARKETS PERFORM DURING ITS FISCAL YEAR ENDED DECEMBER 31, 2006?

A: The new calendar year began with tax-exempt money market funds receiving large cash inflows from maturities and interest coupon payments. A strong demand for short-term variable-rate product was created as the funds became flush with cash to invest. As a result, tax-exempt interest rates were driven lower. As the demand subsided and the corporate and personal tax payments dates approached, the situation reversed and rates started to inch higher. Most fund managers chose to stay on the sidelines, since the flatness of the short-term municipal yield curve provided little incentive to extend. The short-term yield curve was actually inverted by the end of the fourth quarter of 2006.

Q: WHAT FACTORS AFFECTED THE TAX-EXEMPT MONEY MARKET FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund was able to maintain its strong performance throughout the year as it successfully managed the volatile cash flows that are typical in most money market funds. Despite the volatility in floating-rate securities, the Fund opted to overweight the variable sector. Although the majority of the portfolio was invested in variable-rate securities, the Fund did look for periods of weakness in the market in order to purchase high-quality, fixed-rate securities at attractive yields. This opportunity arose in the second half of the year, after the Federal Reserve was finished raising rates. Selective purchases of commercial paper and short-term notes helped to diversify the portfolio and contributed to the performance of the Fund for the year.

                              PHOENIX INSIGHT FUNDS
                     DISCLOSURE OF FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

ABOUT YOUR FUND'S EXPENSES
(For the six-month period of June 30, 2006 to December 31, 2006).

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Phoenix Insight Fund you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Classes I and E shares are sold without sales charges and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Phoenix Insight Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Tables illustrate your fund's costs in two ways.

ACTUAL EXPENSES.

      This section of the accompanying tables provides information about actual account values and actual expenses. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES.

      This section of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

EXPENSE TABLE

PHOENIX INSIGHT EQUITY FUNDS

---------------------------------------------------------------------------------------------------------------
                                                               Beginning      Ending                  Expenses
                                                                Account       Account    Annualized     Paid
                                                                 Value         Value       Expense     During
                                                                6/30/06      12/31/06       Ratio      Period*
---------------------------------------------------------------------------------------------------------------
BALANCED FUND
---------------------------------------------------------------------------------------------------------------
ACTUAL
Class A ....................................................   $ 1,000.00   $ 1,078.70         0.99%  $    5.19
Class C ....................................................     1,000.00     1,074.90         1.77%       9.26
Class I ....................................................     1,000.00     1,079.90         0.74%       3.88

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A ....................................................     1,000.00     1,020.15         0.99%       5.05
Class C ....................................................     1,000.00     1,016.17         1.77%       9.04
Class I ....................................................     1,000.00     1,021.43         0.74%       3.78
---------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND
---------------------------------------------------------------------------------------------------------------
ACTUAL
Class A ....................................................   $ 1,000.00   $ 1,110.80         1.14%  $    6.07
Class C ....................................................     1,000.00     1,106.80         1.89%      10.04
Class I ....................................................     1,000.00     1,112.10         0.89%       4.74

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A ....................................................     1,000.00     1,019.39         1.14%       5.82
Class C ....................................................     1,000.00     1,015.56         1.89%       9.65
Class I ....................................................     1,000.00     1,020.66         0.89%       4.54
---------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
---------------------------------------------------------------------------------------------------------------
ACTUAL
Class A ....................................................   $ 1,000.00   $ 1,220.80         1.58%  $    8.82
Class C ....................................................     1,000.00     1,217.60         2.29%      12.83
Class I ....................................................     1,000.00     1,222.70         1.33%       7.43

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A ....................................................     1,000.00     1,017.16         1.58%       8.05
Class C ....................................................     1,000.00     1,013.49         2.29%      11.71
Class I ....................................................     1,000.00     1,018.43         1.33%       6.77
---------------------------------------------------------------------------------------------------------------
EQUITY FUND
---------------------------------------------------------------------------------------------------------------
ACTUAL
Class A ....................................................   $ 1,000.00   $ 1,088.50         1.13%  $    5.95
Class C ....................................................     1,000.00     1,084.50         1.89%       9.93
Class I ....................................................     1,000.00     1,089.70         0.88%       4.64

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A ....................................................     1,000.00     1,019.44         1.13%       5.77
Class C ....................................................     1,000.00     1,015.56         1.89%       9.65
Class I ....................................................     1,000.00     1,020.71         0.88%       4.49
---------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio which is net of waived fees and reimbursed expenses, if applicable multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 days to reflect the one-half year period.

You can find more information about the Fund's expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

                              PHOENIX INSIGHT FUNDS
               DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

EXPENSE TABLE

PHOENIX INSIGHT EQUITY FUNDS

---------------------------------------------------------------------------------------------------------------
                                                                Beginning     Ending                   Expenses
                                                                 Account     Account     Annualized      Paid
                                                                  Value       Value       Expense       During
                                                                 6/30/06     12/31/06      Ratio        Period*
---------------------------------------------------------------------------------------------------------------
INDEX FUND
---------------------------------------------------------------------------------------------------------------
ACTUAL
Class A ....................................................   $ 1,000.00   $ 1,123.30         0.72%  $    3.85
Class I ....................................................     1,000.00     1,124.30         0.46%       2.46

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A ....................................................     1,000.00     1,021.53         0.72%       3.68
Class I ....................................................     1,000.00     1,022.86         0.46%       2.35
---------------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND
---------------------------------------------------------------------------------------------------------------
ACTUAL
Class A ....................................................   $ 1,000.00   $ 1,170.90         1.29%  $    7.06
Class C ....................................................     1,000.00     1,168.10         2.04%      11.15
Class I ....................................................     1,000.00     1,172.20         1.04%       5.69

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A ....................................................     1,000.00     1,018.62         1.29%       6.59
Class C ....................................................     1,000.00     1,014.79         2.04%      10.41
Class I ....................................................     1,000.00     1,019.90         1.04%       5.31
---------------------------------------------------------------------------------------------------------------
SMALL-CAP GROWTH FUND
---------------------------------------------------------------------------------------------------------------
ACTUAL
Class A ....................................................   $ 1,000.00   $ 1,058.60         1.40%  $    7.26
Class C ....................................................     1,000.00     1,055.80         2.15%      11.14
Class I ....................................................     1,000.00     1,060.00         1.15%       5.97

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A ....................................................     1,000.00     1,018.06         1.40%       7.15
Class C ....................................................     1,000.00     1,014.23         2.15%      10.97
Class I ....................................................     1,000.00     1,019.34         1.15%       5.87
---------------------------------------------------------------------------------------------------------------
SMALL-CAP OPPORTUNITY FUND
---------------------------------------------------------------------------------------------------------------
ACTUAL
Class A ....................................................   $ 1,000.00   $ 1,033.20         1.18%  $    6.05
Class C ....................................................     1,000.00     1,029.30         1.92%       9.82
Class I ....................................................     1,000.00     1,034.00         0.93%       4.77

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A ....................................................     1,000.00     1,019.18         1.18%       6.02
Class C ....................................................     1,000.00     1,015.40         1.92%       9.80
Class I ....................................................     1,000.00     1,020.46         0.93%       4.75
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                               Beginning      Ending                  Expenses
                                                                Account       Account    Annualized     Paid
                                                                 Value         Value       Expense     During
                                                                6/30/06      12/31/06       Ratio      Period*
---------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------
ACTUAL
Class A ....................................................    $1,000.00   $ 1,069.20         1.14%  $    5.95
Class C ....................................................     1,000.00     1,065.30         1.89%       9.84
Class I ....................................................     1,000.00     1,070.70         0.90%       4.70

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A ....................................................     1,000.00     1,019.39         1.14%       5.82
Class C ....................................................     1,000.00     1,015.56         1.89%       9.65
Class I ....................................................     1,000.00     1,020.61         0.90%       4.59
---------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio which is net of waived fees and reimbursed expenses, if applicable multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 days to reflect the one-half year period.

You can find more information about the Fund's expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

                              PHOENIX INSIGHT FUNDS
               DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

EXPENSE TABLE

PHOENIX INSIGHT FIXED INCOME FUNDS

---------------------------------------------------------------------------------------------------------------
                                                               Beginning      Ending                   Expenses
                                                                Account       Account    Annualized      Paid
                                                                 Value         Value       Expense      During
                                                                6/30/06      12/31/06       Ratio      Period*
---------------------------------------------------------------------------------------------------------------
BOND FUND
---------------------------------------------------------------------------------------------------------------
ACTUAL
Class A ....................................................   $ 1,000.00   $ 1,052.20         0.85%  $    4.40
Class C ....................................................     1,000.00     1,048.30         1.59%       8.21
Class I ....................................................     1,000.00     1,053.60         0.60%       3.11

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A ....................................................     1,000.00     1,020.87         0.85%       4.34
Class C ....................................................     1,000.00     1,017.09         1.59%       8.12
Class I ....................................................     1,000.00     1,022.14         0.60%       3.06
---------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND
---------------------------------------------------------------------------------------------------------------
ACTUAL
Class A ....................................................   $ 1,000.00   $ 1,068.70         1.02%  $    5.29
Class C ....................................................     1,000.00     1,065.50         1.71%       8.88
Class I ....................................................     1,000.00     1,070.80         0.70%       3.64

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A ....................................................     1,000.00     1,020.02         1.02%       5.18
Class C ....................................................     1,000.00     1,016.50         1.71%       8.71
Class I ....................................................     1,000.00     1,021.65         0.70%       3.56
---------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
---------------------------------------------------------------------------------------------------------------
ACTUAL
Class A ....................................................   $ 1,000.00   $ 1,038.50         0.75%  $    3.85
Class I ....................................................     1,000.00     1,039.80         0.50%       2.57

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A ....................................................     1,000.00     1,021.38         0.75%       3.83
Class I ....................................................     1,000.00     1,022.65         0.50%       2.55
---------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
---------------------------------------------------------------------------------------------------------------
ACTUAL
Class A ....................................................   $ 1,000.00   $ 1,040.70         0.85%  $    4.37
Class C ....................................................     1,000.00     1,037.80         1.60%       8.22
Class I ....................................................     1,000.00     1,042.90         0.60%       3.09

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A ....................................................     1,000.00     1,020.87         0.85%       4.34
Class C ....................................................     1,000.00     1,017.04         1.60%       8.17
Class I ....................................................     1,000.00     1,022.14         0.60%       3.06
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                               Beginning      Ending                  Expenses
                                                                Account       Account    Annualized     Paid
                                                                 Value         Value       Expense     During
                                                                6/30/06      12/31/06       Ratio     Period*
---------------------------------------------------------------------------------------------------------------
SHORT/INTERMEDIATE BOND FUND
---------------------------------------------------------------------------------------------------------------
ACTUAL
Class A ....................................................   $ 1,000.00   $ 1,039.70         0.95%  $    4.88
Class C ....................................................     1,000.00     1,035.90         1.70%       8.72
Class I ....................................................     1,000.00     1,040.10         0.70%       3.60

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A ....................................................     1,000.00     1,020.36         0.95%       4.85
Class C ....................................................     1,000.00     1,016.53         1.70%       8.68
Class I ....................................................     1,000.00     1,021.63         0.70%       3.57
---------------------------------------------------------------------------------------------------------------
TAX-EXEMPT BOND FUND
---------------------------------------------------------------------------------------------------------------
ACTUAL
Class A ....................................................   $ 1,000.00   $ 1,044.00         0.86%  $    4.45
Class C ....................................................     1,000.00     1,040.10         1.61%       8.26
Class I ....................................................     1,000.00     1,044.30         0.61%       3.12

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A ....................................................     1,000.00     1,020.80         0.86%       4.41
Class C ....................................................     1,000.00     1,017.01         1.61%       8.20
Class I ....................................................     1,000.00     1,022.11         0.61%       3.09
---------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio which is net of waived fees and reimbursed expenses, if applicable multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 days to reflect the one-half year period.

You can find more information about the Fund's expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

                              PHOENIX INSIGHT FUNDS
               DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

EXPENSE TABLE

PHOENIX INSIGHT MONEY MARKET FUNDS

---------------------------------------------------------------------------------------------------------------
                                                               Beginning      Ending                   Expenses
                                                                Account      Account     Annualized      Paid
                                                                 Value        Value        Expense      During
                                                                6/30/06      12/31/06       Ratio      Period*
---------------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------
ACTUAL
Class A ....................................................   $ 1,000.00   $ 1,024.00         0.59%  $    3.03
Class I ....................................................     1,000.00     1,025.80         0.25%       1.27

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A ....................................................     1,000.00     1,022.17         0.59%       3.04
Class I ....................................................     1,000.00     1,023.94         0.25%       1.26
---------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------
ACTUAL
Class A ....................................................   $ 1,000.00   $ 1,024.80         0.53%  $    2.71
Class E ....................................................     1,000.00     1,026.60         0.18%       0.93
Class I ....................................................     1,000.00     1,026.60         0.18%       0.93

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A ....................................................     1,000.00     1,022.49         0.53%       2.71
Class E ....................................................     1,000.00     1,024.28         0.18%       0.93
Class I ....................................................     1,000.00     1,024.28         0.18%       0.93
---------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------
ACTUAL
Class A ....................................................   $ 1,000.00   $ 1,015.40         0.61%  $    3.11
Class I ....................................................     1,000.00     1,017.20         0.19%       0.95

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class A ....................................................     1,000.00     1,022.08         0.61%       3.13
Class I ....................................................     1,000.00     1,024.25         0.19%       0.95
---------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio which is net of waived fees and reimbursed expenses, if applicable multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 days to reflect the one-half year period.

You can find more information about the Fund's expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

                          PHOENIX INSIGHT BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                      12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Domestic Common Stocks                                                       62%
Agency Mortgage-Backed Securities                                             9
Domestic Corporate Bonds                                                      9
Non-Agency Mortgage-Backed Securities                                         8
U.S. Government Securities                                                    4
Foreign Common Stocks                                                         2
Asset-Backed Securities                                                       2
Other                                                                         4

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
U.S. GOVERNMENT SECURITIES -- 4.3%
U.S. TREASURY BONDS -- 0.8%
U.S. Treasury Bond
     8.750%                                                                         8/15/20     $       323     $       446,548
     8.000%                                                                        11/15/21              85             112,678
     5.500%                                                                         8/15/28              80              86,425
                                                                                                                ---------------
                                                                                                                        645,651
                                                                                                                ---------------
U.S. TREASURY NOTES -- 3.1%
U.S. Treasury Note
     3.750%                                                                         5/15/08             130             128,009
     4.375%                                                                        11/15/08             560             555,494
     3.500%                                                                         8/15/09             425             412,151
     3.875%                                                                         7/15/10           1,300           1,265,580
     5.125%                                                                         6/30/11             145             147,447
     4.250%                                                                         8/15/13             205             199,859
     4.000%                                                                         2/15/14              20              19,144
                                                                                                                ---------------
                                                                                                                      2,727,684
                                                                                                                ---------------
U.S. TREASURY STRIPS -- 0.4%
     5.460%(f)                                                                      2/15/19             690             382,793
                                                                                                                ---------------
TOTAL U.S. GOVERNMENT SECURITIES
   (Identified cost $3,759,824)                                                                                       3,756,128
                                                                                                                ---------------
AGENCY MORTGAGE-BACKED SECURITIES -- 9.1%
FHLMC 1385 J
     7.000%                                                                        10/15/07              68              67,562
FHLMC 2513 JE
     5.000%                                                                        10/15/17             450             439,154
FHLMC 2770 LA
     4.500%                                                                         4/15/33             244             235,207
FHLMC 2835 HB
     5.500%                                                                         8/15/24             305             301,945
FHLMC 2886 BE
     4.500%                                                                        11/15/19             260             241,752
FHLMC 2886 CK
     5.000%                                                                        11/15/19             280             270,413
FHLMC 3099 PA
     5.500%                                                                         9/15/25             158             158,472
FHLMC 3101 PA
     5.500%                                                                        10/15/25             158             158,781
FNMA
     7.500%                                                                         11/1/26              --(g)              254
     7.500%                                                                         12/1/26              18              18,605

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
     7.500%                                                                          3/1/27     $        12     $        12,802
     5.500%                                                                         11/1/33             255             252,777
     5.500%                                                                         12/1/33             370             365,791
     5.500%                                                                          1/1/34             195             192,688
     5.000%                                                                          3/1/34             994             961,406
     5.000%                                                                          7/1/34             514             496,780
     5.000%                                                                         11/1/34             133             128,817
     6.000%                                                                          3/1/35             156             156,946
     5.500%                                                                          6/1/35             237             234,684
     5.500%                                                                          7/1/35             253             249,927
     5.500%                                                                          8/1/35             642             634,482
     6.500%                                                                          5/1/36             580             591,787
FNMA 00-T88 A(c)
     7.385%                                                                        12/25/30              30              31,546
FNMA 02-BOE
     5.000%                                                                        11/25/17             400             388,721
FNMA 03-35BC
     5.000%                                                                         5/25/18             640             619,728
FNMA 93-197(c)
     6.368%                                                                        10/25/08              22              22,263
FNMA 97-20 (Interest Only)
     1.840%                                                                         3/25/27             350              19,906
FNMA 97-84 PL (Interest Only)
     6.500%                                                                         2/25/09              21                 755
GNMA
     8.000%                                                                        11/15/26              31              32,947
     7.000%                                                                         9/15/31               7               6,772
     5.500%                                                                         7/15/33             241             240,193
GNMA 02-53 B
     5.552%                                                                         5/16/26             296             297,720
GNMA 04-108 C
     5.039%                                                                        12/16/32             195             190,126
                                                                                                                ---------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $8,142,203)                                                                                       8,021,709
                                                                                                                ---------------
AGENCY NON-MORTGAGE-BACKED SECURITIES -- 0.8%
FHLB
     5.625%                                                                         6/13/16             345             355,068
Rowan Cos., Inc.
     4.330%                                                                          5/1/19             357             339,074
                                                                                                                ---------------
TOTAL AGENCY NON-MORTGAGE-BACKED SECURITIES
   (Identified cost $702,142)                                                                                           694,142
                                                                                                                ---------------

                       See Notes to Financial Statements.

                          PHOENIX INSIGHT BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
ASSET-BACKED SECURITIES -- 2.0%
Chase Manhattan Auto Owner Trust 06-B, A3
     5.130%                                                                         5/15/11     $       215     $       214,999
Citibank Credit Card Issuance Trust 03-A6
     2.900%                                                                         5/17/10             600             581,662
Citibank Credit Card Issuance Trust 05-B1
     4.400%                                                                         9/15/10             220             216,835
E*TRADE RV and Marine Trust 04-1, A3
     3.620%                                                                         10/8/18             335             322,978
Providian Gateway Master Trust 04-DA 144A(b)
     3.350%                                                                         9/15/11             240             236,550
Volkswagen Auto Loan Enhanced Trust 03-2, A4
     2.940%                                                                         3/22/10             169             166,751
                                                                                                                ---------------
TOTAL ASSET-BACKED SECURITIES
   (Identified cost $1,752,016)                                                                                       1,739,775
                                                                                                                ---------------
DOMESTIC CORPORATE BONDS -- 8.7%
AEROSPACE & DEFENSE -- 0.2%
Boeing Co. (The)
     8.750%                                                                         9/15/31             100             139,632

AUTOMOBILE MANUFACTURERS -- 0.2%
DaimlerChrysler NA Holding Corp.
     5.875%                                                                         3/15/11             150             150,565

AUTOMOTIVE RETAIL -- 0.1%
CSX Corp.
     6.750%                                                                         3/15/11              50              52,500

BROADCASTING & CABLE TV -- 0.3%
Comcast Corp.
     6.500%                                                                         1/15/17             235             245,228

BUILDING PRODUCTS -- 0.3%
CRH America
     5.625%                                                                         9/30/11             300             301,259

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS -- 0.4%
Caterpillar, Inc.
     7.300%                                                                          5/1/31             200             239,123
John Deere Capital Corp.
     5.100%                                                                         1/15/13             150             147,379
                                                                                                                ---------------
                                                                                                                        386,502
                                                                                                                ---------------
CONSUMER FINANCE -- 0.8%
Associates Corp. NA
     6.950%                                                                         11/1/18              60              67,206
Capital One Bank
     4.250%                                                                         12/1/08             160             156,842
     5.000%                                                                         6/15/09             125             124,289
HSBC Finance Corp.
     5.250%                                                                         1/14/11             350             350,010
                                                                                                                ---------------
                                                                                                                        698,347
                                                                                                                ---------------
DEPARTMENT STORES -- 0.3%
Kohl's Corp.
     6.300%                                                                          3/1/11             220             226,855

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
DIVERSIFIED BANKS -- 0.3%
Bank of America Corp.
     6.250%                                                                         4/15/12     $       220     $       229,634

ELECTRIC UTILITIES -- 0.7%
FPL Group Capital, Inc.
     5.625%                                                                          9/1/11             300             303,287
PECO Energy Co.
     3.500%                                                                          5/1/08             200             195,267
Virginia Electric & Power Co. Series A
     4.750%                                                                          3/1/13             100              96,030
                                                                                                                ---------------
                                                                                                                        594,584
                                                                                                                ---------------
FOOD RETAIL -- 0.1%
Kroger Co. (The)
     6.800%                                                                          4/1/11              85              88,957

HOUSEHOLD PRODUCTS -- 0.5%
Kimberly-Clark Corp.
     4.875%                                                                         8/15/15             300             287,056
Procter & Gamble Co. ESOP Series A
     9.360%                                                                          1/1/21             148             184,981
                                                                                                                ---------------
                                                                                                                        472,037
                                                                                                                ---------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.2%
Constellation Energy Group, Inc.
     7.600%                                                                          4/1/32             150             175,204

INTEGRATED OIL & GAS -- 0.2%
ConocoPhillips Holding Co.
     6.950%                                                                         4/15/29             165             187,420

INTEGRATED TELECOMMUNICATION SERVICES -- 0.5%
BellSouth Corp.
     6.000%                                                                        11/15/34             235             225,627
Verizon Global Funding Corp.
     7.250%                                                                         12/1/10             200             213,191
     7.750%                                                                         12/1/30              30              35,189
                                                                                                                ---------------
                                                                                                                        474,007
                                                                                                                ---------------
INVESTMENT BANKING & BROKERAGE -- 0.7%
Lehman Brothers Holdings, Inc.
     7.000%                                                                          2/1/08              40              40,676
     4.250%                                                                         1/27/10             255             248,223
     5.750%                                                                          1/3/17             200             202,560
Merrill Lynch & Co., Inc.
     5.770%                                                                         7/25/11             100             102,208
                                                                                                                ---------------
                                                                                                                        593,667
                                                                                                                ---------------
MANAGED HEALTH CARE -- 0.2%
UnitedHealth Group, Inc.
     5.800%                                                                         3/15/36             200             196,664

MULTI-UTILITIES -- 0.2%
Consolidated Edison Co. of New York
     5.700%                                                                          2/1/34              50              48,424
Duke Energy Field Services LLC
     7.875%                                                                         8/16/10             150             161,346
                                                                                                                ---------------
                                                                                                                        209,770
                                                                                                                ---------------

                       See Notes to Financial Statements.

                          PHOENIX INSIGHT BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
OFFICE REITS -- 0.3%
Duke Realty LP
     5.950%                                                                         2/15/17     $       300     $       304,339

OIL & GAS EXPLORATION & PRODUCTION -- 0.1%
Anadarko Finance Co. Series B
     7.500%                                                                          5/1/31             100             113,799

OTHER DIVERSIFIED FINANCIAL SERVICES -- 0.8%
Boeing Capital Corp.
     7.375%                                                                         9/27/10             180             193,136
Citigroup, Inc.
     5.850%                                                                          7/2/13             125             128,357
General Electric Capital Corp.
     4.875%                                                                          3/4/15              75              72,945
JPMorgan Chase & Co.
     3.800%                                                                         10/2/09             325             313,645
                                                                                                                ---------------
                                                                                                                        708,083
                                                                                                                ---------------
PACKAGED FOODS & MEATS -- 0.6%
ConAgra Foods, Inc.
     7.125%                                                                         10/1/26             200             219,424
General Mills, Inc.
     6.000%                                                                         2/15/12              80              81,945
Kellogg Co. Series B
     6.600%                                                                          4/1/11             200             209,740
                                                                                                                ---------------
                                                                                                                        511,109
                                                                                                                ---------------
PHARMACEUTICALS -- 0.2%
Schering-Plough Corp.
     6.500%                                                                         12/1/33             150             162,694

PROPERTY & CASUALTY INSURANCE -- 0.4%
St. Paul Travelers Cos., Inc. (The)
     5.500%                                                                         12/1/15             325             323,748

RETAIL REITS -- 0.0%
Simon Property Group LP
     5.375%                                                                         8/28/08              35              34,847

SPECIALIZED FINANCE -- 0.1%
CIT Group, Inc.
     5.000%                                                                         2/13/14              55              53,153
                                                                                                                ---------------
TOTAL DOMESTIC CORPORATE BONDS
   (Identified cost $7,650,166)                                                                                       7,634,604
                                                                                                                ---------------
NON-AGENCY MORTGAGE-BACKED SECURITIES -- 7.7%
Adjustable Rate Mortgage Trust 05-11, 2A42(c)
     5.35%                                                                          2/25/36             500             507,159
Bear Stearns Commercial Mortgage
   Securities, Inc. 05-T18, A4
     4.933%                                                                         2/13/42             275             268,003
Bear Stearns Commercial Mortgage
   Securities, Inc. 06-PW14, A4,
     5.201%                                                                         12/1/38             165             162,912
Bear Stearns Commercial Mortgage
   Securities, Inc. 06-T22, A4(c)
     5.467%                                                                         4/12/38             195             198,551

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
Citigroup-Deutsche Bank Commercial
   MortgageTrust 05-CD1, A4,(c)
     5.226%                                                                         7/15/44     $       120     $       119,726
Citigroup-Deutsche Bank Commercial
   Mortgage Trust 06-CD3, A2
     5.560%                                                                        10/15/48             305             308,967
Countrywide Home Loan Mortgage
   Pass Through Trust 03-J6, 1A1
     5.500%                                                                         8/25/33             245             241,317
GMAC Mortgage Corp. Loan
   Trust 05-AR3, 3A3(c)
     4.858%                                                                         6/19/35             194             192,109
JPMorgan Commercial Mortgage
   Securities Corp. 06-LDP9, A3
     5.336%                                                                         5/15/47             170             169,366
LB-UBS Commercial Mortgage
   Trust 05-C2, A2
     4.821%                                                                         4/15/30             270             266,541
LB-UBS Commercial Mortgage
   Trust 05-C5, A3
     4.964%                                                                         9/15/30             440             434,334
LB-UBS Commercial Mortgage
   Trust 06-C3, A4
     5.661%                                                                         3/15/39             330             337,934
MASTR Adjustable Rate Mortgages
   Trust 05-8, 3A1(c)
     6.000%                                                                        12/25/35             615             616,630
MASTR Alternative Loans
   Trust 04-13, 12A1
     5.500%                                                                        12/25/19             249             247,277
MASTR Alternative Loans
   Trust 04-13, 8A1
     5.500%                                                                         1/25/25             143             141,091
MASTR Asset Securitization
   Trust 03-7, 4A33
     5.250%                                                                         9/25/33             200             191,161
Morgan Stanley Mortgage Loan
   Trust 06-7, 5A2
     5.962%                                                                         6/25/36             295             294,641
Residential Funding Mortgage
   Securities II, Inc. 01-HS2, A5
     6.920%                                                                         4/25/31             131             130,815
Structured Asset Securities
   Corp. 03-34A, 6A(c)
     5.135%                                                                        11/25/33             206             203,259
Structured Asset Securities
   Corp. 04-5H, A2
     4.430%                                                                        12/25/33             185             182,948
Structured Asset Securities
   Corp. 05-15, 4A1
     6.000%                                                                         8/25/35             242             241,806
Structured Asset Securities
   Corp. 05-2XS, 2A2(c)
     5.150%                                                                         2/25/35             142             139,982
Structured Asset Securities
   Corp. 98-RF3, A (Interest Only) 144A(b)
     6.10%                                                                          6/15/28              84               7,622
WaMu Alternative Mortgage
   Pass-Through Certificates 05-4, CB7
     5.500%                                                                         6/25/35             310             302,884

                       See Notes to Financial Statements.

                          PHOENIX INSIGHT BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
WaMu Alternative Mortgage
   Pass-Through Certificates 05-6, 2A7
     5.500%                                                                         8/25/35     $       320     $       318,358
Washington Mutual, Inc. 02-S8, 2A7
     5.250%                                                                         1/25/18             287             282,539
Wells Fargo Mortgage-Backed
   Securities Trust 05-AR4, B1(c)
     4.564%                                                                         4/25/35             207             200,269
                                                                                                                ---------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $6,791,536)                                                                                       6,708,201
                                                                                                                ---------------
FOREIGN CORPORATE BONDS(d) -- 0.7%
FRANCE -- 0.1%
France Telecom SA
     7.750%                                                                          3/1/11             100             108,927

UNITED KINGDOM -- 0.6%
Diageo Capital plc
     4.375%                                                                          5/3/10             200             194,685
Royal Bank of Scotland Group plc
     5.000%                                                                         10/1/14             200             194,389
     5.050%                                                                          1/8/15             100              97,707
                                                                                                                ---------------
                                                                                                                        486,781
                                                                                                                ---------------
TOTAL FOREIGN CORPORATE BONDS
   (Identified cost $609,565)                                                                                           595,708
                                                                                                                ---------------

                                                                                                   SHARES
                                                                                                -----------
DOMESTIC COMMON STOCKS -- 62.2%
AEROSPACE & DEFENSE -- 1.6%
Lockheed Martin Corp.                                                                                 6,700             616,869
Northrop Grumman Corp.                                                                                3,000             203,100
Precision Castparts Corp.                                                                             4,000             313,120
Rockwell Collins, Inc.                                                                                3,900             246,831
                                                                                                                ---------------
                                                                                                                      1,379,920
                                                                                                                ---------------
AGRICULTURAL PRODUCTS -- 0.3%
Archer-Daniels-Midland Co.                                                                            8,200             262,072

AIRLINES -- 0.6%
Alaska Air Group, Inc.(e)                                                                             6,600             260,700
Continental Airlines, Inc.(e)                                                                         6,200             255,750
                                                                                                                ---------------
                                                                                                                        516,450
                                                                                                                ---------------
APPAREL RETAIL -- 1.0%
American Eagle Outfitters, Inc.                                                                      18,825             587,528
Children's Place Retail Stores, Inc. (The)(e)                                                         4,469             283,871
                                                                                                                ---------------
                                                                                                                        871,399
                                                                                                                ---------------
APPAREL, ACCESSORIES & LUXURY GOODS -- 0.4%
Perry Ellis International, Inc.(e)                                                                    3,900             159,900
V F Corp.                                                                                             2,600             213,408
                                                                                                                ---------------
                                                                                                                        373,308
                                                                                                                ---------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
APPLICATION SOFTWARE -- 1.0%
Adobe Systems, Inc.(e)                                                                                2,250     $        92,520
BEA Systems, Inc.(e)                                                                                 60,650             762,977
                                                                                                                ---------------
                                                                                                                        855,497
                                                                                                                ---------------
ASSET MANAGEMENT & CUSTODY BANKS -- 1.0%
Affiliated Managers Group, Inc.(e)                                                                      850              89,360
Northern Trust Corp.                                                                                 10,300             625,107
Nuveen Investments, Inc. Class A                                                                      2,450             127,106
                                                                                                                ---------------
                                                                                                                        841,573
                                                                                                                ---------------
AUTOMOTIVE RETAIL -- 0.5%
AutoNation, Inc.(e)                                                                                   8,000             170,560
Sonic Automotive, Inc. Class A                                                                       10,400             302,016
                                                                                                                ---------------
                                                                                                                        472,576
                                                                                                                ---------------
BIOTECHNOLOGY -- 0.1%
Gilead Sciences, Inc.(e)                                                                              2,000             129,860

BROADCASTING & CABLE TV -- 0.3%
Sinclair Broadcast Group, Inc. Class A                                                               21,700             227,850

COMMODITY CHEMICALS -- 1.0%
Celanese Corp. Series A                                                                               9,000             232,920
Lyondell Chemical Co.                                                                                10,900             278,713
Pioneer Cos., Inc.(e)                                                                                 7,500             214,950
Spartech Corp.                                                                                        4,500             117,990
                                                                                                                ---------------
                                                                                                                        844,573
                                                                                                                ---------------
COMMUNICATIONS EQUIPMENT -- 2.0%
Avaya, Inc.(e)                                                                                        6,450              90,171
Cisco Systems, Inc.(e)                                                                               36,800           1,005,744
InterDigital Communications Corp.(e)                                                                  7,500             251,625
Motorola, Inc.                                                                                       17,700             363,912
                                                                                                                ---------------
                                                                                                                      1,711,452
                                                                                                                ---------------
COMPUTER & ELECTRONICS RETAIL -- 0.1%
Circuit City Stores, Inc.                                                                             3,350              63,583

COMPUTER HARDWARE -- 1.8%
Hewlett-Packard Co.                                                                                  38,000           1,565,220

COMPUTER STORAGE & PERIPHERALS -- 0.8%
Komag, Inc.(e)                                                                                        8,000             303,040
QLogic Corp.(e)                                                                                      18,600             407,712
                                                                                                                ---------------
                                                                                                                        710,752
                                                                                                                ---------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS -- 0.4%
Caterpillar, Inc.                                                                                     3,000             183,990
FreightCar America, Inc.                                                                              3,700             205,165
                                                                                                                ---------------
                                                                                                                        389,155
                                                                                                                ---------------
CONSUMER FINANCE -- 0.5%
Capital One Financial Corp.                                                                           2,500             192,050
CompuCredit Corp.(e)                                                                                  7,340             292,205
                                                                                                                ---------------
                                                                                                                        484,255
                                                                                                                ---------------

                       See Notes to Financial Statements.

                          PHOENIX INSIGHT BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
DATA PROCESSING & OUTSOURCED SERVICES -- 0.7%
Computer Sciences Corp.(e)                                                                           11,800      $      629,766

DEPARTMENT STORES -- 1.9%
Federated Department Stores, Inc.                                                                    17,550             669,181
Kohl's Corp.(e)                                                                                       7,300             499,539
Penney (J.C.) Co., Inc.                                                                               6,400             495,104
                                                                                                                ---------------
                                                                                                                      1,663,824
                                                                                                                ---------------
DIVERSIFIED BANKS -- 1.4%
Intervest Bancshares Corp.(e)                                                                         2,400              82,584
U.S. Bancorp                                                                                         22,000             796,180
Wachovia Corp.                                                                                        6,700             381,565
                                                                                                                ---------------
                                                                                                                      1,260,329
                                                                                                                ---------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES -- 1.1%
Corrections Corp. of America(e)                                                                       7,975             360,709
Dun & Bradstreet Corp.(e)                                                                             5,600             463,624
Equifax, Inc.                                                                                         2,800             113,680
                                                                                                                ---------------
                                                                                                                        938,013
                                                                                                                ---------------
DIVERSIFIED METALS & MINING -- 1.0%
Freeport-McMoRan Copper & Gold, Inc. Class B
   (Indonesia)(d)                                                                                    10,800             601,884
Phelps Dodge Corp.                                                                                    2,600             311,272
                                                                                                                ---------------
                                                                                                                        913,156
                                                                                                                ---------------
ELECTRIC UTILITIES -- 0.1%
El Paso Electric Co.(e)                                                                               4,200             102,354

ELECTRICAL COMPONENTS & EQUIPMENT -- 0.1%
Regal-Beloit Corp.                                                                                    1,779              93,415

ELECTRONIC MANUFACTURING SERVICES -- 0.1%
Merix Corp.(e)                                                                                       11,300             104,977

ENVIRONMENTAL & FACILITIES SERVICES -- 0.3%
Allied Waste Industries, Inc.(e)                                                                      6,350              78,042
Covanta Holding Corp.(e)                                                                              6,200             136,648
Waste Management, Inc.                                                                                2,250              82,732
                                                                                                                ---------------
                                                                                                                        297,422
                                                                                                                ---------------
FOOTWEAR -- 0.3%
Wolverine World Wide, Inc.                                                                            8,100             231,012

GAS UTILITIES -- 1.3%
AGL Resources, Inc.                                                                                   4,915             191,243
Northwest Natural Gas Co.                                                                             3,700             157,028
Oneok, Inc.                                                                                          19,200             827,904
                                                                                                                ---------------
                                                                                                                      1,176,175
                                                                                                                ---------------
HEALTH CARE DISTRIBUTORS -- 0.8%
AmerisourceBergen Corp.                                                                               8,800             395,648
McKesson Corp.                                                                                        2,900             147,030
PSS World Medical, Inc.(e)                                                                            9,100             177,723
                                                                                                                ---------------
                                                                                                                        720,401
                                                                                                                ---------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
HEALTH CARE EQUIPMENT -- 0.4%
Baxter International, Inc.                                                                            5,700     $       264,423
Biomet, Inc.                                                                                          2,250              92,858
                                                                                                                ---------------
                                                                                                                        357,281
                                                                                                                ---------------
HEALTH CARE SERVICES -- 0.9%
Alliance Imaging, Inc.(e)                                                                            21,400             142,310
Apria Healthcare Group, Inc.(e)                                                                       6,100             162,565
Caremark Rx, Inc.                                                                                     6,200             354,082
Express Scripts, Inc.(e)                                                                              1,235              88,426
                                                                                                                ---------------
                                                                                                                        747,383
                                                                                                                ---------------
HOUSEHOLD PRODUCTS -- 1.1%
Colgate-Palmolive Co.                                                                                 9,600             626,304
Energizer Holdings, Inc.(e)                                                                           1,300              92,287
Procter & Gamble Co. (The)                                                                            4,380             281,503
                                                                                                                ---------------
                                                                                                                      1,000,094
                                                                                                                ---------------
HUMAN RESOURCES & EMPLOYMENT SERVICES -- 0.3%
Manpower, Inc.                                                                                        3,100             232,283

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 1.2%
AES Corp. (The)(e)                                                                                    8,600             189,544
TXU Corp.                                                                                            16,650             902,596
                                                                                                                ---------------
                                                                                                                      1,092,140
                                                                                                                ---------------
INDUSTRIAL CONGLOMERATES -- 1.3%
General Electric Co.                                                                                 20,840             775,456
Tredegar Corp.                                                                                       14,800             334,628
                                                                                                                ---------------
                                                                                                                      1,110,084
                                                                                                                ---------------
INDUSTRIAL GASES -- 0.1%
Airgas, Inc.                                                                                          1,950              79,014

INDUSTRIAL MACHINERY -- 0.1%
Danaher Corp.                                                                                         1,250              90,550

INTEGRATED OIL & GAS -- 3.7%
ConocoPhillips                                                                                       11,459             824,475
Exxon Mobil Corp.                                                                                    16,890           1,294,281
Marathon Oil Corp.                                                                                   11,800           1,091,500
                                                                                                                ---------------
                                                                                                                      3,210,256
                                                                                                                ---------------
INTEGRATED TELECOMMUNICATION SERVICES -- 1.2%
BellSouth Corp.                                                                                      14,500             683,095
Citizens Communications Co.                                                                          14,100             202,617
General Communication, Inc. Class A(e)                                                               12,700             199,771
                                                                                                                ---------------
                                                                                                                      1,085,483
                                                                                                                ---------------
INVESTMENT BANKING & BROKERAGE -- 2.4%
Charles Schwab Corp. (The)                                                                           45,120             872,621
Goldman Sachs Group, Inc. (The)                                                                       4,500             897,075
Lehman Brothers Holdings, Inc.                                                                        4,100             320,292
                                                                                                                ---------------
                                                                                                                      2,089,988
                                                                                                                ---------------
IT CONSULTING & OTHER SERVICES -- 0.3%
SYKES Enterprises, Inc.(e)                                                                           17,350             306,054

                       See Notes to Financial Statements.

                          PHOENIX INSIGHT BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
LEISURE PRODUCTS -- 0.2%
Marvel Entertainment, Inc.(e)                                                                         6,900     $       185,679

LIFE & HEALTH INSURANCE -- 0.9%
MetLife, Inc.                                                                                        13,400             790,734

LIFE SCIENCES TOOLS & SERVICES -- 0.3%
Kendle International, Inc.(e)                                                                         5,100             160,395
Waters Corp.(e)                                                                                       1,750              85,698
                                                                                                                ---------------
                                                                                                                        246,093
                                                                                                                ---------------
MANAGED HEALTH CARE -- 1.5%
Aetna, Inc.                                                                                           2,000              86,360
Sierra Health Services, Inc.(e)                                                                       2,400              86,496
UnitedHealth Group, Inc.                                                                              3,224             173,226
WellCare Health Plans, Inc.(e)                                                                       12,150             837,135
WellPoint, Inc.(e)                                                                                    1,600             125,904
                                                                                                                ---------------
                                                                                                                      1,309,121
                                                                                                                ---------------
MORTGAGE REITS -- 0.4%
NorthStar Realty Finance Corp.                                                                       19,200             318,144

MOVIES & ENTERTAINMENT -- 0.5%
News Corp. Class A                                                                                    9,300             199,764
Walt Disney Co. (The)                                                                                 7,850             269,019
                                                                                                                ---------------
                                                                                                                        468,783
                                                                                                                ---------------
MULTI-LINE INSURANCE -- 0.9%
Assurant, Inc.                                                                                       11,600             640,900
Genworth Financial, Inc. Class A                                                                      5,000             171,050
                                                                                                                ---------------
                                                                                                                        811,950
                                                                                                                ---------------
MULTI-UTILITIES -- 1.6%
OGE Energy Corp.                                                                                     15,000             600,000
PG&E Corp.                                                                                            7,600             359,708
Xcel Energy, Inc.                                                                                    17,500             403,550
                                                                                                                ---------------
                                                                                                                      1,363,258
                                                                                                                ---------------
OIL & GAS EQUIPMENT & SERVICES -- 0.2%
Halliburton Co.                                                                                       2,600              80,730
Schlumberger Ltd.                                                                                     1,800             113,688
                                                                                                                ---------------
                                                                                                                        194,418
                                                                                                                ---------------
OIL & GAS EXPLORATION & PRODUCTION -- 0.2%
Swift Energy Co.(e)                                                                                   3,100             138,911

OIL & GAS REFINING & MARKETING -- 1.1%
Tesoro Corp.                                                                                          6,500             427,505
Valero Energy Corp.                                                                                  10,200             521,832
                                                                                                                ---------------
                                                                                                                        949,337
                                                                                                                ---------------
OIL & GAS STORAGE & TRANSPORTATION -- 0.2%
General Maritime Corp.                                                                                4,395             154,660

OTHER DIVERSIFIED FINANCIAL SERVICES -- 2.3%
Bank of America Corp.                                                                                12,800             683,392
Citigroup, Inc.                                                                                      14,800             824,360
JPMorgan Chase & Co.                                                                                 10,000             483,000
                                                                                                                ---------------
                                                                                                                      1,990,752
                                                                                                                ---------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
PACKAGED FOODS & MEATS -- 1.4%
Campbell Soup Co.                                                                                    26,100     $     1,015,029
Chiquita Brands International, Inc.                                                                  13,950             222,781
                                                                                                                ---------------
                                                                                                                      1,237,810
                                                                                                                ---------------
PAPER PACKAGING -- 0.4%
Rock-Tenn Co. Class A                                                                                12,700             344,297

PAPER PRODUCTS -- 0.2%
Buckeye Technologies, Inc.(e)                                                                        12,900             154,542

PHARMACEUTICALS -- 3.3%
King Pharmaceuticals, Inc.(e)                                                                        42,500             676,600
Merck & Co., Inc.                                                                                    17,650             769,540
Mylan Laboratories, Inc.                                                                             16,400             327,344
Pfizer, Inc.                                                                                         37,400             968,660
Schering-Plough Corp.                                                                                 4,700             111,108
                                                                                                                ---------------
                                                                                                                      2,853,252
                                                                                                                ---------------
PROPERTY & CASUALTY INSURANCE -- 1.9%
American Physicians Capital, Inc.(e)                                                                  4,900             196,196
Berkley (W.R.) Corp.                                                                                 23,250             802,357
LandAmerica Financial Group, Inc.                                                                     3,080             194,379
Safety Insurance Group, Inc.                                                                          2,900             147,059
SeaBright Insurance Holdings(e)                                                                       5,200              93,652
United America Indemnity Ltd. Class A(e)                                                              8,000             202,640
                                                                                                                ---------------
                                                                                                                      1,636,283
                                                                                                                ---------------
PUBLISHING & PRINTING -- 0.2%
McGraw-Hill Cos., Inc. (The)                                                                          2,100             142,842

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
CB Richard Ellis Group, Inc. Class A(e)                                                               2,500              83,000

REGIONAL BANKS -- 1.3%
Chemical Financial Corp.                                                                              6,400             213,120
First Regional Bancorp(e)                                                                             1,600              54,544
Nara Bancorp, Inc.                                                                                   10,502             219,702
Pacific Capital Bancorp                                                                               4,356             146,274
Republic Bancorp, Inc.                                                                               15,065             202,775
United Bankshares, Inc.                                                                               8,847             341,937
                                                                                                                ---------------
                                                                                                                      1,178,352
                                                                                                                ---------------
RESTAURANTS -- 0.2%
Brinker International, Inc.                                                                           2,750              82,940
Yum! Brands, Inc.                                                                                     2,240             131,712
                                                                                                                ---------------
                                                                                                                        214,652
                                                                                                                ---------------
SEMICONDUCTOR EQUIPMENT -- 1.1%
LAM Research Corp.(e)                                                                                16,350             827,637
Photronics, Inc.(e)                                                                                   7,900             129,086
                                                                                                                ---------------
                                                                                                                        956,723
                                                                                                                ---------------
SEMICONDUCTORS -- 0.8%
Intel Corp.                                                                                           5,220             105,705
Micron Technology, Inc.(e)                                                                            7,950             110,982
National Semiconductor Corp.                                                                          9,100             206,570
NVIDIA Corp.(e)                                                                                       3,600             133,236
Texas Instruments, Inc.                                                                               5,500             158,400
                                                                                                                ---------------
                                                                                                                        714,893
                                                                                                                ---------------

                       See Notes to Financial Statements.

                          PHOENIX INSIGHT BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
SOFT DRINKS -- 0.3%
Pepsi Bottling Group, Inc. (The)                                                                      8,650     $       267,372

SPECIALIZED FINANCE -- 0.4%
Moody's Corp.                                                                                         5,600             386,736

SPECIALIZED REITS -- 0.8%
Ashford Hospitality Trust, Inc.                                                                      23,700             295,065
Entertainment Properties Trust                                                                        4,150             242,526
Winston Hotels, Inc.                                                                                 10,800             143,100
                                                                                                                ---------------
                                                                                                                        680,691
                                                                                                                ---------------
SPECIALTY CHEMICALS -- 0.3%
OM Group, Inc.(e)                                                                                     5,000             226,400

SPECIALTY STORES -- 0.1%
Office Depot, Inc.(e)                                                                                 3,450             131,687

STEEL -- 0.8%
Nucor Corp.                                                                                           5,000             273,300
Reliance Steel & Aluminum Co.                                                                         3,600             141,768
United States Steel Corp.                                                                             3,700             270,618
                                                                                                                ---------------
                                                                                                                        685,686
                                                                                                                ---------------
SYSTEMS SOFTWARE -- 1.4%
Microsoft Corp.                                                                                       5,440             162,438
Oracle Corp.(e)                                                                                      50,930             872,940
Symantec Corp.(e)                                                                                    10,250             213,713
                                                                                                                ---------------
                                                                                                                      1,249,091
                                                                                                                ---------------
TECHNOLOGY DISTRIBUTORS -- 0.4%
Agilysys, Inc.                                                                                       10,097             169,024
Arrow Electronics, Inc.(e)                                                                            5,500             173,525
                                                                                                                ---------------
                                                                                                                        342,549
                                                                                                                ---------------
THRIFTS & MORTGAGE FINANCE -- 0.2%
Webster Financial Corp.                                                                               3,060             149,083

TRUCKING -- 0.8%
Dollar Thrifty Automotive Group, Inc.(e)                                                              5,830             265,906
Hunt (J.B.) Transport Services, Inc.                                                                  3,850              79,965
YRC Worldwide, Inc.(e)                                                                               10,500             396,165
                                                                                                                ---------------
                                                                                                                        742,036
                                                                                                                ---------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $45,156,076)                                                                                     54,530,766
                                                                                                                ---------------
FOREIGN COMMON STOCKS(d) -- 2.4%
AUTOMOBILE MANUFACTURERS -- 0.4%
Honda Motor Co. Ltd. Sponsored ADR
   (Japan)                                                                                           10,100             399,354

IT CONSULTING & OTHER SERVICES -- 0.8%
Accenture Ltd. Class A (United States)                                                               18,200             672,126

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
PHARMACEUTICALS -- 0.6%
AstraZeneca plc Sponsored ADR
   (United Kingdom)                                                                                  10,300     $       551,565

REINSURANCE -- 0.6%
Arch Capital Group Ltd. (Bermuda)(e)                                                                  7,400             500,314
                                                                                                                ---------------

TOTAL FOREIGN COMMON STOCKS
   (Identified cost $1,926,107)                                                                                       2,123,359
                                                                                                                ---------------

TOTAL LONG TERM INVESTMENTS--97.9%
   (Identified cost $76,489,635)                                                                                     85,804,392
                                                                                                                ---------------
SHORT-TERM INVESTMENTS -- 1.8%
MONEY MARKET MUTUAL FUNDS -- 1.8%
AIM Short-Term Investments Liquid Assets
   Portfolio (seven day effective yield 5.26%)                                                      919,496             919,496
Dreyfus Cash Management Plus #719
   (seven day effective yield 5.16%)                                                                    143                 143
Goldman Sachs Financial Square Money
   Market Portfolio (seven day effective yield 5.20%)                                               643,417             643,417
                                                                                                                ---------------
                                                                                                                      1,563,056
                                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $1,563,056)                                                                                       1,563,056
                                                                                                                ---------------
TOTAL INVESTMENTS -- 99.7%
   (Identified cost $78,052,691)                                                                                     87,367,448(a)

OTHER ASSETS & LIABILITIES, NET -- 0.3%                                                                                 224,812
                                                                                                                ---------------
NET ASSETS -- 100.0%                                                                                            $    87,592,260
                                                                                                                ===============

----------
(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $10,677,016 and gross depreciation of $1,412,865 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $78,103,297.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to a value of $244,172 or 0.3% of net assets.

(c) Variable or step coupon security, interest rate shown reflects the rate currently in effect.

(d) A corporate bond or common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(e) Non-income producing.

(f) U.S. Treasury Strip, rate shown is yield as of December 31, 2006.

(g) The par value is less than $1,000.

                       See Notes to Financial Statements.

                        PHOENIX INSIGHT CORE EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                      12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                                                   26%
Information Technology                                                       15
Health Care                                                                  10
Energy                                                                       10
Consumer Discretionary                                                        9
Consumer Staples                                                              8
Utilities                                                                     8
Other                                                                        14

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
DOMESTIC COMMON STOCKS -- 93.8%
AEROSPACE & DEFENSE -- 4.9%
Boeing Co. (The)                                                                                     25,300     $     2,247,652
General Dynamics Corp.                                                                               48,700           3,620,845
United Technologies Corp.                                                                            31,200           1,950,624
                                                                                                                ---------------
                                                                                                                      7,819,121
                                                                                                                ---------------
AGRICULTURAL PRODUCTS -- 1.0%
Archer-Daniels-Midland Co.                                                                           47,250           1,510,110

APPAREL RETAIL -- 1.4%
American Eagle Outfitters, Inc.                                                                      33,675           1,050,997
Ann Taylor Stores Corp.(b)                                                                           33,300           1,093,572
                                                                                                                ---------------
                                                                                                                      2,144,569
                                                                                                                ---------------
APPLICATION SOFTWARE -- 3.1%
BEA Systems, Inc.(b)                                                                                165,150           2,077,587
Cadence Design Systems, Inc.(b)                                                                     123,350           2,209,199
Citrix Systems, Inc.(b)                                                                              21,300             576,165
                                                                                                                ---------------
                                                                                                                      4,862,951
                                                                                                                ---------------
ASSET MANAGEMENT & CUSTODY BANKS -- 0.5%
SEI Investments Co.                                                                                  13,200             786,192

BIOTECHNOLOGY -- 1.8%
Gilead Sciences, Inc.(b)                                                                             43,600           2,830,948

COMMUNICATIONS EQUIPMENT -- 2.2%
Cisco Systems, Inc.(b)                                                                               75,100           2,052,483
QUALCOMM, Inc.                                                                                       39,100           1,477,589
                                                                                                                ---------------
                                                                                                                      3,530,072
                                                                                                                ---------------
COMPUTER HARDWARE -- 3.5%
Apple Computer, Inc.(b)                                                                               9,800             831,432
Hewlett-Packard Co.                                                                                 115,250           4,747,147
                                                                                                                ---------------
                                                                                                                      5,578,579
                                                                                                                ---------------
COMPUTER STORAGE & PERIPHERALS -- 2.6%
QLogic Corp.(b)                                                                                     158,600           3,476,512
Western Digital Corp.(b)                                                                             27,600             564,696
                                                                                                                ---------------
                                                                                                                      4,041,208
                                                                                                                ---------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
DEPARTMENT STORES -- 3.5%
Federated Department Stores, Inc.                                                                   112,700     $     4,297,251
Kohl's Corp.(b)                                                                                      18,700           1,279,641
                                                                                                                ---------------
                                                                                                                      5,576,892
                                                                                                                ---------------
DIVERSIFIED BANKS -- 5.8%
Wachovia Corp.                                                                                       67,150           3,824,192
Wells Fargo & Co.                                                                                   149,100           5,301,996
                                                                                                                ---------------
                                                                                                                      9,126,188
                                                                                                                ---------------
DIVERSIFIED METALS & MINING -- 1.6%
Phelps Dodge Corp.                                                                                   21,000           2,514,120

ELECTRIC UTILITIES -- 2.6%
FirstEnergy Corp.                                                                                    53,800           3,244,140
Southern Co. (The)                                                                                   25,730             948,408
                                                                                                                ---------------
                                                                                                                      4,192,548
                                                                                                                ---------------
FERTILIZERS & AGRICULTURAL CHEMICALS -- 0.9%
Monsanto Co.                                                                                         27,600           1,449,828

FOOD RETAIL -- 3.0%
Kroger Co. (The)                                                                                    202,850           4,679,750

GAS UTILITIES -- 1.1%
Atmos Energy Corp.                                                                                   21,100             673,301
Oneok, Inc.                                                                                          23,800           1,026,256
                                                                                                                ---------------
                                                                                                                      1,699,557
                                                                                                                ---------------
HEALTH CARE DISTRIBUTORS -- 2.1%
Cardinal Health, Inc.                                                                                32,600           2,100,418
McKesson Corp.                                                                                       24,900           1,262,430
                                                                                                                ---------------
                                                                                                                      3,362,848
                                                                                                                ---------------
HEALTH CARE TECHNOLOGY -- 0.6%
Cerner Corp.(b)                                                                                      21,800             991,900

HOUSEHOLD PRODUCTS -- 0.7%
Procter & Gamble Co. (The)                                                                           16,840           1,082,307

HYPERMARKETS & SUPER CENTERS -- 1.3%
Costco Wholesale Corp.                                                                               40,400           2,135,948

                       See Notes to Financial Statements.

                        PHOENIX INSIGHT CORE EQUITY FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
INDUSTRIAL CONGLOMERATES -- 1.1%
General Electric Co.                                                                                 48,452     $     1,802,899

INDUSTRIAL GASES -- 0.7%
Praxair, Inc.                                                                                        17,900           1,062,007

INDUSTRIAL MACHINERY -- 1.4%
Danaher Corp.                                                                                        29,800           2,158,712

INTEGRATED OIL & GAS -- 7.0%
ConocoPhillips                                                                                       12,200             877,790
Exxon Mobil Corp.                                                                                    85,290           6,535,773
Marathon Oil Corp.                                                                                   40,375           3,734,687
                                                                                                                ---------------
                                                                                                                     11,148,250
                                                                                                                ---------------
INTEGRATED TELECOMMUNICATION SERVICES -- 2.0%
AT&T, Inc.                                                                                           26,800             958,100
BellSouth Corp.                                                                                      46,400           2,185,904
                                                                                                                ---------------
                                                                                                                      3,144,004
                                                                                                                ---------------
INVESTMENT BANKING & BROKERAGE -- 0.5%
Charles Schwab Corp. (The)                                                                           40,500             783,270

LIFE & HEALTH INSURANCE -- 4.6%
MetLife, Inc.                                                                                        68,150           4,021,531
Nationwide Financial Services, Inc. Class A                                                          58,900           3,192,380
                                                                                                                ---------------
                                                                                                                      7,213,911
                                                                                                                ---------------
MANAGED HEALTH CARE -- 0.5%
WellPoint, Inc.(b)                                                                                   10,300             810,507

MOVIES & ENTERTAINMENT -- 1.3%
Walt Disney Co. (The)                                                                                61,800           2,117,886

MULTI-LINE INSURANCE -- 2.0%
American Financial Group, Inc.                                                                       40,650           1,459,742
Genworth Financial, Inc. Class A                                                                     47,700           1,631,817
                                                                                                                ---------------
                                                                                                                      3,091,559
                                                                                                                ---------------
MULTI-UTILITIES -- 4.5%
Dominion Resources, Inc.                                                                             38,000           3,185,920
PG&E Corp.                                                                                           38,000           1,798,540
Xcel Energy, Inc.                                                                                    90,250           2,081,165
                                                                                                                ---------------
                                                                                                                      7,065,625
                                                                                                                ---------------
OIL & GAS REFINING & MARKETING -- 1.3%
Valero Energy Corp.                                                                                  41,200           2,107,792

OIL & GAS STORAGE & TRANSPORTATION -- 1.1%
Overseas Shipholding Group, Inc.                                                                     31,800           1,790,340

OTHER DIVERSIFIED FINANCIAL SERVICES -- 8.5%
Bank of America Corp.                                                                               115,150           6,147,858
Citigroup, Inc.                                                                                      27,400           1,526,180
JPMorgan Chase & Co.                                                                                120,000           5,796,000
                                                                                                                ---------------
                                                                                                                     13,470,038
                                                                                                                ---------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
PACKAGED FOODS & MEATS -- 2.2%
General Mills, Inc.                                                                                  61,800     $     3,559,680

PAPER PACKAGING -- 0.7%
Temple-Inland, Inc.                                                                                  22,400           1,031,072

PHARMACEUTICALS -- 2.5%
King Pharmaceuticals, Inc.(b)                                                                       125,700           2,001,144
Merck & Co., Inc.                                                                                    46,300           2,018,680
                                                                                                                ---------------
                                                                                                                      4,019,824
                                                                                                                ---------------
PROPERTY & CASUALTY INSURANCE -- 1.2%
Berkley (W.R.) Corp.                                                                                 30,100           1,038,751
Chubb Corp. (The)                                                                                    16,700             883,597
                                                                                                                ---------------
                                                                                                                      1,922,348
                                                                                                                ---------------
PUBLISHING & PRINTING -- 0.9%
McGraw-Hill Cos., Inc. (The)                                                                         19,900           1,353,598

SEMICONDUCTOR EQUIPMENT -- 3.3%
LAM Research Corp.(b)                                                                                19,100             966,842
Novellus Systems, Inc.(b)                                                                           124,600           4,288,732
                                                                                                                ---------------
                                                                                                                      5,255,574
                                                                                                                ---------------
SEMICONDUCTORS -- 0.6%
NVIDIA Corp.(b)                                                                                      25,700             951,157

THRIFTS & MORTGAGE FINANCE -- 1.7%
Washington Mutual, Inc.                                                                              58,500           2,661,165
                                                                                                                ---------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $124,050,907)                                                                                   148,436,854
                                                                                                                ---------------
FOREIGN COMMON STOCKS(c) -- 4.4%
AUTOMOBILE MANUFACTURERS -- 1.7%
Toyota Motor Corp. Sponsored ADR
   (United States)                                                                                   20,200           2,713,062

PHARMACEUTICALS -- 2.7%
AstraZeneca plc Sponsored ADR
   (United Kingdom)                                                                                  19,300           1,033,515
Novartis AG ADR (Switzerland)                                                                        54,500           3,130,480
                                                                                                                ---------------
                                                                                                                      4,163,995
                                                                                                                ---------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $6,530,397)                                                                                       6,877,057
                                                                                                                ---------------

TOTAL LONG-TERM INVESTMENTS--98.2%
   (Identified Cost $130,581,304)                                                                                   155,313,911
                                                                                                                ---------------

                       See Notes to Financial Statements.

                        PHOENIX INSIGHT CORE EQUITY FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
SHORT-TERM INVESTMENTS -- 0.9%
MONEY MARKET MUTUAL FUNDS -- 0.9%
AIM Short-Term Investments Liquid Assets
   Portfolio (seven day effective
   yield 5.26%)                                                                                   1,262,614     $     1,262,614
Goldman Sachs Financial Square Money
   Market Portfolio (seven day effective
   yield 5.20%)                                                                                     155,452             155,452
                                                                                                                ---------------
                                                                                                                      1,418,066
                                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $1,418,066)                                                                                       1,418,066
                                                                                                                ---------------
TOTAL INVESTMENTS -- 99.1%
   (Identified cost $131,999,370)                                                                                   156,731,977(a)

OTHER ASSETS & LIABILITIES, NET -- 0.9%                                                                               1,480,265
                                                                                                                ---------------
NET ASSETS -- 100.0%                                                                                            $   158,212,242
                                                                                                                ===============

----------
(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $26,687,620 and gross depreciation of $2,175,108 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $132,219,465.

(b) Non-income producing security.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

                       See Notes to Financial Statements.
                                                                              51

                      PHOENIX INSIGHT EMERGING MARKETS FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS                                                     12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

South Korea                                                                  17%
India                                                                        16
Brazil                                                                       14
Mexico                                                                       14
South Africa                                                                  8
Indonesia                                                                     6
Malaysia                                                                      5
Other                                                                        20

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
FOREIGN COMMON STOCKS(c) -- 86.4%
BELGIUM -- 0.3%
InBev N.V. (Brewers)                                                                                 11,200     $       738,338

BRAZIL -- 11.0%
Banco Bradesco SA (Diversified Banks)                                                                78,550           3,049,718
Banco Itau Holding Financieira SA
   Sponsored ADR (Diversified Banks)                                                                 84,000           3,036,600
Companhia Energetica de Minas
   Gerais (Electric Utilities)                                                                   86,205,000           3,679,801
Dufry South America Ltd. Class A
   (General Merchandise Stores)(b)                                                                   29,000             380,061
Itausa Investmentos SA
   (Diversified Banks)                                                                              500,000           2,555,581
Porto Seguro SA (Multi-line Insurance)(b)                                                           117,500           3,683,665
Souza Cruz SA (Tobacco)                                                                             393,800           7,013,382
Tractebel Energia SA (Independent
   Power Producers & Energy Traders)                                                                478,700           4,033,045
                                                                                                                ---------------
                                                                                                                     27,431,853
                                                                                                                ---------------
CHILE -- 0.8%
Banco Santander Chile ADR
   (Diversified Banks)                                                                               25,500           1,228,080
Banco Santander Chile SA
   (Diversified Banks)                                                                            5,565,200             259,309
Inversiones Aguas Metropolitanas SA
   (Water Utilities) (b)                                                                             25,500             627,991
                                                                                                                ---------------
                                                                                                                      2,115,380
                                                                                                                ---------------
EGYPT -- 1.3%
MobiNil (Wireless
   Telecommunication Services)                                                                      105,000           3,334,813

INDIA -- 13.3%
Bharat Heavy Electrical Ltd. (Heavy
   Electrical Equipment)                                                                             66,000           3,428,764
Bharti Airtel, Ltd. (Wireless
   Telecommunication Services)(b)                                                                   358,000           5,095,393
Cipla, Ltd. (Pharmaceuticals)                                                                       376,600           2,138,690
Crompton Greaves Ltd. (Electrical
   Components & Equipment)                                                                          125,000             589,697
HDFC Bank Ltd. ADR (Diversified Banks)                                                               36,200           2,732,376
HDFC Bank Ltd. (Diversified Banks)                                                                   80,650           1,946,005
Housing Development Finance Corp. Ltd.
   (Thrifts & Mortgage Finance)                                                                     242,650           8,919,279
ICICI Bank Ltd. Sponsored ADR
   (Diversified Banks)                                                                               91,300           3,810,862

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
INDIA--CONTINUED
Jammu & Kashmir Bank Ltd.
   (Diversified Banks)                                                                              100,100     $     1,401,649
Nestle India Ltd. (Packaged
   Foods & Meats)                                                                                    26,650             684,283
Reliance Communications Ltd.
   (Wireless Telecommunication
   Services)(b)                                                                                     246,500           2,626,790
                                                                                                                ---------------
                                                                                                                     33,373,788
                                                                                                                ---------------
INDONESIA -- 5.6%
Bank Rakyat Indonesia
   (Diversified Banks)                                                                            7,736,500           4,430,197
Telekomunikasi Indonesia Tbk PT
   (Integrated Telecommunication
   Services)                                                                                      4,983,000           5,596,075
Unilever Indonesia Tbk PT
   (Household Products)                                                                           5,247,000           3,850,581
                                                                                                                ---------------
                                                                                                                     13,876,853
                                                                                                                ---------------
MALAYSIA -- 5.2%
British American Tobacco Malaysia
   Berhad (Tobacco)                                                                                 351,700           4,311,515
Genting Berhad (Casinos & Gaming)                                                                   561,700           5,253,996
Tanjong plc (Casinos & Gaming)                                                                      845,700           3,451,837
                                                                                                                ---------------
                                                                                                                     13,017,348
                                                                                                                ---------------
MEXICO -- 13.0%
America Movil S.A. de C.V. ADR Series L
   (Wireless Telecommunication Services)                                                            149,970           6,781,643
America Telecom S.A. de C.V. A1 (Wireless
   Telecommunication Services)(b)                                                                   213,400           1,945,746
Coca-Cola Femsa S.A.B. de C.V.
   Sponsored ADR (Soft Drinks)                                                                       94,700           3,598,600
Fomento Economico Mexicano S.A.B.
   de C.V. Sponsored ADR (Soft Drinks)                                                               35,700           4,132,632
Grupo Modelo S.A. de C.V.
   Series C (Brewers)                                                                             1,787,600           9,895,259
Urbi Desarrollos Urbanos S.A. de C.V.
   (Homebuilding)(b)                                                                                199,300             719,495
Wal-Mart de Mexico S.A. de C.V.
   Series V (Hypermarkets &
   Super Centers)                                                                                 1,233,300           5,426,155
                                                                                                                ---------------
                                                                                                                     32,499,530
                                                                                                                ---------------
PHILIPPINES -- 0.2%
SM Investments Corp. (Industrial
   Conglomerates)                                                                                    70,060             464,210

                       See Notes to Financial Statements.

                      PHOENIX INSIGHT EMERGING MARKETS FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                   SHARES            VALUE
                                                                                                ----------      ---------------
SINGAPORE -- 0.5%
SIA Engineering Co. Ltd. (Airport Services)                                                         279,000     $       782,200
Singapore Airport Terminal Services Ltd.
   (Airport Services)                                                                               273,000             444,988
                                                                                                                ---------------
                                                                                                                      1,227,188
                                                                                                                ---------------
SOUTH AFRICA -- 9.2%
Massmart Holdings Ltd. (Hypermarkets
   & Super Centers)                                                                                 291,423           2,917,035
Medi-Clinic Corp. Ltd. (Health
   Care Facilities)                                                                                  63,600             228,527
Network Healthcare Holdings Ltd.
   (Health Care Facilities)(b)                                                                    2,098,000           4,131,235
Remgro Ltd. (Multi-Sector Holdings)                                                                 310,500           7,881,097
SABMiller plc (Brewers)                                                                             158,100           3,616,806
Standard Bank Group Ltd.
   (Diversified Banks)                                                                              322,100           4,340,135
                                                                                                                ---------------
                                                                                                                     23,114,835
                                                                                                                ---------------
SOUTH KOREA -- 16.6%
Amorepacific Corp. (Personal Products)(b)                                                             7,720           4,814,624
Daegu Bank (Regional Banks)                                                                         147,900           2,528,613
Hana Financial Group, Inc.
   (Diversified Banks)                                                                               41,680           2,191,561
Kangwon Land, Inc. (Casinos & Gaming)                                                               228,270           4,958,123
KT&G Corp. (Tobacco)                                                                                113,981           6,924,652
Lotte Chilsung Beverage Co. Ltd.
   (Soft Drinks)                                                                                      1,787           2,690,107
Lotte Confectionary Co. Ltd. (Packaged
   Foods & Meats)                                                                                     3,349           4,357,301
Nong Shim Co. Ltd. (Packaged
   Foods & Meats)                                                                                     2,028             621,484
Pacific Corp. (Personal Products)                                                                       132              24,129
S1 Corp. (Diversified Commercial &
   Professional Services)(b)                                                                        182,910           8,526,637
Yuhan Corp. (Pharmaceuticals)                                                                        19,749           3,779,849
                                                                                                                ---------------
                                                                                                                     41,417,080
                                                                                                                ---------------
SPAIN -- 2.0%
Banco Bilbao Vizcaya Argentaria S.A.
   (Diversified Banks)                                                                              206,100           4,962,397

TAIWAN -- 4.4%
President Chain Store Corp. (Food Retail)                                                         2,588,349           6,251,437
Taiwan Semiconductor Manufacturing
   Co. Ltd. (Semiconductors)                                                                      2,284,796           4,732,967
                                                                                                                ---------------
                                                                                                                     10,984,404
                                                                                                                ---------------
THAILAND -- 1.2%
Thai Beverage PCL (Brewers)                                                                      17,229,200           3,033,013

TURKEY -- 1.3%
Akbank T.A.S. (Diversified Banks)                                                                   528,677           3,212,025
Haci Omer Sabanci Holding AS
   (Multi-Sector Holdings)                                                                                3                  12
                                                                                                                ---------------
                                                                                                                      3,212,037
                                                                                                                ---------------
UNITED KINGDOM -- 0.5%
British American Tobacco plc (Tobacco)                                                               42,900           1,200,323
                                                                                                                ---------------

TOTAL FOREIGN COMMON STOCKS
   (Identified cost $177,177,211)                                                                                   216,003,390
                                                                                                                ---------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
WARRANTS(c) -- 2.0%
INDIA -- 2.0%
CLSA Financial Products Ltd.- Bharti
   Airtel Ltd. Strike price 0.000001 Indian
   Rupee expiration 5/31/10 (Broadcasting
   & Cable TV)(b)                                                                                   248,000     $     3,529,784
CLSA Financial Products Ltd. - HDFC
   Bank Ltd. Strike price 0.00001 Indian
   Rupee expiration 6/28/10
   (Diversified Banks)(b)                                                                            39,418             951,117
CLSA Financial Products Ltd. - ICICI Bank
   Ltd. Strike price 0.00001 Indian Rupee
   expiration 5/10/10 (Diversified Banks)(b)                                                         20,700             416,939
                                                                                                                ---------------
                                                                                                                      4,897,840
                                                                                                                ---------------
TOTAL WARRANTS
   (Identified cost $4,432,774)                                                                                       4,897,840
                                                                                                                ---------------
FOREIGN PREFERRED STOCKS(c) -- 2.7%
BRAZIL -- 2.7%
AES Tiete SA 7.5% (Independent Power
   Producers & Energy Traders)                                                                      144,600           4,216,513
Eletropaulo Metropolitana de Sao
   Paulo SA 0% (Electric Utilities)(b)                                                           51,200,000           2,612,123
                                                                                                                ---------------
TOTAL FOREIGN PREFERRED STOCKS
   (Identified Cost $5,789,049)                                                                                       6,828,636
                                                                                                                ---------------
TOTAL LONG-TERM INVESTMENTS--91.1%
   (Identified Cost $187,399,034)                                                                                   227,729,866
                                                                                                                ---------------
SHORT-TERM INVESTMENTS -- 8.4%
MONEY MARKET MUTUAL FUNDS -- 2.9%
BlackRock Liquidity Funds TempCash
   Portfolio (seven day effective yield 5.19%)                                                    3,573,238           3,573,238
BlackRock Liquidity Funds TempFund
   Portfolio (seven day effective yield 5.20%)                                                    3,573,237           3,573,237
                                                                                                                ---------------
                                                                                                                      7,146,475
                                                                                                                ---------------

COUPON                                                                                             PAR
 RATE                                                                             MATURITY        (000)
------                                                                           ----------     -----------
COMMERCIAL PAPER -- 5.5%
Chariot Funding LLC
     5.31%                                                                          1/11/07     $     5,000           4,992,625
Honeywell International
     5.25%                                                                           1/8/07           8,765           8,756,053
                                                                                                                ---------------
                                                                                                                     13,748,678
                                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $20,895,153)                                                                                     20,895,153
                                                                                                                ---------------
TOTAL INVESTMENTS -- 99.5%
   (Identified cost $208,294,187)                                                                                   248,625,019(a)
OTHER ASSETS & LIABILITIES, NET -- 0.5%                                                                               1,438,906
                                                                                                                ---------------
NET ASSETS -- 100.0%                                                                                            $   250,063,925
                                                                                                                ===============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $40,302,377 and gross depreciation of $588,275 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $208,910,917.

(b) Non-income producing security.

(c) Common stocks, warrants and preferred stocks are considered to be foreign if the security is issued in a foreign country. The country of risk noted in the header is determined based on the criteria described in Note 2G "Foreign security country determination" in the Notes To Financial Statements.

                       See Notes to Financial Statements.
                                                                              53

                      PHOENIX INSIGHT EMERGING MARKETS FUND
                            INDUSTRY DIVERSIFICATION
   AS A PERCENTAGE OF TOTAL VALUE OF TOTAL LONG-TERM INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

AIRPORT SERVICES                                                           0.5%

BREWERS                                                                    7.6

BROADCASTING & CABLE TV                                                    1.5

CASINOS & GAMING                                                           6.0

DIVERSIFIED BANKS                                                         17.8

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES                             3.7

ELECTRIC UTILITIES                                                         2.8

ELECTRICAL COMPONENTS & EQUIPMENT                                          0.3

FOOD RETAIL                                                                2.7

GENERAL MERCHANDISE STORES                                                 0.2

HEALTH CARE FACILITIES                                                     1.9

HEAVY ELECTRICAL EQUIPMENT                                                 1.5

HOMEBUILDING                                                               0.3

HOUSEHOLD PRODUCTS                                                         1.7

HYPERMARKETS & SUPER CENTERS                                               3.7

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS                               3.6

INDUSTRIAL CONGLOMERATES                                                   0.2%

INTEGRATED TELECOMMUNICATION SERVICES                                      2.5

MULTI-SECTOR HOLDINGS                                                      3.5

MULTI-LINE INSURANCE                                                       1.6

PACKAGED FOODS & MEATS                                                     2.5

PERSONAL PRODUCTS                                                          2.1

PHARMACEUTICALS                                                            2.6

REGIONAL BANKS                                                             1.1

SEMICONDUCTORS                                                             2.1

SOFT DRINKS                                                                4.6

THRIFTS & MORTGAGE FINANCE                                                 3.9

TOBACCO                                                                    8.5

WATER UTILITIES                                                            0.3

WIRELESS TELECOMMUNICATION SERVICES                                        8.7
                                                                         -----
                                                                         100.0%
                                                                         =====

                       See Notes to Financial Statements.

                           PHOENIX INSIGHT EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                      12/31/06
--------------------------------------------------------------------------------
As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                                                   34%
Energy                                                                       15
Utilities                                                                    11
Information Technology                                                        9
Health Care                                                                   9
Consumer Staples                                                              5
Consumer Discretionary                                                        5
Other                                                                        12

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
DOMESTIC COMMON STOCKS -- 93.7%
AEROSPACE & DEFENSE -- 0.4%
Northrop Grumman Corp.                                                                               17,100     $     1,157,670

AGRICULTURAL PRODUCTS -- 0.6%
Archer-Daniels-Midland Co.                                                                           58,100           1,856,876

APPAREL RETAIL -- 0.7%
American Eagle Outfitters, Inc.                                                                      69,000           2,153,490

ASSET MANAGEMENT & CUSTODY BANKS -- 1.6%
Northern Trust Corp.                                                                                 82,300           4,994,787

COMMODITY CHEMICALS -- 1.2%
Celanese Corp. Series A                                                                             135,400           3,504,152

COMMUNICATIONS EQUIPMENT -- 1.2%
Cisco Systems, Inc.(b)                                                                              133,100           3,637,623

COMPUTER HARDWARE -- 3.7%
Hewlett-Packard Co.                                                                                 272,700          11,232,513

CONSUMER FINANCE -- 1.2%
Capital One Financial Corp.                                                                          45,600           3,502,992

DATA PROCESSING & OUTSOURCED SERVICES -- 1.1%
Computer Sciences Corp.(b)                                                                           60,000           3,202,200

DEPARTMENT STORES -- 1.4%
Federated Department Stores, Inc.                                                                    51,000           1,944,630
Kohl's Corp.(b)                                                                                      34,400           2,353,992
                                                                                                                ---------------
                                                                                                                      4,298,622
                                                                                                                ---------------
DIVERSIFIED BANKS -- 5.6%
U.S. Bancorp                                                                                        280,800          10,162,152
Wachovia Corp.                                                                                      123,421           7,028,826
                                                                                                                ---------------
                                                                                                                     17,190,978
                                                                                                                ---------------
DIVERSIFIED METALS & MINING -- 1.4%
Freeport-McMoRan Copper & Gold, Inc.
   Class B (Indonesia)(c)                                                                            39,500           2,201,335
Phelps Dodge Corp.                                                                                   17,400           2,083,128
                                                                                                                ---------------
                                                                                                                      4,284,463
                                                                                                                ---------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
FOOD RETAIL -- 1.3%
Kroger Co. (The)                                                                                    174,400     $     4,023,408

GAS UTILITIES -- 2.7%
Oneok, Inc.                                                                                         191,500           8,257,480

HEALTH CARE DISTRIBUTORS -- 0.7%
AmerisourceBergen Corp.                                                                              48,200           2,167,072

HEALTH CARE SERVICES -- 0.5%
Caremark Rx, Inc.                                                                                    27,900           1,593,369

HOUSEHOLD PRODUCTS -- 1.2%
Colgate-Palmolive Co.                                                                                57,300           3,738,252

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 2.4%
TXU Corp.                                                                                           132,300           7,171,983

INDUSTRIAL CONGLOMERATES -- 1.0%
General Electric Co.                                                                                 82,100           3,054,941

INTEGRATED OIL & GAS -- 12.6%
Chevron Corp.                                                                                        43,700           3,213,261
ConocoPhillips                                                                                      162,910          11,721,374
Exxon Mobil Corp.                                                                                   189,300          14,506,059
Marathon Oil Corp.                                                                                   97,000           8,972,500
                                                                                                                ---------------
                                                                                                                     38,413,194
                                                                                                                ---------------
INTEGRATED TELECOMMUNICATION SERVICES -- 2.4%
AT&T, Inc.                                                                                          156,000           5,577,000
BellSouth Corp.                                                                                      33,500           1,578,185
                                                                                                                ---------------
                                                                                                                      7,155,185
                                                                                                                ---------------
INVESTMENT BANKING & BROKERAGE -- 4.5%
Charles Schwab Corp. (The)                                                                          124,500           2,407,830
Goldman Sachs Group, Inc. (The)                                                                      43,400           8,651,790
Lehman Brothers Holdings, Inc.                                                                       34,400           2,687,328
                                                                                                                ---------------
                                                                                                                     13,746,948
                                                                                                                ---------------
LIFE & HEALTH INSURANCE -- 2.3%
MetLife, Inc.                                                                                       120,500           7,110,705

                       See Notes to Financial Statements.

                           PHOENIX INSIGHT EQUITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
MANAGED HEALTH CARE -- 2.1%
CIGNA Corp.                                                                                          21,900     $     2,881,383
Humana, Inc.(b)                                                                                      29,650           1,639,942
WellCare Health Plans, Inc.(b)                                                                       25,000           1,722,500
                                                                                                                ---------------
                                                                                                                      6,243,825
                                                                                                                ---------------
MOVIES & ENTERTAINMENT -- 1.6%
News Corp. Class A                                                                                   71,600           1,537,968
Walt Disney Co. (The)                                                                                97,800           3,351,606
                                                                                                                ---------------
                                                                                                                      4,889,574
                                                                                                                ---------------
MULTI-LINE INSURANCE -- 2.8%
Assurant, Inc.                                                                                      108,900           6,016,725
Genworth Financial, Inc. Class A                                                                     71,800           2,456,278
                                                                                                                ---------------
                                                                                                                      8,473,003
                                                                                                                ---------------
MULTI-UTILITIES -- 5.6%
OGE Energy Corp.                                                                                    148,900           5,956,000
PG&E Corp.                                                                                          113,000           5,348,290
Sempra Energy                                                                                        58,500           3,278,340
Xcel Energy, Inc.                                                                                   103,900           2,395,934
                                                                                                                ---------------
                                                                                                                     16,978,564
                                                                                                                ---------------
OIL & GAS REFINING & MARKETING -- 2.5%
Tesoro Corp.                                                                                         51,200           3,367,424
Valero Energy Corp.                                                                                  85,700           4,384,412
                                                                                                                ---------------
                                                                                                                      7,751,836
                                                                                                                ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES -- 9.5%
Bank of America Corp.                                                                               165,500           8,836,045
Citigroup, Inc.                                                                                     227,790          12,687,903
JPMorgan Chase & Co.                                                                                155,300           7,500,990
                                                                                                                ---------------
                                                                                                                     29,024,938
                                                                                                                ---------------
PACKAGED FOODS & MEATS -- 2.2%
Campbell Soup Co.                                                                                   173,600           6,751,304

PHARMACEUTICALS -- 4.8%
King Pharmaceuticals, Inc.(b)                                                                       217,600           3,464,192
Merck & Co., Inc.                                                                                   102,600           4,473,360
Pfizer, Inc.                                                                                        263,300           6,819,470
                                                                                                                ---------------
                                                                                                                     14,757,022
                                                                                                                ---------------
PROPERTY & CASUALTY INSURANCE -- 3.5%
Allstate Corp. (The)                                                                                 59,500           3,874,045
Berkley (W.R.) Corp.                                                                                130,375           4,499,241
Chubb Corp. (The)                                                                                    42,400           2,243,384
                                                                                                                ---------------
                                                                                                                     10,616,670
                                                                                                                ---------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.5%
CB Richard Ellis Group, Inc. Class A(b)                                                              43,700     $     1,450,840

SEMICONDUCTOR EQUIPMENT -- 1.5%
LAM Research Corp.(b)                                                                                90,800           4,596,296

STEEL -- 2.4%
Nucor Corp.                                                                                          53,800           2,940,708
United States Steel Corp.                                                                            58,300           4,264,062
                                                                                                                ---------------
                                                                                                                      7,204,770
                                                                                                                ---------------
SYSTEMS SOFTWARE -- 0.4%
Oracle Corp.(b)                                                                                      76,300           1,307,782

TECHNOLOGY DISTRIBUTORS -- 1.5%
Ingram Micro, Inc. Class A(b)                                                                       227,700           4,647,357

TRUCKING -- 1.1%
YRC Worldwide, Inc.(b)                                                                               90,900           3,429,657
                                                                                                                ---------------
TOTAL DOMESTIC COMMON STOCKS
(Identified cost $219,112,392)                                                                                      285,572,341
                                                                                                                ---------------
FOREIGN COMMON STOCKS(c) -- 4.8%
AUTOMOBILE MANUFACTURERS -- 1.4%
Honda Motor Co. Ltd. Sponsored ADR (Japan)                                                          109,600           4,333,584

PHARMACEUTICALS -- 1.2%
AstraZeneca plc Sponsored ADR
   (United Kingdom)                                                                                  66,500           3,561,075

PROPERTY & CASUALTY INSURANCE -- 0.5%
ACE Ltd. (United States)                                                                             25,700           1,556,649

REINSURANCE -- 1.7%
Arch Capital Group Ltd. (Bermuda)(b)                                                                 78,800           5,327,668
                                                                                                                ---------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $14,208,472)                                                                                     14,778,976
                                                                                                                ---------------
TOTAL LONG-TERM INVESTMENTS--98.5%
   (Identified Cost $233,320,864)                                                                                   300,351,317
                                                                                                                ---------------

                       See Notes to Financial Statements.

                           PHOENIX INSIGHT EQUITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
SHORT-TERM INVESTMENTS -- 1.6%
MONEY MARKET MUTUAL FUNDS -- 1.6%
AIM Short-Term Investments Liquid
   Assets Portfolio (seven day effective
   yield 5.26%)                                                                                   3,650,063     $     3,650,063
Dreyfus Cash Management Plus #719
   (seven day effective yield 5.16%)                                                                    221                 221
Goldman Sachs Financial Square Money
   Market Portfolio (seven day effective
   yield 5.20%)                                                                                   1,134,933           1,134,933
                                                                                                                ---------------
                                                                                                                      4,785,217
                                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $4,785,217)                                                                                       4,785,217
                                                                                                                ---------------
TOTAL INVESTMENTS -- 100.1%
   (Identified cost $238,106,081)                                                                                   305,136,534(a)

OTHER ASSETS & LIABILITIES, NET -- (0.1%)                                                                              (320,895)
                                                                                                                ---------------
NET ASSETS -- 100.0%                                                                                            $   304,815,639
                                                                                                                ===============

----------
(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $70,092,437 and gross depreciation of $3,108,887 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $238,152,984.

(b) Non-income producing security.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

                       See Notes to Financial Statements.

                           PHOENIX INSIGHT INDEX FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                      12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                                                   22%
Information Technology                                                       15
Health Care                                                                  11
Industrials                                                                  10
Consumer Discretionary                                                       10
Energy                                                                       10
Consumer Staples                                                              9
Other                                                                        13

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
DOMESTIC COMMON STOCKS -- 96.6%
ADVERTISING -- 0.2%
Interpublic Group of Cos., Inc. (The)(b)                                                              2,600     $        31,824
Omnicom Group, Inc.                                                                                     900              94,086
                                                                                                                ---------------
                                                                                                                        125,910
                                                                                                                ---------------
AEROSPACE & DEFENSE -- 2.3%
Boeing Co. (The)                                                                                      4,500             399,780
General Dynamics Corp.                                                                                2,300             171,005
Goodrich Corp.                                                                                          700              31,885
Honeywell International, Inc.                                                                         4,600             208,104
L-3 Communications Holdings, Inc.                                                                       700              57,246
Lockheed Martin Corp.                                                                                 2,000             184,140
Northrop Grumman Corp.                                                                                2,000             135,400
Raytheon Co.                                                                                          2,600             137,280
Rockwell Collins, Inc.                                                                                1,000              63,290
United Technologies Corp.                                                                             5,700             356,364
                                                                                                                ---------------
                                                                                                                      1,744,494
                                                                                                                ---------------
AGRICULTURAL PRODUCTS -- 0.2%
Archer-Daniels-Midland Co.                                                                            3,800             121,448

AIR FREIGHT & LOGISTICS -- 0.9%
FedEx Corp.                                                                                           1,700             184,654
United Parcel Service, Inc. Class B                                                                   6,100             457,378
                                                                                                                ---------------
                                                                                                                        642,032
                                                                                                                ---------------
AIRLINES -- 0.1%
Southwest Airlines Co.                                                                                4,600              70,472

ALUMINUM -- 0.2%
Alcoa, Inc.                                                                                           4,900             147,049

APPAREL RETAIL -- 0.3%
Gap, Inc. (The)                                                                                       3,200              62,400
Limited Brands, Inc.                                                                                  2,000              57,880
TJX Cos., Inc. (The)                                                                                  2,600              74,152
                                                                                                                ---------------
                                                                                                                        194,432
                                                                                                                ---------------
APPAREL, ACCESSORIES & LUXURY GOODS -- 0.2%
Coach, Inc.(b)                                                                                        2,100              90,216
Jones Apparel Group, Inc.                                                                               700              23,401
Liz Claiborne, Inc.                                                                                     600              26,076
V F Corp.                                                                                               500              41,040
                                                                                                                ---------------
                                                                                                                        180,733
                                                                                                                ---------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
APPLICATION SOFTWARE -- 0.4%
Adobe Systems, Inc.(b)                                                                                3,200     $       131,584
Autodesk, Inc.(b)                                                                                     1,400              56,644
Citrix Systems, Inc.(b)                                                                               1,100              29,755
Compuware Corp.(b)                                                                                    2,200              18,326
Intuit, Inc.(b)                                                                                       2,000              61,020
Parametric Technology Corp.(b)                                                                          620              11,172
                                                                                                                ---------------
                                                                                                                        308,501
                                                                                                                ---------------
ASSET MANAGEMENT & CUSTODY BANKS -- 1.1%
Ameriprise Financial, Inc.                                                                            1,380              75,210
Bank of New York Co., Inc. (The)                                                                      4,300             169,291
Federated Investors, Inc. Class B                                                                       500              16,890
Franklin Resources, Inc.                                                                                900              99,153
Janus Capital Group, Inc.                                                                             1,200              25,908
Legg Mason, Inc.                                                                                        700              66,535
Mellon Financial Corp.                                                                                2,400             101,160
Northern Trust Corp.                                                                                  1,100              66,759
State Street Corp.                                                                                    1,900             128,136
T. Rowe Price Group, Inc.                                                                             1,500              65,655
                                                                                                                ---------------
                                                                                                                        814,697
                                                                                                                ---------------
AUTO PARTS & EQUIPMENT -- 0.1%
Johnson Controls, Inc.                                                                                1,100              94,512

AUTOMOBILE MANUFACTURERS -- 0.2%
Ford Motor Co.                                                                                       11,000              82,610
General Motors Corp.                                                                                  3,300             101,376
                                                                                                                ---------------
                                                                                                                        183,986
                                                                                                                ---------------
AUTOMOTIVE RETAIL -- 0.1%
AutoNation, Inc.(b)                                                                                     900              19,188
AutoZone, Inc.(b)                                                                                       300              34,668
                                                                                                                ---------------
                                                                                                                         53,856
                                                                                                                ---------------
BIOTECHNOLOGY -- 1.3%
Amgen, Inc.(b)                                                                                        6,700             457,677
Biogen Idec, Inc.(b)                                                                                  2,000              98,380
Celgene Corp.(b)                                                                                      2,100             120,813
Genzyme Corp.(b)                                                                                      1,500              92,370
Gilead Sciences, Inc.(b)                                                                              2,500             162,325
MedImmune, Inc.(b)                                                                                    1,400              45,318
                                                                                                                ---------------
                                                                                                                        976,883
                                                                                                                ---------------

                       See Notes to Financial Statements.

                           PHOENIX INSIGHT INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
BREWERS -- 0.3%
Anheuser-Busch Cos., Inc.                                                                             4,300     $       211,560
Molson Coors Brewing Co. Class B                                                                        200              15,288
                                                                                                                ---------------
                                                                                                                        226,848
                                                                                                                ---------------
BROADCASTING & CABLE TV -- 1.3%
CBS Corp. Class B                                                                                     4,550             141,869
Clear Channel Communications, Inc.                                                                    2,900             103,066
Comcast Corp. Class A(b)                                                                             11,800             499,494
DIRECTV Group, Inc. (The)(b)                                                                          4,500             112,230
Scripps (E.W.) Co. Class A                                                                              500              24,970
Univision Communications, Inc. Class A(b)                                                             1,400              49,588
                                                                                                                ---------------
                                                                                                                        931,217
                                                                                                                ---------------
BUILDING PRODUCTS -- 0.2%
American Standard Cos., Inc.                                                                          1,000              45,850
Masco Corp.                                                                                           2,300              68,701
                                                                                                                ---------------
                                                                                                                        114,551
                                                                                                                ---------------
CASINOS & GAMING -- 0.2%
Harrah's Entertainment, Inc.                                                                          1,000              82,720
International Game Technology                                                                         2,000              92,400
                                                                                                                ---------------
                                                                                                                        175,120
                                                                                                                ---------------
COAL & CONSUMABLE FUELS -- 0.1%
Consol Energy, Inc.                                                                                   1,100              35,343
Peabody Energy Corp.                                                                                  1,400              56,574
                                                                                                                ---------------
                                                                                                                         91,917
                                                                                                                ---------------
COMMERCIAL PRINTING -- 0.1%
Donnelley (R.R.) & Sons Co.                                                                           1,300              46,202

COMMUNICATIONS EQUIPMENT -- 2.6%
ADC Telecommunications, Inc.(b)                                                                         671               9,750
Avaya, Inc.(b)                                                                                        2,500              34,950
Ciena Corp.(b)                                                                                          500              13,855
Cisco Systems, Inc.(b)                                                                               34,600             945,618
Comverse Technology, Inc.(b)                                                                          1,200              25,332
Corning, Inc.(b)                                                                                      8,800             164,648
JDS Uniphase Corp.(b)                                                                                 1,237              20,608
Juniper Networks, Inc.(b)                                                                             3,300              62,502
Motorola, Inc.                                                                                       13,800             283,728
QUALCOMM, Inc.                                                                                        9,300             351,447
Tellabs, Inc.(b)                                                                                      2,600              26,676
                                                                                                                ---------------
                                                                                                                      1,939,114
                                                                                                                ---------------
COMPUTER & ELECTRONICS RETAIL -- 0.2%
Best Buy Co., Inc.                                                                                    2,350             115,597
Circuit City Stores, Inc.                                                                               800              15,184
RadioShack Corp.                                                                                        800              13,424
                                                                                                                ---------------
                                                                                                                        144,205
                                                                                                                ---------------
COMPUTER HARDWARE -- 3.2%
Apple Computer, Inc.(b)                                                                               4,800             407,232
Dell, Inc.(b)                                                                                        12,800             321,152
Hewlett-Packard Co.                                                                                  15,500             638,445
International Business Machines Corp.                                                                 8,600             835,490
NCR Corp.(b)                                                                                          1,100              47,036
Sun Microsystems, Inc.(b)                                                                            20,600             111,652
                                                                                                                ---------------
                                                                                                                      2,361,007
                                                                                                                ---------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
COMPUTER STORAGE & PERIPHERALS -- 0.5%
EMC Corp.(b)                                                                                         13,000     $       171,600
Lexmark International, Inc. Class A(b)                                                                  600              43,920
Network Appliance, Inc.(b)                                                                            2,200              86,416
QLogic Corp.(b)                                                                                         900              19,728
SanDisk Corp.(b)                                                                                      1,200              51,636
                                                                                                                ---------------
                                                                                                                        373,300
                                                                                                                ---------------
CONSTRUCTION & ENGINEERING -- 0.1%
Fluor Corp.                                                                                             500              40,825

CONSTRUCTION MATERIALS -- 0.1%
Vulcan Materials Co.                                                                                    500              44,935

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS -- 0.7%
Caterpillar, Inc.                                                                                     3,700             226,921
Cummins, Inc.                                                                                           300              35,454
Deere & Co.                                                                                           1,300             123,591
PACCAR, Inc.                                                                                          1,400              90,860
Terex Corp.(b)                                                                                          600              38,748
                                                                                                                ---------------
                                                                                                                        515,574
                                                                                                                ---------------
CONSUMER ELECTRONICS -- 0.0%
Harman International Industries, Inc.                                                                   300              29,973

CONSUMER FINANCE -- 0.9%
American Express Co.                                                                                  6,800             412,556
Capital One Financial Corp.                                                                           2,296             176,379
SLM Corp.                                                                                             2,400             117,048
                                                                                                                ---------------
                                                                                                                        705,983
                                                                                                                ---------------
DATA PROCESSING & OUTSOURCED SERVICES -- 1.0%
Affiliated Computer Services, Inc. Class A(b)                                                           700              34,188
Automatic Data Processing, Inc.                                                                       3,100             152,675
Computer Sciences Corp.(b)                                                                            1,000              53,370
Convergys Corp.(b)                                                                                      800              19,024
Electronic Data Systems Corp.                                                                         3,000              82,650
Fidelity National Information Services, Inc.                                                            900              36,081
First Data Corp.                                                                                      4,500             114,840
Fiserv, Inc.(b)                                                                                       1,000              52,420
Paychex, Inc.                                                                                         2,000              79,080
Sabre Holdings Corp. Class A                                                                            800              25,512
Western Union Co. (The)                                                                               4,500             100,890
                                                                                                                ---------------
                                                                                                                        750,730
                                                                                                                ---------------
DEPARTMENT STORES -- 0.6%
Dillard's, Inc. Class A                                                                                 400              13,988
Federated Department Stores, Inc.                                                                     3,160             120,491
Kohl's Corp.(b)                                                                                       1,800             123,174
Nordstrom, Inc.                                                                                       1,300              64,142
Penney (J.C.) Co., Inc.                                                                               1,200              92,832
Sears Holdings Corp.(b)                                                                                 400              67,172
                                                                                                                ---------------
                                                                                                                        481,799
                                                                                                                ---------------
DISTILLERS & VINTNERS -- 0.1%
Brown-Forman Corp. Class B                                                                              400              26,496
Constellation Brands, Inc. Class A(b)                                                                 1,200              34,824
                                                                                                                ---------------
                                                                                                                         61,320
                                                                                                                ---------------
DISTRIBUTORS -- 0.1%
Genuine Parts Co.                                                                                     1,000              47,430

                       See Notes to Financial Statements.

                           PHOENIX INSIGHT INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                  SHARES             VALUE
                                                                                                -----------     ---------------
DIVERSIFIED BANKS -- 2.3%
Comerica, Inc.                                                                                          900     $        52,812
U.S. Bancorp                                                                                         10,000             361,900
Wachovia Corp.                                                                                       10,810             615,629
Wells Fargo & Co.                                                                                    19,000             675,640
                                                                                                                ---------------
                                                                                                                      1,705,981
                                                                                                                ---------------
DIVERSIFIED CHEMICALS -- 0.8%
Ashland, Inc.                                                                                           300              20,754
Dow Chemical Co. (The)                                                                                5,400             215,676
Du Pont (E.I.) de Nemours & Co.                                                                       5,200             253,292
Eastman Chemical Co.                                                                                    500              29,655
Hercules, Inc.(b)                                                                                       700              13,517
PPG Industries, Inc.                                                                                  1,000              64,210
                                                                                                                ---------------
                                                                                                                        597,104
                                                                                                                ---------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES -- 0.1%
Cintas Corp.                                                                                            800              31,768
Equifax, Inc.                                                                                           700              28,420
                                                                                                                ---------------
                                                                                                                         60,188
                                                                                                                ---------------
DIVERSIFIED METALS & MINING -- 0.3%
Freeport-McMoRan Copper & Gold, Inc.
   Class B (Indonesia)(c)                                                                             1,100              61,303
Phelps Dodge Corp.                                                                                    1,100             131,692
                                                                                                                ---------------
                                                                                                                        192,995
                                                                                                                ---------------
DIVERSIFIED REITS -- 0.1%
Vornado Realty Trust                                                                                    700              85,050

DRUG RETAIL -- 0.5%
CVS Corp.                                                                                             4,800             148,368
Walgreen Co.                                                                                          5,700             261,573
                                                                                                                ---------------
                                                                                                                        409,941
                                                                                                                ---------------
EDUCATION SERVICES -- 0.0%
Apollo Group, Inc. Class A(b)                                                                           800              31,176

ELECTRIC UTILITIES -- 1.5%
Allegheny Energy, Inc.(b)                                                                             1,000              45,910
American Electric Power Co., Inc.                                                                     2,300              97,934
Edison International                                                                                  1,900              86,412
Entergy Corp.                                                                                         1,200             110,784
Exelon Corp.                                                                                          3,700             228,993
FirstEnergy Corp.                                                                                     1,900             114,570
FPL Group, Inc.                                                                                       2,200             119,724
Pinnacle West Capital Corp.                                                                             600              30,414
PPL Corp.                                                                                             2,200              78,848
Progress Energy, Inc.                                                                                 1,500              73,620
Southern Co. (The)                                                                                    4,200             154,812
                                                                                                                ---------------
                                                                                                                      1,142,021
                                                                                                                ---------------
ELECTRICAL COMPONENTS & EQUIPMENT -- 0.5%
American Power Conversion Corp.                                                                       1,000              30,590
Cooper Industries Ltd. Class A                                                                          500              45,215
Emerson Electric Co.                                                                                  4,600             202,814
Rockwell Automation, Inc.                                                                             1,000              61,080
                                                                                                                ---------------
                                                                                                                        339,699
                                                                                                                ---------------

                                                                                                  SHARES             VALUE
                                                                                                -----------     ---------------
ELECTRONIC EQUIPMENT MANUFACTURERS -- 0.2%
Agilent Technologies, Inc.(b)                                                                         2,400     $        83,640
Symbol Technologies, Inc.                                                                             1,500              22,410
Tektronix, Inc.                                                                                         500              14,585
                                                                                                                ---------------
                                                                                                                        120,635
                                                                                                                ---------------
ELECTRONIC MANUFACTURING SERVICES -- 0.1%
Jabil Circuit, Inc.                                                                                   1,100              27,005
Molex, Inc.                                                                                             800              25,304
Sanmina-SCI Corp.(b)                                                                                  3,100              10,695
Solectron Corp.(b)                                                                                    5,400              17,388
                                                                                                                ---------------
                                                                                                                         80,392
                                                                                                                ---------------
ENVIRONMENTAL & FACILITIES SERVICES -- 0.2%
Allied Waste Industries, Inc.(b)                                                                      1,500              18,435
Waste Management, Inc.                                                                                3,000             110,310
                                                                                                                ---------------
                                                                                                                        128,745
                                                                                                                ---------------
FERTILIZERS & AGRICULTURAL CHEMICALS -- 0.2%
Monsanto Co.                                                                                          3,000             157,590

FOOD DISTRIBUTORS -- 0.2%
Sysco Corp.                                                                                           3,600             132,336

FOOD RETAIL -- 0.4%
Kroger Co. (The)                                                                                      4,200              96,894
Safeway, Inc.                                                                                         2,600              89,856
Supervalu, Inc.                                                                                       1,236              44,187
Whole Foods Market, Inc.                                                                                800              37,544
                                                                                                                ---------------
                                                                                                                        268,481
                                                                                                                ---------------
FOOTWEAR -- 0.1%
Nike, Inc. Class B                                                                                    1,100             108,933

FOREST PRODUCTS -- 0.1%
Weyerhaeuser Co.                                                                                      1,400              98,910

GAS UTILITIES -- 0.1%
Nicor, Inc.                                                                                             300              14,040
Peoples Energy Corp.                                                                                    200               8,914
Questar Corp.                                                                                           500              41,525
                                                                                                                ---------------
                                                                                                                         64,479
                                                                                                                ---------------
GENERAL MERCHANDISE STORES -- 0.5%
Big Lots, Inc.(b)                                                                                       600              13,752
Dollar General Corp.                                                                                  1,800              28,908
Family Dollar Stores, Inc.                                                                              900              26,397
Target Corp.                                                                                          4,800             273,840
                                                                                                                ---------------
                                                                                                                        342,897
                                                                                                                ---------------
GOLD -- 0.2%
Newmont Mining Corp.                                                                                  2,600             117,390

HEALTH CARE DISTRIBUTORS -- 0.4%
AmerisourceBergen Corp.                                                                               1,200              53,952
Cardinal Health, Inc.                                                                                 2,200             141,746
McKesson Corp.                                                                                        1,600              81,120
Patterson Cos., Inc.(b)                                                                                 800              28,408
                                                                                                                ---------------
                                                                                                                        305,226
                                                                                                                ---------------

                       See Notes to Financial Statements.

                           PHOENIX INSIGHT INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
HEALTH CARE EQUIPMENT -- 1.5%
Bard (C.R.), Inc.                                                                                       500     $        41,485
Baxter International, Inc.                                                                            3,600             167,004
Becton, Dickinson & Co.                                                                               1,400              98,210
Biomet, Inc.                                                                                          1,400              57,778
Boston Scientific Corp.(b)                                                                            6,663             114,470
Hospira, Inc.(b)                                                                                        950              31,901
Medtronic, Inc.                                                                                       6,500             347,815
St. Jude Medical, Inc.(b)                                                                             2,100              76,776
Stryker Corp.                                                                                         1,700              93,687
Zimmer Holdings, Inc.(b)                                                                              1,400             109,732
                                                                                                                ---------------
                                                                                                                      1,138,858
                                                                                                                ---------------
HEALTH CARE FACILITIES -- 0.1%
Health Management Associates, Inc. Class A                                                            1,400              29,554
Manor Care, Inc.                                                                                        400              18,768
Tenet Healthcare Corp.(b)                                                                             2,800              19,516
                                                                                                                ---------------
                                                                                                                         67,838
                                                                                                                ---------------
HEALTH CARE SERVICES -- 0.5%
Caremark Rx, Inc.                                                                                     2,500             142,775
Express Scripts, Inc.(b)                                                                                800              57,280
Laboratory Corp of America Holdings(b)                                                                  700              51,429
Medco Health Solutions, Inc.(b)                                                                       1,700              90,848
Quest Diagnostics, Inc.                                                                                 900              47,700
                                                                                                                ---------------
                                                                                                                        390,032
                                                                                                                ---------------
HEALTH CARE SUPPLIES -- 0.0%
Bausch & Lomb, Inc.                                                                                     300              15,618

HEALTH CARE TECHNOLOGY -- 0.0%
IMS Health, Inc.                                                                                      1,200              32,976

HOME ENTERTAINMENT SOFTWARE -- 0.1%
Electronic Arts, Inc.(b)                                                                              1,800              90,648

HOME FURNISHINGS -- 0.0%
Leggett & Platt, Inc.                                                                                 1,100              26,290

HOME IMPROVEMENT RETAIL -- 1.0%
Home Depot, Inc. (The)                                                                               11,700             469,872
Lowe's Cos., Inc.                                                                                     8,600             267,890
Sherwin-Williams Co. (The)                                                                              700              44,506
                                                                                                                ---------------
                                                                                                                        782,268
                                                                                                                ---------------
HOMEBUILDING -- 0.3%
Centex Corp.                                                                                            700              39,389
Horton (D.R.), Inc.                                                                                   1,600              42,384
KB Home                                                                                                 500              25,640
Lennar Corp. Class A                                                                                    800              41,968
Pulte Homes, Inc.                                                                                     1,200              39,744
                                                                                                                ---------------
                                                                                                                        189,125
                                                                                                                ---------------
HOMEFURNISHING RETAIL -- 0.1%
Bed, Bath & Beyond, Inc.(b)                                                                           1,700              64,770

HOTELS, RESORTS & CRUISE LINES -- 0.6%
Carnival Corp.                                                                                        2,600             127,530
Hilton Hotels Corp.                                                                                   2,300              80,270
Marriott International, Inc. Class A                                                                  2,000              95,440

                                                                                                  SHARES             VALUE
                                                                                                -----------     ---------------
HOTELS, RESORTS & CRUISE LINES--CONTINUED
Starwood Hotels & Resorts Worldwide, Inc.                                                             1,300     $        81,250
Wyndham Worldwide Corp.(b)                                                                            1,140              36,503
                                                                                                                ---------------
                                                                                                                        420,993
                                                                                                                ---------------
HOUSEHOLD APPLIANCES -- 0.1%
Black & Decker Corp.                                                                                    400              31,988
Snap-On, Inc.                                                                                           300              14,292
Stanley Works (The)                                                                                     400              20,116
Whirlpool Corp.                                                                                         400              33,208
                                                                                                                ---------------
                                                                                                                         99,604
                                                                                                                ---------------
HOUSEHOLD PRODUCTS -- 2.1%
Clorox Co. (The)                                                                                        900              57,735
Colgate-Palmolive Co.                                                                                 2,900             189,196
Kimberly-Clark Corp.                                                                                  2,500             169,875
Procter & Gamble Co. (The)                                                                           17,952           1,153,775
                                                                                                                ---------------
                                                                                                                      1,570,581
                                                                                                                ---------------
HOUSEWARES & SPECIALTIES -- 0.2%
Fortune Brands, Inc.                                                                                    800              68,312
Newell Rubbermaid, Inc.                                                                               1,600              46,320
                                                                                                                ---------------
                                                                                                                        114,632
                                                                                                                ---------------
HUMAN RESOURCES & EMPLOYMENT SERVICES -- 0.1%
Monster Worldwide, Inc.(b)                                                                              800              37,312
Robert Half International, Inc.                                                                       1,000              37,120
                                                                                                                ---------------
                                                                                                                         74,432
                                                                                                                ---------------
HYPERMARKETS & SUPER CENTERS -- 1.1%
Costco Wholesale Corp.                                                                                2,700             142,749
Wal-Mart Stores, Inc.                                                                                13,900             641,902
                                                                                                                ---------------
                                                                                                                        784,651
                                                                                                                ---------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.4%
AES Corp. (The)(b)                                                                                    3,900              85,956
Constellation Energy Group, Inc.                                                                      1,000              68,870
Dynegy, Inc. Class A(b)                                                                               2,244              16,247
TXU Corp.                                                                                             2,600             140,946
                                                                                                                ---------------
                                                                                                                        312,019
                                                                                                                ---------------
INDUSTRIAL CONGLOMERATES -- 3.5%
3M Co.                                                                                                4,300             335,099
General Electric Co.(d)                                                                              58,500           2,176,785
Textron, Inc.                                                                                           700              65,639
                                                                                                                ---------------
                                                                                                                      2,577,523
                                                                                                                ---------------
INDUSTRIAL GASES -- 0.3%
Air Products & Chemicals, Inc.                                                                        1,300              91,364
Praxair, Inc.                                                                                         1,800             106,794
                                                                                                                ---------------
                                                                                                                        198,158
                                                                                                                ---------------
INDUSTRIAL MACHINERY -- 0.6%
Danaher Corp.                                                                                         1,300              94,172
Dover Corp.                                                                                           1,200              58,824
Eaton Corp.                                                                                             800              60,112
Illinois Tool Works, Inc.                                                                             2,300             106,237
ITT Corp.                                                                                             1,100              62,502

                       See Notes to Financial Statements.

                           PHOENIX INSIGHT INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                  SHARES             VALUE
                                                                                                -----------     ---------------
INDUSTRIAL MACHINERY--CONTINUED
Pall Corp.                                                                                              700     $        24,185
Parker-Hannifin Corp.                                                                                   600              46,128
                                                                                                                ---------------
                                                                                                                        452,160
                                                                                                                ---------------
INDUSTRIAL REITS -- 0.1%
ProLogis                                                                                              1,400              85,078

INSURANCE BROKERS -- 0.2%
AON Corp.                                                                                             1,800              63,612
Marsh & McLennan Cos., Inc.                                                                           3,200              98,112
                                                                                                                ---------------
                                                                                                                        161,724
                                                                                                                ---------------
INTEGRATED OIL & GAS -- 6.3%
Chevron Corp.                                                                                        12,389             910,963
ConocoPhillips                                                                                        9,300             669,135
Exxon Mobil Corp.(d)                                                                                 33,700           2,582,431
Hess Corp.                                                                                            1,400              69,398
Marathon Oil Corp.                                                                                    1,978             182,965
Murphy Oil Corp.                                                                                      1,000              50,850
Occidental Petroleum Corp.                                                                            4,900             239,267
                                                                                                                ---------------
                                                                                                                      4,705,009
                                                                                                                ---------------
INTEGRATED TELECOMMUNICATION SERVICES -- 2.8%
AT&T, Inc.                                                                                           21,977             785,678
BellSouth Corp.                                                                                      10,200             480,522
CenturyTel, Inc.                                                                                        700              30,562
Citizens Communications Co.                                                                           1,900              27,303
Embarq Corp.                                                                                            902              47,409
Qwest Communications International, Inc.(b)                                                           9,400              78,678
Verizon Communications, Inc.                                                                         16,400             610,736
Windstream Corp.                                                                                      2,781              39,546
                                                                                                                ---------------
                                                                                                                      2,100,434
                                                                                                                ---------------
INTERNET RETAIL -- 0.2%
Amazon.com, Inc.(b)                                                                                   1,800              71,028
IAC InterActiveCorp(b)                                                                                1,200              44,592
                                                                                                                ---------------
                                                                                                                        115,620
                                                                                                                ---------------
INTERNET SOFTWARE & SERVICES -- 1.3%
eBay, Inc.(b)                                                                                         6,600             198,462
Google, Inc. Class A(b)                                                                               1,200             552,576
VeriSign, Inc.(b)                                                                                     1,400              33,670
Yahoo!, Inc.(b)                                                                                       7,000             178,780
                                                                                                                ---------------
                                                                                                                        963,488
                                                                                                                ---------------
INVESTMENT BANKING & BROKERAGE -- 2.6%
Bear Stearns Cos., Inc. (The)                                                                           600              97,668
Charles Schwab Corp. (The)                                                                            5,800             112,172
E*TRADE Financial Corp.(b)                                                                            2,500              56,050
Goldman Sachs Group, Inc. (The)                                                                       2,400             478,440
Lehman Brothers Holdings, Inc.                                                                        3,100             242,172
Merrill Lynch & Co., Inc.                                                                             5,000             465,500
Morgan Stanley                                                                                        6,000             488,580
                                                                                                                ---------------
                                                                                                                      1,940,582
                                                                                                                ---------------
IT CONSULTING & OTHER SERVICES -- 0.1%
Cognizant Technology Solutions Corp. Class A(b)                                                         700              54,012
Unisys Corp.(b)                                                                                       2,000              15,680
                                                                                                                ---------------
                                                                                                                         69,692
                                                                                                                ---------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
LEISURE PRODUCTS -- 0.1%
Brunswick Corp.                                                                                         500     $        15,950
Hasbro, Inc.                                                                                          1,000              27,250
Mattel, Inc.                                                                                          2,200              49,852
                                                                                                                ---------------
                                                                                                                         93,052
                                                                                                                ---------------
LIFE & HEALTH INSURANCE -- 1.2%
AFLAC, Inc.                                                                                           2,900             133,400
Lincoln National Corp.                                                                                1,630             108,232
MetLife, Inc.                                                                                         4,300             253,743
Principal Financial Group, Inc. (The)                                                                 1,600              93,920
Prudential Financial, Inc.                                                                            2,800             240,408
Torchmark Corp.                                                                                         600              38,256
UnumProvident Corp.                                                                                   1,900              39,482
                                                                                                                ---------------
                                                                                                                        907,441
                                                                                                                ---------------
LIFE SCIENCES TOOLS & SERVICES -- 0.3%
Applera Corp. - Applied Biosystems Group                                                              1,100              40,359
Millipore Corp.(b)                                                                                      300              19,980
PerkinElmer, Inc.                                                                                       700              15,561
Thermo Fisher Scientific, Inc.(b)                                                                     2,300             104,167
Waters Corp.(b)                                                                                         600              29,382
                                                                                                                ---------------
                                                                                                                        209,449
                                                                                                                ---------------
MANAGED HEALTH CARE -- 1.3%
Aetna, Inc.                                                                                           3,200             138,176
CIGNA Corp.                                                                                             500              65,785
Coventry Health Care, Inc.(b)                                                                           950              47,548
Humana, Inc.(b)                                                                                       1,000              55,310
UnitedHealth Group, Inc.                                                                              7,700             413,721
WellPoint, Inc.(b)                                                                                    3,500             275,415
                                                                                                                ---------------
                                                                                                                        995,955
                                                                                                                ---------------
METAL & GLASS CONTAINERS -- 0.1%
Ball Corp.                                                                                              600              26,160
Pactiv Corp.(b)                                                                                         800              28,552
                                                                                                                ---------------
                                                                                                                         54,712
                                                                                                                ---------------
MOTORCYCLE MANUFACTURERS -- 0.1%
Harley-Davidson, Inc.                                                                                 1,500             105,705

MOVIES & ENTERTAINMENT -- 1.8%
News Corp. Class A                                                                                   13,200             283,536
Time Warner, Inc.                                                                                    23,000             500,940
Viacom, Inc. Class B(b)                                                                               3,950             162,068
Walt Disney Co. (The)                                                                                11,800             404,386
                                                                                                                ---------------
                                                                                                                      1,350,930
                                                                                                                ---------------
MULTI-LINE INSURANCE -- 1.9%
American International Group, Inc.                                                                   14,700           1,053,402
Genworth Financial, Inc. Class A                                                                      2,700              92,367
Hartford Financial Services Group, Inc. (The)                                                         1,700             158,627
Loews Corp.                                                                                           2,500             103,675
                                                                                                                ---------------
                                                                                                                      1,408,071
                                                                                                                ---------------
MULTI-UTILITIES -- 1.4%
Ameren Corp.                                                                                          1,200              64,476
Centerpoint Energy, Inc.                                                                              1,800              29,844
CMS Energy Corp.(b)                                                                                   1,300              21,710
Consolidated Edison, Inc.                                                                             1,400              67,298

                       See Notes to Financial Statements.

                           PHOENIX INSIGHT INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                   SHARES             VALUE
                                                                                                -----------     ---------------
MULTI-UTILITIES--CONTINUED
Dominion Resources, Inc.                                                                              2,000     $       167,680
DTE Energy Co.                                                                                        1,000              48,410
Duke Energy Corp.                                                                                     7,100             235,791
KeySpan Corp.                                                                                         1,000              41,180
NiSource, Inc.                                                                                        1,600              38,560
PG&E Corp.                                                                                            2,000              94,660
Public Service Enterprise Group, Inc.                                                                 1,400              92,932
Sempra Energy                                                                                         1,500              84,060
TECO Energy, Inc.                                                                                     1,200              20,676
Xcel Energy, Inc.                                                                                     2,400              55,344
                                                                                                                ---------------
                                                                                                                      1,062,621
                                                                                                                ---------------
OFFICE ELECTRONICS -- 0.1%
Xerox Corp.(b)                                                                                        5,700              96,615

OFFICE REITS -- 0.2%
Boston Properties, Inc.                                                                                 600              67,128
Equity Office Properties Trust                                                                        1,900              91,523
                                                                                                                ---------------
                                                                                                                        158,651
                                                                                                                ---------------
OFFICE SERVICES & SUPPLIES -- 0.1%
Avery Dennison Corp.                                                                                    500              33,965
Pitney Bowes, Inc.                                                                                    1,300              60,047
                                                                                                                ---------------
                                                                                                                         94,012
                                                                                                                ---------------
OIL & GAS DRILLING -- 0.3%
Noble Corp.                                                                                             700              53,305
Rowan Cos., Inc.                                                                                        600              19,920
Transocean, Inc.(b)                                                                                   1,600             129,424
                                                                                                                ---------------
                                                                                                                        202,649
                                                                                                                ---------------
OIL & GAS EQUIPMENT & SERVICES -- 1.3%
Baker Hughes, Inc.                                                                                    1,900             141,854
BJ Services Co.                                                                                       1,800              52,776
Halliburton Co.                                                                                       5,800             180,090
National-Oilwell Varco, Inc.(b)                                                                       1,000              61,180
Schlumberger Ltd.                                                                                     6,700             423,172
Smith International, Inc.                                                                             1,200              49,284
Weatherford International Ltd.(b)                                                                     2,000              83,580
                                                                                                                ---------------
                                                                                                                        991,936
                                                                                                                ---------------
OIL & GAS EXPLORATION & PRODUCTION -- 0.9%
Anadarko Petroleum Corp.                                                                              2,700             117,504
Apache Corp.                                                                                          1,900             126,369
Chesapeake Energy Corp.                                                                               2,200              63,910
Devon Energy Corp.                                                                                    2,500             167,700
EOG Resources, Inc.                                                                                   1,400              87,430
XTO Energy, Inc.                                                                                      2,100              98,805
                                                                                                                ---------------
                                                                                                                        661,718
                                                                                                                ---------------
OIL & GAS REFINING & MARKETING -- 0.3%
Sunoco, Inc.                                                                                            600              37,416
Valero Energy Corp.                                                                                   3,400             173,944
                                                                                                                ---------------
                                                                                                                        211,360
                                                                                                                ---------------
OIL & GAS STORAGE & TRANSPORTATION -- 0.3%
El Paso Corp.                                                                                         4,100              62,648
Kinder Morgan, Inc.                                                                                     600              63,450
Williams Cos., Inc. (The)                                                                             3,500              91,420
                                                                                                                ---------------
                                                                                                                        217,518
                                                                                                                ---------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES -- 5.2%
Bank of America Corp.                                                                                25,642     $     1,369,026
Citigroup, Inc.                                                                                      28,000           1,559,600
JPMorgan Chase & Co.                                                                                 19,596             946,487
                                                                                                                ---------------
                                                                                                                      3,875,113
                                                                                                                ---------------
PACKAGED FOODS & MEATS -- 0.9%
Campbell Soup Co.                                                                                     1,400              54,446
ConAgra Foods, Inc.                                                                                   3,000              81,000
Dean Foods Co.(b)                                                                                       800              33,824
General Mills, Inc.                                                                                   2,000             115,200
Heinz (H.J.) Co.                                                                                      1,900              85,519
Hershey Co. (The)                                                                                     1,000              49,800
Kellogg Co.                                                                                           1,500              75,090
McCormick & Co., Inc. (NVS)                                                                             800              30,848
Sara Lee Corp.                                                                                        4,500              76,635
Tyson Foods, Inc. Class A                                                                             1,500              24,675
Wrigley (Wm) Jr. Co.                                                                                  1,300              67,236
                                                                                                                ---------------
                                                                                                                        694,273
                                                                                                                ---------------
PAPER PACKAGING -- 0.1%
Bemis Co., Inc.                                                                                         600              20,388
Sealed Air Corp.                                                                                        500              32,460
Temple-Inland, Inc.                                                                                     600              27,618
                                                                                                                ---------------
                                                                                                                         80,466
                                                                                                                ---------------
PAPER PRODUCTS -- 0.2%
International Paper Co.                                                                               2,700              92,070
MeadWestvaco Corp.                                                                                    1,100              33,066
                                                                                                                ---------------
                                                                                                                        125,136
                                                                                                                ---------------
PERSONAL PRODUCTS -- 0.2%
Avon Products, Inc.                                                                                   2,600              85,904
Estee Lauder Cos., Inc. (The) Class A                                                                   700              28,574
                                                                                                                ---------------
                                                                                                                        114,478
                                                                                                                ---------------
PHARMACEUTICALS -- 6.1%
Abbott Laboratories                                                                                   8,600             418,906
Allergan, Inc.                                                                                          800              95,792
Barr Pharmaceuticals, Inc.(b)                                                                           600              30,072
Bristol-Myers Squibb Co.                                                                             11,100             292,152
Forest Laboratories, Inc.(b)                                                                          1,800              91,080
Johnson & Johnson                                                                                    16,500           1,089,330
King Pharmaceuticals, Inc.(b)                                                                         1,400              22,288
Lilly (Eli) & Co.                                                                                     5,600             291,760
Merck & Co., Inc.                                                                                    12,300             536,280
Mylan Laboratories, Inc.                                                                              1,200              23,952
Pfizer, Inc.                                                                                         41,300           1,069,670
Schering-Plough Corp.                                                                                 8,400             198,576
Watson Pharmaceuticals, Inc.(b)                                                                         600              15,618
Wyeth                                                                                                 7,700             392,084
                                                                                                                ---------------
                                                                                                                      4,567,560
                                                                                                                ---------------
PHOTOGRAPHIC PRODUCTS -- 0.1%
Eastman Kodak Co.                                                                                     1,700              43,860

PROPERTY & CASUALTY INSURANCE -- 1.2%
Allstate Corp. (The)                                                                                  3,500             227,885
AMBAC Financial Group, Inc.                                                                             600              53,442
Chubb Corp. (The)                                                                                     2,400             126,984
Cincinnati Financial Corp.                                                                            1,004              45,491

                       See Notes to Financial Statements.

                           PHOENIX INSIGHT INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
PROPERTY & CASUALTY INSURANCE--CONTINUED
MBIA, Inc.                                                                                              800     $        58,448
Progressive Corp. (The)                                                                               4,500             108,990
Safeco Corp.                                                                                            600              37,530
St. Paul Travelers Cos., Inc. (The)                                                                   3,859             207,190
                                                                                                                ---------------
                                                                                                                        865,960
                                                                                                                ---------------
PUBLISHING & PRINTING -- 0.4%
Dow Jones & Co., Inc.                                                                                   400              15,200
Gannett Co., Inc.                                                                                     1,400              84,644
McGraw-Hill Cos., Inc. (The)                                                                          1,900             129,238
Meredith Corp.                                                                                          200              11,270
New York Times Co. (The) Class A                                                                        800              19,488
Tribune Co.                                                                                           1,100              33,858
                                                                                                                ---------------
                                                                                                                        293,698
                                                                                                                ---------------
RAILROADS -- 0.7%
Burlington Northern Santa Fe Corp.                                                                    2,000             147,620
CSX Corp.                                                                                             2,600              89,518
Norfolk Southern Corp.                                                                                2,400             120,696
Union Pacific Corp.                                                                                   1,500             138,030
                                                                                                                ---------------
                                                                                                                        495,864
                                                                                                                ---------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
CB Richard Ellis Group, Inc. Class A(b)                                                               1,100              36,520
Realogy Corp.(b)                                                                                      1,250              37,900
                                                                                                                ---------------
                                                                                                                         74,420
                                                                                                                ---------------
REGIONAL BANKS -- 1.8%
BB&T Corp.                                                                                            3,000             131,790
Commerce Bancorp, Inc.                                                                                1,100              38,797
Compass Bancshares, Inc.                                                                                800              47,720
Fifth Third Bancorp                                                                                   3,100             126,883
First Horizon National Corp.                                                                            700              29,246
Huntington Bancshares, Inc.                                                                           1,400              33,250
KeyCorp                                                                                               2,400              91,272
M&T Bank Corp.                                                                                          400              48,864
Marshall & Ilsley Corp.                                                                               1,400              67,354
National City Corp.                                                                                   3,400             124,304
PNC Financial Services Group, Inc. (The)                                                              1,700             125,868
Regions Financial Corp.                                                                               4,230             158,202
SunTrust Banks, Inc.                                                                                  2,100             177,345
Synovus Financial Corp.                                                                               1,900              58,577
Zions Bancorp.                                                                                          600              49,464
                                                                                                                ---------------
                                                                                                                      1,308,936
                                                                                                                ---------------
RESIDENTIAL REITS -- 0.3%
Apartment Investment &
   Management Co. Class A                                                                               600              33,612
Archstone-Smith Trust                                                                                 1,200              69,852
Equity Residential Properties Trust                                                                   1,700              86,275
                                                                                                                ---------------
                                                                                                                        189,739
                                                                                                                ---------------
RESTAURANTS -- 0.8%
Darden Restaurants, Inc.                                                                                800              32,136
McDonald's Corp.                                                                                      7,000             310,310
Starbucks Corp.(b)                                                                                    4,400             155,848
Wendy's International, Inc.                                                                             500              16,545
Yum! Brands, Inc.                                                                                     1,600              94,080
                                                                                                                ---------------
                                                                                                                        608,919
                                                                                                                ---------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
RETAIL REITS -- 0.2%
Kimco Realty Corp.                                                                                    1,300     $        58,435
Simon Property Group, Inc.                                                                            1,200             121,548
                                                                                                                ---------------
                                                                                                                        179,983
                                                                                                                ---------------
SEMICONDUCTOR EQUIPMENT -- 0.3%
Applied Materials, Inc.                                                                               7,800             143,910
KLA-Tencor Corp.                                                                                      1,200              59,700
Novellus Systems, Inc.(b)                                                                               700              24,094
Teradyne, Inc.(b)                                                                                     1,200              17,952
                                                                                                                ---------------
                                                                                                                        245,656
                                                                                                                ---------------
SEMICONDUCTORS -- 2.1%
Advanced Micro Devices, Inc.(b)                                                                       2,900              59,015
Altera Corp.(b)                                                                                       2,100              41,328
Analog Devices, Inc.                                                                                  2,100              69,027
Broadcom Corp. Class A(b)                                                                             2,600              84,006
Intel Corp.                                                                                          32,700             662,175
Linear Technology Corp.                                                                               1,800              54,576
LSI Logic Corp.(b)                                                                                    2,300              20,700
Maxim Integrated Products, Inc.                                                                       1,900              58,178
Micron Technology, Inc.(b)                                                                            4,200              58,632
National Semiconductor Corp.                                                                          1,700              38,590
NVIDIA Corp.(b)                                                                                       2,100              77,721
PMC-Sierra, Inc.(b)                                                                                   1,200               8,052
Texas Instruments, Inc.                                                                               8,600             247,680
Xilinx, Inc.                                                                                          2,000              47,620
                                                                                                                ---------------
                                                                                                                      1,527,300
                                                                                                                ---------------
SOFT DRINKS -- 1.6%
Coca-Cola Co. (The)                                                                                  11,500             554,875
Coca-Cola Enterprises, Inc.                                                                           1,600              32,672
Pepsi Bottling Group, Inc. (The)                                                                        800              24,728
PepsiCo, Inc.                                                                                         9,300             581,715
                                                                                                                ---------------
                                                                                                                      1,193,990
                                                                                                                ---------------
SPECIALIZED CONSUMER SERVICES -- 0.1%
Block (H&R), Inc.                                                                                     1,900              43,776

SPECIALIZED FINANCE -- 0.4%
Chicago Mercantile Exchange Holdings, Inc.                                                              200             101,950
CIT Group, Inc.                                                                                       1,200              66,924
Moody's Corp.                                                                                         1,400              96,684
                                                                                                                ---------------
                                                                                                                        265,558
                                                                                                                ---------------
SPECIALIZED REITS -- 0.1%
Plum Creek Timber Co., Inc.                                                                           1,100              43,835
Public Storage, Inc.                                                                                    700              68,250
                                                                                                                ---------------
                                                                                                                        112,085
                                                                                                                ---------------
SPECIALTY CHEMICALS -- 0.2%
Ecolab, Inc.                                                                                          1,000              45,200
International Flavors & Fragrances, Inc.                                                                500              24,580
Rohm and Haas Co.                                                                                       800              40,896
Sigma-Aldrich Corp.                                                                                     300              23,316
                                                                                                                ---------------
                                                                                                                        133,992
                                                                                                                ---------------
SPECIALTY STORES -- 0.3%
Office Depot, Inc.(b)                                                                                 1,700              64,889
OfficeMax, Inc.                                                                                         400              19,860

                       See Notes to Financial Statements.

                           PHOENIX INSIGHT INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
SPECIALTY STORES--CONTINUED
Staples, Inc.                                                                                         4,100     $       109,470
Tiffany & Co.                                                                                           800              31,392
                                                                                                                ---------------
                                                                                                                        225,611
                                                                                                                ---------------
STEEL -- 0.3%
Allegheny Technologies, Inc.                                                                            600              54,408
Nucor Corp.                                                                                           1,800              98,388
United States Steel Corp.                                                                               700              51,198
                                                                                                                ---------------
                                                                                                                        203,994
                                                                                                                ---------------
SYSTEMS SOFTWARE -- 2.8%
BMC Software, Inc.(b)                                                                                 1,200              38,640
CA, Inc.                                                                                              2,393              54,201
Microsoft Corp.                                                                                      48,900           1,460,154
Novell, Inc.(b)                                                                                       2,000              12,400
Oracle Corp.(b)                                                                                      22,833             391,358
Symantec Corp.(b)                                                                                     5,266             109,796
                                                                                                                ---------------
                                                                                                                      2,066,549
                                                                                                                ---------------
THRIFTS & MORTGAGE FINANCE -- 1.4%
Countrywide Financial Corp.                                                                           3,400             144,330
Fannie Mae                                                                                            5,500             326,645
Freddie Mac                                                                                           3,900             264,810
MGIC Investment Corp.                                                                                   500              31,270
Sovereign Bancorp, Inc.                                                                               2,120              53,827
Washington Mutual, Inc.                                                                               5,442             247,556
                                                                                                                ---------------
                                                                                                                      1,068,438
                                                                                                                ---------------
TIRES & RUBBER -- 0.0%
Goodyear Tire & Rubber Co. (The)(b)                                                                   1,000              20,990

TOBACCO -- 1.5%
Altria Group, Inc.                                                                                   11,800           1,012,676
Reynolds American, Inc.                                                                               1,000              65,470
UST, Inc.                                                                                               900              52,380
                                                                                                                ---------------
                                                                                                                      1,130,526
                                                                                                                ---------------
TRADING COMPANIES & DISTRIBUTORS -- 0.0%
Grainger (W.W.), Inc.                                                                                   400              27,976

TRUCKING -- 0.0%
Ryder System, Inc.                                                                                      400              20,424

WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
Alltel Corp.                                                                                          2,200             133,056
Sprint Nextel Corp.                                                                                  16,858             318,448
                                                                                                                ---------------
                                                                                                                        451,504
                                                                                                                ---------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $57,583,885)                                                                                     71,855,196
                                                                                                                ---------------
FOREIGN COMMON STOCKS(c) -- 0.9%
INDUSTRIAL CONGLOMERATES -- 0.5%
Tyco International Ltd. (United States)                                                              11,400             346,560

INDUSTRIAL MACHINERY -- 0.1%
Ingersoll-Rand Co. Ltd. Class A (United States)                                                       1,900              74,347

OIL & GAS DRILLING -- 0.1%
Nabors Industries Ltd. (United States)(b)                                                             1,900              56,582

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
PROPERTY & CASUALTY INSURANCE -- 0.2%
ACE Ltd. (United States)                                                                              1,900     $       115,083
XL Capital Ltd. Class A (United States)                                                               1,000              72,020
                                                                                                                ---------------
                                                                                                                        187,103
                                                                                                                ---------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $684,892)                                                                                           664,592
                                                                                                                ---------------
RIGHTS -- 0.0%
COMPUTER STORAGE & PERIPHERALS -- 0.0%
Seagate Technology Tax Refund Rights(e)                                                               8,400                   0
                                                                                                                ---------------
TOTAL RIGHTS
   (Identified cost $0)                                                                                                       0
                                                                                                                ---------------
TOTAL LONG-TERM INVESTMENTS--97.5%
   (Identified Cost $58,268,777)                                                                                     72,519,788
                                                                                                                ---------------
SHORT-TERM INVESTMENTS -- 2.8%
MONEY MARKET MUTUAL FUNDS -- 2.4%
AIM Short-Term Investments Liquid
   Assets Portfolio (seven day effective
   yield 5.26%)                                                                                   1,255,055           1,255,055
Dreyfus Cash Management Plus #719
   (seven day effective yield 5.16%)                                                                  7,363               7,363
Goldman Sachs Financial Square Money
   Market Portfolio (seven day effective
   yield 5.20%)                                                                                     508,401             508,401
JPMorgan Prime Money Market Fund
   (seven day effective yield 5.18%)                                                                  1,089               1,089
                                                                                                                ---------------
                                                                                                                      1,771,908
                                                                                                                ---------------

  COUPON                                                                                            PAR
  RATE(f)                                                                         MATURITY         (000)
----------                                                                       ----------     -----------
U.S. TREASURY BILLS -- 0.4%
U.S. Treasury Bill(d)
     4.980%                                                                         6/14/07     $       320             313,066
                                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $2,084,808)                                                                                       2,084,974
                                                                                                                ---------------
TOTAL INVESTMENTS -- 100.3%
   (Identified cost $60,353,585)                                                                                     74,604,762(a)
OTHER ASSETS & LIABILITIES, NET -- (0.3%)                                                                              (214,192)
                                                                                                                ---------------
NET ASSETS -- 100.0%                                                                                            $    74,390,570
                                                                                                                ===============

---------------
(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $18,165,861 and gross depreciation of $5,500,041 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $61,938,942.

(b) Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(d) All or a portion segregated as collateral for futures contracts.

(e) Illiquid and restricted security. At December 31, 2006, these securities amounted to a value of $0 or 0% of the net assets of the Fund. For acquisition information see Note 10 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

(f) The rate shown is the discount rate.

                       See Notes to Financial Statements.

                       PHOENIX INSIGHT INTERNATIONAL FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS                                                     12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

United Kingdom                                                               24%
Switzerland                                                                  12
Spain                                                                        11
Ireland                                                                       7
Japan                                                                         6
India                                                                         5
Mexico                                                                        5
Other                                                                        30

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
FOREIGN COMMON STOCKS(c) -- 95.0%
AUSTRALIA -- 7.9%
Aristocrat Leisure Ltd.
   (Casinos & Gaming)                                                                               415,400     $     5,213,526
Australia and New Zealand Banking
   Group Ltd. (Diversified Banks)                                                                   189,800           4,226,367
Macquarie Bank Ltd. (Investment
   Banking & Brokerage)                                                                              18,900           1,177,530
Westfield Group (Retail REITs)                                                                      352,511           5,840,541
Woolworths Ltd. (Food Retail)                                                                       338,465           6,385,132
                                                                                                                ---------------
                                                                                                                     22,843,096
                                                                                                                ---------------
BELGIUM -- 3.3%
Colruyt SA (Food Retail)                                                                             21,040           4,493,792
InBev N.V. (Brewers)                                                                                 77,900           5,135,405
                                                                                                                ---------------
                                                                                                                      9,629,197
                                                                                                                ---------------
BRAZIL -- 2.8%
Banco Itau Holding Financieira SA
   Sponsored ADR (Diversified Banks)                                                                135,400           4,894,710
Souza Cruz SA (Tobacco)                                                                             180,700           3,218,177
                                                                                                                ---------------
                                                                                                                      8,112,887
                                                                                                                ---------------
FRANCE -- 2.7%
M6-Metropole Television SA
   (Broadcasting & Cable TV)                                                                        105,500           3,768,504
Total SA (Integrated Oil & Gas)                                                                      58,600           4,227,430
                                                                                                                ---------------
                                                                                                                      7,995,934
                                                                                                                ---------------
INDIA -- 2.8%
HDFC Bank Ltd. ADR (Diversified Banks)                                                              108,400           8,182,032

IRELAND -- 6.6%
Allied Irish Banks plc (Diversified Banks)                                                           26,500             787,076
Allied Irish Banks plc (Diversified Banks)                                                          104,700           3,126,281
Anglo Irish Bank Corp. plc
   (Diversified Banks)                                                                              733,300          15,207,106
                                                                                                                ---------------
                                                                                                                     19,120,463
                                                                                                                ---------------
JAPAN -- 5.9%
Daito Trust Construction Co. Ltd.
   (Homebuilding)                                                                                    85,800           3,936,540
Millea Holdings, Inc. (Property &
   Casualty Insurance)                                                                              168,800           5,957,397

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
JAPAN--CONTINUED
Toyota Motor Corp. (Automobile
   Manufacturers)                                                                                  110,000     $     7,357,674
                                                                                                                ---------------
                                                                                                                     17,251,611
                                                                                                                ---------------
MEXICO -- 5.0%
America Movil S.A. de C.V. ADR Series L
   (Wireless Telecommunication Services)                                                            117,400           5,308,828
America Telecom S.A. de C.V. A1
   (Wireless Telecommunication
   Services)(b)                                                                                     149,600           1,364,029
Grupo Modelo S.A. de C.V.
   Series C (Brewers)                                                                             1,408,700           7,797,858
                                                                                                                ---------------
                                                                                                                     14,470,715
                                                                                                                ---------------
NETHERLANDS -- 2.1%
TNT N.V. (Air Freight & Logistics)                                                                  140,940           6,061,415

NORWAY -- 1.6%
Orkla ASA (Industrial Conglomerates)                                                                 81,200           4,597,063

SOUTH AFRICA -- 2.3%
Remgro Ltd. (Multi-Sector Holdings)                                                                 260,200           6,604,386

SOUTH KOREA -- 3.6%
Kangwon Land, Inc. (Casinos & Gaming)                                                               155,700           3,381,871
KT&G Corp. (Tobacco)                                                                                 55,700           3,383,925
S1 Corp. (Diversified Commercial &
   Professional Services)(b)                                                                         78,690           3,667,969
                                                                                                                ---------------
                                                                                                                     10,433,765
                                                                                                                ---------------
SPAIN -- 11.1%
Banco Bilbao Vizcaya Argentaria S.A.
   (Diversified Banks)                                                                              615,500          14,819,774
Enagas S.A. (Gas Utilities)                                                                         364,373           8,475,021
Red Electrica de Espana (Electric Utilities)                                                        210,943           9,046,978
                                                                                                                ---------------
                                                                                                                     32,341,773
                                                                                                                ---------------
SWITZERLAND -- 11.8%
Kuehne & Nagel International AG (Marine)                                                            102,520           7,458,677
Lindt & Spruengli AG (Packaged
   Foods & Meats)                                                                                       765           1,888,486
Nestle S.A. Registered Shares
   (Packaged Foods & Meats)                                                                          20,503           7,285,843

                       See Notes to Financial Statements.

                       PHOENIX INSIGHT INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
SWITZERLAND--CONTINUED
Novartis AG Registered Shares
   (Pharmaceuticals)                                                                                104,400     $     6,018,958
Roche Holding AG Registered Shares
   (Pharmaceuticals)                                                                                 64,072          11,489,316
                                                                                                                ---------------
                                                                                                                     34,141,280
                                                                                                                ---------------
TAIWAN -- 1.4%
Taiwan Semiconductor Manufacturing
   Co. Ltd. Sponsored ADR
   (Semiconductors)                                                                                 370,498           4,049,543

UNITED KINGDOM -- 24.1%
Barrat Developments plc (Homebuilding)                                                              118,600           2,867,876
British American Tobacco plc (Tobacco)                                                              511,167          14,302,229
Diageo plc (Distillers & Vintners)                                                                  445,149           8,737,727
HBOS plc (Diversified Banks)                                                                          2,880              63,841
Imperial Tobacco Group plc (Tobacco)                                                                239,262           9,416,261
Northern Rock plc (Thrifts &
   Mortgage Finance)                                                                                209,200           4,825,204
Reckitt Benckiser plc (Household Products)                                                          139,021           6,353,162
Royal Bank of Scotland Group plc
   (Diversified Banks)                                                                              198,593           7,746,168
Signet Group plc (Specialty Stores)                                                                  43,524             100,985
Tesco plc (Food Retail)                                                                           1,957,889          15,506,554
                                                                                                                ---------------
                                                                                                                     69,920,007
                                                                                                                ---------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $232,657,531)                                                                                   275,755,167
                                                                                                                ---------------
WARRANTS(c) -- 2.6%
INDIA -- 2.6%
CLSA Financial Products Ltd. - Bharat
   Heavy Electricals Ltd. Strike price 0.00001
   Indian Rupee expiration 7/20/10
   (Electrical Components & Equipment)                                                               53,350           2,771,586
CLSA Financial Products Ltd. - HDFC
   Bank Ltd. Strike price 0.00001 Indian
   Rupee expiration 6/28/10
   (Diversified Banks)(b)                                                                            30,500             735,935
Housing Development Finance Corp. HDFC
   Bank Ltd. Strike price 0.00001 Indian Rupee
   expiration 5/25/09 (Regional Banks)                                                              107,600           3,949,458
                                                                                                                ---------------
                                                                                                                      7,456,979
                                                                                                                ---------------

TOTAL WARRANTS
   (Identified cost $6,888,423)                                                                                       7,456,979
                                                                                                                ---------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
OPTIONS(c) -- 0.4%
SWITZERLAND -- 0.4%
Novartis AG-Registered Shares
   (Pharmaceuticals) Call Option exercise
   price 50 CHF, expiration date 12/18/09(e)                                                            284     $       520,453
Roche Holding AG-Registered Shares
   (Pharmaceuticals) Call Option exercise
   price 160 CHF, expiration date 12/18/09(e)                                                           138             779,414
                                                                                                                ---------------
                                                                                                                      1,299,867
                                                                                                                ---------------
TOTAL OPTIONS
   (Identified cost $1,264,501)                                                                                       1,299,867
                                                                                                                ---------------
TOTAL LONG-TERM INVESTMENTS--98.0%
   (Identified Cost $240,810,455)                                                                                   284,512,013
                                                                                                                ---------------
SHORT-TERM INVESTMENTS -- 2.7%
MONEY MARKET MUTUAL FUNDS -- 0.2%
BlackRock Liquidity Funds TempCash
   Portfolio (seven day effective yield 5.19%)                                                      286,050             286,050
BlackRock Liquidity Funds TempFund
   Portfolio (seven day effective yield 5.20%)                                                      286,049             286,049
                                                                                                                ---------------
                                                                                                                        572,099
                                                                                                                ---------------

    COUPON                                                                                          PAR
     RATE                                                                          MATURITY        (000)
   --------                                                                      ------------   -----------
FEDERAL AGENCY SECURITIES(d) -- 2.4%
FHLB
     4.800%                                                                            1/3/07   $     7,080          7,078,112
COMMERCIAL PAPER(d) -- 0.1%
Alpine Securitization Corp.
     5.300%                                                                            1/8/07           255            254,737
                                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $7,904,948)                                                                                      7,904,948
                                                                                                                ---------------
TOTAL INVESTMENTS -- 100.7%                                                                                         292,416,961(a)
   (Identified cost $248,715,403)

OTHER ASSETS & LIABILITIES, NET -- (0.7%)                                                                            (2,066,489)
                                                                                                                ---------------
NET ASSETS -- 100.0%                                                                                            $   290,350,472
                                                                                                                ===============

----------
(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $42,218,785 and gross depreciation of $1,037,141 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $251,235,317.

(b) Non-income producing.

(c) Common stocks, warrants and options are considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on the criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d) The rate shown is the discount rate.

(e) Illiquid.

                       See Notes to Financial Statements.

                       PHOENIX INSIGHT INTERNATIONAL FUND
                            INDUSTRY DIVERSIFICATION
    AS A PERCENTAGE OF TOTAL VALUE OF TOTAL LONG-TERM INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS                                                     2.1%

AUTOMOBILE MANUFACTURERS                                                    2.6

BREWERS                                                                     4.6

BROADCASTING & CABLE TV                                                     1.3

CASINOS & GAMING                                                            3.0

DISTILLERS & VINTNERS                                                       3.1

DIVERSIFIED BANKS                                                          21.0

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES                              1.3

ELECTRIC UTILITIES                                                          3.2

ELECTRICAL COMPONENTS & EQUIPMENT                                           1.0

FOOD RETAIL                                                                 9.3

GAS UTILITIES                                                               3.0

HOMEBUILDING                                                                2.4

HOUSEHOLD PRODUCTS                                                          2.2

INDUSTRIAL CONGLOMERATES                                                    1.6

INTEGRATED OIL & GAS                                                        1.5%

INVESTMENT BANKING & BROKERAGE                                              0.4

MARINE                                                                      2.6

MULTI-SECTOR HOLDINGS                                                       2.3

PACKAGED FOODS & MEATS                                                      3.2

PHARMACEUTICALS                                                             6.6

PROPERTY & CASUALTY INSURANCE                                               2.1

REGIONAL BANKS                                                              1.4

RETAIL REIT'S                                                               2.1

SEMICONDUCTORS                                                              1.4

THRIFTS & MORTGAGE FINANCE                                                  1.7

TOBACCO                                                                    10.7

WIRELESS TELECOMMUNICATION SERVICES                                         2.3
                                                                          -----
                                                                          100.0%
                                                                          =====

                       See Notes to Financial Statements.

                      PHOENIX INSIGHT SMALL-CAP GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                      12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                                                       25%
Financials                                                                   16
Industrials                                                                  16
Health Care                                                                  14
Consumer Discretionary                                                       12
Energy                                                                        5
Consumer Staples                                                              5
Other                                                                         7

                                                                                                  SHARES             VALUE
                                                                                                -----------     ---------------
DOMESTIC COMMON STOCKS -- 98.9%
AEROSPACE & DEFENSE -- 5.1%
Armor Holdings, Inc.(b)                                                                               7,500     $       411,375
Ceradyne, Inc.(b)                                                                                     9,700             548,050
Orbital Sciences Corp.(b)                                                                             4,850              89,434
Teledyne Technologies, Inc.(b)                                                                        9,250             371,202
                                                                                                                ---------------
                                                                                                                      1,420,061
                                                                                                                ---------------
AIRLINES -- 1.4%
Republic Airways Holdings, Inc.(b)                                                                   23,050             386,779

APPAREL RETAIL -- 2.5%
Bebe Stores, Inc.                                                                                     9,050             179,099
Charming Shoppes, Inc.(b)                                                                            24,500             331,485
Genesco, Inc.(b)                                                                                      5,080             189,484
                                                                                                                ---------------
                                                                                                                        700,068
                                                                                                                ---------------
APPAREL, ACCESSORIES & LUXURY GOODS -- 1.7%
Quiksilver, Inc.(b)                                                                                  10,600             166,950
Volcom, Inc.(b)                                                                                      10,300             304,571
                                                                                                                ---------------
                                                                                                                        471,521
                                                                                                                ---------------
APPLICATION SOFTWARE -- 4.3%
Ansoft Corp.(b)                                                                                       5,400             150,120
ANSYS, Inc.(b)                                                                                        3,570             155,259
Blackbaud, Inc.                                                                                      17,600             457,600
FactSet Research Systems, Inc.                                                                        7,450             420,776
                                                                                                                ---------------
                                                                                                                      1,183,755
                                                                                                                ---------------
ASSET MANAGEMENT & CUSTODY BANKS -- 0.8%
MCG Capital Corp.                                                                                    11,450             232,664

BIOTECHNOLOGY -- 1.8%
Digene Corp.(b)                                                                                       8,200             392,944
United Therapeutics Corp.(b)                                                                          1,750              95,147
                                                                                                                ---------------
                                                                                                                        488,091
                                                                                                                ---------------
BROADCASTING & CABLE TV -- 0.8%
Mediacom Communications Corp. Class A(b)                                                             29,200             234,768

BUILDING PRODUCTS -- 0.4%
PW Eagle, Inc.                                                                                        3,600             124,200

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
CATALOG RETAIL -- 1.3%
Coldwater Creek, Inc.(b)                                                                              3,055     $        74,909
PetMed Express, Inc.(b)                                                                              21,100             281,685
                                                                                                                ---------------
                                                                                                                        356,594
                                                                                                                ---------------
COMMERCIAL PRINTING -- 1.6%
Consolidated Graphics, Inc.(b)                                                                        7,700             454,839

COMMUNICATIONS EQUIPMENT -- 3.7%
Blue Coat Systems, Inc.(b)                                                                            6,450             154,477
InterDigital Communications Corp.(b)                                                                  2,850              95,618
Ixia(b)                                                                                              39,500             379,200
Polycom, Inc.(b)                                                                                     12,950             400,284
                                                                                                                ---------------
                                                                                                                      1,029,579
                                                                                                                ---------------
COMPUTER STORAGE & PERIPHERALS -- 0.8%
Rimage Corp.(b)                                                                                       8,150             211,900

CONSUMER FINANCE -- 0.5%
CompuCredit Corp.(b)                                                                                  3,230             128,586

DATA PROCESSING & OUTSOURCED SERVICES -- 0.5%
TALX Corp.                                                                                            5,250             144,113

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES -- 0.7%
Navigant Consulting, Inc.(b)                                                                          9,250             182,780

ELECTRICAL COMPONENTS & EQUIPMENT -- 0.6%
Regal-Beloit Corp.                                                                                    3,350             175,909

ELECTRONIC EQUIPMENT MANUFACTURERS -- 0.8%
Itron, Inc.(b)                                                                                        1,200              62,208
Littelfuse, Inc.(b)                                                                                   4,600             146,648
                                                                                                                ---------------
                                                                                                                        208,856
                                                                                                                ---------------
FOOD RETAIL -- 1.1%
Pantry, Inc. (The)(b)                                                                                 6,700             313,828

HEALTH CARE DISTRIBUTORS -- 0.9%
PSS World Medical, Inc.(b)                                                                           12,700             248,031

                       See Notes to Financial Statements.

                      PHOENIX INSIGHT SMALL-CAP GROWTH FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                  SHARES             VALUE
                                                                                                -----------     ---------------
HEALTH CARE EQUIPMENT -- 1.2%
Cutera, Inc.(b)                                                                                       8,650     $       233,550
Meridian Bioscience, Inc.                                                                             4,600             112,838
                                                                                                                ---------------
                                                                                                                        346,388
                                                                                                                ---------------
HEALTH CARE FACILITIES -- 1.0%
Amsurg Corp., Class A(b)                                                                             12,650             290,950

HEALTH CARE SERVICES -- 3.7%
Chemed Corp.                                                                                          2,750             101,695
Gentiva Health Services, Inc.(b)                                                                      4,420              84,245
inVentiv Health, Inc.(b)                                                                             13,100             463,085
LHC Group, Inc.(b)                                                                                    8,500             242,335
Res-Care, Inc.(b)                                                                                     7,750             140,663
                                                                                                                ---------------
                                                                                                                      1,032,023
                                                                                                                ---------------
HEALTH CARE SUPPLIES -- 4.3%
Immucor, Inc.(b)                                                                                     13,500             394,605
LifeCell Corp.(b)                                                                                    13,860             334,580
West Pharmaceutical Services, Inc.                                                                    8,900             455,947
                                                                                                                ---------------
                                                                                                                      1,185,132
                                                                                                                ---------------
HUMAN RESOURCES & EMPLOYMENT SERVICES -- 0.9%
Resources Connection, Inc.(b)                                                                         7,700             245,168

INDUSTRIAL CONGLOMERATES -- 1.3%
Tredegar Corp.                                                                                       16,050             362,891

INDUSTRIAL MACHINERY -- 2.4%
Actuant Corp. Class A                                                                                 1,730              82,435
Dynamic Materials Corp.                                                                               5,850             164,385
Gardner Denver, Inc.(b)                                                                              10,940             408,171
                                                                                                                ---------------
                                                                                                                        654,991
                                                                                                                ---------------
INTEGRATED TELECOMMUNICATION SERVICES -- 1.8%
General Communication, Inc. Class A(b)                                                               30,950             486,843

INTERNET RETAIL -- 1.2%
Nutri/System, Inc.(b)                                                                                 5,250             332,798

INTERNET SOFTWARE & SERVICES -- 5.7%
Dealertrack Holdings, Inc.(b)                                                                        15,800             464,836
Digital River, Inc.(b)                                                                                4,090             228,181
RealNetworks, Inc.(b)                                                                                30,700             335,858
ValueClick, Inc.(b)                                                                                   8,550             202,037
WebSense, Inc.(b)                                                                                    15,300             349,299
                                                                                                                ---------------
                                                                                                                      1,580,211
                                                                                                                ---------------
INVESTMENT BANKING & BROKERAGE -- 1.3%
optionsXpress Holding, Inc.                                                                           5,700             129,333
TradeStation Group, Inc.(b)                                                                          16,000             220,000
                                                                                                                ---------------
                                                                                                                        349,333
                                                                                                                ---------------
IT CONSULTING & OTHER SERVICES -- 4.3%
ACXiom Corp.                                                                                         15,850             406,552
Forrester Research, Inc.(b)                                                                           5,450             147,750
Perot Systems Corp. Class A(b)                                                                       26,050             426,959
SI International, Inc.(b)                                                                             6,350             205,867
                                                                                                                ---------------
                                                                                                                      1,187,128
                                                                                                                ---------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
LEISURE PRODUCTS -- 0.9%
Marvel Entertainment, Inc.(b)                                                                         9,500     $       255,645

LIFE SCIENCES TOOLS & SERVICES -- 2.0%
Kendle International, Inc.(b)                                                                         7,050             221,722
Ventana Medical Systems, Inc.(b)                                                                      7,500             322,725
                                                                                                                ---------------
                                                                                                                        544,447
                                                                                                                ---------------
MANAGED HEALTH CARE -- 0.5%
Molina Healthcare, Inc.(b)                                                                            4,100             133,291

METAL & GLASS CONTAINERS -- 1.8%
AEP Industries, Inc.(b)                                                                               5,000             266,550
Greif, Inc. Class A                                                                                   1,900             224,960
                                                                                                                ---------------
                                                                                                                        491,510
                                                                                                                ---------------
MORTGAGE REITS -- 0.7%
Newcastle Investment Corp.                                                                            5,900             184,788

OFFICE SERVICES & SUPPLIES -- 1.9%
Herman Miller, Inc.                                                                                  14,100             512,676

OIL & GAS DRILLING -- 1.2%
Grey Wolf, Inc.(b)                                                                                   47,250             324,135

OIL & GAS EQUIPMENT & SERVICES -- 1.0%
Lufkin Industries, Inc.                                                                               4,750             275,880

OIL & GAS EXPLORATION & PRODUCTION -- 2.9%
Penn Virginia Corp.                                                                                   5,300             371,212
Swift Energy Co.(b)                                                                                   7,600             340,556
Valco Energy, Inc.(b)                                                                                12,600              85,050
                                                                                                                ---------------
                                                                                                                        796,818
                                                                                                                ---------------
PERSONAL PRODUCTS -- 3.1%
Mannatech, Inc.                                                                                       6,780              99,869
Prestige Brands Holdings, Inc.(b)                                                                    28,400             369,768
USANA Health Sciences, Inc.(b)                                                                        7,680             396,749
                                                                                                                ---------------
                                                                                                                        866,386
                                                                                                                ---------------
PHARMACEUTICALS -- 0.5%
ViroPharma, Inc.(b)                                                                                   9,200             134,688

PROPERTY & CASUALTY INSURANCE -- 4.0%
CNA Surety Corp.(b)                                                                                   6,300             135,450
Meadowbrook Insurance Group, Inc.(b)                                                                 29,600             292,744
Safety Insurance Group, Inc.                                                                          2,700             136,917
Tower Group, Inc.                                                                                    11,050             343,323
Zenith National Insurance Corp.                                                                       4,300             201,713
                                                                                                                ---------------
                                                                                                                      1,110,147
                                                                                                                ---------------
REGIONAL BANKS -- 4.8%
Frontier Financial Corp.                                                                              4,200             122,766
Hanmi Financial Corp.                                                                                17,600             396,528
Nara Bancorp, Inc.                                                                                   15,600             326,352
SVB Financial Group(b)                                                                               10,200             475,524
                                                                                                                ---------------
                                                                                                                      1,321,170
                                                                                                                ---------------

                       See Notes to Financial Statements.

                      PHOENIX INSIGHT SMALL-CAP GROWTH FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                  SHARES             VALUE
                                                                                                -----------     ---------------
RESIDENTIAL REITS -- 0.7%
Equity Lifestyle Properties                                                                           3,700     $       201,391

RESTAURANTS -- 0.8%
Papa John's International, Inc.(b)                                                                    7,750             224,828

RETAIL REITS -- 0.7%
Acadia Realty Trust                                                                                   7,800             195,156

SEMICONDUCTORS -- 2.7%
AMIS Holdings, Inc.(b)                                                                               34,600             365,722
Silicon Image, Inc.(b)                                                                               12,640             160,781
Supertex, Inc.(b)                                                                                     3,800             149,150
Trident Microsystems, Inc.(b)                                                                         4,700              85,446
                                                                                                                ---------------
                                                                                                                        761,099
                                                                                                                ---------------
SOFT DRINKS -- 0.6%
Hansen Natural Corp.(b)                                                                               5,350             180,188

SPECIALIZED CONSUMER SERVICES -- 2.3%
Steiner Leisure Ltd.(b)                                                                               9,650             439,075
Vertrue, Inc.(b)                                                                                      5,200             199,732
                                                                                                                ---------------
                                                                                                                        638,807
                                                                                                                ---------------
SPECIALIZED FINANCE -- 1.0%
Financial Federal Corp.                                                                               9,650             283,807

SPECIALTY CHEMICALS -- 0.4%
Fuller (H.B.) Co.                                                                                     3,900             100,698

STEEL -- 1.8%
Chaparral Steel Co.                                                                                   3,600             159,372
Cleveland-Cliffs, Inc.                                                                                3,800             184,072
Metal Management, Inc.                                                                                3,800             143,830
                                                                                                                ---------------
                                                                                                                        487,274
                                                                                                                ---------------
SYSTEMS SOFTWARE -- 2.2%
Macrovision Corp.(b)                                                                                  9,350             264,231
MICROS Systems, Inc.(b)                                                                               6,600             347,820
                                                                                                                ---------------
                                                                                                                        612,051
                                                                                                                ---------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $25,104,555)                                                                                     27,387,658
                                                                                                                ---------------
TOTAL LONG-TERM INVESTMENTS--98.9%
   (Identified Cost $25,104,555)                                                                                     27,387,658
                                                                                                                ---------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
SHORT-TERM INVESTMENTS -- 1.6%
MONEY MARKET MUTUAL FUNDS -- 1.6%
AIM Short-Term Investments Liquid Assets
   Portfolio (seven day effective
   yield 5.26%)                                                                                     320,595     $       320,595
Goldman Sachs Financial Square Money
   Market Portfolio (seven day effective
   yield 5.20%)                                                                                     134,389             134,389
                                                                                                                ---------------
                                                                                                                        454,984
                                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $454,984)                                                                                           454,984
                                                                                                                ---------------
TOTAL INVESTMENTS -- 100.5%
   (Identified cost $25,559,539)                                                                                     27,842,642(a)

OTHER ASSETS & LIABILITIES, NET -- (0.5%)                                                                              (141,040)
                                                                                                                ---------------
NET ASSETS -- 100.0%                                                                                            $    27,701,602
                                                                                                                ===============

----------
(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,881,520 and gross depreciation of $608,427 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $25,569,549.

(b) Non-income producing security.

                       See Notes to Financial Statements.

                   PHOENIX INSIGHT SMALL-CAP OPPORTUNITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                      12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                                                   21%
Consumer Discretionary                                                       18
Information Technology                                                       15
Industrials                                                                  14
Health Care                                                                  11
Materials                                                                     6
Energy                                                                        5
Other                                                                        10

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
DOMESTIC COMMON STOCKS -- 97.3%
AEROSPACE & DEFENSE -- 2.0%
Ceradyne, Inc.(b)                                                                                   105,600      $    5,966,400
Teledyne Technologies, Inc.(b)                                                                       88,970           3,570,366
                                                                                                                ---------------
                                                                                                                      9,536,766
                                                                                                                ---------------
APPAREL RETAIL -- 3.4%
Children's Place Retail Stores, Inc. (The)(b)                                                       114,860           7,295,908
Guess?, Inc.(b)                                                                                     112,840           7,157,441
Maidenform Brands, Inc.(b)                                                                          121,060           2,193,607
                                                                                                                ---------------
                                                                                                                     16,646,956
                                                                                                                ---------------
APPAREL, ACCESSORIES & LUXURY GOODS -- 2.5%
Phillips-Van Heusen Corp.                                                                           166,110           8,333,739
True Religion Apparel, Inc.(b)                                                                      263,150           4,028,826
                                                                                                                ---------------
                                                                                                                     12,362,565
                                                                                                                ---------------
APPLICATION SOFTWARE -- 2.2%
Blackbaud, Inc.                                                                                     276,070           7,177,820
Verint Systems, Inc.(b)                                                                             105,900           3,630,252
                                                                                                                ---------------
                                                                                                                     10,808,072
                                                                                                                ---------------
ASSET MANAGEMENT & CUSTODY BANKS -- 1.1%
MCG Capital Corp.                                                                                   271,710           5,521,147

AUTO PARTS & EQUIPMENT -- 1.5%
ArvinMeritor, Inc.                                                                                  151,450           2,760,934
LKQ Corp.(b)                                                                                        191,180           4,395,228
                                                                                                                ---------------
                                                                                                                      7,156,162
                                                                                                                ---------------
AUTOMOTIVE RETAIL -- 1.7%
Group 1 Automotive, Inc.                                                                             69,790           3,609,539
Sonic Automotive, Inc. Class A                                                                      165,820           4,815,413
                                                                                                                ---------------
                                                                                                                      8,424,952
                                                                                                                ---------------
BIOTECHNOLOGY -- 0.4%
Digene Corp.(b)                                                                                      44,680           2,141,066

BUILDING PRODUCTS -- 1.2%
PW Eagle, Inc.                                                                                      169,650           5,852,925

COMMERCIAL PRINTING -- 1.0%
Harland (John H.) Co.                                                                                97,570           4,898,014

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS -- 2.1%
Commercial Vehicle Group, Inc.(b)                                                                   131,090      $    2,857,762
FreightCar America, Inc.                                                                            128,340           7,116,453
                                                                                                                ---------------
                                                                                                                      9,974,215
                                                                                                                ---------------
CONSUMER FINANCE -- 1.1%
Asta Funding, Inc.                                                                                   80,160           2,440,070
CompuCredit Corp.(b)                                                                                 75,760           3,016,006
                                                                                                                ---------------
                                                                                                                      5,456,076
                                                                                                                ---------------
DEPARTMENT STORES -- 0.9%
Bon-Ton Stores, Inc. (The)                                                                          127,270           4,409,906

DISTRIBUTORS -- 0.8%
Building Materials Holding Corp.                                                                    157,740           3,894,601

ELECTRIC UTILITIES -- 2.7%
Cleco Corp.                                                                                         263,880           6,657,692
Unisource Energy Corp.                                                                              179,300           6,549,829
                                                                                                                ---------------
                                                                                                                     13,207,521
                                                                                                                ---------------
ELECTRICAL COMPONENTS & EQUIPMENT -- 1.8%
Genlyte Group, Inc.(b)                                                                               33,690           2,631,526
Lamson & Sessions Co. (The)(b)                                                                      135,290           3,282,135
Woodward Governor Co.                                                                                68,290           2,711,796
                                                                                                                ---------------
                                                                                                                      8,625,457
                                                                                                                ---------------
ELECTRONIC EQUIPMENT MANUFACTURERS -- 1.4%
Itron, Inc.(b)                                                                                       76,400           3,960,576
Technitrol, Inc.                                                                                    120,710           2,883,762
                                                                                                                ---------------
                                                                                                                      6,844,338
                                                                                                                ---------------
ELECTRONIC MANUFACTURING SERVICES -- 0.4%
Park Electrochemical Corp.                                                                           76,570           1,964,021

FOOD RETAIL -- 1.0%
Pantry, Inc. (The)(b)                                                                               103,580           4,851,687

FOOTWEAR -- 0.9%
Iconix Brand Group, Inc.(b)                                                                         221,610           4,297,018

GAS UTILITIES -- 0.4%
Atmos Energy Corp.                                                                                   55,280           1,763,985

                       See Notes to Financial Statements.

                   PHOENIX INSIGHT SMALL-CAP OPPORTUNITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
HEALTH CARE DISTRIBUTORS -- 0.4%
Owens & Minor, Inc.                                                                                  64,670      $    2,022,231

HEALTH CARE EQUIPMENT -- 3.0%
Dade Behring Holdings, Inc.                                                                          39,000           1,552,590
Hologic, Inc.(b)                                                                                     79,930           3,779,090
Intuitive Surgical, Inc.(b)                                                                          27,200           2,608,480
Meridian Bioscience, Inc.                                                                            71,260           1,748,008
Palomar Medical Technologies, Inc.(b)                                                               100,470           5,090,815
                                                                                                                ---------------
                                                                                                                     14,778,983
                                                                                                                ---------------
HEALTH CARE FACILITIES -- 2.1%
Genesis HealthCare Corp.(b)                                                                          93,380           4,410,337
Psychiatric Solutions, Inc.(b)                                                                      158,170           5,934,539
                                                                                                                ---------------
                                                                                                                     10,344,876
                                                                                                                ---------------
HEALTH CARE SERVICES -- 1.7%
inVentiv Health, Inc.(b)                                                                            227,790           8,052,376

HEALTH CARE SUPPLIES -- 0.8%
LifeCell Corp.(b)                                                                                   164,820           3,978,755

HEALTH CARE TECHNOLOGY -- 0.6%
Dendrite International, Inc.(b)                                                                     268,900           2,879,919

HOMEFURNISHING RETAIL -- 0.7%
Rent-A-Center, Inc.(b)                                                                              114,600           3,381,846

HUMAN RESOURCES & EMPLOYMENT SERVICES -- 1.8%
Kenexa Corp.(b)                                                                                     108,230           3,599,730
Volt Information Sciences, Inc.(b)                                                                  107,550           5,400,085
                                                                                                                ---------------
                                                                                                                      8,999,815
                                                                                                                ---------------
INDUSTRIAL MACHINERY -- 0.8%
Mueller Industries, Inc.                                                                            117,610           3,728,237

INTEGRATED TELECOMMUNICATION SERVICES -- 0.9%
CT Communications, Inc.                                                                             113,940           2,611,505
General Communication, Inc. Class A(b)                                                              126,900           1,996,137
                                                                                                                ---------------
                                                                                                                      4,607,642
                                                                                                                ---------------
INTERNET RETAIL -- 1.8%
FTD Group, Inc.(b)                                                                                  146,900           2,628,041
Nutri/System, Inc.(b)                                                                                59,450           3,768,535
Stamps.com, Inc.(b)                                                                                 143,180           2,255,085
                                                                                                                ---------------
                                                                                                                      8,651,661
                                                                                                                ---------------
INTERNET SOFTWARE & SERVICES -- 3.8%
Dealertrack Holdings, Inc.(b)                                                                       176,300           5,186,746
Digital River, Inc.(b)                                                                              142,770           7,965,138
J2 Global Communications, Inc.(b)                                                                   204,490           5,572,353
                                                                                                                ---------------
                                                                                                                     18,724,237
                                                                                                                ---------------
IT CONSULTING & OTHER SERVICES -- 3.8%
ACXiom Corp.                                                                                        307,100           7,877,115
Perot Systems Corp. Class A(b)                                                                      323,800           5,307,082
SI International, Inc.(b)                                                                           106,700           3,459,214
SRA International, Inc. Class A(b)                                                                   77,350           2,068,339
                                                                                                                ---------------
                                                                                                                     18,711,750
                                                                                                                ---------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
LIFE SCIENCES TOOLS & SERVICES -- 1.1%
Illumina, Inc.(b)                                                                                    73,930      $    2,906,188
Ventana Medical Systems, Inc.(b)                                                                     55,640           2,394,189
                                                                                                                ---------------
                                                                                                                      5,300,377
                                                                                                                ---------------
MANAGED HEALTH CARE -- 1.0%
Molina Healthcare, Inc.(b)                                                                          151,320           4,919,413

MARINE -- 1.4%
Eagle Bulk Shipping, Inc.                                                                           208,100           3,608,454
Genco Shipping & Trading Ltd.                                                                       118,340           3,306,420
                                                                                                                ---------------
                                                                                                                      6,914,874
                                                                                                                ---------------
METAL & GLASS CONTAINERS -- 2.2%
Greif, Inc. Class A                                                                                  45,150           5,345,760
Silgan Holdings, Inc.                                                                               124,890           5,485,169
                                                                                                                ---------------
                                                                                                                     10,830,929
                                                                                                                ---------------
MORTGAGE REITS -- 0.9%
American Home Mortgage Investment Corp.                                                             131,060           4,602,827

MULTI-LINE INSURANCE -- 1.1%
Horace Mann Educators Corp.                                                                         255,000           5,151,000

OFFICE REITS -- 1.0%
Parkway Properties, Inc.                                                                             97,040           4,950,010

OIL & GAS DRILLING -- 1.2%
Grey Wolf, Inc.(b)                                                                                  820,860           5,631,100

OIL & GAS EQUIPMENT & SERVICES -- 1.1%
Trico Marine Services, Inc.(b)                                                                      141,110           5,405,924

OIL & GAS EXPLORATION & PRODUCTION -- 0.7%
Bill Barrett Corp.(b)                                                                               124,160           3,378,394

OIL & GAS REFINING & MARKETING -- 0.8%
Western Refining, Inc.                                                                              153,620           3,911,165

OIL & GAS STORAGE & TRANSPORTATION -- 1.0%
OMI Corp.                                                                                           226,220           4,789,077

PAPER PACKAGING -- 0.8%
Rock-Tenn Co. Class A                                                                               146,500           3,971,615

PAPER PRODUCTS -- 0.5%
Schweitzer Manduit International, Inc.                                                               89,800           2,339,290

PERSONAL PRODUCTS -- 2.8%
Prestige Brands Holdings, Inc.(b)                                                                   369,200           4,806,984
USANA Health Sciences, Inc.(b)                                                                      166,300           8,591,058
                                                                                                                ---------------
                                                                                                                     13,398,042
                                                                                                                ---------------
PHARMACEUTICALS -- 0.6%
Pain Therapeutics, Inc.(b)                                                                          305,730           2,720,997

PROPERTY & CASUALTY INSURANCE -- 1.0%
Safety Insurance Group, Inc.                                                                         99,330           5,037,024

                       See Notes to Financial Statements.

                   PHOENIX INSIGHT SMALL-CAP OPPORTUNITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
PUBLISHING & PRINTING -- 1.3%
Belo Corp. Class A                                                                                  348,400     $     6,400,108

RAILROADS -- 0.5%
Genesee & Wyoming, Inc. Class A(b)                                                                   89,870           2,358,189

REGIONAL BANKS -- 7.0%
Cascade Bancorp                                                                                     151,312           4,695,211
Central Pacific Financial Co.                                                                       101,700           3,941,892
East West Bancorp, Inc.                                                                              90,630           3,210,115
First Citizens BancShares, Inc. Class A                                                              14,320           2,901,805
Republic Bancorp, Inc.                                                                              356,132           4,793,537
Southwest Bancorp, Inc.                                                                             140,240           3,907,086
SVB Financial Group(b)                                                                              183,300           8,545,446
Wilshire Bancorp, Inc.                                                                               98,300           1,864,751
                                                                                                                ---------------
                                                                                                                     33,859,843
                                                                                                                ---------------
RESIDENTIAL REITS -- 1.8%
Equity Lifestyle Properties                                                                         156,600           8,523,738

RESTAURANTS -- 2.3%
CKE Restaurants, Inc.                                                                               205,750           3,785,800
Jack in the Box, Inc.(b)                                                                            118,760           7,249,110
                                                                                                                ---------------
                                                                                                                     11,034,910
                                                                                                                ---------------
SEMICONDUCTOR EQUIPMENT -- 0.7%
ASE Test Co. Ltd. ADR(b)                                                                            316,990           3,198,429

SEMICONDUCTORS -- 1.3%
Atheros Communications, Inc.(b)                                                                     147,800           3,151,096
Eagle Test Systems, Inc.(b)                                                                         203,150           2,961,927
                                                                                                                ---------------
                                                                                                                      6,113,023
                                                                                                                ---------------
SPECIALIZED REITS -- 2.9%
Ashford Hospitality Trust, Inc.                                                                     358,840           4,467,558
Nationwide Health Properties, Inc.                                                                  171,580           5,185,148
Senior Housing Properties Trust                                                                     187,400           4,587,552
                                                                                                                ---------------
                                                                                                                     14,240,258
                                                                                                                ---------------
SPECIALTY CHEMICALS -- 2.0%
OM Group, Inc.(b)                                                                                   141,990           6,429,307
Sensient Technologies Corp                                                                          134,240           3,302,304
                                                                                                                ---------------
                                                                                                                      9,731,611
                                                                                                                ---------------
STEEL -- 0.9%
Reliance Steel & Aluminum Co.                                                                       109,690           4,319,592

TECHNOLOGY DISTRIBUTORS -- 1.0%
Anixter International, Inc.(b)                                                                       91,140           4,948,902

THRIFTS & MORTGAGE FINANCE -- 1.5%
Bankunited Financial Corp. Class A                                                                  145,100           4,056,996
Corus Bankshares, Inc.                                                                              142,060           3,277,324
                                                                                                                ---------------
                                                                                                                      7,334,320
                                                                                                                ---------------
TOBACCO -- 0.9%
Loews Corp. - Carolina Group                                                                         70,370           4,554,346

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
TRUCKING -- 1.3%
Dollar Thrifty Automotive Group, Inc.(b)                                                            140,910     $     6,426,905
                                                                                                                ---------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $402,679,100)                                                                                   473,796,010
                                                                                                                ---------------
FOREIGN COMMON STOCKS(c) -- 2.2%
COMPUTER STORAGE & PERIPHERALS -- 0.5%
Xyratex Ltd. (United States) (b)                                                                    105,720           2,281,437

INTEGRATED TELECOMMUNICATION SERVICES -- 1.1%
Golden Telecom, Inc. (Russia)                                                                       121,200           5,677,008

PHARMACEUTICALS -- 0.6%
Aspreva Pharmaceuticals Corp. (Canada)(b)                                                           139,440           2,861,309
                                                                                                                ---------------

TOTAL FOREIGN COMMON STOCKS
   (Identified cost $11,599,423)                                                                                     10,819,754
                                                                                                                ---------------
TOTAL LONG-TERM INVESTMENTS--99.5%
   (Identified Cost $414,278,523)                                                                                   484,615,764
                                                                                                                ---------------
SHORT-TERM INVESTMENTS -- 0.5%
MONEY MARKET MUTUAL FUNDS -- 0.5%
AIM Short-Term Investments Liquid Assets
   Portfolio (seven day effective
   yield 5.26%)                                                                                     141,329             141,329
Goldman Sachs Financial Square Money
   Market Portfolio (seven day effective
   yield 5.20%)                                                                                   2,272,668           2,272,668
                                                                                                                ---------------
                                                                                                                      2,413,997
                                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $2,413,997)                                                                                       2,413,997
                                                                                                                ---------------
TOTAL INVESTMENTS -- 100.0%
   (Identified cost $416,692,520)                                                                                   487,029,761(a)

OTHER ASSETS & LIABILITIES, NET -- 0.0%                                                                                (218,603)
                                                                                                                ---------------
NET ASSETS -- 100.0%                                                                                            $   486,811,158
                                                                                                                ===============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $81,340,331 and gross depreciation of $11,373,046 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $417,062,476.

(b) Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

                       See Notes to Financial Statements.

                      PHOENIX INSIGHT SMALL-CAP VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                      12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BT A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                                                   32%
Consumer Discretionary                                                       16
Information Technology                                                       11
Industrials                                                                  10
Materials                                                                     9
Energy                                                                        7
Health Care                                                                   6
Other                                                                         9

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
DOMESTIC COMMON STOCKS -- 94.9%
AIRLINES -- 1.6%
Alaska Air Group, Inc.(b)                                                                            79,000     $     3,120,500
SkyWest, Inc.                                                                                       114,000           2,908,140
                                                                                                                ---------------
                                                                                                                      6,028,640
                                                                                                                ---------------
APPAREL RETAIL -- 1.4%
Charming Shoppes, Inc.(b)                                                                           395,500           5,351,115

APPAREL, ACCESSORIES & LUXURY GOODS -- 2.8%
Perry Ellis International, Inc.(b)                                                                   81,700           3,349,700
UniFirst Corp.                                                                                       48,200           1,851,362
Warnaco Group, Inc. (The)(b)                                                                        215,200           5,461,776
                                                                                                                ---------------
                                                                                                                     10,662,838
                                                                                                                ---------------
AUTO PARTS & EQUIPMENT -- 2.2%
Modine Manufacturing Co.                                                                            110,600           2,768,318
Sauer-Danfoss, Inc.                                                                                  49,300           1,589,925
Tenneco, Inc.(b)                                                                                    163,370           4,038,506
                                                                                                                ---------------
                                                                                                                      8,396,749
                                                                                                                ---------------
AUTOMOTIVE RETAIL -- 2.9%
Sonic Automotive, Inc. Class A                                                                      215,300           6,252,312
United Auto Group, Inc.                                                                             210,700           4,966,199
                                                                                                                ---------------
                                                                                                                     11,218,511
                                                                                                                ---------------
BROADCASTING & CABLE TV -- 0.4%
Sinclair Broadcast Group, Inc. Class A                                                              138,700           1,456,350

COMMERCIAL PRINTING -- 1.5%
Harland (John H.) Co.                                                                               113,600           5,702,720

COMMODITY CHEMICALS -- 2.4%
Koppers Holding, Inc.                                                                                76,700           1,999,569
Pioneer Cos., Inc.(b)                                                                                80,700           2,312,862
Spartech Corp.                                                                                      185,800           4,871,676
                                                                                                                ---------------
                                                                                                                      9,184,107
                                                                                                                ---------------
COMMUNICATIONS EQUIPMENT -- 2.4%
InterDigital Communications Corp.(b)                                                                141,900           4,760,745
ViaSat, Inc.(b)                                                                                     151,000           4,501,310
                                                                                                                ---------------
                                                                                                                      9,262,055
                                                                                                                ---------------
COMPUTER STORAGE & PERIPHERALS -- 2.6%
Imation Corp.                                                                                       127,800           5,933,754

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
COMPUTER STORAGE & PERIPHERALS--CONTINUED
Komag, Inc.(b)                                                                                      109,100     $     4,132,708
                                                                                                                ---------------
                                                                                                                     10,066,462
                                                                                                                ---------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS -- 0.7%
Commercial Vehicle Group, Inc.(b)                                                                   118,000           2,572,400

CONSUMER FINANCE -- 1.3%
CompuCredit Corp.(b)                                                                                 72,650           2,892,196
Nelnet, Inc. Class A(b)                                                                              69,600           1,904,256
                                                                                                                ---------------
                                                                                                                      4,796,452
                                                                                                                ---------------
DATA PROCESSING & OUTSOURCED SERVICES -- 0.4%
InfoUSA, Inc.                                                                                       125,600           1,495,896

DISTRIBUTORS -- 0.6%
Building Materials Holding Corp.                                                                     87,858           2,169,214

ELECTRIC UTILITIES -- 2.7%
Cleco Corp.                                                                                         207,600           5,237,748
El Paso Electric Co.(b)                                                                             205,800           5,015,346
                                                                                                                ---------------
                                                                                                                     10,253,094
                                                                                                                ---------------
ELECTRICAL COMPONENTS & EQUIPMENT -- 2.1%
Acuity Brands, Inc.                                                                                 103,500           5,386,140
Woodward Governor Co.                                                                                69,000           2,739,990
                                                                                                                ---------------
                                                                                                                      8,126,130
                                                                                                                ---------------
ELECTRONIC MANUFACTURING SERVICES -- 1.0%
Methode Electronics, Inc.                                                                           145,800           1,579,014
TTM Technologies, Inc.(b)                                                                           187,200           2,120,976
                                                                                                                ---------------
                                                                                                                      3,699,990
                                                                                                                ---------------
FOOD RETAIL -- 1.0%
Pantry, Inc. (The)(b)                                                                                84,600           3,962,664

FOOTWEAR -- 1.6%
Wolverine World Wide, Inc.                                                                          211,900           6,043,388

GAS UTILITIES -- 0.7%
Laclede Group, Inc. (The)                                                                            77,500           2,714,825

HEALTH CARE DISTRIBUTORS -- 0.8%
Owens & Minor, Inc.                                                                                  98,750           3,087,913

HEALTH CARE FACILITIES -- 0.6%
MedCath Corp.(b)                                                                                     89,300           2,443,248

                       See Notes to Financial Statements.

                      PHOENIX INSIGHT SMALL-CAP VALUE FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
HEALTH CARE SERVICES -- 2.9%
AMN Healthcare Services, Inc.(b)                                                                    112,800     $     3,106,512
Apria Healthcare Group, Inc.(b)                                                                     118,000           3,144,700
inVentiv Health, Inc.(b)                                                                             85,510           3,022,778
Option Care, Inc.                                                                                   125,760           1,792,080
                                                                                                                ---------------
                                                                                                                     11,066,070
                                                                                                                ---------------
HEALTH CARE SUPPLIES -- 1.2%
West Pharmaceutical Services, Inc.                                                                   88,500           4,533,855

HEALTH CARE TECHNOLOGY -- 0.6%
Dendrite International, Inc.(b)                                                                     201,200           2,154,852

HOTELS, RESORTS & CRUISE LINES -- 0.4%
Interstate Hotels & Resorts, Inc.(b)                                                                212,100           1,582,266

HOUSEHOLD APPLIANCES -- 0.9%
Helen of Troy Ltd.(b)                                                                               146,000           3,541,960

HUMAN RESOURCES & EMPLOYMENT SERVICES -- 0.5%
Labor Ready, Inc.(b)                                                                                 96,700           1,772,511

HYPERMARKETS & SUPER CENTERS -- 0.8%
BJ's Wholesale Club, Inc.(b)                                                                         96,900           3,014,559

INDUSTRIAL CONGLOMERATES -- 0.6%
Tredegar Corp.                                                                                       96,100           2,172,821

INDUSTRIAL GASES -- 1.2%
Airgas, Inc.                                                                                        109,000           4,416,680

INDUSTRIAL MACHINERY -- 0.7%
Columbus McKinnon Corp.(b)                                                                          120,300           2,528,706

INTEGRATED TELECOMMUNICATION SERVICES -- 1.0%
CT Communications, Inc.                                                                              84,300           1,932,156
General Communication, Inc. Class A(b)                                                              118,000           1,856,140
                                                                                                                ---------------
                                                                                                                      3,788,296
                                                                                                                ---------------
INTERNET SOFTWARE & SERVICES -- 0.5%
RealNetworks, Inc.(b)                                                                               184,600           2,019,524

IT CONSULTING & OTHER SERVICES -- 1.4%
Ciber, Inc.(b)                                                                                      298,500           2,023,830
SYKES Enterprises, Inc.(b)                                                                          190,000           3,351,600
                                                                                                                ---------------
                                                                                                                      5,375,430
                                                                                                                ---------------
LEISURE PRODUCTS -- 1.5%
JAKKS Pacific, Inc.(b)                                                                               97,200           2,122,848
RC2 Corp.(b)                                                                                         85,500           3,762,000
                                                                                                                ---------------
                                                                                                                      5,884,848
                                                                                                                ---------------
MARINE -- 0.6%
Horizon Lines, Inc.                                                                                  91,100           2,456,056

METAL & GLASS CONTAINERS -- 0.4%
AEP Industries, Inc.(b)                                                                              26,900           1,434,039

MORTGAGE REITS -- 1.6%
American Home Mortgage Investment Corp.                                                              36,000           1,264,320

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
MORTGAGE REITS--CONTINUED
NorthStar Realty Finance Corp.                                                                      284,300     $     4,710,851
                                                                                                                ---------------
                                                                                                                      5,975,171
                                                                                                                ---------------
MULTI-LINE INSURANCE -- 0.9%
Horace Mann Educators Corp.                                                                         171,300           3,460,260

OFFICE REITS -- 1.5%
Parkway Properties, Inc.                                                                             36,700           1,872,067
Ps Business Parks, Inc.                                                                              51,900           3,669,849
                                                                                                                ---------------
                                                                                                                      5,541,916
                                                                                                                ---------------
OIL & GAS DRILLING -- 0.8%
Grey Wolf, Inc.(b)                                                                                  419,900           2,880,514

OIL & GAS EQUIPMENT & SERVICES -- 1.2%
Universal Compression Holdings, Inc.(b)                                                              74,800           4,645,828

OIL & GAS EXPLORATION & PRODUCTION -- 1.9%
Penn Virginia Corp.                                                                                  35,900           2,514,436
Swift Energy Co.(b)                                                                                 109,400           4,902,214
                                                                                                                ---------------
                                                                                                                      7,416,650
                                                                                                                ---------------
OIL & GAS REFINING & MARKETING -- 1.4%
Western Refining, Inc.                                                                              206,800           5,265,128

OIL & GAS STORAGE & TRANSPORTATION -- 0.9%
Overseas Shipholding Group, Inc.                                                                     62,950           3,544,085

PACKAGED FOODS & MEATS -- 1.8%
Chiquita Brands International, Inc.                                                                 175,400           2,801,138
Lancaster Colony Corp.                                                                               91,000           4,032,210
                                                                                                                ---------------
                                                                                                                      6,833,348
                                                                                                                ---------------
PAPER PACKAGING -- 1.4%
Rock-Tenn Co. Class A                                                                               195,600           5,302,716

PAPER PRODUCTS -- 0.6%
Buckeye Technologies, Inc.(b)                                                                       192,000           2,300,160

PROPERTY & CASUALTY INSURANCE -- 4.8%
American Physicians Capital, Inc.(b)                                                                 50,300           2,014,012
Bristol West Holdings, Inc.                                                                         109,600           1,734,968
FPIC Insurance Group, Inc.(b)                                                                        42,100           1,640,637
LandAmerica Financial Group, Inc.                                                                    79,400           5,010,934
RLI Corp.                                                                                            75,900           4,282,278
SeaBright Insurance Holdings(b)                                                                      88,000           1,584,880
United America Indemnity Ltd. Class A(b)                                                             78,800           1,996,004
                                                                                                                ---------------
                                                                                                                     18,263,713
                                                                                                                ---------------
PUBLISHING & PRINTING -- 0.7%
Journal Communications, Inc. Class A                                                                222,300           2,803,203

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.9%
Jones Lang LaSalle, Inc.                                                                             36,000           3,318,120

REGIONAL BANKS -- 8.7%
AMCORE Financial, Inc.                                                                               64,400           2,103,948
Central Pacific Financial Co.                                                                        70,400           2,728,704

                       See Notes to Financial Statements.

                      PHOENIX INSIGHT SMALL-CAP VALUE FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
REGIONAL BANKS--CONTINUED
Chemical Financial Corp.                                                                             57,900     $     1,928,070
Chittenden Corp.                                                                                    142,400           4,370,256
City Holding Co.                                                                                     44,900           1,835,961
Hanmi Financial Corp.                                                                               198,200           4,465,446
Independent Bank Corp.                                                                               56,675           1,433,311
Integra BankCorp.                                                                                    68,900           1,896,128
Irwin Financial Corp.                                                                                70,900           1,604,467
Nara Bancorp, Inc.                                                                                  181,350           3,793,842
Pacific Capital Bancorp                                                                              48,818           1,639,308
United Bankshares, Inc.                                                                              89,700           3,466,905
United Community Banks, Inc.                                                                         57,425           1,855,976
                                                                                                                ---------------
                                                                                                                     33,122,322
                                                                                                                ---------------
REINSURANCE -- 0.8%
Max Re Capital Ltd.                                                                                 130,000           3,226,600

RESTAURANTS -- 0.7%
CEC Entertainment, Inc.(b)                                                                           64,800           2,608,200

RETAIL REITS -- 0.7%
National Retail Properties, Inc.                                                                    124,500           2,857,275

SEMICONDUCTORS -- 0.6%
AMIS Holdings, Inc.(b)                                                                              215,600           2,278,892

SPECIALIZED REITS -- 5.0%
Ashford Hospitality Trust, Inc.                                                                     376,100           4,682,445
Entertainment Properties Trust                                                                      106,490           6,223,276
LTC Properties, Inc.                                                                                108,400           2,960,404
Nationwide Health Properties, Inc.                                                                  128,200           3,874,204
Winston Hotels, Inc.                                                                                114,600           1,518,450
                                                                                                                ---------------
                                                                                                                     19,258,779
                                                                                                                ---------------
SPECIALTY CHEMICALS -- 1.4%
OM Group, Inc.(b)                                                                                    68,400           3,097,152
Sensient Technologies Corp.                                                                          93,200           2,292,720
                                                                                                                ---------------
                                                                                                                      5,389,872
                                                                                                                ---------------
STEEL -- 1.3%
Chaparral Steel Co.                                                                                  52,800           2,337,456
Commercial Metals Co.                                                                               104,500           2,696,100
                                                                                                                ---------------
                                                                                                                      5,033,556
                                                                                                                ---------------
THRIFTS & MORTGAGE FINANCE -- 4.3%
Bankunited Financial Corp. Class A                                                                  124,500           3,481,020
Corus Bankshares, Inc.                                                                               79,410           1,831,989
Downey Financial Corp.                                                                               42,900           3,113,682
First Niagara Financial Group, Inc.                                                                 301,400           4,478,804
Flagstar Bancorp, Inc.                                                                              134,600           1,997,464
Ocwen Financial Corp.(b)                                                                             89,900           1,425,814
                                                                                                                ---------------
                                                                                                                     16,328,773
                                                                                                                ---------------
TRUCKING -- 2.1%
Dollar Thrifty Automotive Group, Inc.(b)                                                            144,485           6,589,961
Marten Transport Ltd.(b)                                                                             72,900           1,336,257
                                                                                                                ---------------
                                                                                                                      7,926,218
                                                                                                                ---------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $320,142,882)                                                                                   362,018,533
                                                                                                                ---------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
FOREIGN COMMON STOCKS(c) -- 3.8%
COMMUNICATIONS EQUIPMENT -- 0.6%
ECI Telecom Ltd. (Israel)(b)                                                                        276,000     $     2,390,160

COMPUTER STORAGE & PERIPHERALS -- 0.6%
Xyratex Ltd. (United States)(b)                                                                      98,300           2,121,314

ELECTRONIC MANUFACTURING SERVICES -- 0.9%
NAM TAI Electronics, Inc. (Hong Kong)                                                               211,200           3,208,128

PHARMACEUTICALS -- 0.4%
Aspreva Pharmaceuticals Corp. (Canada)(b)                                                            79,300           1,627,236

REGIONAL BANKS -- 0.3%
Renasant Corp. (United States)                                                                       41,300           1,265,019

REINSURANCE -- 1.0%
Platinum Underwriters Holdings Ltd.
   (United States)                                                                                  122,100           3,777,774
                                                                                                                ---------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $14,920,992)                                                                                     14,389,631
                                                                                                                ---------------
TOTAL LONG-TERM INVESTMENTS--98.7%
   (Identified Cost $335,063,874)                                                                                   376,408,164
                                                                                                                ---------------
SHORT-TERM INVESTMENTS -- 2.8%
MONEY MARKET MUTUAL FUNDS -- 2.8%
AIM Short-Term Investments Liquid Assets
   Portfolio (seven day effective
   yield 5.26%)                                                                                   7,910,997           7,910,997
Goldman Sachs Financial Square Money
   Market Portfolio (seven day effective
   yield 5.20%)                                                                                   2,923,832           2,923,832
                                                                                                                ---------------
                                                                                                                     10,834,829
                                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $10,834,829)                                                                                     10,834,829
                                                                                                                ---------------
TOTAL INVESTMENTS -- 101.5%
   (Identified cost $345,898,703)                                                                                   387,242,993(a)
OTHER ASSETS & LIABILITIES, NET -- (1.5%)                                                                            (5,687,707)
                                                                                                                ---------------
NET ASSETS -- 100.0%                                                                                            $   381,555,286
                                                                                                                ===============

----------
(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $51,441,129 and gross depreciation of $10,555,586 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $346,357,450.

(b) Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

                       See Notes to Financial Statements.

                            PHOENIX INSIGHT BOND FUND
                             SCHEDULE OF INVESTMENTS
                                  DECEMBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                      12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Federal Agency Securities (Short-Term)                                       29%
Agency Mortgage-Backed Securities                                            26
Domestic Corporate Bonds                                                     23
U.S. Government Securities                                                   17
Foreign Corporate Bonds                                                       4
Non-Agency Mortgage-Backed Securities                                         1

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)            VALUE
----------                                                                       ----------     -----------     ---------------
U.S. GOVERNMENT SECURITIES -- 22.2%
U.S. TREASURY BONDS -- 2.5%
U.S. Treasury Bonds(e)
     4.500%                                                                         2/15/36     $     4,795     $     4,559,748

U.S. TREASURY NOTES -- 19.7%
U.S. Treasury Note(e)
     4.375%                                                                         1/31/08          19,795          19,664,314
     4.000%                                                                        11/15/12          10,095           9,746,803
     4.750%                                                                         5/15/14           2,661           2,667,860
     4.500%                                                                        11/15/16           3,615           3,591,278
                                                                                                                ---------------
                                                                                                                     35,670,255
                                                                                                                ---------------
TOTAL U.S. GOVERNMENT SECURITIES
   (Identified cost $40,182,131)                                                                                     40,230,003
                                                                                                                ---------------
AGENCY MORTGAGE-BACKED SECURITIES -- 34.4%
FNMA TBA(f)
     5.500%                                                                         3/25/22          17,875          17,863,828
     5.500%                                                                          2/1/37          45,755          44,457,804
                                                                                                                ---------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $62,854,152)                                                                                     62,321,632
                                                                                                                ---------------
DOMESTIC CORPORATE BONDS -- 30.3%
ADVERTISING -- 0.3%
Affinion Group, Inc.
     10.125%                                                                       10/15/13             500             532,500

AEROSPACE & DEFENSE -- 1.2%
Armor Holdings, Inc.
     8.250%                                                                         8/15/13             250             261,250
DRS Technologies, Inc.
     6.625%                                                                          2/1/16             500             506,250
Esterline Technologies Corp.
     7.750%                                                                         6/15/13             250             256,250
L-3 Communications Corp.
     5.875%                                                                         1/15/15             500             485,000
United Technologies Corp.(e)
     4.875%                                                                          5/1/15             640             616,970
                                                                                                                ---------------
                                                                                                                      2,125,720
                                                                                                                ---------------
AUTOMOBILE MANUFACTURERS -- 0.2%
Daimlerchrysler NA Holding Corp.(e)
   5.750%                                                                            9/8/11             425             423,928

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)            VALUE
----------                                                                       ----------     -----------     ---------------
AUTOMOTIVE RETAIL -- 0.3%
Hertz Corp. 144A(b)
     8.875%                                                                          1/1/14     $       500     $       526,250

BIOTECHNOLOGY -- 0.4%
Amgen, Inc.(e)
     4.850%                                                                        11/18/14             730             706,806

BROADCASTING & CABLE TV -- 1.4%
Charter Communications Operating
   LLC/Charter Communications
   Operating Capital 144A(b)
     8.375%                                                                         4/30/14             500             524,375
Comcast Corp.(e)
     4.950%                                                                         6/15/16             460             430,330
     6.500%                                                                        11/15/35             460             463,249
Echostar DBS Corp.
     7.125%                                                                          2/1/16             500             502,500
Mediacom Broadband LLC
     8.500%                                                                        10/15/15             350             356,125
Sinclair Broadcasting Group, Inc.
     8.000%                                                                         3/15/12             190             197,125
                                                                                                                ---------------
                                                                                                                      2,473,704
                                                                                                                ---------------
BUILDING PRODUCTS -- 0.4%
Building Materials Corp.
   of America
     7.750%                                                                          8/1/14             250             227,500
Goodman Global Holdings, Inc.
     7.875%                                                                        12/15/12              80              79,000
Ply Gem Industries, Inc.
     9.000%                                                                         2/15/12             500             427,500
                                                                                                                ---------------
                                                                                                                        734,000
                                                                                                                ---------------
CASINOS & GAMING -- 1.1%
American Real Estate Partners
   LP/American Real Estate
   Finance Corp.
     7.125%                                                                         2/15/13             400             404,000
MGM Mirage, Inc.
     6.750%                                                                          9/1/12             500             495,000
OED Corp./Diamond Jo LLC
     8.750%                                                                         4/15/12             500             497,500
Station Casinos, Inc.
     7.750%                                                                         8/15/16             420             425,250

                       See Notes to Financial Statements.

                            PHOENIX INSIGHT BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)            VALUE
----------                                                                       ----------     -----------     ---------------
CASINOS & GAMING--CONTINUED
Wynn Las Vegas LLC/Wynn
   Las Vegas Capital Corp.
     6.625%                                                                         12/1/14     $       250     $       249,687
                                                                                                                ---------------
                                                                                                                      2,071,437
                                                                                                                ---------------
COAL & CONSUMABLE FUELS -- 0.6%
Arch Western Finance LLC
     6.750%                                                                          7/1/13             500             498,750
Peabody Energy Corp. Series B
     6.875%                                                                         3/15/13             500             515,000
                                                                                                                ---------------
                                                                                                                      1,013,750
                                                                                                                ---------------
COMMUNICATIONS EQUIPMENT -- 1.4%
Cisco Systems, Inc.(d)(e)
     5.451%                                                                         2/20/09           1,640           1,641,568
     5.500%                                                                         2/22/16             745             745,475
Dycom Industries, Inc.
     8.125%                                                                        10/15/15             165             171,600
                                                                                                                ---------------
                                                                                                                      2,558,643
                                                                                                                ---------------

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS -- 0.1%
Trinity Industries, Inc.
     6.500%                                                                         3/15/14             250             246,875

CONSUMER FINANCE -- 2.3%
American General Finance Corp. (e)
     5.400%                                                                         12/1/15             910             900,847
Capital One Financial Corp.(e)
     6.150%                                                                          9/1/16             470             486,080
Ford Motor Credit Co.
     8.625%                                                                         11/1/10             500             515,093
GMAC LLC
     6.750%                                                                         12/1/14             750             771,524
Residential Capital Corp.(e)
     6.375%                                                                         6/30/10           1,180           1,193,733
     6.875%                                                                         6/30/15             360             373,207
                                                                                                                ---------------
                                                                                                                      4,240,484
                                                                                                                ---------------
DATA PROCESSING & OUTSOURCED SERVICES -- 0.1%
Sungard Data Systems, Inc.
     9.125%                                                                         8/15/13             250             263,750

DIVERSIFIED BANKS -- 0.8%
HSBC Bank USA(e)
     5.875%                                                                         11/1/34             730             730,427
Wells Fargo & Co.(e)
     5.125%                                                                         9/15/16             655             640,040
                                                                                                                ---------------
                                                                                                                      1,370,467
                                                                                                                ---------------
DIVERSIFIED CAPITAL MARKETS -- 0.3%
UBS Preferred Funding Trust(d)(e)
     6.243%                                                                         5/15/49             455             471,147

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES -- 0.3%
FTI Consulting, Inc. 144A(b)
     7.750%                                                                         10/1/16             220             229,350
International Lease
   Finance Corp.(e)
     5.625%                                                                         9/20/13             240             241,753
                                                                                                                ---------------
                                                                                                                        471,103
                                                                                                                ---------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)            VALUE
----------                                                                       ----------     -----------     ---------------
ELECTRIC UTILITIES -- 0.3%
Reliant Energy, Inc.
     9.500%                                                                         7/15/13     $       500     $       538,750

FERTILIZERS & AGRICULTURAL CHEMICALS -- 0.1%
Mosaic Co. (The) 144A(b)
     7.625%                                                                         12/1/16             210             218,663

FOOD RETAIL -- 0.3%
Stater Brothers Holdings(d)
     8.890%                                                                         6/15/10             500             508,750

HEALTH CARE FACILITIES -- 0.4%
HCA, Inc. 144A(b)
     9.250%                                                                        11/15/16              85              91,269
US Oncology, Inc.
     10.750%                                                                        8/15/14             500             555,000
                                                                                                                ---------------
                                                                                                                        646,269
                                                                                                                ---------------
HEALTH CARE SERVICES -- 0.3%
Omnicare, Inc.
     6.875%                                                                        12/15/15             500             496,250

HOME FURNISHINGS -- 0.3%
Mohawk Industries, Inc.(e)
     6.125%                                                                         1/15/16             550             546,042

HOMEBUILDING -- 0.5%
Meritage Homes Corp.
     7.000%                                                                          5/1/14             510             504,900
Technical Olympic USA, Inc.
     9.000%                                                                          7/1/10             400             396,000
                                                                                                                ---------------
                                                                                                                        900,900
                                                                                                                ---------------
HOUSEWARES & SPECIALTIES -- 0.5%
Fortune Brands, Inc.(e)
     5.375%                                                                         1/15/16             950             900,799

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.1%
TXU Corp. Series P
     5.550%                                                                        11/15/14             250             238,585

INTEGRATED OIL & GAS -- 0.3%
ConocoPhillips Canada Funding Co.(e)
     5.625%                                                                        10/15/16             630             632,995

INTEGRATED TELECOMMUNICATION SERVICES -- 1.6%
BellSouth Corp.(d)(e)
     5.580%                                                                         8/15/08             410             410,239
Cincinnati Bell, Inc.
     7.250%                                                                         7/15/13             215             223,600
Cingular Wireless Services, Inc. (e)
     8.750%                                                                          3/1/31             230             298,900
Qwest Communications
   International, Inc. Series B
     7.500%                                                                         2/15/14             500             517,500
Qwest Corp.
     8.875%                                                                         3/15/12             500             559,375
Telcordia Technologies, Inc. 144A(b)
     10.000%                                                                        3/15/13             500             442,500
Verizon Global Funding Corp.(e)
     7.750%                                                                         12/1/30             420             492,650
                                                                                                                ---------------
                                                                                                                      2,944,764
                                                                                                                ---------------

                       See Notes to Financial Statements.

                            PHOENIX INSIGHT BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)            VALUE
----------                                                                       ----------     -----------     ---------------
INVESTMENT BANKING & BROKERAGE -- 0.8%
E*TRADE Financial Corp.
     7.375%                                                                         9/15/13     $       500     $       522,500
Goldman Sachs Group, Inc.(e)
     5.250%                                                                        10/15/13             460             456,606
Lehman Brothers Holdings, Inc.(e)
     5.500%                                                                          4/4/16             455             454,938
                                                                                                                ---------------
                                                                                                                      1,434,044
                                                                                                                ---------------
LIFE & HEALTH INSURANCE -- 1.0%
Metlife, Inc.(d)(e)
     6.400%                                                                        12/15/36             275             276,267
Protective Life Secured Trust
     4.000%                                                                          4/1/11           1,370           1,303,996
UnumProvident
   Finance Co. 144A (b)
     6.850%                                                                        11/15/15             310             322,841
                                                                                                                ---------------
                                                                                                                      1,903,104
                                                                                                                ---------------
MANAGED HEALTH CARE -- 0.4%
Coventry Health Care, Inc.
     6.125%                                                                         1/15/15             250             247,625
Wellpoint, Inc.(e)
     5.850%                                                                         1/15/36             580             563,439
                                                                                                                ---------------
                                                                                                                        811,064
                                                                                                                ---------------
METAL & GLASS CONTAINERS -- 0.5%
Owens-Brockway Glass
   Container, Inc.
     8.875%                                                                         2/15/09             879             903,172

MORTGAGE REITS -- 0.5%
iStar Financial, Inc. Series B(e)
     5.125%                                                                          4/1/11             935             915,678

MOVIES & ENTERTAINMENT -- 0.6%
Time Warner, Inc.(e)
     5.875%                                                                        11/15/16             205             204,483
     6.500%                                                                        11/15/36             195             194,088
WMG Holdings Corp.(d)
     0.000%                                                                        12/15/14             750             603,750
                                                                                                                ---------------
                                                                                                                      1,002,321
                                                                                                                ---------------
MULTI-LINE INSURANCE -- 0.9%
Genworth Financial, Inc.(d)(e)
     6.150%                                                                        11/15/49             285             284,599
Genworth Global Funding Trusts(e)
     5.125%                                                                         3/15/11             920             915,617
Loews Corp.(e)
     5.250%                                                                         3/15/16             460             448,187
                                                                                                                ---------------
                                                                                                                      1,648,403
                                                                                                                ---------------
MULTI-UTILITIES -- 0.4%
Consolidated Edison Co. of New York (e)
     5.850%                                                                         3/15/36             360             355,742
Mid-American Energy Co.(e)
     5.800%                                                                        10/15/36             460             451,953
                                                                                                                ---------------
                                                                                                                        807,695
                                                                                                                ---------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)            VALUE
----------                                                                       ----------     -----------     ---------------
OFFICE ELECTRONICS -- 0.2%
Xerox Corp.
     6.750%                                                                          2/1/17     $       280     $       294,000

OFFICE REITS -- 0.3%
Brandywine Operating Partners LP(e)
     6.000%                                                                          4/1/16             460             468,013
Duke Realty LP (e)
     5.625%                                                                         8/15/11             150             150,873
                                                                                                                ---------------
                                                                                                                        618,886
                                                                                                                ---------------
OIL & GAS EQUIPMENT & SERVICES -- 0.3%
GulfMark Offshore, Inc.
     7.750%                                                                         7/15/14             500             512,500

OIL & GAS EXPLORATION & PRODUCTION -- 0.4%
Chesapeake Energy Corp.
     6.625%                                                                         1/15/16             750             749,062

OIL & GAS STORAGE & TRANSPORTATION -- 1.2%
Atlas Pipeline Partners LP
     8.125%                                                                        12/15/15             250             258,125
Enbridge Energy Partners LP(e)
     5.875%                                                                        12/15/16             230             227,725
Ferrellgas Escrow LLC/Ferrellgas
   Finance Escrow Corp.
     6.750%                                                                          5/1/14             500             488,750
Holly Energy Partners LP
     6.250%                                                                          3/1/15             250             238,750
Kinder Morgan Energy Partners LP(e)
     7.300%                                                                         8/15/33             425             460,897
Pacific Energy Partners LP/Pacific
   Energy Finance Corp.
     6.250%                                                                         9/15/15             250             244,814
SemGroup LP 144A(b)
     8.750%                                                                        11/15/15             250             252,500
                                                                                                                ---------------
                                                                                                                      2,171,561
                                                                                                                ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES -- 1.5%
Bank of America(e)
     5.750%                                                                         8/15/16             715             729,748
Citigroup, Inc.(e)
     5.000%                                                                         9/15/14             550             537,018
General Electric Capital Corp.
     4.875%                                                                        10/21/10           1,390           1,375,376
                                                                                                                ---------------
                                                                                                                      2,642,142
                                                                                                                ---------------
PAPER PACKAGING -- 0.1%
Caraustar Industries, Inc.
     7.375%                                                                          6/1/09             150             145,875

PAPER PRODUCTS -- 0.3%
Exopac Holding Corp. 144A(b)
     11.250%                                                                         2/1/14             500             528,750

PHARMACEUTICALS -- 0.8%
Teva Pharmaceuticals Finance LLC(e)
     6.150%                                                                          2/1/36             550             534,394
Wyeth(e)
     5.500%                                                                         3/15/13             920             925,953
                                                                                                                ---------------
                                                                                                                      1,460,347
                                                                                                                ---------------

                       See Notes to Financial Statements.

                            PHOENIX INSIGHT BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)            VALUE
----------                                                                       ----------     -----------     ---------------
PRECIOUS METALS & MINERALS -- 0.2%
Vale Overseas Ltd.(e)
     6.250%                                                                         1/23/17     $       385     $       386,750

PROPERTY & CASUALTY INSURANCE -- 0.5%
CNA Financial Corp.(e)
     6.500%                                                                         8/15/16             865             902,330

PUBLISHING & PRINTING -- 0.3%
Primedia, Inc.
     8.875%                                                                         5/15/11             250             256,250
     8.000%                                                                         5/15/13             250             243,125
                                                                                                                ---------------
                                                                                                                        499,375
                                                                                                                ---------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.9%
Colonial Realty LP(e)
     6.050%                                                                          9/1/16             370             374,703
Realogy 144A(b)
     6.500%                                                                        10/15/16             555             568,242
WEA Finance LLC/WCI
   Finance LLC 144A(b)(e)
     5.700%                                                                         10/1/16             690             692,592
                                                                                                                ---------------
                                                                                                                      1,635,537
                                                                                                                ---------------
RESIDENTIAL REITS -- 0.7%
Archstone-Smith Trust(e)
     5.750%                                                                         3/15/16             550             557,084
AvalonBay Communities, Inc.(e)
     5.750%                                                                         9/15/16             265             268,460
ERP Operating LP(e)
     5.375%                                                                          8/1/16             475             470,036
                                                                                                                ---------------
                                                                                                                      1,295,580
                                                                                                                ---------------
RETAIL REITS -- 0.3%
Simon Property Group LP(e)
     5.600%                                                                          9/1/11             520             524,190

SEMICONDUCTORS -- 0.1%
Freescale Semiconductor 144A(b)
     8.875%                                                                        12/15/14             160             160,200

SPECIALIZED REITS -- 0.3%
Felcor Lodging LP 144A(b)(d)
     7.276%                                                                         12/1/11             150             151,500
Host Marriott LP Series O
     6.375%                                                                         3/15/15             250             247,813
Ventas Realty LP/Ventas Capital Corp.
     9.000%                                                                          5/1/12              70              79,450
                                                                                                                ---------------
                                                                                                                        478,763
                                                                                                                ---------------
STEEL -- 0.3%
Gibraltar Industries, Inc. Series B
     8.000%                                                                         12/1/15             500             495,625

TOBACCO -- 0.4%
Reynolds American, Inc.
     7.300%                                                                         7/15/15             750             782,208

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)            VALUE
----------                                                                       ----------     -----------     ---------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
Sprint Nextel Corp.(e)
     6.000%                                                                         12/1/16     $       285     $       277,769
                                                                                                                ---------------

TOTAL DOMESTIC CORPORATE BONDS
   (Identified cost $53,840,150)                                                                                     54,790,262
                                                                                                                ---------------

NON-AGENCY MORTGAGE-BACKED SECURITIES -- 2.2%
Countrywide Alternative
   Loan Trust(d)
     7.570%                                                                         9/20/46           4,056           3,921,971
DLJ Mortgage Acceptance
   Corp. 96-M, 1 144A(b)(d)(g)
     0.000%                                                                        11/28/11              18              14,894
                                                                                                                ---------------

TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $3,988,184)                                                                                       3,936,865
                                                                                                                ---------------

FOREIGN CORPORATE BONDS(c) -- 5.3%
BERMUDA -- 0.6%
Endurance Specialty Holdings Ltd.(e)
     6.150%                                                                        10/15/15             460             458,480
Intelsat Subsidiary Holding Co. Ltd.
     8.625%                                                                         1/15/15             500             522,500
                                                                                                                ---------------
                                                                                                                        980,980
                                                                                                                ---------------
CANADA -- 1.1%
Canadian Natural Resources(e)
     6.500%                                                                         2/15/37             580             581,858
Norampac, Inc.
     6.750%                                                                          6/1/13             200             195,500
Rogers Wireless, Inc.
     6.375%                                                                          3/1/14             500             508,750
Trans-Canada Pipelines Ltd.
     5.850%                                                                         3/15/36             465             454,770
Xstrata Finance Canada 144A(b)(e)
     5.800%                                                                        11/15/16             295             294,144
                                                                                                                ---------------
                                                                                                                      2,035,022
                                                                                                                ---------------
JAPAN -- 1.5%
MUFG Capital Finance 1 Ltd.(d)
     6.346%                                                                         7/29/49             925             940,442
Resona Bank Ltd. 144A(b)(d)
     5.850%                                                                         9/29/49             640             626,035
Shinsei Finance Cayman Ltd. 144A(b)(d)(e)
     6.418%                                                                         1/29/49             640             639,261
SMFG Preferred Capital 144A(b)(d)(e)
     6.078%                                                                         1/29/49             555             550,455
                                                                                                                ---------------
                                                                                                                      2,756,193
                                                                                                                ---------------
NETHERLANDS -- 0.7%
ING Groep N.V.(d)(e)
     5.775%                                                                        12/29/49             910             900,469
Shell International Finance Corp.(e)
     5.625%                                                                         6/27/11             325             331,567
                                                                                                                ---------------
                                                                                                                      1,232,036
                                                                                                                ---------------
SPAIN -- 0.4%
Santander Issuances 144A(b)(e)
     5.911%                                                                         6/20/16             675             692,075

                       See Notes to Financial Statements.

                            PHOENIX INSIGHT BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)            VALUE
----------                                                                       ----------     -----------     ---------------
SWITZERLAND 0.3% -- 0.3%
Swiss RE Capital I LP 144A(b)(d)(e)
     6.854%                                                                         5/29/49     $       600     $       629,459

UNITED KINGDOM -- 0.7%
BSKYB Finance UK plc 144A(b)(e)
     6.500%                                                                        10/15/35             460             454,923
HBOS plc 144A(b)(d)
     6.413%                                                                         10/1/35             490             488,296
Lloyds TSB Group plc 144A(b)(d)(e)
     6.267%                                                                        12/31/49             350             349,986
                                                                                                                ---------------
                                                                                                                      1,293,205
                                                                                                                ---------------
TOTAL FOREIGN CORPORATE BONDS
   (Identified cost $ 9,369,448)                                                                                      9,618,970
                                                                                                                ---------------

CONVERTIBLE PREFERRED STOCKS -- 0.3%
OTHER DIVERSIFIED FINANCIAL SERVICES -- 0.3%
Bank of America Corp.
     0.025%                                                                                              21             513,970
                                                                                                                ---------------
TOTAL CONVERTIBLE PREFERRED STOCK
   (Identified Cost $515,000)                                                                                           513,970
                                                                                                                ---------------
TOTAL LONG-TERM INVESTMENTS--94.7%
   (Identified Cost $170,749,065)                                                                                   171,411,703
                                                                                                                ---------------
SHORT-TERM INVESTMENTS -- 38.9%
FEDERAL AGENCY SECURITIES(h) -- 38.9%
FFCB
     5.140%                                                                          2/6/07           9,000           8,953,740
FHLB
     4.850%                                                                          1/4/07          21,100          21,091,472
     5.150%                                                                         1/24/07          10,000           9,965,543
FNMA
     5.140%                                                                         1/17/07           1,000             997,712
International Bank for
   Reconstruction and
   Development (World Bank)
     5.110%                                                                         2/12/07          29,700          29,520,128
                                                                                                                ---------------
                                                                                                                     70,528,595
                                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $70,532,960)                                                                                     70,528,595
                                                                                                                ---------------
TOTAL INVESTMENTS -- 133.6%
   (Identified cost $241,282,025)                                                                                   241,940,298(a)

OTHER ASSETS & LIABILITIES, NET -- (33.6%)                                                                          (60,845,429)
                                                                                                                ---------------
NET ASSETS -- 100.0%                                                                                            $   181,094,869
                                                                                                                ===============

----------
(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,518,225 and gross depreciation of $882,042 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $241,304,115.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to a value of $9,448,560 or 5.2% of net assets.

(c) A corporate bond is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(d) Variable or step coupon security, interest rate shown reflects the rate currently in effect.

(e) All or a portion segregated as collateral for a when issued security.

(f) This security is a when issued security.

(g) Illiquid and restricted. At December 31, 2006, these securities amounted to a value of $14,894 or 0% of net assets. For acquisition information, see
    Note 10"Illiquid and Restricted Securities" in the Notes to Financial Statements.

(h) The rate shown is the discount rate.

                       See Notes to Financial Statements.

                      PHOENIX INSIGHT HIGH YIELD BOND FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS                                                      12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Domestic Corporate Bonds                                                     82%
Foreign Corporate Bonds                                                      11
Loan Agreements                                                               1
Other                                                                         6

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
DOMESTIC CORPORATE BONDS -- 81.7%
ADVERTISING -- 1.5%
Affinion Group, Inc.
     10.125%                                                                       10/15/13     $       620     $       660,300
     11.500%                                                                       10/15/15             410             435,625
                                                                                                                ---------------
                                                                                                                      1,095,925
                                                                                                                ---------------
AEROSPACE & DEFENSE -- 2.5%
Armor Holdings, Inc.
     8.250%                                                                         8/15/13             450             470,250
DRS Technologies, Inc.
     6.625%                                                                          2/1/16             250             253,125
     7.625%                                                                          2/1/18              74              76,590
Esterline Technologies Corp.
     7.750%                                                                         6/15/13             250             256,250
L-3 Communications Corp.
     5.875%                                                                         1/15/15             800             776,000
                                                                                                                ---------------
                                                                                                                      1,832,215
                                                                                                                ---------------
ALUMINUM -- 0.4%
Aleris International, Inc. 144A(b)
     9.000%                                                                        12/15/14             275             277,750

APPAREL, ACCESSORIES & LUXURY GOODS -- 0.1%
Hanesbrands, Inc. 144A(b)(d)
     8.735%                                                                        12/15/14              90              92,025

AUTOMOTIVE RETAIL -- 0.8%
Hertz Corp. 144A(b)
     8.875%                                                                          1/1/14             500             526,250
     10.500%                                                                         1/1/16              90              99,450
                                                                                                                ---------------
                                                                                                                        625,700
                                                                                                                ---------------
BROADCASTING & CABLE TV -- 5.6%
Charter Communications Holdings II
   LLC/Charter Communications
   Holdings II Capital Corp.
     10.250%                                                                        9/15/10             500             525,625
Charter Communications Operating
   LLC/Charter Communications
   Operating Capital 144A(b)
     8.375%                                                                         4/30/14             750             786,563
Echostar DBS Corp.
     6.625%                                                                         10/1/14             750             733,125
     7.125%                                                                          2/1/16             500             502,500
Intelsat Corp. 144A(b)
     9.000%                                                                         6/15/16             340             361,675

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
BROADCASTING & CABLE TV--CONTINUED
Mediacom Broadband LLC
     8.500%                                                                        10/15/15     $     1,000     $     1,017,500
United Artists Theatre Series 95-A
     9.300%                                                                          7/1/15             228             229,885
                                                                                                                ---------------
                                                                                                                      4,156,873
                                                                                                                ---------------
BUILDING PRODUCTS -- 3.3%
Building Materials Corp.
   of America
     7.750%                                                                          8/1/14           1,230           1,119,300
Goodman Global Holdings, Inc.
     7.875%                                                                        12/15/12              85              83,937
Goodman Global Holdings, Inc.
   Series B(d)
     8.329%                                                                         6/15/12             400             406,000
Ply Gem Industries, Inc.
     9.000%                                                                         2/15/12           1,000             855,000
                                                                                                                ---------------
                                                                                                                      2,464,237
                                                                                                                ---------------
CASINOS & GAMING -- 5.6%
American Real Estate Partners
   LP/American Real Estate
   Finance Corp.
     7.125%                                                                         2/15/13             105             106,050
American Real Estate Partners
   LP/American Real Estate
   Finance Corp.(d)
     8.125%                                                                          6/1/12             700             726,250
Caesars Entertainment
     8.125%                                                                         5/15/11             300             315,375
MGM Mirage, Inc.
     6.750%                                                                          4/1/13             625             614,062
OED Corp./Diamond Jo LLC
     8.750%                                                                         4/15/12           1,500           1,492,500
Seminole Tribe of Florida 144A (b)
     5.798%                                                                         10/1/13             250             246,511
     6.535%                                                                         10/1/20             250             244,775
Station Casinos, Inc.
     6.625%                                                                         3/15/18             445             383,813
                                                                                                                ---------------
                                                                                                                      4,129,336
                                                                                                                ---------------
CATALOG RETAIL -- 0.8%
Harry & David Holdings, Inc.
     9.000%                                                                          3/1/13             570             558,885

                       See Notes to Financial Statements.

                      PHOENIX INSIGHT HIGH YIELD BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
COAL & CONSUMABLE FUELS -- 0.7%
Arch Western Finance LLC
     6.750%                                                                          7/1/13     $       515     $       513,713

COMMODITY CHEMICALS -- 0.5%
Lyondell Chemical Co.
     8.000%                                                                         9/15/14              85              88,613
     8.250%                                                                         9/15/16             280             295,400
                                                                                                                ---------------
                                                                                                                        384,013
                                                                                                                ---------------
COMMUNICATIONS EQUIPMENT -- 1.2%
Dycom Industries, Inc.
     8.125%                                                                        10/15/15             852             886,080

CONSTRUCTION MATERIALS -- 0.3%
Momentive Performance
   Materials, Inc. 144A(b)
     9.750%                                                                         12/1/14             220             221,100

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS -- 0.4%
Trinity Industries, Inc.
     6.500%                                                                         3/15/14             325             320,938

CONSUMER FINANCE -- 5.6%
Ford Motor Credit Co.
     7.000%                                                                         10/1/13           1,000             954,981
     8.000%                                                                        12/15/16             265             262,302
GMAC LLC
     6.150%                                                                          4/5/07             750             750,070
     6.750%                                                                         12/1/14           1,250           1,285,874
Residential Capital Corp.
     6.875%                                                                         6/30/15             860             891,550
                                                                                                                ---------------
                                                                                                                      4,144,777
                                                                                                                ---------------
DATA PROCESSING & OUTSOURCED SERVICES -- 1.8%
Sungard Data Systems, Inc.
     9.125%                                                                         8/15/13             500             527,500
     10.250%                                                                        8/15/15             750             804,375
                                                                                                                ---------------
                                                                                                                      1,331,875
                                                                                                                ---------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES -- 1.1%
FTI Consulting, Inc. 144A(b)
     7.750%                                                                         10/1/16             305             317,963
West Corp. 144A(b)
     9.500%                                                                        10/15/14             490             492,450
                                                                                                                ---------------
                                                                                                                        810,413
                                                                                                                ---------------
ELECTRIC UTILITIES -- 2.2%
Reliant Energy, Inc.
     9.500%                                                                         7/15/13             500             538,750
     6.750%                                                                        12/15/14           1,145           1,124,962
                                                                                                                ---------------
                                                                                                                      1,663,712
                                                                                                                ---------------
FERTILIZERS & AGRICULTURAL CHEMICALS -- 1.7%
Mosaic Co. (The) 144A(b)
     7.375%                                                                         12/1/14              90              92,813
     7.625%                                                                         12/1/16              90              93,712
Terra Capital, Inc.
     12.875%                                                                       10/15/08              55              61,600
Tronox Worldwide LLC/Tronox
   Finance Corp.
     9.500%                                                                         12/1/12             925             978,187
                                                                                                                ---------------
                                                                                                                      1,226,312
                                                                                                                ---------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
FOOD RETAIL -- 1.7%
Stater Brothers Holdings(d)
     8.860%                                                                         6/15/10     $       565     $       574,887
     8.125%                                                                         6/15/12             695             708,900
                                                                                                                ---------------
                                                                                                                      1,283,787
                                                                                                                ---------------
HEALTH CARE FACILITIES -- 1.8%
HCA, Inc. 144A(b)
     9.250%                                                                        11/15/16             435             467,081
US Oncology Holdings, Inc.(d)
     10.320%                                                                        3/15/15             170             175,525
US Oncology, Inc.
     9.000%                                                                         8/15/12             165             174,900
     10.750%                                                                        8/15/14             500             555,000
                                                                                                                ---------------
                                                                                                                      1,372,506
                                                                                                                ---------------
HEALTH CARE SERVICES -- 0.9%
Omnicare, Inc.
     6.875%                                                                        12/15/15             700             694,750

HOMEBUILDING -- 1.8%
Meritage Homes Corp.
     7.000%                                                                          5/1/14           1,160           1,148,400
Technical Olympic USA, Inc.
     9.000%                                                                          7/1/10              70              69,300
Technical Olympic USA, Inc. 144A(b)
     8.250%                                                                          4/1/11             145             142,100
                                                                                                                ---------------
                                                                                                                      1,359,800
                                                                                                                ---------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 1.7%
Calpine Corp. 144A(b)(f)
     8.750%                                                                         7/15/13           1,000           1,077,500
TXU Corp. Series P
     5.550%                                                                        11/15/14             200             190,868
                                                                                                                ---------------
                                                                                                                      1,268,368
                                                                                                                ---------------
INTEGRATED TELECOMMUNICATION SERVICES -- 5.8%
Hughes Network Systems, Inc.
     9.500%                                                                         4/15/14             990           1,038,262
Qwest Communications
   International, Inc.
     7.500%                                                                         2/15/14           2,000           2,070,000
Telcordia Technologies, Inc. 144A(b)
     10.000%                                                                        3/15/13           1,000             885,000
Windstream Corp. 144A(b)
     8.125%                                                                          8/1/13             205             222,938
     8.625%                                                                          8/1/16             100             110,000
                                                                                                                ---------------
                                                                                                                      4,326,200
                                                                                                                ---------------
INVESTMENT BANKING & BROKERAGE -- 0.6%
BCP Crystal US Holdings Corp.
     9.625%                                                                         6/15/14             182             202,020
E*TRADE Financial Corp.
     7.375%                                                                         9/15/13             250             261,250
                                                                                                                ---------------
                                                                                                                        463,270
                                                                                                                ---------------
LIFE & HEALTH INSURANCE -- 0.8%
UnumProvident Finance Co. 144A(b)
     6.850%                                                                        11/15/15             560             583,196

                       See Notes to Financial Statements.

                      PHOENIX INSIGHT HIGH YIELD BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
METAL & GLASS CONTAINERS -- 2.2%
AEP Industries, Inc.
     7.875%                                                                         3/15/13     $       885     $       898,275
Owens-Brockway Glass
   Container, Inc.
     8.875%                                                                         2/15/09             737             757,267
                                                                                                                ---------------
                                                                                                                      1,655,542
                                                                                                                ---------------
MOVIES & ENTERTAINMENT -- 1.2%
WMG Holdings Corp.(d)
     0.000%                                                                        12/15/14           1,100             885,500

OFFICE ELECTRONICS -- 0.7%
Xerox Corp.
     6.750%                                                                          2/1/17             495             519,750

OIL & GAS EQUIPMENT & SERVICES -- 0.6%
Complete Product, Inc. 144A(b)
     8.000%                                                                        12/15/16             185             190,550
GulfMark Offshore, Inc.
     7.750%                                                                         7/15/14             275             281,875
                                                                                                                ---------------
                                                                                                                        472,425
                                                                                                                ---------------
OIL & GAS EXPLORATION & PRODUCTION -- 1.3%
Chesapeake Energy Corp.
     6.625%                                                                         1/15/16           1,000             998,750

OIL & GAS REFINING & MARKETING -- 1.5%
Giant Industries, Inc.
     8.000%                                                                         5/15/14           1,050           1,140,563

OIL & GAS STORAGE & TRANSPORTATION -- 2.9%
Atlas Pipeline Partners LP
     8.125%                                                                        12/15/15             250             258,125
Ferrellgas Escrow LLC/Ferrellgas
   Finance Escrow Corp.
     6.750%                                                                          5/1/14             435             425,213
Holly Energy Partners LP
     6.250%                                                                          3/1/15             500             477,500
Pacific Energy Partners LP/Pacific
   Energy Finance Corp.
     7.125%                                                                         6/15/14             140             143,830
     6.250%                                                                         9/15/15             250             244,814
SemGroup LP 144A(b)
     8.750%                                                                        11/15/15             625             631,250
                                                                                                                ---------------
                                                                                                                      2,180,732
                                                                                                                ---------------
PACKAGED FOODS & MEATS -- 0.7%
Pilgrim's Pride Corp.
     9.625%                                                                         9/15/11             500             525,000

PAPER PACKAGING -- 1.9%
Caraustar Industries, Inc.
     7.375%                                                                          6/1/09           1,450           1,410,125

PAPER PRODUCTS -- 2.6%
Exopac Holding Corp. 144A(b)
     11.250%                                                                         2/1/14           1,050           1,110,375
Georgia-Pacific Corp. 144A(b)
     7.000%                                                                         1/15/15             280             280,700
     7.125%                                                                         1/15/17              95              95,237

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
PAPER PRODUCTS--CONTINUED
Verso Paper Holdings,
   Inc. LLC 144A(b)(d)
     9.125%                                                                          8/1/14     $       410     $       418,200
                                                                                                                ---------------
                                                                                                                      1,904,512
                                                                                                                ---------------
PRECIOUS METALS & MINERALS -- 0.6%
PNA Group, Inc. 144A(b)
     10.750%                                                                         9/1/16             422             438,353

PUBLISHING & PRINTING -- 2.7%
Donnelley (R.H.) Corp. Series A-1
     6.875%                                                                         1/15/13              95              91,556
Donnelley (R.H.) Corp. Series A-2
     6.875%                                                                         1/15/13             190             183,113
Idearc, Inc. 144A(b)
     8.000%                                                                        11/15/16             450             459,000
Primedia, Inc.
     8.875%                                                                         5/15/11             780             799,500
     8.000%                                                                         5/15/13             500             486,250
                                                                                                                ---------------
                                                                                                                      2,019,419
                                                                                                                ---------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.2%
Realogy 144A(b)
     6.500%                                                                        10/15/16             900             921,473

SEMICONDUCTORS -- 1.1%
Freescale Semiconductor 144A(b)
     8.875%                                                                        12/15/14             655             655,819
Freescale Semiconductor 144A(b)
     10.125%                                                                       12/15/16             180             181,125
                                                                                                                ---------------
                                                                                                                        836,944
                                                                                                                ---------------
SPECIALIZED REITS -- 1.8%
Felcor Lodging LP
     8.500%                                                                          6/1/11             600             642,000
Ventas Realty LP/Ventas Capital Corp.
     6.750%                                                                          4/1/17             700             726,250
                                                                                                                ---------------
                                                                                                                      1,368,250
                                                                                                                ---------------
SPECIALIZED REITS -- 0.7%
Host Hotels & Resorts LP 144A(b)
     6.875%                                                                         11/1/14             130             132,275
Ventas Realty LP/Ventas Capital Corp.
     9.000%                                                                          5/1/12             330             374,550
                                                                                                                ---------------
                                                                                                                        506,825
                                                                                                                ---------------
STEEL -- 1.5%
Gibraltar Industries, Inc. Series B
     8.000%                                                                         12/1/15           1,125           1,115,156

THRIFTS & MORTGAGE FINANCE -- 0.4%
Sovereign Capital Trust VI
     7.908%                                                                         6/13/36             280             307,300

TIRES & RUBBER -- 1.2%
Goodyear Tire & Rubber Co.
     9.000%                                                                          7/1/15             805             847,263
Goodyear Tire & Rubber Co. 144A(b)
     8.625%                                                                         12/1/11              30              31,125
                                                                                                                ---------------
                                                                                                                        878,388
                                                                                                                ---------------

                       See Notes to Financial Statements.

                      PHOENIX INSIGHT HIGH YIELD BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
TOBACCO -- 1.1%
Reynolds American, Inc.
     7.300%                                                                         7/15/15     $       750     $       782,208

TRADING COMPANIES & DISTRIBUTORS -- 1.0%
Ashtead Capital, Inc. 144A(b)
     9.000%                                                                         8/15/16             260             279,500
H&E Equipment Services
     8.375%                                                                         7/15/16             405             426,263
                                                                                                                ---------------
                                                                                                                        705,763
                                                                                                                ---------------
TRUCKING -- 1.6%
Avis Budget Car Rental LLC 144A(b)
     7.750%                                                                         5/15/16           1,250           1,209,375
                                                                                                                ---------------
TOTAL DOMESTIC CORPORATE BONDS
   (Identified cost $59,665,170)                                                                                     60,870,109
                                                                                                                ---------------
FOREIGN CORPORATE BONDS(c) -- 10.5%
BERMUDA -- 2.0%
Intelsat Bermuda Ltd. 144A(b)
     9.250%                                                                         6/15/16             155             167,400
Intelsat Subsidiary Holding Co. Ltd.
     8.625%                                                                         1/15/15           1,250           1,306,250
                                                                                                                ---------------
                                                                                                                      1,473,650
                                                                                                                ---------------
CANADA -- 6.6%
Cascades, Inc.
     7.250%                                                                         2/15/13           1,065           1,067,662
CHC Helicopter Corp.
     7.375%                                                                          5/1/14             275             266,406
Domtar, Inc.
     7.125%                                                                         8/15/15             670             659,950
Jean Coutu Group (PJC), Inc.
     7.625%                                                                          8/1/12             290             306,675
Norampac, Inc.
     6.750%                                                                          6/1/13             535             522,963
North American Energy
   Partners, Inc.
     8.750%                                                                         12/1/11             750             757,500
NXP BV Series 144A(b)
     9.500%                                                                        10/15/15             175             180,250
NXP BV/NXP Funding LLC 144A(b)
     7.875%                                                                        10/15/14             285             296,044
Opti Canada, Inc. 144A(b)
     8.250%                                                                        12/15/14              90              92,925
Stratos Global Corp.
     9.875%                                                                         2/15/13             835             809,950
                                                                                                                ---------------
                                                                                                                      4,960,325
                                                                                                                ---------------
UNITED KINGDOM -- 1.9%
Ineos Group Holdings plc 144A(b)
     8.500%                                                                         2/15/16             750             720,000
NTL Cable plc
     9.125%                                                                         8/15/16             648             687,159
                                                                                                                ---------------
                                                                                                                      1,407,159
                                                                                                                ---------------
TOTAL FOREIGN CORPORATE BONDS
   (Identified cost $7,671,707)                                                                                       7,841,134
                                                                                                                ---------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
LOAN AGREEMENTS -- 1.4%
ADVERTISING -- 1.4%
Rental Services Corp. Tranche 2
     5.350%(d)                                                                       1/2/17     $     1,000     $     1,011,250
                                                                                                                ---------------
TOTAL LOAN AGREEMENTS
   (Identified cost $1,000,000)                                                                                       1,011,250
                                                                                                                ---------------
TOTAL LONG-TERM INVESTMENTS--93.6%
   (Identified cost $68,336,877)                                                                                     69,722,493
                                                                                                                ---------------
SHORT-TERM INVESTMENTS -- 6.6%
FEDERAL AGENCY SECURITIES(e) -- 6.6%
FHLB
     4.85%                                                                           1/4/07           4,900           4,898,087
                                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $4,898,087)                                                                                       4,898,087
                                                                                                                ---------------
TOTAL INVESTMENTS -- 100.2%
   (Identified cost $73,234,964)                                                                                     74,620,580(a)
OTHER ASSETS & LIABILITIES, NET -- (0.2%)                                                                              (141,710)
                                                                                                                ---------------
NET ASSETS -- 100.0%                                                                                            $    74,478,870
                                                                                                                ===============

----------
(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,820,586 and gross depreciation of $491,999 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $73,291,993.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to a value of $15,831,828 or 21.3% of net assets.

(c) A corporate bond is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(d) Variable or step coupon security, interest rate shown reflects the rate currently in effect.

(e) The interest rate shown is the discount rate.

(f) Security in default.

                       See Notes to Financial Statements.

                PHOENIX INSIGHT INTERMEDIATE GOVERNMENT BOND FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                      12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Agency Mortgage-Backed Securities                                            32%
Agency Non-Mortgage-Backed Securities                                        28
U.S. Government Securities                                                   23
Asset-Backed Securities                                                       5
Non-Agency Mortgage-Backed Securities                                         1
Other                                                                        11

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
U.S. GOVERNMENT SECURITIES -- 23.5%
U.S. TREASURY BONDS -- 5.3%
U.S. Treasury Bond
     7.250%                                                                         5/15/16     $       995     $     1,182,767
     8.750%                                                                         8/15/20             155             214,288
                                                                                                                ---------------
                                                                                                                      1,397,055
                                                                                                                ---------------
U.S. TREASURY NOTES -- 18.2%
U.S. Treasury Note
     4.375%                                                                        11/15/08             860             853,080
     3.500%                                                                         8/15/09           1,000             969,766
     3.875%                                                                         7/15/10             500             486,758
     3.875%                                                                         2/15/13             500             478,535
     4.250%                                                                         8/15/15           2,020           1,954,665
                                                                                                                ---------------
                                                                                                                      4,742,804
                                                                                                                ---------------
TOTAL U.S. GOVERNMENT SECURITIES
   (Identified cost $6,158,649)                                                                                       6,139,859
                                                                                                                ---------------
AGENCY MORTGAGE-BACKED SECURITIES -- 32.5%
FHLMC 202 (Interest Only)
     0.000%                                                                          4/1/29             113              24,716
FNMA
     11.000%                                                                        12/1/15              97              99,569
     6.500%                                                                          5/1/36             508             517,562
FNMA 01-T2 A
     5.780%                                                                        11/25/10           1,466           1,481,865
FNMA 02-T3, OE
     5.000%                                                                        11/25/17           1,200           1,166,164
FNMA 02-T3 B
     5.763%                                                                        12/25/11           2,000           2,065,134
FNMA 97-20 (Interest Only)(b)
     1.840%                                                                         3/25/27             937              53,283
GNMA
     9.000%                                                                         8/15/09             120             122,134
     9.000%                                                                         5/15/16               1                 865
     9.000%                                                                         7/15/17              11              12,020
     8.000%                                                                         3/15/23              11              12,014
     7.000%                                                                         8/15/23             109             112,676
     8.000%                                                                        11/15/26             105             110,849
GNMA 04-45 A
     4.020%                                                                        12/16/21             894             872,450
GNMA (Interest Only)(b)
     5.125%                                                                        10/20/25              10               9,702
GNMA 02-28 A
     4.776%                                                                         2/16/18             155             155,482

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
GNMA 02-53 B
     5.552%                                                                         5/16/26     $       108     $       108,262
GNMA 03-5 A
     3.202%                                                                         1/16/19             943             925,429
GNMA 05-9 A
     4.026%                                                                         5/16/22             261             255,156
GNMA 06-63 A
     4.255%                                                                         2/16/32             389             379,514
                                                                                                                ---------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $8,811,266)                                                                                       8,484,846
                                                                                                                ---------------
AGENCY NON-MORTGAGE-BACKED SECURITIES -- 28.4%
AID-Israel
     5.500%                                                                         9/18/23           1,500           1,560,267
AID-Peru
     9.980%                                                                          8/1/08             680             696,429
FHLB
     5.500%                                                                         7/15/36             480             500,858
FNMA
     5.250%                                                                         4/15/07             750             750,153
     4.625%                                                                        12/15/09             550             544,967
     6.250%                                                                          2/1/11             750             781,603
     6.000%                                                                         5/15/11           1,000           1,041,233
Rowan Cos., Inc.
     6.150%                                                                          7/1/10           1,467           1,488,330
SBA
     6.950%                                                                          5/1/07              32              31,862
                                                                                                                ---------------
TOTAL AGENCY NON-MORTGAGE-BACKED SECURITIES
   (Identified cost $7,239,073)                                                                                       7,395,702
                                                                                                                ---------------
ASSET-BACKED SECURITIES -- 5.4%
AEP Central Transition
   Funding 06-A, A5
     5.306%                                                                          7/1/20             250             248,326
Citibank Credit Card
   Issuance Trust 06-A5
     5.300%                                                                         5/20/11             210             211,085
Contimortgage Home Equity
   Loan Trust 97-4, A7
     6.630%                                                                         9/15/16              93              92,492
MBNA Credit Card Master
   Note Trust 05-A7
     4.300%                                                                         2/15/11             480             473,708

                       See Notes to Financial Statements.

                PHOENIX INSIGHT INTERMEDIATE GOVERNMENT BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
ASSET-BACKED SECURITIES--CONTINUED
World Omni Auto Receivables
   Trust 06-B, A3
     5.150%                                                                        11/15/10     $       380     $       380,226
                                                                                                                ---------------
TOTAL ASSET-BACKED SECURITIES
   (Identified cost $1,415,087)                                                                                       1,405,837
                                                                                                                ---------------
NON-AGENCY MORTGAGE-BACKED SECURITIES -- 0.2%
Structured Asset Securities
   Corp. 98-RF3, A
   (Interest Only) 144A(d)
     6.100%                                                                         6/15/28             651              58,765
                                                                                                                ---------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $132,463)                                                                                            58,765
                                                                                                                ---------------

TOTAL LONG-TERM INVESTMENTS--90.0%
   (Identified Cost $23,756,538)                                                                                     23,485,009
                                                                                                                ---------------
SHORT-TERM INVESTMENTS -- 10.6%
FEDERAL AGENCY SECURITIES(c) -- 6.9%
FHLB
     5.210%                                                                         1/19/07             450             448,828
FHLMC
     5.210%                                                                         1/23/07             550             548,249
FNMA
     5.170%                                                                          1/5/07             800             799,540
                                                                                                                ---------------
                                                                                                                      1,796,617
                                                                                                                ---------------

                                                                                                  SHARES
                                                                                                -----------
MONEY MARKET MUTUAL FUNDS -- 3.7%
Goldman Sachs Financial Square
   Treasury Obligation Portfolio
   (seven-day effective yield 5.09%)                                                                955,788             955,788
JPMorgan Prime Money Market Fund
   (seven day effective yield 5.18%)                                                                    856                 856
                                                                                                                ---------------
                                                                                                                        956,644
                                                                                                                ---------------

                                                                                                                     VALUE
                                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $2,753,261)                                                                                 $     2,753,261
                                                                                                                ---------------
TOTAL INVESTMENTS -- 100.6%
   (Identified cost $26,509,799)                                                                                     26,238,270(a)

OTHER ASSETS & LIABILITIES, NET -- (0.6%)                                                                              (150,098)
                                                                                                                ---------------
NET ASSETS -- 100.0%                                                                                            $    26,088,172
                                                                                                                ===============

----------
(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $253,039 and gross depreciation of $527,045 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $26,512,276.

(b) Variable or step coupon security, interest rate shown reflects the rate currently in effect.

(c) The rate shown is the discount rate.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, this security amounted to a value of $58,765 or 0.2% of net assets.

                       See Notes to Financial Statements.

               PHOENIX INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATE WEIGHTINGS                                                       12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

   [THE FOLLOWING TABLE WAS REPRESENTED BY PIE CHART IN THE PRINTED MATERIAL.]

Illinois                                                                     16%
Ohio                                                                         11
Alabama                                                                       8
New York                                                                      8
Massachusetts                                                                 7
Michigan                                                                      6
Texas                                                                         5
Other                                                                        39

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
MUNICIPAL TAX-EXEMPT BONDS(d) -- 98.7%
ALABAMA -- 8.1%
Alabama Drinking Water Finance
   Authority Series A
   (AMBAC Insured)
     5.000%                                                                         8/15/14     $     2,875     $     3,032,492
Jefferson County Limited
   Obligation Series A
     5.500%                                                                          1/1/21           2,415           2,626,361
Jefferson County Limited
   Obligation Series A
     5.250%                                                                          1/1/17           6,000           6,476,280
Marshall County Health Care
   Authority Series A
     6.250%                                                                          1/1/22             770             849,595
Mobile Water & Sewer
   Commissioners (MBIA Insured)
     5.000%                                                                          1/1/25           4,720           5,044,075
                                                                                                                ---------------
                                                                                                                     18,028,803
                                                                                                                ---------------
ALASKA -- 0.5%
State of Alaska (CIFG Insured)
     5.000%                                                                          4/1/17           1,000           1,025,930

ARIZONA -- 2.4%
City of Glendale (FGIC Insured)
     5.500%                                                                          7/1/09           5,000           5,219,600

ARKANSAS -- 3.2%
City of Springdale (FSA Insured)
     5.000%                                                                          7/1/20           6,595           6,988,128

CALIFORNIA -- 5.4%
California State Economic
   Recovery Series A
     5.000%                                                                          7/1/16           5,000           5,270,950
City of Lodi Wastewater System
   Certificates of Participation
   Series A (MBIA Insured)
     5.500%                                                                         10/1/18           1,535           1,705,247
State of California Public
   Works (MBIA Insured)
     5.000%                                                                          5/1/23           4,675           4,972,377
                                                                                                                ---------------
                                                                                                                     11,948,574
                                                                                                                ---------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
FLORIDA -- 0.9%
Hillsborough County
     4.000%                                                                          9/1/13     $     1,000     $     1,010,450
Miami-Dade County Educational
   Facilities Authority Series A
   (AMBAC Insured)
     5.750%                                                                          4/1/14           1,000           1,070,580
                                                                                                                ---------------
                                                                                                                      2,081,030
                                                                                                                ---------------
GEORGIA -- 2.6%
College Park Business & Industrial
   Development Authority
   (AMBAC Insured)
     5.500%                                                                          9/1/09           1,855           1,943,020
Fulton County Water and Sewer
   (FGIC Insured)
     5.000%                                                                          1/1/18           3,610           3,869,198
                                                                                                                ---------------
                                                                                                                      5,812,218
                                                                                                                ---------------
ILLINOIS -- 15.8%
Development Finance Authority,
   DePaul University Series C
     5.625%                                                                         10/1/20           1,000           1,092,590
Educational Facilities Authority,
   University of Chicago Series A
     5.250%                                                                          7/1/22           3,000           3,228,510
Health Facilities Authority,
   Elmhurst Memorial Healthcare
     6.250%                                                                          1/1/17           5,000           5,582,850
Health Facilities Authority,
   Advocate Health Care Network
   Prerefunded 11/15/10 @ 100
     6.250%                                                                        11/15/14           2,500           2,730,250
     6.375%                                                                        11/15/15           1,580           1,732,581
Health Facilities Authority,
   Condell Medical Center
     6.000%                                                                         5/15/10           1,085           1,110,736
Illinois State Toll Highway
   Authority Series A-1
   (FSA Insured)
     5.000%                                                                          1/1/24          10,000          10,718,000
O'Hare International Airport
   Third Lien - Series A
   (MBIA Insured)
     5.250%                                                                          1/1/26           1,500           1,627,455

                       See Notes to Financial Statements.

                PHOENIX INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2006
--------------------------------------------------------------------------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
ILLINOIS--CONTINUED
Rich Township High School
   District No. 227 Cook County(c)
     4.250%                                                                          1/1/26     $     1,500     $     1,499,985
Union-Alexander Counties
   Community College
   District No. 531
     4.500%                                                                         12/1/13           1,500           1,500,885
University of Illinois
   (MBIA Insured)
     5.000%                                                                          4/1/22           4,000           4,293,480
                                                                                                                ---------------
                                                                                                                     35,117,322
                                                                                                                ---------------
INDIANA -- 2.8%
City of Anderson Economic
   Development Authority
     5.000%                                                                         10/1/07           1,010           1,017,767
     5.000%                                                                         10/1/08           1,015           1,028,094
Indiana University
   (AMBAC Insured)
     5.250%                                                                        11/15/17           1,055           1,158,095
     5.000%                                                                          8/1/18           1,000           1,077,220
Purdue University Student
   Facilities Series B
   Prerefunded 7/1/13 @100
     5.000%                                                                          7/1/29           1,750           1,825,792
St. Joseph County
   Educational Facilities
     2.500%                                                                          3/1/38             200             197,648
                                                                                                                ---------------
                                                                                                                      6,304,616
                                                                                                                ---------------
LOUISIANA -- 1.0%
Louisiana State (CGIF Insured)
     5.000%                                                                         7/15/15           1,000           1,083,690
     5.000%                                                                         7/15/19           1,000           1,077,760
                                                                                                                ---------------
                                                                                                                      2,161,450
                                                                                                                ---------------
MAINE -- 0.5%
Maine Health & Higher
   Educational Facilities
   Authority (FSA Insured)
     5.000%                                                                          7/1/20           1,000           1,074,240

MARYLAND -- 1.2%
City of Baltimore, Convention
   Center Series A (XLCA Insured)
     5.250%                                                                          9/1/23           2,500           2,756,625

MASSACHUSETTS -- 6.8%
City of Sterling Prerefunded
   2/15/10 @ 101 (FGIC Insured)
     6.000%                                                                         2/15/18           1,000           1,078,390
Commonwealth of Massachusetts
   Series A (FSA Insured)
     5.000%                                                                          3/1/20           5,000           5,442,900
Commonwealth of Massachusetts
   Series B Prerefunded
   6/1/10 @ 100
     6.000%                                                                          6/1/15           2,000           2,151,260
     6.000%                                                                          6/1/16           5,000           5,378,150

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
MASSACHUSETTS--CONTINUED
Massachusetts Health &
   Educational Facilities
   Authority Series C
     6.000%                                                                          7/1/16     $     1,000     $     1,103,290
                                                                                                                ---------------
                                                                                                                     15,153,990
                                                                                                                ---------------
MICHIGAN -- 5.9%
Detroit Water Supply System
   Lien A (FSA Insured)
     5.000%                                                                          7/1/21           5,000           5,379,400
Forest Hills Public Schools
   (Q-SBLF & FSA Insured)
     5.000%                                                                          5/1/19           5,000           5,365,450
State Hospital Finance Authority,
   Chelsea Community Hospital
     5.000%                                                                         5/15/12           2,380           2,390,829
                                                                                                                ---------------
                                                                                                                     13,135,679
                                                                                                                ---------------
MINNESOTA -- 0.5%
City of St. Cloud, Healthcare
   Series A (FSA Insured)
     5.500%                                                                          5/1/15           1,080           1,148,051

MISSOURI -- 4.0%
Health & Educational Facilities
   Authority, St. Anthony's
   Medical Center(b)
     6.250%                                                                         12/1/09           1,725           1,847,130
North Kansas City School
   District No. 74
     5.000%                                                                          3/1/19           2,390           2,591,931
State Highways & Transit
   Commission First Lien Series A
     5.000%                                                                          5/1/18           4,000           4,357,320
                                                                                                                ---------------
                                                                                                                      8,796,381
                                                                                                                ---------------
NEBRASKA -- 0.5%
University of Nebraska,
   Facilities Corp.
     4.000%                                                                         4/15/11           1,000           1,011,340

NEW HAMPSHIRE -- 1.8%
City of Nashua Series A
     5.500%                                                                         7/15/16           1,155           1,272,660
City of Nashua Series A
     5.500%                                                                         7/15/18           1,500           1,651,230
Health & Educational Facilities
   Authority, Concord Hospital
   (FSA Insured)
     5.500%                                                                         10/1/21           1,000           1,076,470
                                                                                                                ---------------
                                                                                                                      4,000,360
                                                                                                                ---------------
NEW JERSEY -- 3.8%
Economic Development Authority
     5.250%                                                                          3/1/21           5,000           5,427,500
Transportation Trust Fund
   Authority Series A
     5.250%                                                                        12/15/19           1,000           1,124,260

                       See Notes to Financial Statements.

                PHOENIX INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
NEW JERSEY--CONTINUED
Transportation Trust Fund
   Authority Series C Prerefunded
   6/15/15 @ 100 (MBIA Insured)
     5.250%                                                                         6/15/19     $     1,750     $     1,941,187
                                                                                                                ---------------
                                                                                                                      8,492,947
                                                                                                                ---------------
NEW YORK -- 7.8%
Metropolitan Transportation
   Authority Series A
   Prerefunded 4/1/10 @ 100
   (FGIC Insured)
     6.125%                                                                          4/1/16           3,000           3,227,730
New York City Industrial
   Development Agency, Queens
   Baseball Stadium Project
   (AMBAC Insured)
     5.000%                                                                          1/1/18           2,075           2,253,429
     5.000%                                                                          1/1/20           1,000           1,081,700
     5.000%                                                                          1/1/26           2,000           2,148,040
New York City Industrial
   Development Agency, Yankee
   Stadium Project (MBIA Insured)
     4.000%                                                                          3/1/15           1,000           1,013,880
New York State Environmental
   Facilities Corp. Series C
     5.000%                                                                        10/15/19           2,000           2,173,960
New York State Thruway Authority
   Series A (AMBAC Insured)
     5.000%                                                                         3/15/22           4,975           5,308,325
                                                                                                                ---------------
                                                                                                                     17,207,064
                                                                                                                ---------------
OHIO -- 10.9%
City of Cincinnati, School District
   Certificates of Participation
     5.000%                                                                        12/15/20           1,300           1,400,269
Cuyahoga County, Metrohealth
   System Project Prerefunded
   2/15/09 @ 101
     6.150%                                                                         2/15/29           5,000           5,297,100
Cuyahoga County, Metrohealth
   System Project Series A
   (MBIA Insured)
     5.500%                                                                         2/15/12           1,000           1,079,260
Franklin County, American
   Chemical Society Project
   Development
     5.500%                                                                         10/1/12           4,600           4,823,330
Franklin County, Online
   Computer Library Center
     5.000%                                                                         4/15/11           1,415           1,462,204
Hamilton County Subseries B
   (AMBAC Insured)
     5.750%                                                                         12/1/17           4,000           4,296,600
Plain County, Local School
   District (FGIC insured)
     6.000%                                                                         12/1/20             930           1,011,896
Plain County, Local School
   District Prerefunded
   6/1/11 @ 100 (FGIC Insured)
     6.000%                                                                         12/1/20           4,070           4,459,540

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
OHIO--CONTINUED
State Higher Educational Facility
   Commission, John Carroll
   University Project
     4.750%                                                                        11/15/11     $       245     $       255,346
                                                                                                                ---------------
                                                                                                                     24,085,545
                                                                                                                ---------------
PENNSYLVANIA -- 3.7%
Delaware River Port Authority of
   Pennsylvania & New Jersey
   (FSA Insured)
     5.750%                                                                          1/1/15           1,000           1,059,300
     6.000%                                                                          1/1/17           5,500           5,864,760
Pottsville Hospital Authority,
   Ascension Health Credit
   Series A (AMBAC Insured)
     5.200%                                                                        11/15/09           1,335           1,387,412
                                                                                                                ---------------
                                                                                                                      8,311,472
                                                                                                                ---------------
PUERTO RICO -- 0.5%
Puerto Rico Housing Finance
   Authority (HUD Insured)
     5.000%                                                                         12/1/16           1,000           1,065,400

SOUTH CAROLINA -- 1.8%
Lexington One School
   Facilities Corp.
     5.250%                                                                         12/1/25           1,000           1,069,650
Medical University Hospital
   Authority Series A
   (MBIA Insured)
     5.250%                                                                         2/15/24           2,775           2,983,652
                                                                                                                ---------------
                                                                                                                      4,053,302
                                                                                                                ---------------
TEXAS -- 5.1%
Amarillo Independent School
   District (PSF Guaranteed)
     5.250%                                                                          2/1/22             915             998,512
Harris County Improvement
   District No. 1 (AMBAC Insured)
     5.650%                                                                          9/1/19             540             565,423
State Transportation Commission,
   Mobility Fund
     5.000%                                                                          4/1/17           2,000           2,167,600
     5.000%                                                                          4/1/18           2,250           2,434,927
State Transportation Commission,
   Mobility Fund
     5.000%                                                                          4/1/24           4,000           4,274,360
Texas Tech University
     5.000%                                                                         2/15/25             750             801,458
                                                                                                                ---------------
                                                                                                                     11,242,280
                                                                                                                ---------------
VIRGINIA -- 1.0%
City of Norfolk Water System
   (MBIA Insured)
     5.875%                                                                         11/1/15           2,300           2,324,541

WEST VIRGINIA -- 0.2%
Commissioner of Highways
     4.250%                                                                          9/1/13             500             514,290

                       See Notes to Financial Statements.

                PHOENIX INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                                                   SHARES            VALUE
                                                                                                -----------     ---------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
   (Identified cost $210,706,106)                                                                               $   219,061,178
                                                                                                                ---------------
TOTAL LONG-TERM INVESTMENTS--98.7%
   (Identified Cost $210,706,106)                                                                                   219,061,178
                                                                                                                ---------------

SHORT-TERM INVESTMENTS -- 0.1%
MONEY MARKET MUTUAL FUNDS -- 0.1%
AIM Tax-Free Investment Co.
   Cash Reserve Portfolio
   (seven day effective
   yield 3.52%)                                                                                      19,073              19,073
Goldman Sachs Financial
   Square Tax-Exempt Money
   Market Portfolio (seven day
   effective yield 3.63%)                                                                           114,997             114,997
                                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $134,070)                                                                                           134,070
                                                                                                                ---------------
TOTAL INVESTMENTS -- 98.8%
   (Identified cost $210,840,176)                                                                                   219,195,248(a)
OTHER ASSETS & LIABILITIES, NET -- 1.2%                                                                               2,601,122
                                                                                                                ---------------
NET ASSETS -- 100.0%                                                                                            $   221,796,370
                                                                                                                ===============

----------------
(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $8,391,547 and gross depreciation of $36,475 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $210,840,176.

(b) Escrowed to maturity.

(c) Variable or step coupon security, interest rate shown reflects the rate currently in effect.

(d) At December 31, 2006, 55.5% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Issuers with a concentration greater than 10% of net assets are as follows: FSA 19.9%, MBIA 12.2% and AMBAC 11.4%.

                       See Notes to Financial Statements.

                  PHOENIX INSIGHT SHORT/INTERMEDIATE BOND FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Domestic Corporate Bonds                                                     45%
Non-Agency Mortgage-Backed Securities                                        15
Agency Mortgage-Backed Securities                                            14
Asset-Backed Securities                                                      11
U.S. Government Securities                                                   10
Agency Non-Mortgage Backed Securities                                         3
Foreign Government Securities                                                 1
Other                                                                         1

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
U.S. GOVERNMENT SECURITIES -- 10.0%
U.S. TREASURY BONDS -- 1.6%
U.S. Treasury Bond
     11.250%                                                                        2/15/15     $     2,756     $     3,959,383

U.S. TREASURY NOTES -- 8.4%
U.S. Treasury Note
     3.750%                                                                         5/15/08           1,500           1,477,032
     6.000%                                                                         8/15/09           3,540           3,646,890
     3.500%                                                                         2/15/10             725             699,512
     4.000%                                                                         4/15/10             680             665,391
     3.875%                                                                         7/15/10           1,830           1,781,534
     5.125%                                                                         6/30/11             800             813,500
     4.875%                                                                         2/15/12           3,000           3,028,362
     3.875%                                                                         2/15/13           6,470           6,192,243
     4.250%                                                                         8/15/15           2,950           2,854,585
                                                                                                                ---------------
                                                                                                                     21,159,049
                                                                                                                ---------------
TOTAL U.S. GOVERNMENT SECURITIES
   (Identified cost $25,332,916)                                                                                     25,118,432
                                                                                                                ---------------
AGENCY MORTGAGE-BACKED SECURITIES -- 12.0%
FHLMC 1385 J
     7.000%                                                                        10/15/07             481             480,816
FHLMC 2885 PB
     4.500%                                                                         8/15/14           4,000           3,949,852
FHLMC 2513 JE
     5.000%                                                                        10/15/17           5,105           4,981,962
FHLMC 2770 QG
     4.500%                                                                         3/15/19           3,741           3,528,204
FHLMC 2835 HB
     5.500%                                                                         8/15/24           1,330           1,316,679
FHLMC 3099 PA
     5.500%                                                                         9/15/25           1,238           1,240,608
FHLMC 3101 PA
     5.500%                                                                        10/15/25           1,240           1,243,025
FNMA
     6.000%                                                                          5/1/16             523             531,260
     10.500%                                                                        12/1/16               2               2,563
     5.000%                                                                        11/25/17           1,000             971,804
     5.000%                                                                          8/1/18           2,101           2,069,810
     4.500%                                                                          5/1/19           3,453           3,335,324
     9.000%                                                                          3/1/25               7               7,614
     9.000%                                                                          7/1/25              40              43,693
     9.000%                                                                         10/1/25               2               1,750
FNMA 02-73 OE
     5.000%                                                                          5/1/18             573             565,529

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
FNMA 03-35 BC
     5.000%                                                                         5/25/18     $     1,500     $     1,452,487
FNMA 93-197 SB(c)
     6.368%                                                                        10/25/08             167             168,207
FNMA 97-20 (Interest Only)
     1.840%                                                                         3/25/27           2,745             156,200
FNMA 97-70 (Principal Only)
     0.000%                                                                         4/25/22             409             345,726
GNMA
     9.000%                                                                         8/15/09               6               6,615
     7.000%                                                                         6/15/23              53              54,912
     7.000%                                                                         7/15/23              16              16,086
     7.000%                                                                         9/15/23              77              79,556
     7.000%                                                                         1/15/24              39              40,279
     7.000%                                                                         5/15/24              28              29,006
     7.000%                                                                         9/15/24              49              50,115
     7.000%                                                                         7/15/25              65              67,686
GNMA 04-108 C
     5.039%                                                                        12/16/32           1,905           1,857,380
GNMA 04-67 A
     3.648%                                                                         9/16/17           1,589           1,551,815
                                                                                                                ---------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $30,839,152)                                                                                     30,146,563
                                                                                                                ---------------
ASSET-BACKED SECURITIES -- 9.7%
Bank One Issuance Trust 03-C1
     4.540%                                                                         9/15/10           2,000           1,980,657
Capital One Multi-Asset Execution Trust 04-C1
     3.400%                                                                        11/16/09           2,700           2,697,698
Capital One Multi-Asset Execution Trust 05-A2
     4.050%                                                                         2/15/11           2,800           2,760,214
Citibank Credit Card Issuance Trust 03-A6
     2.900%                                                                         5/17/10           3,000           2,908,307
Citibank Credit Card Issuance Trust 05-B1
     4.400%                                                                         9/15/10           1,770           1,744,538
Citibank Credit Card Issuance Trust 06-A5
     5.300%                                                                         5/20/11           3,080           3,095,907
E*TRADE RV and Marine Trust 04-1, A3
     3.620%                                                                         10/8/18             120             115,694
Ford Credit Auto Owner Trust 06-A, A4
     5.070%                                                                        12/15/10           2,370           2,365,096
MBNA Credit Card Master Note Trust 05-A7
     4.300%                                                                         2/15/11           2,100           2,072,474
Providian Gateway Master Trust 04-DA 144A (b)
     3.350%                                                                         9/15/11           2,480           2,444,350

                       See Notes to Financial Statements.

                  PHOENIX INSIGHT SHORT/INTERMEDIATE BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
ASSET-BACKED SECURITIES--CONTINUED
Volkswagen Auto Lease Trust 05-A, A4
     3.940%                                                                        10/20/10     $     1,000     $       989,726
Volkswagen Auto Loan Enhanced Trust 03-2, A4
     2.940%                                                                         3/22/10           1,298           1,280,953
                                                                                                                ---------------
TOTAL ASSET-BACKED SECURITIES
   (Identified cost $24,653,512)                                                                                     24,455,614
                                                                                                                ---------------
AGENCY NON-MORTGAGE-BACKED SECURITIES -- 4.7%
FHLB
     5.625%                                                                         6/13/16             395             406,527
FHLMC
     4.200%                                                                        12/28/07           7,400           7,327,391
FNMA
     5.500%                                                                         3/15/11           3,900           3,982,528
                                                                                                                ---------------
TOTAL AGENCY NON-MORTGAGE-BACKED SECURITIES
   (Identified cost $11,648,157)                                                                                     11,716,446
                                                                                                                ---------------
DOMESTIC CORPORATE BONDS -- 44.0%
AUTOMOBILE MANUFACTURERS -- 0.4%
Daimlerchrysler NA Holding Corp.
     5.875%                                                                         3/15/11           1,000           1,003,765

AUTOMOTIVE RETAIL -- 0.7%
CSX Corp.
     6.750%                                                                         3/15/11           1,780           1,868,988

BROADCASTING & CABLE TV -- 0.5%
Comcast Corp.
     6.500%                                                                         1/15/17           1,140           1,189,615

BUILDING PRODUCTS -- 0.3%
CRH America
     5.625%                                                                         9/30/11             100           1,004,198

COMMUNICATIONS EQUIPMENT -- 0.4%
Cisco Systems, Inc.
     5.250%                                                                         2/22/11           1,050           1,052,634

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS -- 0.7%
Caterpillar Financial Service Corp.
     5.125%                                                                        10/12/11           1,000             993,127
John Deere Capital Corp.
     5.100%                                                                         1/15/13             750             736,897
                                                                                                                ---------------
                                                                                                                      1,730,024
                                                                                                                ---------------
CONSUMER FINANCE -- 2.8%
American General Finance Corp.
     5.400%                                                                         12/1/15           1,320           1,306,724
Capital One Bank
     4.250%                                                                         12/1/08           1,000             980,261
Capital One Financial Corp.
     6.150%                                                                          9/1/16             980           1,013,528
HSBC Finance Corp.
     6.375%                                                                        10/15/11           1,850           1,934,515
     4.750%                                                                         7/15/13             465             450,892
Residential Capital Corp.
     6.375%                                                                         6/30/10           1,360           1,375,828
                                                                                                                ---------------
                                                                                                                      7,061,748
                                                                                                                ---------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
DEPARTMENT STORES -- 1.7%
Federated Retail Holdings
     5.900%                                                                         12/1/16     $       960     $       960,288
Kohl's Corp.
     6.300%                                                                          3/1/11           3,225           3,325,481
                                                                                                                ---------------
                                                                                                                      4,285,769
                                                                                                                ---------------
DIVERSIFIED BANKS -- 4.1%
Bank of America Corp.
     5.250%                                                                          2/1/07           2,000           1,999,776
     6.250%                                                                         4/15/12           1,065           1,111,636
Bank One Corp.
     7.875%                                                                          8/1/10           1,400           1,518,596
Wachovia Corp.
     5.300%                                                                        10/15/11           3,000           2,998,800
Wells Fargo & Co.
     5.300%                                                                         8/26/11           2,600           2,610,374
                                                                                                                ---------------
                                                                                                                     10,239,182
                                                                                                                ---------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES -- 0.6%
International Lease Finance Corp.
     5.625%                                                                         9/20/13           1,480           1,490,811

ELECTRIC UTILITIES -- 2.1%
PECO Energy Co.
     3.500%                                                                          5/1/08           2,330           2,274,856
Southern Co. Capital Funding Corp.
     5.300%                                                                          2/1/07           3,000           2,998,779
                                                                                                                ---------------
                                                                                                                      5,273,635
                                                                                                                ---------------
FOOD RETAIL -- 1.1%
Kroger Co. (The)
     6.800%                                                                          4/1/11           2,565           2,684,411

HOTELS, RESORTS & CRUISE LINES -- 0.6%
Wyndham Worldwide 144A(b)
     6.000%                                                                         12/1/16           1,500           1,473,613

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.4%
Constellation Energy Group, Inc.
     6.125%                                                                          9/1/09           1,000           1,017,850

INTEGRATED OIL & GAS -- 2.8%
ChevronTexaco Capital Corp.
     3.375%                                                                         2/15/08           2,215           2,171,012
Conoco Funding Co.
     6.350%                                                                        10/15/11           2,305           2,409,753
Marathon Oil Corp.
     5.375%                                                                          6/1/07           2,500           2,499,083
                                                                                                                ---------------
                                                                                                                      7,079,848
                                                                                                                ---------------
INTEGRATED TELECOMMUNICATION SERVICES -- 1.6%
BellSouth Corp.
     4.200%                                                                         9/15/09           1,100           1,069,351
     4.750%                                                                        11/15/12           1,600           1,544,033
Verizon Global Funding Corp.
     7.250%                                                                         12/1/10           1,250           1,332,445
                                                                                                                ---------------
                                                                                                                      3,945,829
                                                                                                                ---------------
INVESTMENT BANKING & BROKERAGE -- 2.7%
Lehman Brothers Holdings, Inc.
     7.000%                                                                          2/1/08             565             574,550
     4.250%                                                                         1/27/10           1,745           1,698,625

                       See Notes to Financial Statements.

                  PHOENIX INSIGHT SHORT/INTERMEDIATE BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
INVESTMENT BANKING & BROKERAGE--CONTINUED
Merrill Lynch & Co., Inc.
     3.700%                                                                         4/21/08     $       400     $       391,378
     5.770%                                                                         7/25/11           2,655           2,713,622
Morgan Stanley
     3.875%                                                                         1/15/09             400             390,061
     4.000%                                                                         1/15/10           1,000             967,607
                                                                                                                ---------------
                                                                                                                      6,735,843
                                                                                                                ---------------
LIFE & HEALTH INSURANCE -- 0.9%
John Hancock Financial Services Corp.
     5.625%                                                                         12/1/08           2,320           2,331,463

MANAGED HEALTH CARE -- 0.9%
UnitedHealth Group, Inc.
     5.375%                                                                         3/15/16           1,200           1,188,329
Wellpoint, Inc.
     5.250%                                                                         1/15/16           1,000             980,285
                                                                                                                ---------------
                                                                                                                      2,168,614
                                                                                                                ---------------
MOVIES & ENTERTAINMENT -- 1.2%
Walt Disney Co. (The)
     5.625%                                                                         9/15/16             935             941,506
Time Warner, Inc.
     7.250%                                                                        10/15/17           1,955           2,135,611
                                                                                                                ---------------
                                                                                                                      3,077,117
                                                                                                                ---------------
MULTI-UTILITIES -- 2.4%
Consolidated Edison, Inc.
     3.625%                                                                          8/1/08           1,285           1,251,883
     5.500%                                                                         9/15/16           2,165           2,161,910
Duke Energy Field Services LLC
     7.875%                                                                         8/16/10           1,380           1,484,385
Pacific Gas & Electric Co.
     4.200%                                                                          3/1/11           1,200           1,148,941
                                                                                                                ---------------
                                                                                                                      6,047,119
                                                                                                                ---------------
OIL & GAS EXPLORATION & PRODUCTION -- 0.6%
Anadarko Finance Co.
     6.750%                                                                          5/1/11           1,550           1,626,252

OTHER DIVERSIFIED FINANCIAL SERVICES -- 3.5%
American Express Credit Corp.
     3.000%                                                                         5/16/08           2,615           2,538,030
Boeing Capital Corp.
     6.500%                                                                         2/15/12           1,270           1,339,063
Citigroup, Inc.
     5.850%                                                                          7/2/13           2,000           2,053,708
General Electric Capital Corp.
     4.125%                                                                          9/1/09             360             350,998
     4.875%                                                                          3/4/15             230             223,700
JPMorgan Chase & Co.
     3.800%                                                                         10/2/09             480             463,230
     5.125%                                                                         9/15/14           1,920           1,887,968
                                                                                                                ---------------
                                                                                                                      8,856,697
                                                                                                                ---------------
PACKAGED FOODS & MEATS -- 0.6%
Kellogg Co. Series B
     6.600%                                                                          4/1/11           1,500           1,573,051

PHARMACEUTICALS -- 1.4%
Abbott Laboratories
     5.875%                                                                         5/15/16           2,300           2,369,071

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
PHARMACEUTICALS--CONTINUED
Schering-Plough Corp.
     5.550%                                                                         12/1/13     $     1,135     $     1,138,288
                                                                                                                ---------------
                                                                                                                      3,507,359
                                                                                                                ---------------
PROPERTY & CASUALTY INSURANCE -- 0.6%
Allstate Life Global Funding Trust
     4.500%                                                                         5/29/09           1,500           1,477,779

PUBLISHING & PRINTING -- 0.4%
News America, Inc.
     6.625%                                                                          1/9/08           1,120           1,132,190

RAILROADS -- 0.3%
Burlington Northern Santa Fe Corp.
     6.750%                                                                         7/15/11             690             728,395

REGIONAL BANKS -- 0.8%
Union Planters Corp.
     7.750%                                                                          3/1/11           1,750           1,906,849

RESIDENTIAL REITS -- 1.0%
AvalonBay Communities, Inc.
     5.750%                                                                         9/15/16           2,425           2,456,666

RETAIL REITS -- 1.9%
Simon Property Group LP
     4.600%                                                                         6/15/10           1,500           1,462,983
     5.750%                                                                          5/1/12             445             449,562
SLM Corp.
     4.500%                                                                         7/26/10           3,000           2,920,083
                                                                                                                ---------------
                                                                                                                      4,832,628
                                                                                                                ---------------
SOFT DRINKS -- 0.7%
PepsiCo, Inc.
     3.200%                                                                         5/15/07           1,650           1,636,115

SPECIALIZED FINANCE -- 0.9%
CIT Group, Inc.
     3.375%                                                                          4/1/09           1,620           1,555,490
     5.000%                                                                         2/13/14             710             686,162
                                                                                                                ---------------
                                                                                                                      2,241,652
                                                                                                                ---------------
THRIFTS & MORTGAGE FINANCE -- 1.7%
Countrywide Home Loan, Inc.
     4.125%                                                                         9/15/09           2,965           2,879,566
Washington Mutual, Inc.
     5.000%                                                                         3/22/12           1,325           1,291,229
                                                                                                                ---------------
                                                                                                                      4,170,795
                                                                                                                ---------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
Sprint Nextel Corp.
     6.000%                                                                         12/1/16           1,655           1,613,008
                                                                                                                ---------------
TOTAL DOMESTIC CORPORATE BONDS
   (Identified cost $111,239,726)                                                                                   110,521,512
                                                                                                                ---------------
NON-AGENCY MORTGAGE-BACKED SECURITIES -- 16.3%
Adjustable Rate Mortgage
   Trust 05-11, 2A42(c)
     5.35%                                                                          2/25/36           4,075           4,133,349
Bear Stearns Commercial Mortgage
   Securities, Inc. 06-T22, A4(c)
     5.467%                                                                         4/12/38           2,275           2,316,422

                       See Notes to Financial Statements.

                  PHOENIX INSIGHT SHORT/INTERMEDIATE BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
Countrywide Asset-Backed
   Certificates 06-1, AF2(c)
     5.281%                                                                         7/25/36     $     2,700     $     2,689,953
DLJ Mortgage Acceptance
   Corp. 96-M, 1 144A(b)(c)(d)
     0.000%                                                                        11/28/11              41              33,768
GMAC Mortgage Corp. Loan
   Trust 05-AR3, 3A3(c)
     4.858%                                                                         6/19/35           1,870           1,854,843
GSR Mortgage Loan Trust 04 -10F, 1A1
     4.500%                                                                         8/25/19           1,651           1,623,151
LB-UBS Commercial Mortgage
   Trust 00-C4, A1
     7.180%                                                                         9/15/19             206             205,940
LB-UBS Commercial Mortgage
   Trust 01-C2, A1
     6.270%                                                                         6/15/20           1,233           1,244,839
LB-UBS Commercial Mortgage
   Trust 05-C2, A2
     4.821%                                                                         4/15/30           2,600           2,566,687
LB-UBS Commercial Mortgage
   Trust 05-C5, A3
     4.964%                                                                         9/15/30             797             786,736
Lehman XS Net Interest Margin
   Notes 06-GP1 A1 144A(b)
     6.250%                                                                         5/28/46           1,706           1,704,958
Morgan Stanley Capital I 06-T23, A2
     5.741%                                                                         8/12/41           1,770           1,809,913
Morgan Stanley Capital I 98-WF2, A2
     6.540%                                                                         7/15/30           1,591           1,608,274
Morgan Stanley Mortgage Loan
   Trust 06-7, 5A2(c)
     5.962%                                                                         6/25/36           1,800           1,797,812
Residential Funding Mortgage
   Securities II, Inc. 01-HS2, A5
     6.920%                                                                         4/25/31           1,037           1,033,441
Structured Asset Securities
   Corp. 03-34A, 6A(c)
     5.135%                                                                        11/25/33           2,349           2,322,955
Structured Asset Securities
   Corp. 04-5H, A2
     4.430%                                                                        12/25/33           2,044           2,017,806
Structured Asset Securities
   Corp. 05-2XS, 2A2(c)
     5.150%                                                                         2/25/35           1,358           1,335,016
Structured Asset Securities
   Corp. 05-4XS, 3A2(c)
     4.270%                                                                         3/25/35           3,555           3,483,453
Structured Asset Securities
   Corp. 98-RF3, A (Interest Only) 144A(b)
     6.100%                                                                         6/15/28           1,638             147,909
WaMu Alternative Mortgage
   Pass-Through Certificates 05-6, 2A7
     5.500%                                                                         8/25/35           2,720           2,706,039
Wells Fargo Mortgage Backed
   Securities 05-AR10, 2A19(c)
     3.499%                                                                         6/25/35           3,612           3,541,068
                                                                                                                ---------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $41,463,381)                                                                                     40,964,332
                                                                                                                ---------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
FOREIGN GOVERNMENT SECURITIES -- 1.4%
CANADA -- 1.0%
Province of Ontario
     3.375%                                                                         1/15/08     $     2,445     $     2,398,704

ITALY -- 0.4%
Republic of Italy
     3.750%                                                                        12/14/07           1,065           1,050,997
                                                                                                                ---------------
TOTAL FOREIGN GOVERNMENT SECURITIES
   (Identified cost $3,508,800)                                                                                       3,449,701
                                                                                                                ---------------
TOTAL LONG-TERM INVESTMENTS--98.1%
   (Identified Cost $248,685,644)                                                                                   246,372,600
                                                                                                                ---------------

                                                                                                   SHARES
                                                                                                -----------
SHORT-TERM INVESTMENTS -- 0.7%
MONEY MARKET MUTUAL FUNDS -- 0.7%
AIM Short-Term Investments
   Liquid Assets Portfolio (seven
   day effective yield 5.26%)                                                                     1,854,881           1,854,881
Goldman Sachs Financial Square
   Money Market Portfolio (seven
   day effective yield 5.20%)                                                                         1,563               1,563
JPMorgan Prime Money Market
   Fund (seven day effective
   yield 5.18%)                                                                                         237                 237
                                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $1,856,681)                                                                                       1,856,681
                                                                                                                ---------------
TOTAL INVESTMENTS -- 98.8%
   (Identified cost $250,542,325)                                                                                   248,229,281(a)
OTHER ASSETS & LIABILITIES, NET -- 1.2%                                                                               2,958,476
                                                                                                                ---------------
NET ASSETS -- 100.0%                                                                                            $   251,187,757
                                                                                                                ===============

----------
(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,218,400 and gross depreciation of $3,559,187 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $250,570,068.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to a value of $5,804,592 or 2.3% of net assets.

(c) Variable or step coupon security, interest rate shown reflects the rate currently in effect.

(d) Illiquid and restricted. At December 31, 2006, this security amounted to a value of $33,768 or 0.0% of the net assets. For acquisition information see
    Note 10 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

                       See Notes to Financial Statements.

                      PHOENIX INSIGHT TAX-EXEMPT BOND FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATE WEIGHTINGS                                                       12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Illinois                                                                     16%
Ohio                                                                         11
Alabama                                                                       8
New York                                                                      8
Massachusetts                                                                 7
Michigan                                                                      6
Texas                                                                         5
Other                                                                        39

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
MUNICIPAL TAX-EXEMPT BONDS(c) -- 98.6%
ALABAMA -- 3.4%
City of Birmingham
     5.500%                                                                          8/1/25     $     1,000     $     1,063,310
Columbia Industrial Development
   Board Pollution Control
   Series C Alabama Power Co.(d)
     3.350%                                                                         10/1/22           1,000           1,000,000
Jefferson County Limited
   Obligation Series A
     5.250%                                                                          1/1/17           3,000           3,238,140
                                                                                                                ---------------
                                                                                                                      5,301,450
                                                                                                                ---------------
ARIZONA -- 0.7%
Arizona Game & Fish Commission
     5.000%                                                                          7/1/21           1,000           1,054,080

ARKANSAS -- 1.8%
City of Springdale (FSA Insured)
     5.000%                                                                          7/1/19           2,500           2,654,900
Drew County Public Facilities
   Board (FNMA Collateralized)
     7.900%                                                                          8/1/11              31              30,601
Jacksonville Residential Housing
   Facilities Board (FNMA Collateralized)
     7.900%                                                                          1/1/11              25              25,667
Lonoke County Residential Housing
   Facilities Board (FNMA Collateralized)
     7.900%                                                                          4/1/11              44              44,868
Stuttgart Public Facilities Board
   (FNMA Collateralized)
     7.900%                                                                          9/1/11              14              14,484
                                                                                                                ---------------
                                                                                                                      2,770,520
                                                                                                                ---------------
CALIFORNIA -- 5.9%
Los Angeles Unified School
   District (FGIC Insured)
     4.750%                                                                          7/1/20           3,000           3,173,820
     4.750%                                                                          7/1/21           3,000           3,164,610
Los Angeles Unified School District
   Prerefunded 7/11/12 @100
   (MBIA Insured)
     5.125%                                                                          1/1/27           1,120           1,207,887
South Gate Utility                                                                  10/1/19           1,385             808,438

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
CALIFORNIA--CONTINUED
State of California
     5.000%                                                                          2/1/20     $       750     $       792,480
                                                                                                                ---------------
                                                                                                                      9,147,235
                                                                                                                ---------------
COLORADO -- 1.2%
Douglas & Elbert Counties School
   District No. 1 (FGIC Insured)
     5.750%                                                                        12/15/18           1,000           1,135,590
State Public Highway Authority
   Series B E-470 (MBIA Insured)                                                     9/1/29             665             215,753
Water Resources & Power
   Development Authority
     4.375%                                                                          9/1/27             445             442,877
                                                                                                                ---------------
                                                                                                                      1,794,220
                                                                                                                ---------------
CONNECTICUT -- 0.9%
Mashantucket Western Pequot
   Tribe 144A(c)(e)
     5.600%                                                                          9/1/09           1,000           1,030,850
State Health & Educational Facility
   Authority (Radian Insured)
     5.000%                                                                          7/1/25             325             341,276
                                                                                                                ---------------
                                                                                                                      1,372,126
                                                                                                                ---------------
FLORIDA -- 1.0%
Brevard County Health Facilities
     5.000%                                                                          4/1/34             500             517,550
Miami-Dade County Expressway
   Authority (FGIC Insured)
     6.000%                                                                          7/1/14           1,000           1,083,490
                                                                                                                ---------------
                                                                                                                      1,601,040
                                                                                                                ---------------
GEORGIA -- 1.3%
Atlanta Development Authority,
   Student Housing Piedmont/Ellis
   LLC Project Series A
   (XLCA Insured)
     5.000%                                                                          9/1/25             775             825,949
Chatham County Hospital Authority,
   Memorial Health Medical
   Center Series A
     6.125%                                                                          1/1/24           1,105           1,198,527
                                                                                                                ---------------
                                                                                                                      2,024,476
                                                                                                                ---------------

                       See Notes to Financial Statements.

                      PHOENIX INSIGHT TAX-EXEMPT BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
IDAHO -- 0.7%
Idaho Housing & Finance Association
   Highway Trust (MBIA Insured)
     5.000%                                                                         7/15/21     $     1,000     $     1,083,530

ILLINOIS -- 11.2%
Chicago Board of Education
     6.000%                                                                          1/1/20             500             586,640
Illinois Finance Authority
     5.000%                                                                          7/1/23             500             528,445
Illinois Health Facilities Authority
     7.000%                                                                          4/1/08             585             598,765
Metropolitan Pier & Exposition Authority(c)
     6.500%                                                                         6/15/07              30              30,381
     5.500%                                                                         6/15/27           1,000           1,001,450
O'Hare International Airport Third Lien -
   Series A (MBIA Insured)
     5.250%                                                                          1/1/26           1,500           1,627,455
State Finance Authority, University
   of Chicago Series A
     5.000%                                                                          7/1/26           1,000           1,054,910
State Highway Authority Series A-1
   (FSA Insured)
     5.000%                                                                          1/1/21           4,750           5,114,278
State of Illinois First Series - Prerefunded
   1/1/10 @ 100 (FGIC Insured)
     6.125%                                                                          1/1/16           5,000           5,344,800
University of Illinois (MBIA Insured)
     5.000%                                                                          4/1/22           1,500           1,610,055
                                                                                                                ---------------
                                                                                                                     17,497,179
                                                                                                                ---------------
KENTUCKY -- 1.9%
State Turnpike Authority                                                             1/1/10           3,300           2,935,581

LOUISIANA -- 4.5%
Local Government Environmental Facilities
   & Community Development Authority
   (AMBAC Insured)
     5.250%                                                                         12/1/18           2,500           2,746,375
Orleans Parish Parishwide
   School District (FGIC Insured)
     5.500%                                                                          9/1/20           1,000           1,019,940
State of Louisiana Series B
   (CIFG Insured)
     5.000%                                                                         7/15/18           3,000           3,245,640
                                                                                                                ---------------
                                                                                                                      7,011,955
                                                                                                                ---------------
MAINE -- 1.4%
State Health & Higher Education Facilities
   Authority Series F (FSA Insured)
     5.000%                                                                          7/1/21           1,000           1,071,800
     5.000%                                                                          7/1/22           1,000           1,070,170
                                                                                                                ---------------
                                                                                                                      2,141,970
                                                                                                                ---------------
MARYLAND -- 1.4%
City of Baltimore, Convention
   Center Series A (XLCA Insured)
     5.250%                                                                          9/1/22           2,000           2,205,300

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
MASSACHUSETTS -- 6.2%
City of Pittsfield (MBIA Insured)
     5.000%                                                                         4/15/19     $     1,000     $     1,069,030
City of Springfield Prerefunded
   10/1/09 @ 101 (FSA Insured)
     6.250%                                                                         10/1/19           5,000           5,386,600
Commonwealth of Massachusetts
   Series A Prerefunded
   3/1/15 @ 100 (FSA Insured)
     5.000%                                                                          3/1/23           3,000           3,265,740
                                                                                                                ---------------
                                                                                                                      9,721,370
                                                                                                                ---------------
MICHIGAN -- 2.0%
State Hospital Finance Authority,
   Chelsea Community Hospital
     5.375%                                                                         5/15/19           3,000           3,046,290

MINNESOTA -- 2.5%
City of St. Cloud, Healthcare -
   St. Cloud Hospital Group A (FSA Insured)
     6.250%                                                                          5/1/19           3,530           3,828,673

MISSISSIPPI -- 3.4%
Mississippi Development Bank
   (FGIC Insured)
     5.000%                                                                          1/1/21           5,000           5,359,000

MISSOURI -- 3.5%
State Health & Educational Facilities,
   St. Anthony's Medical Center
   Prerefunded 12/1/10 @ 101
     6.250%                                                                         12/1/30           1,000           1,101,780
State Health & Educational Facilities,
   St. Anthony's Medical Center Prerefunded 12/1/10 @ 101
     6.125%                                                                         12/1/19           2,000           2,194,540
State Highways & Transit
   Commission First Lien Series A
     5.000%                                                                          5/1/18           2,000           2,178,660
                                                                                                                ---------------
                                                                                                                      5,474,980
                                                                                                                ---------------
NEBRASKA -- 3.3%
University of Nebraska
   Facilities (AMBAC Insured)
     5.000%                                                                         7/15/20           4,750           5,142,872

NEW HAMPSHIRE -- 0.5%
State Health & Educational
   Facilities Authority,
   Exeter Project
     6.000%                                                                         10/1/24             750             823,778

NEW JERSEY -- 8.3%
Camden County Municipal
   Utilities Authority, Capital
   Appreciation Series B
     0.0%                                                                            9/1/11           3,000           2,505,990
State Economic Development
   Authority Series P
     5.250%                                                                          9/1/19           1,855           2,031,707

                       See Notes to Financial Statements.

                      PHOENIX INSIGHT TAX-EXEMPT BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
NEW JERSEY--CONTINUED
Transportation Trust Fund
   Authority Series A
     5.500%                                                                        12/15/21     $     3,000     $     3,462,180
     5.250%                                                                        12/15/22             500             568,075
Transportation Trust Fund
   Authority Series C
   Prerefunded 6/15/13 @ 100
     5.500%                                                                         6/15/24           4,000           4,416,800
                                                                                                                ---------------
                                                                                                                     12,984,752
                                                                                                                ---------------
NEW YORK -- 0.8%
Long Island Power Authority
     5.000%                                                                         12/1/35             200             211,208
New York City Industrial Development
   Agency, Queens Baseball Stadium
   Project (AMBAC Insured)
     5.000%                                                                          1/1/31           1,000           1,072,330
                                                                                                                ---------------
                                                                                                                      1,283,538
                                                                                                                ---------------
NORTH CAROLINA -- 1.1%
Harnett County, Certificates of
   Participation (FSA Insured)
     5.125%                                                                         12/1/23             265             284,809
Municipal Power Agency No.1 Catawba
     6.000%                                                                          1/1/09           1,385           1,446,424
                                                                                                                ---------------
                                                                                                                      1,731,233
                                                                                                                ---------------
OHIO -- 6.2%
City of Akron(b)
     6.500%                                                                         11/1/15             865           1,043,709
City of Cincinnati Schools,
   Certificates of Participation
     5.000%                                                                        12/15/28           1,500           1,595,460
Cleveland Municipal School District
   (FSA Insured)
     5.250%                                                                         12/1/18           2,330           2,544,709
Columbus Regional Port Authority,
   Rickenbacker International
   Airport Series A
     5.375%                                                                          1/1/32           1,545           1,731,636
Olentagy Local School District
   (FSA Insured)
     4.500%                                                                         12/1/32           1,500           1,505,895
Stark County Plain School
   District (FGIC Insured)
     6.000%                                                                         12/1/25             180             195,471
Steubenville Hospital -
   Trinity Medical Center
     6.375%                                                                         10/1/20           1,010           1,101,678
                                                                                                                ---------------
                                                                                                                      9,718,558
                                                                                                                ---------------
PENNSYLVANIA -- 0.7%
State Health & Education Facilities
   Authority, Chester County
   Hospital Series A
     6.750%                                                                          7/1/31           1,000           1,094,500

PUERTO RICO -- 1.0%
Commonwealth of Puerto Rico Series A
     5.250%                                                                          7/1/22           1,500           1,633,275

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
SOUTH CAROLINA -- 0.9%
Lexington County School District No.1
   School Facilities Corp.
     5.250%                                                                         12/1/28     $     1,300     $     1,390,545

TENNESSEE -- 1.5%
Metropolitan Government Nashville
   & Davidson County Health &
   Educational Facilities Board
   (AMBAC Insured)
     6.000%                                                                         12/1/16           1,500           1,717,005
Tennessee Energy Acquisition Corp.
     5.250%                                                                          9/1/20             500             556,875
                                                                                                                ---------------
                                                                                                                      2,273,880
                                                                                                                ---------------
TEXAS -- 11.7%
Alvin Independent School District
   (PSF Guaranteed)
     4.500%                                                                         2/15/26             500             503,325
Birdville Independent School District
   (PSF Guaranteed)
     6.000%                                                                         2/15/21           2,135           2,276,785
Canyon Independent School District
   (PSF Guaranteed)
     5.375%                                                                         2/15/24           1,170           1,265,004
City of Killeen
     4.700%                                                                          8/1/24             340             351,632
City of San Antonio
     5.000%                                                                          2/1/12              15              15,937
Kountze Independent School District
   (PSF Guaranteed)
     5.250%                                                                         8/15/29           1,000           1,090,570
Leander Independent School District
   (PSF Guaranteed)
     0.000%                                                                         8/15/24           5,000           1,728,400
Lewisville Independent School District
   Unrefunded Balance (PSF Guaranteed)
     6.000%                                                                         8/15/17             100             105,778
Northwest Independent School
   District (PSF Guaranteed)
     5.000%                                                                         8/15/28              65              67,846
Northwest Independent School
   District Prerefunded 2/15/13 @ 100
   (PSF Guaranteed)
     5.000%                                                                         8/15/28           1,160           1,243,764
State Transportation Commission,
   Mobility Fund
     5.000%                                                                          4/1/24           4,500           4,808,655
Texas State Public Finance Authority,
   Texas Tech College
     6.250%                                                                          8/1/09             795             821,974
United Independent School District
   (PSF Guaranteed)
     4.500%                                                                         8/15/30           1,000             998,510
University of Texas
     5.000%                                                                         8/15/34           1,895           1,990,319
University of Texas Permanent
   University Fund Series B
     5.000%                                                                          7/1/26           1,000           1,060,860
                                                                                                                ---------------
                                                                                                                     18,329,359
                                                                                                                ---------------

                       See Notes to Financial Statements.

                      PHOENIX INSIGHT TAX-EXEMPT BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

  COUPON                                                                                            PAR
   RATE                                                                           MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
VIRGINIA -- 4.3%
Henrico County Economic
   Development Authority,
   Regional Jail Project
     6.125%                                                                         11/1/17     $     2,405     $     2,607,357
Loudoun County Industrial
   Development Authority, Howard
   Hughes Medical Institute Series C
     3.340%                                                                         2/15/38           1,900           1,900,000
Upper Occoquan Sewage
   Authority (MBIA Insured)
     5.150%                                                                          7/1/20           2,000           2,260,340
                                                                                                                ---------------
                                                                                                                      6,767,697
                                                                                                                ---------------
WEST VIRGINIA -- 0.3%
Monongalia County Community
   Hospital Series A
     5.000%                                                                          7/1/30             500             512,160

WISCONSIN -- 1.8%
State Health & Educational Facilities
   Authority (Radian Insured)
     5.000%                                                                         8/15/18           2,000           2,038,620
State of Wisconsin
     6.875%                                                                          6/1/11             750             820,185
                                                                                                                ---------------
                                                                                                                      2,858,805
                                                                                                                ---------------
WYOMING -- 1.3%
Sweetwater County Power Board
   Project (MBIA Insured)
     5.000%                                                                         6/15/13           2,000           2,101,480
                                                                                                                ---------------

TOTAL MUNICIPAL TAX-EXEMPT BONDS
   (Identified cost $146,226,574)                                                                                   154,017,407
                                                                                                                ---------------

TOTAL LONG-TERM INVESTMENTS--98.6%
   (Identified Cost $146,226,574)                                                                                   154,017,407
                                                                                                                ---------------

                                                                                                  SHARES             VALUE
                                                                                                -----------     ---------------
SHORT-TERM INVESTMENTS -- 0.1%
MONEY MARKET MUTUAL FUNDS -- 0.1%
AIM Tax-Free Investment Co. Cash
   Reserve Portfolio (seven day
   effective yield 3.52%)                                                                            10,423     $        10,423
Goldman Sachs Financial Square
   Tax-Exempt Money Market Portfolio
   (seven day effective yield 3.63%)                                                                 81,109              81,109
                                                                                                                ---------------
                                                                                                                         91,532
                                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $91,532)                                                                                             91,532
                                                                                                                ---------------
TOTAL INVESTMENTS -- 98.7%
   (Identified cost $146,318,106)                                                                                   154,108,939(a)

OTHER ASSETS & LIABILITIES, NET -- 1.3%                                                                               2,009,862
                                                                                                                ---------------
NET ASSETS -- 100.0%                                                                                            $   156,118,801
                                                                                                                ===============

----------
(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $7,819,304 and gross depreciation of $4,485 for federal income tax purposes. At December 31, 2006, the aggregate cost of securities for federal income tax purposes was $146,294,120.

(b) Escrowed to maturity.

(c) At December 31, 2006, 53% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: FGIC 13.1%, and FSA 17.1%.

(d) Variable or step coupon security, interest rate shown reflects the rate currently in effect.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to a value of $1,030,850 or 0.66% of net assets.

                       See Notes to Financial Statements.

                  PHOENIX INSIGHT GOVERNMENT MONEY MARKET FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                      12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Federal Agency Securities                                                    59%
Repurchase Agreements                                                        41

ANNUALIZED                                                                                          PAR
YIELD/RATE                                                                        MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
FEDERAL AGENCY SECURITIES(c) -- 35.2%
FHLB
     5.200%                                                                         1/19/07     $    25,000     $    24,935,000
FHLMC
     5.073%                                                                          1/2/07          25,000          24,996,528
     5.170%                                                                         1/16/07          60,000          59,870,750
     5.210%                                                                         1/23/07          25,000          24,920,403
FNMA
     5.175%                                                                         1/10/07          48,200          48,137,641
     5.180%                                                                         1/24/07          11,000          10,963,596
                                                                                                                ---------------
TOTAL FEDERAL AGENCY SECURITIES
   (Identified cost $193,823,918)                                                                                   193,823,918
                                                                                                                ---------------
FEDERAL AGENCY SECURITIES--VARIABLE(b) -- 23.7%
FHLMC
     4.250%                                                                          4/5/07          50,000          49,873,713
FNMA
     5.410%                                                                        12/28/07          40,000          40,000,000
Overseas Private Investment Corp.
     5.350%                                                                          1/3/07          27,023          27,023,257
     5.350%                                                                         1/10/07          13,490          13,490,000
                                                                                                                ---------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE
   (Identified cost $130,386,970)                                                                                   130,386,970
                                                                                                                ---------------

                                                                                                  SHARES
                                                                                                -----------
MUTUAL FUNDS -- 0.0%
MONEY MARKET MUTUAL FUNDS -- 0.0%
AIM Short-Term Investment
   Trust Treasury Portfolio
   (seven-day effective yield 5.14%)                                                                 58,717              58,717
Goldman Sachs Financial Square
   Treasury Obligation Portfolio
   (seven-day effective yield 5.09%)                                                                 25,603              25,603
                                                                                                                ---------------
TOTAL MONEY MARKET MUTUAL FUNDS
   (Identified cost $84,320)                                                                                             84,320
                                                                                                                ---------------
TOTAL MUTUAL FUNDS
   (Identified cost $84,320)                                                                                             84,320
                                                                                                                ---------------

ANNUALIZED                                                                                          PAR
YIELD/RATE                                                                        MATURITY         (000)             VALUE
----------                                                                       ----------     -----------     ---------------
REPURCHASE AGREEMENTS -- 41.4%
Bank of America repurchase
   agreement, 5.36% dated
   12/29/06, due 1/2/07,
   repurchase price $97,243,230
   collateralized by FNMA 5%
   3/1/34 market value
   $98,733,064.                                                                      1/2/07     $    97,186     $    97,185,998
Bank of Tokyo N.A. repurchase
   agreement, 5.30% dated
   12/29/06, due 1/2/07,
   repurchase price $106,062,422
   collateralized by FNMA 6%
   4/1/33 market value
   $88,774,296 and FNMA 5.173%
   6/1/35 market value
   $18,859,276.                                                                      1/2/07         106,000         106,000,000
Lehman Brothers repurchase
   agreement, 5.20% dated
   12/29/06, due 1/2/07, repurchase
   price $25,002,538 collateralized
   by FGPC 6% 12/1/36 market
   value $6,963,564 and FNMA
   4.50% 11/1/19 market
   value $18,789,052.                                                                1/2/07          25,000          25,000,000
                                                                                                                ---------------
TOTAL REPURCHASE AGREEMENTS
   (Identified cost $228,185,998)                                                                                   228,185,998
                                                                                                                ---------------
TOTAL INVESTMENTS -- 100.3%
   (Identified cost $552,481,206)                                                                                   552,481,206(a)

OTHER ASSETS & LIABILITIES, NET -- (0.3%)                                                                            (1,699,684)
                                                                                                                ---------------
NET ASSETS -- 100.0%                                                                                            $   550,781,522
                                                                                                                ===============

----------
(a) Federal Income Tax Information: At December 31, 2006, the aggregate cost of securities was the same for book and federal income tax purposes.

(b) Variable or step coupon security, interest rate shown reflects the rate currently in effect.

(c) The interest rate shown is the coupon rate.

                       See Notes to Financial Statements.

                        PHOENIX INSIGHT MONEY MARKET FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                      12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Medium Term Notes                                                            58%
Commercial Paper                                                             36
Asset-Backed Securities                                                       3
Municipal Bonds                                                               2
Repurchase Agreements                                                         1

ANNUALIZED                                                                        MATURITY/         PAR
YIELD/RATE                                                                       RESET DATE        (000)             VALUE
----------                                                                       ----------     -----------     ---------------
ASSET-BACKED SECURITIES -- 2.8%
G-Star, Ltd. 02-2A, A1MA 144A(b)(c)
     5.420% (10/25/17)(d)                                                           1/25/07     $    28,797     $    28,797,165
Putnam Structured Product
   Funding 02-1A, A1MF 144A(b)(c)
     5.395% (7/15/38)(d)                                                            1/16/07          76,000          76,000,000
                                                                                                                ---------------
TOTAL ASSET-BACKED SECURITIES
   (Identified cost $104,797,165)                                                                                   104,797,165
                                                                                                                ---------------
COMMERCIAL PAPER(g) -- 35.2%
Amsterdam Funding Corp.
     5.300%                                                                         1/17/07          10,000           9,976,444
Bishop's Gate
     5.350%                                                                         1/11/07          80,000          79,881,667
     5.380%                                                                         1/19/07          22,000          21,940,820
     5.370%                                                                         1/26/07          20,000          19,925,417
Broadhollow Funding LLC
     5.320%                                                                         5/12/07         100,000          99,837,444
Bryant Park Funding
     5.310%                                                                         1/16/07          50,477          50,365,320
Compass Securitization LLC
     5.300%                                                                         1/16/07          18,840          18,798,395
     5.330%                                                                         1/18/07          35,165          35,076,492
     5.330%                                                                         1/29/07          30,000          29,875,633
     5.340%                                                                         1/30/07          30,000          29,870,950
Galaxy Funding
     5.270%                                                                          1/2/07          38,798          38,792,320
Market Street Funding Corp.
     5.350%                                                                         1/18/07          20,772          20,719,522
National City Bank
     4.750%                                                                          1/2/07         132,251         132,251,429
Northwestern University
     5.400%                                                                         1/17/07          25,000          24,940,000
     5.350%                                                                          2/9/07          20,300          20,182,325
Paradigm Funding LLC
     5.290%                                                                         1/18/07         100,000         100,000,000
     5.300%                                                                         2/20/07          31,074          30,845,261
Rabobank
     5.250%                                                                          1/2/07         140,000         140,000,000
Ranger Funding Corp. LLC
     5.300%                                                                          2/9/07          30,000          29,827,750
Solitare Funding LLC
     5.300%                                                                         1/10/07          38,000          37,949,650

ANNUALIZED                                                                        MATURITY/         PAR
YIELD/RATE                                                                       RESET DATE        (000)             VALUE
----------                                                                       ----------     -----------     ---------------
Strand Capital LLC
     5.300%                                                                          3/6/07     $    50,000     $    49,970,556
     5.280%                                                                         3/12/07          40,000          39,941,333
     5.300%                                                                         3/18/07          50,000          49,882,222
Tasman Funding LLC
     5.300%                                                                          1/4/07          50,000          49,977,917
     5.300%                                                                          1/8/07          54,000          53,944,350
     5.310%                                                                         1/12/07          55,000          54,910,762
Thames Asset Global
   Securitization, Inc.
     5.300%                                                                          1/8/07          53,000          52,945,380
                                                                                                                ---------------
TOTAL COMMERCIAL PAPER
   (Identified cost $1,322,629,359)                                                                               1,322,629,359
                                                                                                                ---------------
MUNICIPAL BONDS -- 1.8%
COLORADO -- 1.4%
Colorado Housing & Finance
   Authority Single Family
   Housing Series B1(c)
     5.380% (11/1/32)(d)                                                             1/3/07          13,020          13,020,000
Colorado Housing & Finance
   Authority Single Family
   Housing Series B2(c)
     5.380% (11/1/30)(d)                                                             1/3/07          30,045          30,045,000
Colorado Housing & Finance
   Authority Single Family
   Housing Series 1- A1(c)
     5.380% (11/1/13)(d)                                                             1/3/07           7,660           7,660,000
                                                                                                                ---------------
                                                                                                                     50,725,000
                                                                                                                ---------------
CONNECTICUT -- 0.2%
Connecticut Housing Finance
   Authority Single Family
   Housing F-1(c)
     5.350%                                                                          1/4/07           8,236           8,236,000

UTAH -- 0.0%
Utah Housing Corp. Single
   Family Housing CL-I-C3(c)
     5.380%                                                                          1/7/07             905             905,000

                       See Notes to Financial Statements.

                        PHOENIX INSIGHT MONEY MARKET FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

ANNUALIZED                                                                        MATURITY/         PAR
YIELD/RATE                                                                       RESET DATE        (000)             VALUE
----------                                                                       ----------     -----------     ---------------
WISCONSIN -- 0.2%
Madison Community Development
   Authority 89-A(c)
     5.350%                                                                          1/4/07     $     6,740     $     6,740,000
                                                                                                                ---------------
TOTAL MUNICIPAL BONDS
   (Identified cost $66,606,000)                                                                                     66,606,000
                                                                                                                ---------------
MEDIUM TERM NOTES -- 58.5%
Alliance & Leicester plc 144A
   (United Kingdom)(b)(c)(e)
     5.360% (12/8/10)(d)                                                             1/8/07         165,000         165,000,000
American Express Bank FSB(c)
     5.320% (7/27/07)(d)                                                            1/29/07          85,000          85,000,000
American Express Centurion(c)
     5.320% (7/18/07)(d)                                                            1/18/07          98,000          98,000,000
Bank of New York Co., Inc.
   (The) 144A(b)(c)
     5.340% (3/10/15)(d)                                                            1/10/07         170,000         169,983,474
CC USA, Inc. 144A(b)(c)
     5.360% (1/16/07)(d)                                                            1/16/07         123,000         123,001,855
CFM International, Inc.(c)
     5.370% (1/1/10)(d)                                                              1/2/07          17,740          17,740,000
Eli Lilly Services, Inc. 144A(b)(c)
     5.339% (9/1/10)(d)                                                              1/2/07          50,000          50,000,000
Ford Credit Auto Owner Trust
   06-C A1 144A(b)
     5.357%                                                                        12/15/07         120,491         120,490,739
General Electric Capital Corp.(c)
     5.475% (7/9/07)(d)                                                              1/9/07          15,000          15,000,000
Goldman Sachs Group, Inc.(c)
     5.380%(g)(f) (4/10/07)(d)                                                      1/10/07          85,000          85,000,000
Goldman Sachs Group,
   Inc. 144A(b)(c)
     5.475% (9/14/07)                                                               1/16/07         100,000         100,000,000
Harrier Finance Funding LLC
   144A(b)(c)
     5.310% (3/15/07)(d)                                                            1/16/07         105,000         104,997,900
     5.310%                                                                         1/23/07          63,000          62,999,085
     5.310%                                                                         1/29/07          55,000          54,999,581
Hyundai Auto Receivables
   Trust 06-B A1
     5.348% (11/15/07)(d)                                                           1/16/07          29,972          29,971,792
K2 LLC 144A(b)(c)
     5.330% (1/30/07)(d)                                                             1/2/07         100,000         100,003,169
     5.320%                                                                         3/15/07          60,000          59,998,787
Lehman Brothers Holdings, Inc.(c)
     5.500% (6/22/08)(d)                                                            1/22/07         119,165         119,171,239
Money Market Trust A-2 144A(b)(c)(f)
     5.425% (11/8/07)(d)                                                            1/16/07         158,000         158,000,000
National Rural Utilities
   Cooperative Finance Corp.(c)
     5.339% (6/1/11)(d)                                                              1/2/07          70,000          70,000,000
Rural Electric Cooperative
   Grantor Trust (Kansas Electric
   Power Cooperative)(c)
     5.350% (12/18/17)(d)                                                            1/3/07           9,640           9,640,000
Sigma Finance, Inc. 144A(b)(c)
     5.310% (6/21/07)(d)                                                            1/22/07         175,000         174,991,801

ANNUALIZED                                                                        MATURITY/         PAR
YIELD/RATE                                                                       RESET DATE        (000)             VALUE
----------                                                                       ----------     -----------     ---------------
Tango Finance Corp.144A(b)(c)
     5.310% (8/22/07)(d)                                                            1/22/07     $   125,000     $   124,992,021
Westdeutsche Landesbank AG
   144A (Germany)(b)(c)(e)
     5.390% (8/22/07)(d)                                                            1/10/07         100,000         100,000,000
                                                                                                                ---------------
TOTAL MEDIUM TERM NOTES
   (Identified cost $2,198,981,443)                                                                               2,198,981,443
                                                                                                                ---------------
REPURCHASE AGREEMENTS -- 2.0%
Bank of America repurchase
   agreement, 5.30% dated
   12/29/06, due 01/2/07, repurchase
   price $27,830,381 collateralized
   by FNMA 5% 7/1/35 market
   value $28,256,686.                                                                1/2/07          27,814          27,814,002
Bank of Tokyo N.A. repurchase
   agreement, 5.30% dated
   12/29/06, due 01/2/07, repurchase
   price $49,028,858 collateralized
   by FNMA 5.173% 6/1/35
   market value $49,779,541.                                                         1/2/07          49,000          49,000,000
                                                                                                                ---------------
TOTAL REPURCHASE AGREEMENTS
   (Identified cost $76,814,002)                                                                                     76,814,002
                                                                                                                ---------------
TOTAL INVESTMENTS -- 100.3%
   (Identified cost $3,769,827,969)                                                                               3,769,827,969(a)
OTHER ASSETS & LIABILITIES, NET -- (0.3%)                                                                           (10,496,592)
                                                                                                                ---------------
NET ASSETS -- 100.0%                                                                                            $ 3,759,331,377
                                                                                                                ===============

----------
(a) Federal Income Tax Information: At December 31, 2006, the aggregate cost of securities was the same for book and federal income tax purposes.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to a value of $1,774,255,577 or 47.2% of net assets.

(c) Variable or step coupon security, interest rate shown reflects the rate currently in effect.

(d) Denotes Final Maturity Date.

(e) A corporate bond is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(f) Illiquid.

(g) The interest rate shown is the coupon rate.

                       See Notes to Financial Statements.

                  PHOENIX INSIGHT TAX-EXEMPT MONEY MARKET FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                      12/31/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Variable Rate Demand Obligations                                             82%
Commercial Paper -- Municipal                                                12
Municipal Tax-Exempt Bonds                                                    5
Money Market Mutual Funds                                                     1

ANNUALIZED                                                                        MATURITY/         PAR
YIELD/RATE                                                                       RESET DATE        (000)             VALUE
----------                                                                       ----------     -----------     ---------------
COMMERCIAL PAPER -- MUNICIPAL -- 13.1%
FLORIDA -- 1.6%
Palm Beach County School District
     3.570%                                                                          3/8/07     $    10,000     $    10,000,000
Sunshine State Government
   Finance Commission Series F
     3.530%                                                                          3/2/07             449             449,000
Sunshine State Government
   Finance Commission Series A
     3.530%                                                                          4/5/07          10,040          10,040,000
                                                                                                                ---------------
                                                                                                                     20,489,000
                                                                                                                ---------------
GEORGIA -- 0.9%
Municipal Electric Authority
   Project 1 Series A
     3.550%                                                                         4/12/07          12,000          12,000,000

ILLINOIS -- 4.0%
Illinois Health Facilities Authority,
   Evanston Northwestern Corp.
     3.650%                                                                         1/11/07          20,000          20,000,000
Illinois Health Facilities Authority,
   Evanston Hospital Corp.
     3.600%                                                                          2/8/07          10,000          10,000,000
Illinois Health Facilities Authority,
   Evanston Hospital Corp.
     3.550%                                                                         1/25/07          10,000          10,000,000
Illinois Health Facilities Authority,
   Evanston Hospital Corp.
     3.600%                                                                          2/1/07          12,000          12,000,000
                                                                                                                ---------------
                                                                                                                     52,000,000
                                                                                                                ---------------
INDIANA -- 0.4%
Indiana State Office Building
   Commission
     3.550%                                                                          3/5/07           4,796           4,796,000

MISSISSIPPI -- 1.1%
Claiborne County, Southern
   Mississippi Electric Series G1
     3.620%                                                                          4/5/07           4,500           4,500,000
Claiborne County, Southern
   Mississippi Electric Series G2
     3.650%                                                                          3/6/07          10,400          10,400,000
                                                                                                                ---------------
                                                                                                                     14,900,000
                                                                                                                ---------------

ANNUALIZED                                                                        MATURITY/         PAR
YIELD/RATE                                                                       RESET DATE        (000)             VALUE
----------                                                                       ----------     -----------     ---------------
NEVADA -- 2.1%
Clark County, Highway Revenue
   Series A
     3.580%                                                                          2/8/07     $    10,000     $    10,000,000
Clark County, Highway Revenue
   Series A
     3.620%                                                                          2/8/07          16,650          16,650,000
                                                                                                                ---------------
                                                                                                                     26,650,000
                                                                                                                ---------------
TEXAS -- 2.2%
University of Texas System,
   Board of Regents
     3.560%                                                                         2/13/07           5,000           5,000,000
University of North Texas
   Series A
     3.570%                                                                          2/8/07          10,000          10,000,000
University of Texas System,
   Board of Regents
     3.600%                                                                         2/15/07           9,500           9,500,000
University of Texas System,
   Board of Regents
     3.600%                                                                          4/2/07           4,700           4,700,000
                                                                                                                ---------------
                                                                                                                     29,200,000
                                                                                                                ---------------
WASHINGTON -- 0.8%
King County Sewer Revenue Series A
     3.600%                                                                         1/18/07          10,300          10,300,000
                                                                                                                ---------------
TOTAL COMMERCIAL PAPER -- MUNICIPAL
   (Identified cost $170,335,000)                                                                                   170,335,000
                                                                                                                ---------------
VARIABLE RATE DEMAND OBLIGATIONS(f) -- 81.0%
ALABAMA -- 3.5%
Chatom Industrial Development
   Board Pollution Control Electric
   Cooperative, Inc. (National Rural
   Utilities Co. Guaranty)
     4.080% (8/15/14)(g)                                                             1/8/07           2,825           2,825,000
Columbia Industrial Development
   Board Pollution Control Series C
   Alabama Power Co.
     4.000% (10/1/22)(g)                                                             1/2/07          20,400          20,400,000
Jefferson County Sewer Series C-2
   (XLCA Insured)
     3.970% (2/1/40)(g)                                                              1/8/07          12,300          12,300,000

                       See Notes to Financial Statements.

                  PHOENIX INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

ANNUALIZED                                                                        MATURITY/         PAR
YIELD/RATE                                                                       RESET DATE        (000)             VALUE
----------                                                                       ----------     -----------     ---------------
ALABAMA--CONTINUED
Jefferson County Sewer
   Series C-4 (XLCA Insured)
     3.940% (2/1/40)(g)                                                              1/8/07     $    10,000     $    10,000,000
                                                                                                                ---------------
                                                                                                                     45,525,000
                                                                                                                ---------------
ALASKA -- 2.2%
State Housing Finance Corp.
   University of Alaska Series A
     4.030% (12/1/27)(g)                                                             1/8/07          23,300          23,300,000
State Housing Finance Corp.
   (Spears) Series DB-132 144A
   (FGIC Insured)(b)
     3.940% (12/1/41)(g)                                                             1/8/07           5,225           5,225,000
                                                                                                                ---------------
                                                                                                                     28,525,000
                                                                                                                ---------------
ARIZONA -- 2.5%
ABN-AMRO Munitops Certificates
   Trust Series 06-5 144A
   (MBIA Insured)(b)
     3.960% (1/1/37)(g)                                                              1/8/07           8,695           8,695,000
Salt River Project
   Series 02-6010, 144A(b)
     3.960% (1/1/25)(g)                                                              1/8/07           9,900           9,900,000
Salt River Project ROCS
   RR II R 640 144A
     3.950% (1/1/35)(b)(g)                                                           1/8/07           7,440           7,440,000
Salt River Project Series 06-0014
   Class A 144A(b)
     3.960% (1/1/35)(g)                                                              1/8/07           6,000           6,000,000
                                                                                                                ---------------
                                                                                                                     32,035,000
                                                                                                                ---------------
COLORADO -- 1.6%
Regional Transportation District
   (Eagle-06-128) 144A Class A
     3.960% (11/1/36)(b)(g)                                                          1/2/07           4,740           4,740,000
Westminster Economic
   Development Authority,
   Mandalay Gardens Urban
   Renewal Project
     3.920% (12/1/28)(g)                                                             1/8/07           5,690           5,690,000
Westminster Economic
   Development Authority, North
   Huron Urban Renewal Project
     3.920% (12/1/28)(g)                                                             1/8/07          10,450          10,450,000
                                                                                                                ---------------
                                                                                                                     20,880,000
                                                                                                                ---------------
CONNECTICUT -- 0.3%
State of Connecticut Transportation
   Infrastructure Series 2
     4.000% (2/1/22)(g)                                                              1/8/07           3,600           3,600,000

FLORIDA -- 8.4%
Dade County Industrial
   Development Authority Florida
   Power & Light Co.
     4.000% (6/1/21)(g)                                                              1/2/07          10,800          10,800,000

ANNUALIZED                                                                        MATURITY/         PAR
YIELD/RATE                                                                       RESET DATE        (000)             VALUE
----------                                                                       ----------     -----------     ---------------
FLORIDA--CONTINUED
Peace River Manasota Regional
   Water Supply Authority (Eagle)
   Series 06-0033A 144A
   (FSA Insured)(b)
     3.960% (10/1/35)(g)                                                             1/8/07     $     6,270     $     6,270,000
Putnam County Development
   Authority Pollution Control
   Seminole Electric Cooperative,
   Inc. Series D
     3.580% (12/15/09)(g)                                                           6/15/07(e)       17,485          17,485,000
St. Lucie County Pollution
   Control Florida Power &
   Light Co. Project
     4.010% (9/1/28)(g)                                                              1/2/07          25,000          25,000,000
Sunshine State, Governmental
   Financing Commission
   (AMBAC Insured)
     4.000% (7/1/16)(g)                                                              1/2/07          50,000          50,000,000
                                                                                                                ---------------
                                                                                                                    109,555,000
                                                                                                                ---------------
GEORGIA -- 2.3%
Burke County Development
   Authority Pollution Control
   Vogtle Power Plant Series 1
     3.760% (9/1/30)(g)                                                              6/1/07(e)       24,000          24,000,000
Monroe County Development
   Authority Pollution Control
   Scherer Power Plant Series 95-2
     3.760% (7/1/25)(g)                                                              6/1/07(e)        6,000           6,000,000
                                                                                                                ---------------
                                                                                                                     30,000,000
                                                                                                                ---------------
HAWAII -- 0.8%
ABN-AMRO Munitops
   Certificates Trust Series
   01-11 144A (FSA Insured)(b)(d)
     3.700% (9/1/09)(g)                                                             9/20/07           9,980           9,980,000

ILLINOIS -- 13.9%
ABN-AMRO Munitops Certificates
   Trust Series 06- 2 144A
   (MBIA Insured)(b)
     4.010% (3/1/14)(g)                                                              1/8/07          14,995          14,995,000
Chicago (Eagle) Series 03-0006,
   A 144A (MBIA Insured)(b)
     3.960% (1/1/42)(g)                                                              1/8/07           4,800           4,800,000
Chicago Board of Education
   Series D-2
     4.000% (3/1/36)(g)                                                              1/2/07          50,000          50,000,000
Development & Finance
   Authority Harris Theater
   for Music & Dance
     3.940% (3/1/40)(g)                                                              1/8/07           5,000           5,000,000
Development & Finance
   Authority Evanston McGaw
   YMCA Project
     3.970% (6/1/27)(g)                                                              1/8/07           4,000           4,000,000
Development & Finance Authority
   Lake Forest Academy
     3.940% (12/1/24)(g)                                                             1/8/07           4,000           4,000,000

                       See Notes to Financial Statements.

                  PHOENIX INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

ANNUALIZED                                                                        MATURITY/         PAR
YIELD/RATE                                                                       RESET DATE        (000)             VALUE
----------                                                                       ----------     -----------     ---------------
ILLINOIS--CONTINUED
Development & Finance Authority
   North Park University
     3.950% (10/1/29)(g)                                                             1/8/07     $    22,800     $    22,800,000
Development & Finance Authority
   Sacred Heart of Chicago
   Schools Project
     3.940% (7/1/33)(g)                                                              1/8/07           2,300           2,300,000
Educational Facilities
   Authority Adler Planetarium
     3.980% (4/1/31)(g)                                                              1/8/07          10,000          10,000,000
Educational Facilities Authority
   Field Museum of Natural History
     3.950% (11/1/32)(g)                                                             1/8/07          15,400          15,400,000
Educational Facilities Authority
   Lake Forest Graduate School
     3.990% (12/1/28)(g)                                                             1/8/07           3,900           3,900,000
Finance Authority Lake Forest
   Country Day School
     3.940% (7/1/35)(g)                                                              1/8/07           3,250           3,250,000
Health Facilities Authority
   Advocate Health Care Network
     3.850% (11/15/22)(g)                                                            7/6/07(e)       10,575          10,575,000
Hoffman Estates Economic
   Development Project
     3.930% (1/1/10)(g)                                                              1/8/07          12,100          12,100,000
Illinois Finance Authority
   Evanston Northwestern
   Healthcare Corp.
     3.950% (5/1/31)(g)                                                              1/8/07           1,000           1,000,000
Illinois Finance Authority IIT
   Research Institute
     3.970% (10/1/34)(g)                                                             1/8/07           7,790           7,790,000
Village of Crestwood, Trinity
   Christian College
     3.960% (9/1/28)(g)                                                              1/8/07           8,545           8,545,000
                                                                                                                ---------------
                                                                                                                    180,455,000
                                                                                                                ---------------
INDIANA -- 3.8%
Health & Education Facilities
   Finance Authority Union
   Hospital Series 06- A
     3.960% (9/1/36)(g)                                                              1/8/07           7,600           7,600,000
Health Facilities Finance Authority
   Ascension Health Credit
   Group Series A-1
     3.820% (11/15/36)(g)                                                            7/3/07(e)        5,000           5,000,000
Health Facilities Finance Authority
   Ascension Health Credit
   Group Series A-3
     3.350% (11/15/36)(g)                                                           1/30/07(e)       21,000          21,000,000
Health Facilities Finance
   Authority Union Hospital,
   Inc. Project
     3.990% (9/1/27)(g)                                                              1/8/07           7,200           7,200,000
Purdue University
     3.970% (7/1/27)(g)                                                              1/8/07             250             250,000
South Bend Economic
   Development, Stanley Clark
   School Project
     3.990% (11/1/30)(g)                                                             1/8/07           2,000           2,000,000

ANNUALIZED                                                                        MATURITY/         PAR
YIELD/RATE                                                                       RESET DATE        (000)             VALUE
----------                                                                       ----------     -----------     ---------------
INDIANA--CONTINUED
Transportation Finance Authority
   (Spears) Series DB-114 144A
   (FGIC Insured)(b)
     3.940% (6/1/29)(g)                                                              1/8/07     $     3,950     $     3,950,000
Transportation Finance Authority
   (Spears) Series DB-117 144A
   (FGIC Insured)(b)
     3.940% (6/1/29)(g)                                                              1/8/07           2,075           2,075,000
                                                                                                                ---------------
                                                                                                                     49,075,000
                                                                                                                ---------------
KENTUCKY -- 1.2%
Covington Building Authority
     4.010% (4/1/19)(g)                                                              1/2/07           1,260           1,260,000
Lexington-Fayette Urban County
   First Bracktown Income Project
     3.970% (12/1/31)(g)                                                             1/8/07           5,000           5,000,000
Mason County Pollution Control
   East Kentucky Power
   Cooperative, Inc. Series B-2
     4.080% ((10/15/14)(g)                                                           1/8/07           5,670           5,670,000
Mason County Pollution Control
   East Kentucky Power
   Cooperative, Inc. Series B-3
     4.080% (10/15/14)(g)                                                            1/8/07           3,960           3,960,000
                                                                                                                ---------------
                                                                                                                     15,890,000
                                                                                                                ---------------
MASSACHUSETTS -- 0.8%
Commonwealth of Massachusetts
     3.900% (2/1/28)(g)                                                              1/8/07           2,000           2,000,000
Massachusetts Bay Transit
   Authority ROCS RR II R 9022 144A (b)
     3.950% (7/1/34)(g)                                                              1/8/07           6,000           6,000,000
Route 3 North Transportation
   Improvement Association,
   Series B
     3.890% (6/15/33)(g)                                                             1/8/07           2,000           2,000,000
                                                                                                                ---------------
                                                                                                                     10,000,000
                                                                                                                ---------------
MICHIGAN -- 2.4%
Detroit Sewage Disposal Revenue
   (Eagle) 144A(b)
     3.960% (7/1/36)(g)                                                              1/8/07           5,450           5,450,000
Grand Valley State University
   Series A (AMBAC Insured)
     3.910% (2/1/27)(g)                                                              1/8/07          15,540          15,540,000
L'Anse Creuse Public Schools
   (Eagle) Series 06-0032, Class A
   144A (FSA, Q-SBLF Insured)(b)
     3.960% (5/1/35)(g)                                                              1/8/07           3,700           3,700,000
Southgate Properties Project
   State Strategic Fund Limited
     3.920% (8/1/23)(g)                                                              1/8/07           6,450           6,450,000
                                                                                                                ---------------
                                                                                                                     31,140,000
                                                                                                                ---------------
MISSISSIPPI -- 1.6%
Jackson County, Chevron USA,
   Inc. Project
     4.000% (6/1/23)(g)                                                              1/2/07          20,755          20,755,000

                       See Notes to Financial Statements.

                  PHOENIX INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

ANNUALIZED                                                                        MATURITY/         PAR
YIELD/RATE                                                                       RESET DATE        (000)             VALUE
----------                                                                       ----------     -----------     ---------------
MISSOURI -- 2.1%
Bi-State Development Agency
MetroLink Cross County Project
   Series A (FSA Insured)
     3.930% (10/1/32)(g)                                                             1/8/07     $     7,000     $     7,000,000
St. Louis County Industrial
   Development & Educational
   Facilities Whitefield School, Inc.
   Series B
     3.950% (6/15/24)(g)                                                             1/8/07           1,100           1,100,000
State Health & Educational
   Facilities Authority St. Louis
   University Series A
     3.950% (10/1/35)(g)                                                             1/2/07           2,270           2,270,000
State Health & Educational
   Facilities Authority Washington
   University (Eagle)
   Series 02-6026, A 144A(b)
     3.960% (2/15/33)(g)                                                             1/8/07           2,700           2,700,000
State Health & Educational
   Facilities Authority Washington
   University (Eagle)
   Series 03-0003, A 144A(b)
     3.960% (2/15/33)(g)                                                             1/8/07           9,900           9,900,000
State Health & Educational
   Facilities Authority Washington
   University Series B
     3.980% (9/1/30)(g)                                                              1/2/07           4,800           4,800,000
                                                                                                                ---------------
                                                                                                                     27,770,000
                                                                                                                ---------------
NEVADA -- 3.2%
ABN-AMRO Munitops Certificates
   Trust Multi-State Series
   01-19 144A (FGIC Insured) (b)
     4.010% (6/1/09)(g)                                                              1/8/07          10,950          10,950,000
Las Vegas Water District
     4.000% (7/20/06)(g)                                                             1/2/07          30,000          30,000,000
                                                                                                                ---------------
                                                                                                                     40,950,000
                                                                                                                ---------------
NEW YORK -- 1.4%
ABN AMRO Munitops Certificates
   Trust Series 92-2 144A
   (FSA Insured)(b)
     3.930% (4/4/07)(g)                                                              1/8/07          14,605          14,605,000
New York City Municipal Water
   Finance Authority Subseries F-2
     3.970% (6/15/35)(g)                                                             1/2/07           4,180           4,180,000
                                                                                                                ---------------
                                                                                                                     18,785,000
                                                                                                                ---------------
NORTH CAROLINA -- 0.7%
North Carolina Capital Facilities
   Finance Agency
   Eagle-06-0131-Class A 144A (b)
     3.960% (10/1/44)(g)                                                             1/8/07           6,000           6,000,000
North Carolina Capital Facilities
   Financial Agency (Eagle) 06-0159
   Class A 144A
     3.960% (10/1/41)(g)                                                             1/8/07           2,800           2,800,000
                                                                                                                ---------------
                                                                                                                      8,800,000
                                                                                                                ---------------

ANNUALIZED                                                                        MATURITY/         PAR
YIELD/RATE                                                                       RESET DATE        (000)             VALUE
----------                                                                       ----------     -----------     ---------------
OHIO -- 1.6%
Metrohealth System Cuyahoga
   County Hospital
     3.930% (2/1/35)(g)                                                              1/8/07     $     8,030     $     8,030,000
Ratner School Project
   Cuyahoga County
     3.990% (8/1/32)(g)                                                              1/8/07           6,500           6,500,000
State Higher Educational Facility
   Commission (Pooled Financing
   2002 Program) Series A
     3.950% (9/1/27)(g)                                                              1/8/07           4,530           4,530,000
State Higher Educational Facility
   Commission (Pooled Financing
   2003 Program) Series A
     3.980% (9/1/24)(g)                                                              1/8/07           1,360           1,360,000
                                                                                                                ---------------
                                                                                                                     20,420,000
                                                                                                                ---------------
OREGON -- 2.5%
Clakamas County Hospital
   Facility Authority Legacy
   Health System
     3.900% (2/15/30)(g)                                                             1/8/07          26,050          26,050,000
Eugene Electric Utility (Eagle)
   Series 03-0022, 144A
   (MBIA Insured)(b)
     3.960% (8/11/21)(g)                                                             1/8/07           5,880           5,880,000
                                                                                                                ---------------
                                                                                                                     31,930,000
                                                                                                                ---------------
PENNSYLVANIA -- 2.1%
Industrial Development Authority
   Delaware County Pollution
   Control Exelon
     4.000% (4/1/21)(g)                                                              1/2/07          20,000          20,000,000
Industrial Development Authority
   Berks County Richard J. Caron
   Foundation Project
     3.970% (9/1/25)(g)                                                              1/8/07           2,700           2,700,000
Pennsylvania Intergovernmental
   Cooperative Authority Special
   Tax (City of Philadelphia Funding
   Program) (AMBAC Insured)
     3.930% (6/15/22)(g)                                                             1/8/07           2,175           2,175,000
Philadelphia Water & Wastewater
     3.890% (6/15/23)(g)                                                             1/8/07           3,000           3,000,000
                                                                                                                ---------------
                                                                                                                     27,875,000
                                                                                                                ---------------
TENNESSEE -- 0.2%
Nashville & Davidson County
   Health & Educational Facilities
   Board (Ascension Health)
   Series B
     3.400%                                                                          1/3/07(e)        2,000           2,000,000

TEXAS -- 13.2%
ABN-AMRO Munitops Certificates
   Trust (Multi-State) Series 15 144A
   (PSF Guaranteed Insured)(b)
     4.010% (8/1/10)(g)                                                              1/8/07          15,925          15,925,000
ABN-AMRO Munitops Certificates
   Trust Multi-State Series 01-08 144A
   (PSF Guaranteed Insured)(b)
     3.960% (2/15/07)(g)                                                             1/8/07           5,000           5,000,000

                       See Notes to Financial Statements.

                  PHOENIX INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

ANNUALIZED                                                                        MATURITY/         PAR
YIELD/RATE                                                                       RESET DATE        (000)             VALUE
----------                                                                       ----------     -----------     ---------------
TEXAS--CONTINUED
ABN-AMRO Munitops Certificates
   Trust Multi-State Series 99-9 144A
   (PSF Guaranteed Insured)(b)
     3.940% (8/8/07)(g)                                                              1/8/07     $    10,002     $    10,002,000
Corpus Christi Utility Systems
   (Spears) Series DB-126 144A
   (FSA Insured)(b)
     3.940% (7/15/20)(g)                                                             1/8/07           5,505           5,505,000
Denton Independent School
   District Series 05-A
     4.030% (8/1/35)(g)                                                              1/8/07          15,200          15,200,000
Harris County Department of
   Education Public Facility Corp.
   P-FLOAT PT 3357 144A
   (MBIA Insured)
     3.600% (2/15/23)(b)(g)                                                          1/8/07           5,830           5,830,000
Harris County Health Facilities
   Development Corp. Texas
   Children's Hospital Series B-1
   (MBIA Insured)
     3.980% (10/1/29)(g)                                                             1/2/07           9,800           9,800,000
Nueces County Health Facilities
   Development Corp. Driscoll
   Foundation Children's Hospital
     4.030% (7/1/15)(g)                                                              1/8/07          17,600          17,600,000
San Antonio Electric & Gas
     4.030% (2/1/33)(g)                                                              1/8/07          31,000          31,000,000
State of Texas (Eagle)
   06-0125, Class A 144A
     3.960% (4/1/33)(g)                                                              1/8/07           9,040           9,040,000
State of Texas (Eagle)
   Series 03-0026, Class A 144A
     3.960% (10/1/15)(b)(g)                                                          1/8/07           2,410           2,410,000
State Veterans Housing Assistance
   Program Fund I
   (VA Guaranteed Insured)
     3.890% (12/1/16)(g)                                                             1/8/07           8,550           8,550,000
Texas Small Business Industrial
   Development Corp.
     4.030% (7/1/26)(g)                                                              1/8/07          35,000          35,000,000
                                                                                                                ---------------
                                                                                                                    170,862,000
                                                                                                                ---------------
VIRGINIA -- 1.3%
Loudoun County Industrial
   Development Authority, Howard
   Hughes Medical Institute
   Series C
     3.960% (2/15/38)(g)                                                             1/2/07          17,500          17,500,000

WASHINGTON -- 1.8%
Issaquah Community Properties
   Series A
     3.940% (2/15/21)(g)                                                             1/8/07          15,000          15,000,000
State of Washington
   ROCS RR II R 614 144A(b)
     3.950% (1/1/30)(g)                                                              1/8/07           7,735           7,735,000

ANNUALIZED                                                                        MATURITY/         PAR
YIELD/RATE                                                                       RESET DATE        (000)             VALUE
----------                                                                       ----------     -----------     ---------------
WASHINGTON--CONTINUED
Washington State, Public
   Power Supply Systems
   Nuclear Project No. 1
     3.900% (7/1/17)(g)                                                              1/8/07     $       900     $       900,000
                                                                                                                ---------------
                                                                                                                     23,635,000
                                                                                                                ---------------
WEST VIRGINIA -- 1.6%
ABN-AMRO Munitops Certificates
   Trust Multi-State Series 00-12 144A
   (MBIA Insured)(b)
     3.940% (6/4/08)(g)                                                              1/8/07          15,000          15,000,000
West Virginia University (Spears)
   Series DB-119 144A
   (MBIA Insured)(b)
     3.940% (4/1/28)(g)                                                              1/8/07           5,425           5,425,000
                                                                                                                ---------------
                                                                                                                     20,425,000
                                                                                                                ---------------
WISCONSIN -- 1.0%
City of Beaver Dam, YMCA Dodge
   County Inc. Project
     3.920% (12/1/36)(g)                                                             1/8/07           3,900           3,900,000
Health & Educational Facilities
   Pine Haven Christian Home
     3.920% (7/1/36)(g)                                                              1/8/07           7,660           7,660,000
Milwaukee Redevelopment
   Authority American Society
   for Quality
     3.930% (5/1/36)(g)                                                              1/8/07           2,000           2,000,000
                                                                                                                ---------------
                                                                                                                     13,560,000
                                                                                                                ---------------
WYOMING -- 3.0%
Gillette Pollution Control
   Pacificorp Project
     4.030% (1/1/18)(g)                                                              1/8/07          13,850          13,850,000
Uinta County, Chevron USA, Inc.
   Project
     4.000% (8/15/20)(g)                                                             1/2/07          23,350          23,350,000
Uinta County, Chevron USA, Inc.
   Project
     4.000% (12/1/22)(g)                                                             1/2/07           1,700           1,700,000
                                                                                                                ---------------
                                                                                                                     38,900,000
                                                                                                                ---------------
TOTAL VARIABLE RATE DEMAND OBLIGATIONS
   (Identified cost $1,050,827,000)                                                                               1,050,827,000
                                                                                                                ---------------
MUNICIPAL TAX-EXEMPT BONDS(c) -- 4.7%
ILLINOIS -- 0.4%
State of Illinois Series 04-B
     5.000%                                                                          3/1/07           5,250           5,260,321

IOWA -- 0.3%
Higher Education Authority
   Student Loan Liquidation
     4.950%                                                                         5/24/07           3,745           3,760,538

                       See Notes to Financial Statements.

                  PHOENIX INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006
--------------------------------------------------------------------------------

ANNUALIZED                                                                        MATURITY/         PAR
YIELD/RATE                                                                       RESET DATE        (000)             VALUE
----------                                                                       ----------     -----------     ---------------
MICHIGAN -- 2.0%
State of Michigan
     4.250%                                                                         9/28/07     $    25,325     $    25,461,518

OHIO -- 0.4%
Versailles Exempt Village
   School District
     4.350%                                                                         6/26/07           5,000           5,014,197

WISCONSIN -- 1.6%
City of Sturgeon Bay
     4.400%                                                                          4/2/07             950             950,857
Fort Atkinson School District
     4.000%                                                                          8/1/07           2,250           2,252,723
Kewaskum Waterworks &
   Sewer Systems
     4.500%                                                                          6/1/07           1,500           1,501,669
Lake Geneva School
   District No. 1
     4.000%                                                                        10/15/07           2,175           2,177,122
Oak Creek-Franklin Joint
   School District
     4.000%                                                                         12/1/07           7,500           7,510,788
Tomah School District Series A
     4.000%                                                                        12/20/07           3,985           3,991,777
West de Pere School District
     3.750%                                                                         10/2/07           2,720           2,721,164
                                                                                                                ---------------
                                                                                                                     21,106,100
                                                                                                                ---------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
   (Identified cost $60,602,674)                                                                                     60,602,674
                                                                                                                ---------------

                                                                                                  SHARES             VALUE
                                                                                                -----------     ---------------
MONEY MARKET MUTUAL FUNDS -- 0.8%
AIM Tax-Free Investment Co. Cash
   Reserve Portfolio (seven day
   effective yield 3.52%)                                                                           445,163     $       445,163
Dreyfus Tax-Exempt Cash
   Management #264 (seven day
   effective yield 3.56%)                                                                             3,230               3,230
Goldman Sachs Financial Square
   Tax-Exempt Money Market Portfolio
   (seven day effective yield 3.63%)                                                              9,884,949           9,884,949
                                                                                                                ---------------
TOTAL MONEY MARKET MUTUAL FUNDS
   (Identified cost $10,333,342)
                                                                                                                     10,333,342
                                                                                                                ---------------
TOTAL INVESTMENTS -- 99.6%
   (Identified cost $1,292,098,016)                                                                               1,292,098,016(a)
OTHER ASSETS & LIABILITIES, NET -- 0.4%                                                                               5,308,506
                                                                                                                ---------------
NET ASSETS -- 100.0%                                                                                            $ 1,297,406,522
                                                                                                                ===============

----------
(a) Federal Income Tax Information: At December 31, 2006, the aggregate cost of securities was the same for book and federal income tax purposes.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to a value of $233,927,000 or 18% of net assets.

(c) The interest rate shown is the coupon rate.

(d) Illiquid and restricted security. At December 31, 2006, this security amounted to a value of $9,980,000 or 0.77% of net assets. For acquisition information, see Note 10 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

(e) Security with a "put" feature; date shown is when security may be put back for redemption.

(f) Variable rate demand note; interest rate in effect on December 31, 2006. Reset/Maturity date is the next interest rate change or exercise of the demand feature.

(g) Denotes Final Maturity Date.

                       See Notes to Financial Statements.

                              PHOENIX INSIGHT FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                      FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                                                     EQUITY FUNDS
                                                                                   -----------------------------------------------
                                                                                                        CORE           EMERGING
                                                                                     BALANCED          EQUITY           MARKETS
                                                                                       FUND             FUND             FUND
                                                                                   -------------    -------------    -------------
ASSETS
   Investment securities at value+ ............................................    $  87,367,448    $ 156,731,977    $ 248,625,019
   Foreign currency at value++ ................................................               --               --              224
   Cash .......................................................................           31,671           73,947               --
   Receivables
     Investment securities sold ...............................................          273,829        1,500,433       37,677,741
     Fund shares sold .........................................................               --            7,754           72,319
     Dividends ................................................................           82,650          147,096          393,575
     Interest .................................................................          273,134           10,086           17,241
     Tax reclaims .............................................................               --               --            7,817
   Prepaid expenses ...........................................................           44,062           42,912           48,360
   Other assets ...............................................................            3,340            6,150            9,555
   Unrealized appreciation on forward currency contracts ......................               --               --          138,346
                                                                                   -------------    -------------    -------------
         Total assets .........................................................       88,076,134      158,520,355      286,990,197
                                                                                   -------------    -------------    -------------

LIABILITIES:
   Payables
     Investment securities purchased ..........................................          247,965               --       36,144,802
     Fund shares repurchased ..................................................          130,550          128,567          121,564
     Investment advisory fee ..................................................           37,296           96,139          213,383
     Distribution and service fees ............................................            2,948            2,677            1,705
     Administration fee .......................................................           11,937           21,667           32,483
     Transfer agent fee .......................................................            4,608            9,727           10,149
     Trustees' fee ............................................................            1,078            1,954            3,077
     Trustee deferred compensation plan .......................................            3,340            6,150            9,555
     Custodian fee ............................................................           10,100            5,974          183,394
     Professional fee .........................................................           31,376           28,887           52,629
     Variation margin for futures contracts ...................................               --               --               --
     Other accrued expenses ...................................................            2,676            6,371            5,645
   Unrealized depreciation on forward currency contracts ......................               --               --          147,886
                                                                                   -------------    -------------    -------------
         Total liabilities ....................................................          483,874          308,113       36,926,272
                                                                                   -------------    -------------    -------------
NET ASSETS ....................................................................    $  87,592,260    $ 158,212,242    $ 250,063,925
                                                                                   =============    =============    =============

NET ASSETS CONSIST OF:
   Beneficial interest at Par Value ...........................................    $       5,893    $       7,250    $      20,307
   Capital paid in on shares of beneficial interest ...........................       77,449,402      130,986,345      149,028,630
   Undistributed net investment income (distributions in excess of net
     investment income) .......................................................           12,419           15,873       (1,114,214)
   Accumulated net realized gain (loss) .......................................          809,789        2,470,167       61,960,477
   Net unrealized appreciation (depreciation) .................................        9,314,757       24,732,607       40,168,725
                                                                                   -------------    -------------    -------------
NET ASSETS ....................................................................    $  87,592,260    $ 158,212,242    $ 250,063,925
                                                                                   =============    =============    =============
         CLASS A:                                     Net asset value per share    $       14.96    $       21.53    $       12.14
                                                                                   -------------    -------------    -------------
                                                       Offering price per share*   $       15.87    $       22.84    $       12.88
                                                                                   -------------    -------------    -------------
             Shares of beneficial interest outstanding, unlimited authorization          842,814          547,764          614,021
                                                                                   -------------    -------------    -------------
                                                                     Net Assets    $  12,612,632    $  11,795,399    $   7,456,467
                                                                                   -------------    -------------    -------------
         CLASS C:                  Net asset value and offering price per share    $       14.96    $       21.49    $       12.14
                                                                                   -------------    -------------    -------------
             Shares of beneficial interest outstanding, unlimited authorization           17,077            7,977           15,323
                                                                                   -------------    -------------    -------------
                                                                     Net Assets    $     255,465    $     171,460    $     185,957
                                                                                   -------------    -------------    -------------

         CLASS I:                  Net asset value and offering price per share    $       15.00    $       21.85    $       12.34
                                                                                   -------------    -------------    -------------
             Shares of beneficial interest outstanding, unlimited authorization        4,980,249        6,694,649       19,646,639
                                                                                   -------------    -------------    -------------
                                                                     Net Assets    $  74,724,163    $ 146,245,383    $ 242,421,501
                                                                                   -------------    -------------    -------------
+  Investment securities at cost ..............................................    $  78,052,691    $ 131,999,370    $ 208,294,187
++ Foreign currency at cost ...................................................               --               --    $         224
*  Offering price per share represents NAV/(1-5.75%) for equity funds.

                       See Notes to Financial Statements.

                                                                                                     EQUITY FUNDS
                                                                                   -----------------------------------------------
                                                                                       EQUITY           INDEX        INTERNATIONAL
                                                                                        FUND             FUND             FUND
                                                                                   -------------    -------------    -------------
ASSETS
   Investment securities at value+ ............................................    $ 305,136,534    $  74,604,762    $ 292,416,961
   Foreign currency at value++ ................................................               --               --               --
   Cash .......................................................................           14,983           10,958              845
   Receivables
     Investment securities sold ...............................................               --               --        1,664,437
     Fund shares sold .........................................................            6,900           14,432            7,086
     Dividends ................................................................          519,634          100,302          102,062
     Interest .................................................................           17,968           11,567            4,711
     Tax reclaims .............................................................               --               --          242,333
   Prepaid expenses ...........................................................           18,888           23,805           48,920
   Other assets ...............................................................           11,685            2,904           11,318
   Unrealized appreciation on forward currency contracts ......................               --               --               --
                                                                                   -------------    -------------    -------------
         Total assets .........................................................      305,726,592       74,768,730      294,498,673
                                                                                   -------------    -------------    -------------

LIABILITIES:
   Payables
     Investment securities purchased ..........................................               --               --        3,106,843
     Fund shares repurchased ..................................................          602,955          279,904          456,715
     Investment advisory fee ..................................................          182,655           12,970          214,844
     Distribution and service fees ............................................            5,566            3,126              975
     Administration fee .......................................................           41,684           10,466           39,733
     Transfer agent fee .......................................................           15,956            5,288           10,773
     Trustees' fee ............................................................            3,819              803            3,647
     Trustee deferred compensation plan .......................................           11,685            2,904           11,318
     Custodian fee ............................................................            6,252           19,571           49,022
     Professional fee .........................................................           30,321           29,474           30,742
     Variation margin for futures contracts ...................................               --            8,250               --
     Other accrued expenses ...................................................           10,060            5,404            8,978
   Unrealized depreciation on forward currency contracts ......................               --               --          214,611
                                                                                   -------------    -------------    -------------
         Total liabilities ....................................................          910,953          378,160        4,148,201
                                                                                   -------------    -------------    -------------
NET ASSETS ....................................................................    $ 304,815,639    $  74,390,570    $ 290,350,472
                                                                                   =============    =============    =============

NET ASSETS CONSIST OF:
   Beneficial interest at Par Value ...........................................    $      20,808    $       3,387    $      15,733
   Capital paid in on shares of beneficial interest ...........................      232,227,195       61,183,505      242,148,795
   Undistributed net investment income (distributions in excess of net
     investment income) .......................................................           43,965              (23)      (1,379,142)
   Accumulated net realized gain (loss) .......................................        5,493,218       (1,040,063)       6,041,903
   Net unrealized appreciation (depreciation) .................................       67,030,453       14,243,764       43,523,183
                                                                                   -------------    -------------    -------------
NET ASSETS ....................................................................    $ 304,815,639    $  74,390,570    $ 290,350,472
                                                                                   =============    =============    =============

         CLASS A:                                     Net asset value per share    $       14.77    $       21.88    $       17.74
                                                                                   -------------    -------------    -------------
                                                       Offering price per share*   $       15.67    $       23.21    $       18.82
                                                                                   -------------    -------------    -------------
             Shares of beneficial interest outstanding, unlimited authorization        1,746,726          672,445          242,948
                                                                                   -------------    -------------    -------------
                                                                     Net Assets    $  25,799,568    $  14,710,290    $   4,310,862
                                                                                   -------------    -------------    -------------
         CLASS C:                   Net asset value and offering price per share   $       14.76               --    $       17.74
                                                                                   -------------    -------------    -------------
             Shares of beneficial interest outstanding, unlimited authorization           11,855               --            9,932
                                                                                   -------------    -------------    -------------
                                                                     Net Assets    $     175,004               --    $     176,155
                                                                                   -------------    -------------    -------------

         CLASS I:                   Net asset value and offering price per share   $       14.66    $       21.87    $       18.51
                                                                                   -------------    -------------    -------------
             Shares of beneficial interest outstanding, unlimited authorization       19,017,252        2,729,386       15,446,470
                                                                                   -------------    -------------    -------------
                                                                     Net Assets    $ 278,841,067    $  59,680,280    $ 285,863,455
                                                                                   -------------    -------------    -------------
+  Investment securities at cost ..............................................    $ 238,106,081    $  60,353,585    $ 248,715,403
++ Foreign currency at cost ...................................................               --               --               --
*  Offering price per share represents NAV/(1-5.75%) for equity funds.










                                                                                                     EQUITY FUNDS
                                                                                   -----------------------------------------------
                                                                                     SMALL-CAP        SMALL-CAP        SMALL-CAP
                                                                                      GROWTH         OPPORTUNITY         VALUE
                                                                                       FUND              FUND             FUND
                                                                                   -------------    -------------    -------------
ASSETS
   Investment securities at value+ ............................................    $  27,842,642    $ 487,029,761    $ 387,242,993
   Foreign currency at value++ ................................................               --               --               --
   Cash .......................................................................               --               37               --
   Receivables
     Investment securities sold ...............................................               --        9,661,290               --
     Fund shares sold .........................................................               --        1,653,875          205,006
     Dividends ................................................................           16,278          382,455          479,794
     Interest .................................................................            1,401            7,598           26,743
     Tax reclaims .............................................................               --               --               --
   Prepaid expenses ...........................................................           41,949           61,780           56,420
   Other assets ...............................................................            1,065           19,406           15,134
   Unrealized appreciation on forward currency contracts ......................               --               --               --
                                                                                   -------------    -------------    -------------
         Total assets .........................................................       27,903,335      498,816,202      388,026,090
                                                                                   -------------    -------------    -------------

LIABILITIES:
   Payables
     Investment securities purchased ..........................................          146,082        9,267,512        1,013,472
     Fund shares repurchased ..................................................               --        2,174,020        5,032,053
     Investment advisory fee ..................................................           15,332          325,021          236,581
     Distribution and service fees ............................................              147           19,812           18,098
     Administration fee .......................................................            3,760           73,352           57,233
     Transfer agent fee .......................................................              984           48,175           24,553
     Trustees' fee ............................................................              321            5,733            4,894
     Trustee deferred compensation plan .......................................            1,065           19,406           15,134
     Custodian fee ............................................................            5,272           22,380           25,948
     Professional fee .........................................................           28,185           30,493           29,433
     Variation margin for futures contracts ...................................               --               --               --
     Other accrued expenses ...................................................              585           19,140           13,405
   Unrealized depreciation on forward currency contracts ......................               --               --               --
                                                                                   -------------    -------------    -------------
         Total liabilities ....................................................          201,733       12,005,004        6,470,804
                                                                                   -------------    -------------    -------------
NET ASSETS ....................................................................    $  27,701,602    $ 486,811,158    $ 381,555,286
                                                                                   =============    =============    =============

NET ASSETS CONSIST OF:
   Beneficial interest at Par Value ...........................................    $       1,988    $      25,697    $       8,714
   Capital paid in on shares of beneficial interest ...........................       25,276,373      398,663,289      317,926,517
   Undistributed net investment income (distributions in excess of net
     investment income) .......................................................               (6)            (166)            (140)
   Accumulated net realized gain (loss) .......................................          140,144       17,785,097       22,275,905
   Net unrealized appreciation (depreciation) .................................        2,283,103       70,337,241       41,344,290
                                                                                   -------------    -------------    -------------
NET ASSETS ....................................................................    $  27,701,602    $ 486,811,158    $ 381,555,286
                                                                                   =============    =============    =============

         CLASS A:                                      Net asset value per share   $       13.91    $       18.91    $       43.97
                                                                                   -------------    -------------    -------------
                                                       Offering price per share*   $       14.76    $       20.06    $       46.65
                                                                                   -------------    -------------    -------------
             Shares of beneficial interest outstanding, unlimited authorization            9,373        4,593,045        1,900,385
                                                                                   -------------    -------------    -------------
                                                                     Net Assets    $     130,332    $  86,849,947    $  83,557,558
                                                                                   -------------    -------------    -------------
         CLASS C:                   Net asset value and offering price per share   $       13.86    $       18.83    $       43.82
                                                                                   -------------    -------------    -------------
             Shares of beneficial interest outstanding, unlimited authorization           10,002           13,226            3,814
                                                                                   -------------    -------------    -------------
                                                                     Net Assets    $     138,641    $     248,980    $     167,113
                                                                                   -------------    -------------    -------------

         CLASS I:                   Net asset value and offering price per share   $       13.93    $       19.67    $       44.42
                                                                                   -------------    -------------    -------------
             Shares of beneficial interest outstanding, unlimited authorization        1,969,216       20,319,238        6,705,050
                                                                                   -------------    -------------    -------------
                                                                     Net Assets    $  27,432,629    $ 399,712,231    $ 297,830,615
                                                                                   -------------    -------------    -------------
+  Investment securities at cost ..............................................    $  25,559,539    $ 416,692,520    $ 345,898,703
++ Foreign currency at cost ...................................................               --               --               --
*  Offering price per share represents NAV/(1-5.75%) for equity funds.

                       See Notes to Financial Statements.

                              PHOENIX INSIGHT FUNDS
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2006


                                                                                                  FIXED INCOME FUNDS
                                                                                   ------------------------------------------------
                                                                                                      HIGH YIELD     INTERMEDIATE
                                                                                       BOND              BOND       GOVERNMENT BOND
                                                                                       FUND              FUND            FUND
                                                                                   -------------    -------------   ---------------
ASSETS
   Investment securities at value+ ............................................    $ 241,940,298    $  74,620,580   $   26,238,270
   Cash .......................................................................          485,945          213,805               --
   Receivables
     Investment securities sold ...............................................       22,169,378               --               --
     Fund shares sold .........................................................              260           62,173              310
     Receivable from adviser ..................................................               --               --           22,610
     Interest .................................................................        1,735,728        1,369,834          297,872
   Prepaid expenses ...........................................................           48,212           49,326           24,934
   Other assets ...............................................................            6,909            2,663              998
                                                                                   -------------    -------------   --------------
         Total assets .........................................................      266,386,730       76,318,381       26,584,994
                                                                                   -------------    -------------   --------------

LIABILITIES:
   Cash overdraft .............................................................               --               --               --
   Payables:
     Investment securities purchased ..........................................       84,861,285        1,654,728          395,437
     Fund shares repurchased ..................................................           61,157           82,906           39,356
     Investment advisory fee ..................................................           50,463           26,763               --
     Distribution and service fees ............................................              519              476            1,313
     Administration fee .......................................................           25,194            9,959            3,654
     Transfer agent fee .......................................................            6,443            2,879           10,923
     Trustees' fee ............................................................            4,037              823              274
     Trustee deferred compensation plan .......................................            6,909            2,663              998
     Custodian fee ............................................................            9,070            6,769            3,697
     Professional fee .........................................................           30,512           35,302           30,025
     Dividend distributions ...................................................          229,739           13,835           10,277
     Other accrued expenses ...................................................            6,533            2,408              868
                                                                                   -------------    -------------   --------------
         Total liabilities ....................................................       85,291,861        1,839,511          498,822
                                                                                   -------------    -------------   --------------
NET ASSETS ....................................................................    $ 181,094,869    $  74,478,870   $   26,088,172
                                                                                   =============    =============   ==============
NET ASSETS CONSIST OF:
Beneficial interest at Par Value ..............................................    $      18,280    $       5,950   $        1,590
Capital paid in on shares of beneficial interest ..............................      186,012,745       79,086,951       26,480,822
Undistributed net investment income (distributions in excess of net investment
   income) ....................................................................                6           54,880             (914)
Accumulated net realized gain (loss) ..........................................       (5,594,435)      (6,054,527)        (121,797)
Net unrealized appreciation (depreciation) ....................................          658,273        1,385,616         (271,529)
                                                                                   -------------    -------------   --------------
NET ASSETS ....................................................................    $ 181,094,869    $  74,478,870   $   26,088,172
                                                                                   =============    =============   ==============

         CLASS A:                                      Net asset value per share   $        9.88    $       12.45   $        16.36
                                                                                   -------------    -------------   --------------
                                                       Offering price per share*   $       10.37    $       13.07   $        17.18
                                                                                   -------------    -------------   --------------
             Shares of beneficial interest outstanding, unlimited authorization          209,132          453,788          373,863
                                                                                   -------------    -------------   --------------
                                                                     Net Assets    $   2,065,620    $   5,648,142   $    6,118,232
                                                                                   -------------    -------------   --------------
         CLASS C:                  Net asset value and offering price per share    $        9.88    $       12.45               --
                                                                                   -------------    -------------   --------------
             Shares of beneficial interest outstanding, unlimited authorization           10,671           11,143               --
                                                                                   -------------    -------------   --------------
                                                                     Net Assets    $     105,436    $     138,735               --
                                                                                   -------------    -------------   --------------
         CLASS I:                  Net asset value and offering price per share    $        9.88    $       12.45   $        16.37
                                                                                   -------------    -------------   --------------
             Shares of beneficial interest outstanding, unlimited authorization       18,108,997        5,517,742        1,220,166
                                                                                   -------------    -------------   --------------
                                                                     Net Assets    $ 178,923,813    $  68,691,993   $   19,969,940
                                                                                   -------------    -------------   --------------
         EXCHANGE SHARES:          Net asset value and offering price per share               --               --               --
                                                                                   -------------    -------------   --------------
             Shares of beneficial interest outstanding, unlimited authorization               --               --               --
                                                                                   -------------    -------------   --------------
                                                                     Net Assets               --               --               --
                                                                                   -------------    -------------   --------------

+ Investment securities at cost                                                    $ 241,282,025    $  73,234,964   $   26,509,799
* Offering price per share represents NAV/(1-4.75%) for fixed income funds.
- Investment securities at value includes repurchase agreements totaling $228,185,998 in the Government Money Market Fund.


                       See Notes to Financial Statements.

                                                                                                  FIXED INCOME FUNDS
                                                                                   ------------------------------------------------
                                                                                   INTERMEDIATE        SHORT/
                                                                                    TAX-EXEMPT      INTERMEDIATE       TAX-EXEMPT
                                                                                       BOND             BOND              BOND
                                                                                       FUND             FUND              FUND
                                                                                   -------------   --------------   ---------------
ASSETS
   Investment securities at value+ ............................................    $ 219,195,248   $  248,229,281   $   154,108,939
   Cash .......................................................................               --          709,208                --
   Receivables
     Investment securities sold ...............................................               --        2,004,433                --
     Fund shares sold .........................................................          366,398          231,616           575,607
     Receivable from adviser ..................................................               --               --                --
     Interest .................................................................        3,426,600        2,659,059         2,078,332
   Prepaid expenses ...........................................................           45,531           25,980            23,920
   Other assets ...............................................................            8,707            9,650             5,966
                                                                                   -------------   --------------   ---------------
         Total assets .........................................................      223,042,484      253,869,227       156,792,764
                                                                                   -------------   --------------   ---------------

LIABILITIES:
   Cash overdraft .............................................................               --               --               323
   Payables:
     Investment securities purchased ..........................................               --        1,815,107                --
     Fund shares repurchased ..................................................          384,268           59,312           139,526
     Investment advisory fee ..................................................           76,362          107,617            93,883
     Distribution and service fees ............................................            4,006            1,297            17,146
     Administration fee .......................................................           32,820           36,080            21,911
     Transfer agent fee .......................................................           10,708           10,800            17,280
     Trustees' fee ............................................................            2,663            3,055             1,815
     Trustee deferred compensation plan .......................................            8,707            9,650             5,966
     Custodian fee ............................................................            5,959            6,723             3,957
     Professional fee .........................................................           30,598           30,855            35,135
     Dividend distributions ...................................................          680,884          591,288           333,582
     Other accrued expenses ...................................................            9,139            9,686             3,439
                                                                                   -------------   --------------   ---------------
         Total liabilities ....................................................        1,246,114        2,681,470           673,963
                                                                                   -------------   --------------   ---------------
NET ASSETS ....................................................................    $ 221,796,370   $  251,187,757   $   156,118,801
                                                                                   =============   ==============   ===============
NET ASSETS CONSIST OF:
Beneficial interest at Par Value ..............................................    $      20,277   $       24,997   $        10,899
Capital paid in on shares of beneficial interest ..............................      213,263,837      258,527,166       148,268,653
Undistributed net investment income (distributions in excess of net
   investment income) .........................................................              274              324              (663)
Accumulated net realized gain (loss) ..........................................          156,910       (5,051,686)           49,079
Net unrealized appreciation (depreciation) ....................................        8,355,072       (2,313,044)        7,790,833
                                                                                   -------------   --------------   ---------------
NET ASSETS ....................................................................    $ 221,796,370   $  251,187,757   $   156,118,801
                                                                                   =============   ==============   ===============

         CLASS A:                                     Net asset value per share    $       10.93   $        10.03   $         10.50
                                                                                   -------------   --------------   ---------------
                                                       Offering price per share*   $       11.48   $        10.53   $         11.02
                                                                                   -------------   --------------   ---------------
             Shares of beneficial interest outstanding, unlimited authorization        1,672,938          593,967         7,348,594
                                                                                   -------------   --------------   ---------------
                                                                     Net Assets    $  18,293,153   $    5,955,744   $    77,134,578
                                                                                   -------------   --------------   ---------------
         CLASS C:                  Net asset value and offering price per share    $       10.94   $        10.03   $         10.50
                                                                                   -------------   --------------   ---------------
             Shares of beneficial interest outstanding, unlimited authorization           11,426           15,836            17,902
                                                                                   -------------   --------------   ---------------
                                                                     Net Assets    $     124,959   $      158,832   $       187,950
                                                                                   -------------   --------------   ---------------
         CLASS I:                  Net asset value and offering price per share    $       10.93   $        10.03   $         10.49
                                                                                   -------------   --------------   ---------------
             Shares of beneficial interest outstanding, unlimited authorization       18,598,929       24,432,815         7,507,992
                                                                                   -------------   --------------   ---------------
                                                                     Net Assets    $ 203,378,258   $  245,073,181   $    78,796,273
                                                                                   -------------   --------------   ---------------
         EXCHANGE SHARES:          Net asset value and offering price per share               --               --                --
                                                                                   -------------   --------------   ---------------
             Shares of beneficial interest outstanding, unlimited authorization               --               --                --
                                                                                   -------------   --------------   ---------------
                                                                     Net Assets               --               --                --
                                                                                   -------------   --------------   ---------------
+ Investment securities at cost                                                    $ 210,840,176   $  250,542,325   $   146,318,106
* Offering price per share represents NAV/(1-4.75%) for fixed income funds.
- Investment securities at value includes repurchase agreements totaling $228,185,998 in the Government Money Market Fund.


                                                                                                  MONEY MARKET FUNDS
                                                                                   ------------------------------------------------
                                                                                     GOVERNMENT                        TAX-EXEMPT
                                                                                    MONEY MARKET    MONEY MARKET      MONEY MARKET
                                                                                        FUND            FUND              FUND
                                                                                   -------------   --------------   ---------------
ASSETS
   Investment securities at value+ ............................................    $ 552,481,206-  $3,769,827,969   $ 1,292,098,016
   Cash .......................................................................               --          429,362         2,808,110
   Receivables
     Investment securities sold ...............................................               --               --                --
     Fund shares sold .........................................................               --          617,893                --
     Receivable from adviser ..................................................               --               --                --
     Interest .................................................................          971,487        6,635,654         6,984,861
   Prepaid expenses ...........................................................           13,983          125,769            22,336
   Other assets ...............................................................           21,058          147,851            53,345
                                                                                   -------------   --------------   ---------------
         Total assets .........................................................      553,487,734    3,777,784,498     1,301,966,668
                                                                                   -------------   --------------   ---------------

LIABILITIES:
   Cash overdraft .............................................................               --               --                --
   Payables:
     Investment securities purchased ..........................................               --               --                --
     Fund shares repurchased ..................................................               --          561,441                --
     Investment advisory fee ..................................................           50,422           75,823           122,521
     Distribution and service fees ............................................           71,418          262,746            67,442
     Administration fee .......................................................           30,039          229,048            73,846
     Transfer agent fee .......................................................           16,694          138,419            42,487
     Trustees' fee ............................................................            5,599           50,709            13,168
     Trustee deferred compensation plan .......................................           21,058          147,851            53,345
     Custodian fee ............................................................           15,325           64,410            22,557
     Professional fee .........................................................           24,913           29,566            31,763
     Dividend distributions ...................................................        2,380,121       16,783,114         4,101,661
     Other accrued expenses ...................................................           90,623          109,994            31,356
                                                                                   -------------   --------------   ---------------
         Total liabilities ....................................................        2,706,212       18,453,121         4,560,146
                                                                                   -------------   --------------   ---------------
NET ASSETS ....................................................................    $ 550,781,522   $3,759,331,377   $ 1,297,406,522
                                                                                   =============   ==============   ===============
NET ASSETS CONSIST OF:
Beneficial interest at Par Value ..............................................    $     550,701   $    3,759,925   $     1,297,598
Capital paid in on shares of beneficial interest ..............................      550,150,559    3,756,188,552     1,296,300,272
Undistributed net investment income (distributions in excess of net
   investment income) .........................................................             (116)             (21)               (1)
Accumulated net realized gain (loss) ..........................................           80,378         (617,079)         (191,347)
Net unrealized appreciation (depreciation) ....................................               --               --                --
                                                                                   -------------   --------------   ---------------
NET ASSETS ....................................................................    $ 550,781,522   $3,759,331,377   $ 1,297,406,522
                                                                                   =============   ==============   ===============

         CLASS A:                                     Net asset value per share    $        1.00   $         1.00   $          1.00
                                                                                   -------------   --------------   ---------------
                                                       Offering price per share*              --               --                --
                                                                                   -------------   --------------   ---------------
             Shares of beneficial interest outstanding, unlimited authorization      238,196,865      880,934,077       217,774,155
                                                                                   -------------   --------------   ---------------
                                                                     Net Assets    $ 238,247,015   $  880,850,574   $   217,663,670
                                                                                   -------------   --------------   ---------------
         CLASS C:                  Net asset value and offering price per share               --               --                --
                                                                                   -------------   --------------   ---------------
             Shares of beneficial interest outstanding, unlimited authorization               --               --                --
                                                                                   -------------   --------------   ---------------
                                                                     Net Assets               --               --                --
                                                                                   -------------   --------------   ---------------
         CLASS I:                  Net asset value and offering price per share    $        1.00   $         1.00   $          1.00
                                                                                   -------------   --------------   ---------------
             Shares of beneficial interest outstanding, unlimited authorization      312,504,394    2,438,229,148     1,079,823,715
                                                                                   -------------   --------------   ---------------
                                                                     Net Assets    $ 312,534,507   $2,437,871,891   $ 1,079,742,852
                                                                                   -------------   --------------   ---------------
         EXCHANGE SHARES:          Net asset value and offering price per share               --   $         1.00                --
                                                                                   -------------   --------------   ---------------
             Shares of beneficial interest outstanding, unlimited authorization               --      440,762,325                --
                                                                                   -------------   --------------   ---------------
                                                                     Net Assets               --   $  440,608,912                --
                                                                                   -------------   --------------   ---------------

+ Investment securities at cost                                                    $ 552,481,206   $3,769,827,969   $ 1,292,098,016
* Offering price per share represents NAV/(1-4.75%) for fixed income funds.
- Investment securities at value includes repurchase agreements totaling $228,185,998 in the Government Money Market Fund.

                       See Notes to Financial Statements.

                              PHOENIX INSIGHT FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                                              EQUITY FUNDS
                                                                             -----------------------------------------------
                                                                                                  CORE           EMERGING
                                                                               BALANCED          EQUITY           MARKETS
                                                                                 FUND             FUND             FUND
                                                                             -------------   --------------   --------------
INVESTMENT INCOME
   Dividends ..............................................................  $     893,546   $    2,396,300   $    8,578,478
   Interest ...............................................................      1,632,631          106,404          363,099
   Foreign tax withheld ...................................................           (308)         (11,600)        (854,278)
                                                                             -------------   --------------   --------------
     Total investment income ..............................................      2,525,869        2,491,104        8,087,299
                                                                             -------------   --------------   --------------
EXPENSES
   Investment advisory fee ................................................        427,260        1,066,166        3,198,679
   Service fees, Class A ..................................................         21,275           16,653           10,260
   Distribution and service fees, Class N .................................          6,491            6,517            4,133
   Distribution and service fees, Class C .................................            968              647              704
   Distribution and service fees, Class I .................................         22,485           40,198           74,297
   Administration fee .....................................................        105,045          181,083          356,856
   Trustees ...............................................................          4,202            7,424           13,267
   Transfer agent .........................................................         34,215           53,272           57,741
   Custodian ..............................................................         26,469           20,732          443,786
   Printing ...............................................................          5,817           10,360           17,901
   Professional ...........................................................         36,787           34,548           70,571
   Registration ...........................................................         16,215           18,795           18,370
   Miscellaneous ..........................................................         19,355           18,285           36,253
                                                                             -------------   --------------   --------------
     Total expenses .......................................................        726,584        1,474,680        4,302,818
                                                                             -------------   --------------   --------------
   Less expenses reimbursed by investment adviser, administrator and/or
    distributor ...........................................................        (52,349)         (87,414)        (510,836)
                                                                             -------------   --------------   --------------
     Net expenses .........................................................        674,235        1,387,266        3,791,982
                                                                             -------------   --------------   --------------
     NET INVESTMENT INCOME (LOSS) .........................................      1,851,634        1,103,838        4,295,317
                                                                             -------------   --------------   --------------
NON-RECURRING PAYMENT FROM FORMER ADMINISTRATOR (SEE NOTE 3) ..............         95,831          382,406          179,729
                                                                             -------------   --------------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ................................      3,836,676       13,965,104      130,146,496
   Net realized gain (loss) on foreign currency transactions ..............             --               --       (1,203,770)
   Net realized gain (loss) on futures ....................................             --               --               --
   Net change in unrealized appreciation (depreciation) on investments ....      1,667,418        4,564,989      (66,694,832)
   Net change in unrealized appreciation (depreciation) on foreign
     currency translations ................................................             --               --         (168,028)
   Net change in unrealized appreciation (depreciation) on futures ........             --               --               --
                                                                             -------------   --------------   --------------
NET GAIN (LOSS) ON INVESTMENTS ............................................      5,504,094       18,530,093       62,079,866
                                                                             -------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........  $   7,451,559   $   20,016,337   $   66,554,912
                                                                             =============   ==============   ==============

                       See Notes to Financial Statements.

                                                                                                  EQUITY FUNDS
                                                                             -----------------------------------------------
                                                                                 EQUITY           INDEX        INTERNATIONAL
                                                                                  FUND             FUND             FUND
                                                                             -------------   --------------   --------------
INVESTMENT INCOME
   Dividends ..............................................................  $   5,187,937   $    1,444,865   $    7,154,483
   Interest ...............................................................        271,565          148,261          677,858
   Foreign tax withheld ...................................................         (3,561)              --         (742,969)
                                                                             -------------   --------------   --------------
     Total investment income ..............................................      5,455,941        1,593,126        7,089,372
                                                                             -------------   --------------   --------------
EXPENSES
   Investment advisory fee ................................................      2,089,600          160,981        2,540,540
   Service fees, Class A ..................................................         38,196           18,576            6,071
   Distribution and service fees, Class N .................................         15,657            8,619            2,420
   Distribution and service fees, Class C .................................            760               --              666
   Distribution and service fees, Class I .................................         85,030           19,172           86,043
   Administration fee .....................................................        349,394          102,351          320,173
   Trustees ...............................................................         14,571            3,897           13,507
   Transfer agent .........................................................         81,270           26,977           56,871
   Custodian ..............................................................         18,783           49,902          122,931
   Printing ...............................................................         20,314            5,542           18,777
   Professional ...........................................................         35,675           30,981           38,068
   Registration ...........................................................         44,040           10,510           15,990
   Miscellaneous ..........................................................         30,293           16,638           37,684
                                                                             -------------   --------------   --------------
     Total expenses .......................................................      2,823,583          454,146        3,259,741
                                                                             -------------   --------------   --------------
   Less expenses reimbursed by investment adviser, administrator and/or
     distributor ..........................................................       (171,779)         (77,489)        (415,757)
                                                                             -------------   --------------   --------------
     Net expenses .........................................................      2,651,804          376,657        2,843,984
                                                                             -------------   --------------   --------------
     NET INVESTMENT INCOME (LOSS) .........................................      2,804,137        1,216,469        4,245,388
                                                                             -------------   --------------   --------------
NON-RECURRING PAYMENT FROM FORMER ADMINISTRATOR (SEE NOTE 3) ..............        722,989          891,810          352,699
                                                                             -------------   --------------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ................................     26,064,065        1,521,560       78,702,487
   Net realized gain (loss) on foreign currency transactions ..............             --               --       (2,082,415)
   Net realized gain (loss) on futures ....................................             --          342,663               --
   Net change in unrealized appreciation (depreciation) on investments ....     14,493,314        8,225,125      (10,615,631)
   Net change in unrealized appreciation (depreciation) on foreign
     currency translations ................................................             --               --         (173,039)
   Net change in unrealized appreciation (depreciation) on futures ........             --           38,987               --
                                                                             -------------   --------------   --------------
NET GAIN (LOSS) ON INVESTMENTS ............................................     40,557,379       10,128,335       65,831,402
                                                                             -------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........  $  44,084,505   $   12,236,614   $   70,429,489
                                                                             =============   ==============   ==============

                                                                                               EQUITY FUNDS
                                                                             -----------------------------------------------
                                                                               SMALL-CAP       SMALL-CAP         SMALL-CAP
                                                                                 GROWTH       OPPORTUNITY          VALUE
                                                                                 FUND            FUND              FUND
                                                                             -------------   --------------   --------------
INVESTMENT INCOME
   Dividends ..............................................................  $      92,160   $    4,946,201   $    4,686,783
   Interest ...............................................................         21,548          289,577          328,672
   Foreign tax withheld ...................................................             --           (9,503)              --
                                                                             -------------   --------------   --------------
     Total investment income ..............................................        113,708        5,226,275        5,015,455
                                                                             -------------   --------------   --------------
EXPENSES
   Investment advisory fee ................................................        176,747        4,192,604        3,191,683
   Service fees, Class A ..................................................            155          142,726          150,268
   Distribution and service fees, Class N .................................             --           65,971          129,865
   Distribution and service fees, Class C .................................            643              872              710
   Distribution and service fees, Class I .................................          7,611          133,580           99,739
   Administration fee .....................................................         25,951          672,972          546,609
   Trustees ...............................................................          1,234           26,478           22,332
   Transfer agent .........................................................         10,043          242,515          179,623
   Custodian ..............................................................         12,991           72,814           60,829
   Printing ...............................................................          1,647           33,077           29,328
   Professional ...........................................................         32,686           41,515           40,507
   Registration ...........................................................          8,800           27,060           29,595
   Miscellaneous ..........................................................          5,473           58,322           48,611
                                                                             -------------   --------------   --------------
     Total expenses .......................................................        283,981        5,710,506        4,529,699
                                                                             -------------   --------------   --------------
   Less expenses reimbursed by investment adviser, administrator and/or
     distributor ..........................................................        (31,073)        (304,478)        (240,314)
                                                                             -------------   --------------   --------------
     Net expenses .........................................................        252,908        5,406,028        4,289,385
                                                                             -------------   --------------   --------------
     NET INVESTMENT INCOME (LOSS) .........................................       (139,200)        (179,753)         726,070
                                                                             -------------   --------------   --------------
NON-RECURRING PAYMENT FROM FORMER ADMINISTRATOR (SEE NOTE 3) ..............          7,841          968,557          519,130
                                                                             -------------   --------------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ................................      1,937,034       79,280,863       70,729,703
   Net realized gain (loss) on foreign currency transactions ..............             --               --               --
   Net realized gain (loss) on futures ....................................             --               --               --
   Net change in unrealized appreciation (depreciation) on investments ....        951,598      (32,410,418)     (30,396,886)
   Net change in unrealized appreciation (depreciation) on foreign
     currency translations ................................................             --               --               --
   Net change in unrealized appreciation (depreciation) on futures ........             --               --               --
                                                                             -------------   --------------   --------------
NET GAIN (LOSS) ON INVESTMENTS ............................................      2,888,632       46,870,445       40,332,817
                                                                             -------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........  $   2,757,273   $   47,659,249   $   41,578,017
                                                                             =============   ==============   ==============

                       See Notes to Financial Statements.

                              PHOENIX INSIGHT FUNDS
                      STATEMENTS OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                                              FIXED INCOME FUNDS
                                                                             ------------------------------------------------
                                                                                               HIGH YIELD      INTERMEDIATE
                                                                                  BOND            BOND        GOVERNMENT BOND
                                                                                  FUND            FUND              FUND
                                                                             -------------   --------------   ---------------
INVESTMENT INCOME
   Dividends ..............................................................  $       7,037   $       17,060   $            --
   Interest ...............................................................      9,976,112        5,550,089         1,277,847
                                                                             -------------   --------------   ---------------
     Total investment income ..............................................      9,983,149        5,567,149         1,277,847
                                                                             -------------   --------------   ---------------
EXPENSES
   Investment advisory fee ................................................      1,017,226          332,152           115,953
   Service fees, Class A ..................................................          3,556            1,763            10,888
   Distribution and service fees, Class N .................................          1,727              178             2,179
   Distribution and service fees, Class C .................................            532              655                --
   Distribution and service fees, Service Shares ..........................             --               --                --
   Distribution and service fees, Class I .................................         55,489           22,277             6,115
   Distribution and service fees, Exchange Shares .........................             --               --                --
   Administration fee .....................................................        218,661           93,160            36,674
   Trustees ...............................................................         10,597            3,733             1,350
   Transfer agent .........................................................         39,669           22,991            31,652
   Custodian ..............................................................         22,568           17,351             9,900
   Printing ...............................................................         12,239            4,909             1,729
   Professional ...........................................................         36,424           40,657            33,378
   Registration ...........................................................         13,995           10,010            17,760
   Miscellaneous ..........................................................         24,907           14,946             5,673
                                                                             -------------   --------------   ---------------
     Total expenses .......................................................      1,457,590          564,782           273,251
   Less expenses reimbursed by investment adviser and/or administrator and
     distributor ..........................................................       (413,105)         (88,565)         (139,051)
                                                                             -------------   --------------   ---------------
     Net expenses .........................................................      1,044,485          476,217           134,200
                                                                             -------------   --------------   ---------------
     NET INVESTMENT INCOME (LOSS) .........................................      8,938,664        5,090,932         1,143,647
                                                                             -------------   --------------   ---------------
NON-RECURRING PAYMENT FROM FORMER ADMINISTRATOR (SEE NOTE 3) ..............        337,710           77,995           156,942
                                                                             -------------   --------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ................................     (4,556,430)      (2,097,304)          (77,323)
   Net change in unrealized appreciation (depreciation) on investments ....      1,855,422        1,967,823          (125,751)
                                                                             -------------   --------------   ---------------
NET GAIN (LOSS) ON INVESTMENTS ............................................     (2,701,008)        (129,481)         (203,074)
                                                                             -------------   --------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........  $   6,575,366   $    5,039,446   $     1,097,515
                                                                             =============   ==============   ===============

                       See Notes to Financial Statements.

                                                                                              FIXED INCOME FUNDS
                                                                            -----------------------------------------------------
                                                                              INTERMEDIATE          SHORT/
                                                                            TAX-EXEMPT BOND   INTERMEDIATE BOND   TAX-EXEMPT BOND
                                                                                  FUND              FUND                FUND
                                                                            ---------------   -----------------   ---------------
INVESTMENT INCOME
   Dividends .............................................................  $            --   $              --   $            --
   Interest ..............................................................       11,405,760          12,253,057         5,779,543
                                                                            ---------------   -----------------   ---------------
     Total investment income .............................................       11,405,760          12,253,057         5,779,543
                                                                            ---------------   -----------------   ---------------
EXPENSES
   Investment advisory fee ...............................................        1,081,603           1,574,359           529,990
   Service fees, Class A .................................................           26,731              12,795            66,609
   Distribution and service fees, Class N ................................            6,306               2,805            10,070
   Distribution and service fees, Class C ................................              580                 529               571
   Distribution and service fees, Service Shares .........................               --                  --                --
   Distribution and service fees, Class I ................................           68,246              78,227            24,459
   Distribution and service fees, Exchange Shares ........................               --                  --                --
   Administration fee ....................................................          287,017             308,811           139,121
   Trustees ..............................................................           11,687              12,565             6,157
   Transfer agent ........................................................           60,714              59,375            61,114
   Custodian .............................................................           16,862              17,183            11,320
   Printing ..............................................................           15,242              18,023            10,288
   Professional ..........................................................           37,734              37,614            34,713
   Registration ..........................................................           21,420              34,715            47,795
   Miscellaneous .........................................................           30,088              32,966            13,632
                                                                            ---------------   -----------------   ---------------
     Total expenses ......................................................        1,664,230           2,189,967           955,839

   Less expenses reimbursed by investment adviser and/or administrator and
     distributor .........................................................         (409,526)           (535,642)         (238,309)
                                                                            ---------------   -----------------   ---------------
     Net expenses ........................................................        1,254,704           1,654,325           717,530
                                                                            ---------------   -----------------   ---------------
     NET INVESTMENT INCOME (LOSS) ........................................       10,151,056          10,598,732         5,062,013
                                                                            ---------------   -----------------   ---------------
NON-RECURRING PAYMENT FROM FORMER ADMINISTRATOR (SEE NOTE 3) .............          476,274             482,887           285,644
                                                                            ---------------   -----------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ...............................        4,915,842            (844,801)        3,683,145
   Net change in unrealized appreciation (depreciation) on investments ...       (5,271,462)            549,674        (3,451,210)
                                                                            ---------------   -----------------   ---------------
NET GAIN (LOSS) ON INVESTMENTS ...........................................         (355,620)           (295,127)          231,935
                                                                            ---------------   -----------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........  $    10,271,710   $      10,786,492   $     5,579,592
                                                                            ===============   =================   ===============

                                                                                             MONEY MARKET FUNDS
                                                                            -----------------------------------------------------
                                                                               GOVERNMENT                            TAX-EXEMPT
                                                                              MONEY MARKET       MONEY MARKET       MONEY MARKET
                                                                                 FUND                FUND               FUND
                                                                            ---------------   -----------------   ---------------
INVESTMENT INCOME
   Dividends .............................................................  $            --   $              --   $            --
   Interest ..............................................................       26,533,905         250,268,279        44,469,218
                                                                            ---------------   -----------------   ---------------
     Total investment income .............................................       26,533,905         250,268,279        44,469,218
                                                                            ---------------   -----------------   ---------------
EXPENSES
   Investment advisory fee ...............................................          569,172           5,000,450         1,334,217
   Service fees, Class A .................................................          383,574           1,487,489           428,702
   Distribution and service fees, Class N ................................          356,234           1,353,746           372,933
   Distribution and service fees, Class C ................................               --                  --                --
   Distribution and service fees, Service Shares .........................          195,150             319,057            26,725
   Distribution and service fees, Class I ................................           98,448             895,640           325,336
   Distribution and service fees, Exchange Shares ........................               --             227,620                --
   Administration fee ....................................................          325,997           3,448,095           847,058
   Trustees ..............................................................           24,612             241,276            62,464
   Transfer agent ........................................................           90,906             692,372           183,441
   Custodian .............................................................           39,226             230,935            65,231
   Printing ..............................................................           28,410             288,368            80,980
   Professional ..........................................................           39,155             121,419            50,414
   Registration ..........................................................           96,524             180,824            69,842
   Miscellaneous .........................................................          130,046             448,597            91,866
                                                                            ---------------   -----------------   ---------------
     Total expenses ......................................................        2,377,454          14,935,888         3,939,209

   Less expenses reimbursed by investment adviser and/or administrator and
     distributor .........................................................         (249,677)         (3,202,859)         (684,196)
                                                                            ---------------   -----------------   ---------------
     Net expenses ........................................................        2,127,777          11,733,029         3,255,013
                                                                            ---------------   -----------------   ---------------
     NET INVESTMENT INCOME (LOSS) ........................................       24,406,128         238,535,250        41,214,205
                                                                            ---------------   -----------------   ---------------
NON-RECURRING PAYMENT FROM FORMER ADMINISTRATOR (SEE NOTE 3) .............          369,208           1,900,020         1,608,995
                                                                            ---------------   -----------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ...............................           80,841               1,968            11,127
   Net change in unrealized appreciation (depreciation) on investments ...               --                  --                --
                                                                            ---------------   -----------------   ---------------
NET GAIN (LOSS) ON INVESTMENTS ...........................................           80,841               1,968            11,127
                                                                            ---------------   -----------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........  $    24,856,177   $     240,437,238   $    42,834,327
                                                                            ===============   =================   ===============

                       See Notes to Financial Statements.

                              PHOENIX INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                                            EQUITY FUNDS
                                                                          -------------------------------------------------
                                                                                                CORE           EMERGING
                                                                             BALANCED          EQUITY           MARKETS
                                                                               FUND             FUND             FUND
                                                                          ---------------   -------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss) ..........................................   $     1,851,634   $   1,103,838   $     4,295,317
Non-recurring payment from former administrator (See Note 3) ..........            95,831         382,406           179,729
Net realized gain (loss) ..............................................         3,836,676      13,965,104       128,942,726
Net change in unrealized appreciation (depreciation) ..................         1,667,418       4,564,989       (66,862,860)
                                                                          ---------------   -------------   ---------------
Increase (decrease) in net assets resulting from operations ...........         7,451,559      20,016,337        66,554,912
                                                                          ---------------   -------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A .....................................          (173,883)        (45,650)          (63,025)
   Net investment income, Class N .....................................          (101,936)        (46,422)          (31,945)
   Net investment income, Class C .....................................            (1,251)           (178)             (912)
   Net investment income, Class I .....................................        (1,669,920)     (1,378,121)       (4,184,224)
   Net realized short-term gains, Class A .............................            (1,165)        (36,941)          (99,943)
   Net realized short-term gains, Class N .............................            (2,902)             --           (32,675)
   Net realized short-term gains, Class C .............................                --            (528)           (2,269)
   Net realized short-term gains, Class I .............................           (23,449)       (458,213)       (5,013,506)
   Net realized long-term gains, Class A ..............................          (471,361)       (798,587)       (1,366,765)
   Net realized long-term gains, Class N ..............................          (113,102)       (214,515)         (205,896)
   Net realized long-term gains, Class C ..............................            (8,628)        (11,044)          (32,455)
   Net realized long-term gains, Class I ..............................        (3,394,666)    (12,727,153)      (56,176,270)
                                                                          ---------------   -------------   ---------------
Decrease in net assets from distributions to shareholders .............        (5,962,263)    (15,717,352)      (67,209,885)
                                                                          ---------------   -------------   ---------------
FROM SHARE TRANSACTIONS (NOTE 5)
   Change in net assets from share transactions, Class A ..............         9,143,344      10,154,120         6,094,886
   Change in net assets from share transactions, Class N ..............        (7,480,011)     (6,350,086)       (4,618,911)
   Change in net assets from share transactions, Class C ..............           249,332         169,251           185,672
   Change in net assets from share transactions, Class I ..............         1,880,994       6,578,000       (86,118,235)
                                                                          ---------------   -------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .............         3,793,659      10,551,285       (84,456,588)
   Redemption fees ....................................................             3,137           7,488             2,811
                                                                          ---------------   -------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS .................................         5,286,092      14,857,758       (85,108,750)

NET ASSETS
Beginning of period ...................................................        82,306,168     143,354,484       335,172,675
                                                                          ---------------   -------------   ---------------
END OF PERIOD .........................................................   $    87,592,260   $ 158,212,242   $   250,063,925
                                                                          ===============   =============   ===============

Undistributed net investment income and (distributions in excess of net
   investment income) .................................................   $        12,419   $      15,873   $    (1,114,214)

                       See Notes to Financial Statements.

                                                                                            EQUITY FUNDS
                                                                          -------------------------------------------------
                                                                              EQUITY            INDEX        INTERNATIONAL
                                                                               FUND             FUND             FUND
                                                                          ---------------   -------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss) ..........................................   $     2,804,137   $   1,216,469   $     4,245,388
Non-recurring payment from former administrator (See Note 3) ..........           722,989         891,810           352,699
Net realized gain (loss) ..............................................        26,064,065       1,864,223        76,620,072
Net change in unrealized appreciation (depreciation) ..................        14,493,314       8,264,112       (10,788,670)
                                                                          ---------------   -------------   ---------------
Increase (decrease) in net assets resulting from operations ...........        44,084,505      12,236,614        70,429,489
                                                                          ---------------   -------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A .....................................          (136,775)        (86,027)          (58,849)
   Net investment income, Class N .....................................          (121,883)       (272,966)          (20,733)
   Net investment income, Class C .....................................              (166)             --            (1,746)
   Net investment income, Class I .....................................        (3,252,124)     (1,800,995)       (5,810,232)
   Net realized short-term gains, Class A .............................                --         (30,506)               --
   Net realized short-term gains, Class N .............................                --         (47,140)               --
   Net realized short-term gains, Class C .............................                --              --                --
   Net realized short-term gains, Class I .............................                --        (356,340)               --
   Net realized long-term gains, Class A ..............................        (1,769,301)       (209,565)         (772,093)
   Net realized long-term gains, Class N ..............................          (322,313)        (31,707)               --
   Net realized long-term gains, Class C ..............................           (11,509)             --           (29,612)
   Net realized long-term gains, Class I ..............................       (22,832,983)     (1,035,699)      (50,453,836)
                                                                          ---------------   -------------   ---------------
Decrease in net assets from distributions to shareholders .............       (28,447,054)     (3,870,945)      (57,147,101)
                                                                          ---------------   -------------   ---------------
FROM SHARE TRANSACTIONS (NOTE 5)
   Change in net assets from share transactions, Class A ..............        22,177,338      13,101,858         3,934,518
   Change in net assets from share transactions, Class N ..............       (16,485,435)    (14,867,948)       (3,046,680)
   Change in net assets from share transactions, Class C ..............           171,165              --           183,022
   Change in net assets from share transactions, Class I ..............         2,687,206     (23,336,389)       30,118,349
                                                                          ---------------   -------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .............         8,550,274     (25,102,479)       31,189,209
   Redemption fees ....................................................            18,125           1,103             1,206
                                                                          ---------------   -------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS .................................        24,205,850     (16,735,707)       44,472,803

NET ASSETS
Beginning of period ...................................................       280,609,789      91,126,277       245,877,669
                                                                          ---------------   -------------   ---------------
END OF PERIOD .........................................................   $   304,815,639   $  74,390,570   $   290,350,472
                                                                          ===============   =============   ===============

Undistributed net investment income and (distributions in excess of net
   investment income)                                                     $        43,965   $         (23)  $    (1,379,142)

                                                                                            EQUITY FUNDS
                                                                          -------------------------------------------------
                                                                             SMALL-CAP        SMALL-CAP        SMALL-CAP
                                                                              GROWTH         OPPORTUNITY         VALUE
                                                                               FUND              FUND             FUND
                                                                          ---------------   -------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss) ..........................................   $      (139,200)  $    (179,753)  $       726,070
Non-recurring payment from former administrator (See Note 3) ..........             7,841         968,557           519,130
Net realized gain (loss) ..............................................         1,937,034      79,280,863        70,729,703
Net change in unrealized appreciation (depreciation) ..................           951,598     (32,410,418)      (30,396,886)
                                                                          ---------------   -------------   ---------------
Increase (decrease) in net assets resulting from operations ...........         2,757,273      47,659,249        41,578,017
                                                                          ---------------   -------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A .....................................                --         (15,101)          (63,065)
   Net investment income, Class N .....................................                --        (172,525)         (186,020)
   Net investment income, Class C .....................................                --              --                --
   Net investment income, Class I .....................................            (7,979)       (643,572)       (1,171,927)
   Net realized short-term gains, Class A .............................            (1,616)       (171,884)          (52,000)
   Net realized short-term gains, Class N .............................                --      (1,431,168)         (609,869)
   Net realized short-term gains, Class C .............................            (1,724)             --                --
   Net realized short-term gains, Class I .............................          (345,089)     (6,701,768)       (1,556,523)
   Net realized long-term gains, Class A ..............................            (5,961)    (11,449,785)      (10,603,679)
   Net realized long-term gains, Class N ..............................                --      (3,153,098)       (4,574,428)
   Net realized long-term gains, Class C ..............................            (6,358)        (30,739)          (20,202)
   Net realized long-term gains, Class I ..............................        (1,379,462)    (64,844,568)      (49,526,883)
                                                                          ---------------   -------------   ---------------
Decrease in net assets from distributions to shareholders .............        (1,748,189)    (88,614,208)      (68,364,596)
                                                                          ---------------   -------------   ---------------
FROM SHARE TRANSACTIONS (NOTE 5)
   Change in net assets from share transactions, Class A ..............           127,714      79,602,860        72,407,870
   Change in net assets from share transactions, Class N ..............                --    (105,559,251)     (103,348,883)
   Change in net assets from share transactions, Class C ..............           135,101         269,934           175,374
   Change in net assets from share transactions, Class I ..............         5,803,601     (47,287,891)      (17,710,385)
                                                                          ---------------   -------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .............         6,066,416     (72,974,348)      (48,476,024)
   Redemption fees ....................................................                --          10,995            11,996
                                                                          ---------------   -------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS .................................         7,075,500    (113,918,312)      (75,250,607)

NET ASSETS
Beginning of period ...................................................        20,626,102     600,729,470       456,805,893
                                                                          ---------------   -------------   ---------------
END OF PERIOD .........................................................   $    27,701,602   $ 486,811,158   $   381,555,286
                                                                          ===============   =============   ===============

Undistributed net investment income and (distributions in excess of net
   investment income) .................................................   $            (6)  $        (166)  $          (140)

                       See Notes to Financial Statements.

                              PHOENIX INSIGHT FUNDS
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                                         FIXED INCOME FUNDS
                                                                          -------------------------------------------------
                                                                                             HIGH YIELD      INTERMEDIATE
                                                                               BOND             BOND        GOVERNMENT BOND
                                                                               FUND             FUND              FUND
                                                                          ---------------   -------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss) ..........................................   $     8,938,664   $   5,090,932   $     1,143,647
Non-recurring payment from former administrator (See Note 3) ..........           337,710          77,995           156,942
Net realized gain (loss) ..............................................        (4,556,430)     (2,097,304)          (77,323)
Net change in unrealized appreciation (depreciation) ..................         1,855,422       1,967,823          (125,751)
                                                                          ---------------   -------------   ---------------
Increase (decrease) in net assets resulting from operations ...........         6,575,366       5,039,446         1,097,515
                                                                          ---------------   -------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A .....................................           (68,729)        (50,828)         (197,377)
   Net investment income, Class N .....................................           (66,409)        (12,770)         (109,585)
   Net investment income, Class C .....................................            (2,194)         (3,915)               --
   Net investment income, Class I .....................................        (9,144,109)     (5,101,820)         (994,618)
   Net investment income, Service Shares ..............................                --              --                --
   Net investment income, Exchange Shares .............................                --              --                --
   Net realized short-term gains, Class A .............................                --              --                --
   Net realized short-term gains, Class N .............................                --              --                --
   Net realized short-term gains, Class C .............................                --              --                --
   Net realized short-term gains, Class I .............................                --              --                --
   Net realized long-term gains, Class A ..............................                --              --                --
   Net realized long-term gains, Class N ..............................                --              --                --
   Net realized long-term gains, Class C ..............................                --              --                --
   Net realized long-term gains, Class I ..............................                --              --                --
                                                                          ---------------   -------------   ---------------
Decrease in net assets from distributions to shareholders .............        (9,281,441)     (5,169,333)       (1,301,580)
                                                                          ---------------   -------------   ---------------
FROM SHARE TRANSACTIONS (NOTE 5)
   Change in net assets from share transactions, Class A ..............         1,248,944       5,194,335         3,575,427
   Change in net assets from share transactions, Class N ..............        (2,655,716)       (385,609)       (3,846,082)
   Change in net assets from share transactions, Class C ..............           102,180         133,787                --
   Change in net assets from share transactions, Class I ..............          (222,948)     (5,872,568)         (104,011)
   Change in net assets from share transactions, Service Shares .......                --              --                --
   Change in net assets from share transactions, Exchange Shares ......                --              --                --
                                                                          ---------------   -------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .............        (1,527,540)       (930,055)         (374,666)
   Redemption fees ....................................................             9,890             468             3,992
                                                                          ---------------   -------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS .................................        (4,223,725)     (1,059,474)         (574,739)

NET ASSETS
Beginning of period ...................................................       185,318,594      75,538,344        26,662,911
                                                                          ---------------   -------------   ---------------
END OF PERIOD .........................................................   $   181,094,869   $  74,478,870   $    26,088,172
                                                                          ===============   =============   ===============

Undistributed net investment income (distributions in excess of net
   investment income) .................................................   $             6   $      54,880   $          (914)

                       See Notes to Financial Statements.

                                                                                           FIXED INCOME FUNDS
                                                                          ----------------------------------------------------
                                                                            INTERMEDIATE        SHORT/
                                                                             TAX-EXEMPT      INTERMEDIATE      TAX-EXEMPT BOND
                                                                             BOND FUND         BOND FUND            FUND
                                                                          ---------------   ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss) ..........................................   $    10,151,056   $    10,598,732    $     5,062,013
Non-recurring payment from former administrator (See Note 3) ..........           476,274           482,887            285,644
Net realized gain (loss) ..............................................         4,915,842          (844,801)         3,683,145
Net change in unrealized appreciation (depreciation) ..................        (5,271,462)          549,674         (3,451,210)
                                                                          ---------------   ---------------    ---------------
Increase (decrease) in net assets resulting from operations ...........        10,271,710        10,786,492          5,579,592
                                                                          ---------------   ---------------    ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A .....................................          (424,700)         (201,613)        (1,059,741)
   Net investment income, Class N .....................................          (324,051)         (117,161)          (697,126)
   Net investment income, Class C .....................................            (1,833)           (1,584)            (1,827)
   Net investment income, Class I .....................................        (9,876,482)      (10,760,936)        (3,588,960)
   Net investment income, Service Shares ..............................                --                --                 --
   Net investment income, Exchange Shares .............................                --                --                 --
   Net realized short-term gains, Class A .............................                --                --                 --
   Net realized short-term gains, Class N .............................                --                --                 --
   Net realized short-term gains, Class C .............................                --                --                 --
   Net realized short-term gains, Class I .............................                --                --                 --
   Net realized long-term gains, Class A ..............................          (350,561)               --         (1,778,937)
   Net realized long-term gains, Class N ..............................                --                --                 --
   Net realized long-term gains, Class C ..............................            (2,392)               --             (3,248)
   Net realized long-term gains, Class I ..............................        (4,035,482)               --         (1,824,547)
                                                                          ---------------   ---------------    ---------------
Decrease in net assets from distributions to shareholders .............       (15,015,501)      (11,081,294)        (8,954,386)
                                                                          ---------------   ---------------    ---------------
FROM SHARE TRANSACTIONS (NOTE 5)
   Change in net assets from share transactions, Class A ..............        16,525,064         2,169,050         73,874,710
   Change in net assets from share transactions, Class N ..............       (12,212,878)       (5,447,372)       (27,401,512)
   Change in net assets from share transactions, Class C ..............           125,168           156,480            188,943
   Change in net assets from share transactions, Class I ..............       (21,543,858)      (11,951,044)         5,322,569
   Change in net assets from share transactions, Service Shares .......                --                --                 --
Change in net assets from share transactions, Exchange Shares .........                --                --                 --
                                                                          ---------------   ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .............       (17,106,504)      (15,072,886)        51,984,710
   Redemption fees ....................................................             5,887             6,933                963
                                                                          ---------------   ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS .................................       (21,844,408)      (15,360,755)        48,610,879

NET ASSETS
Beginning of period ...................................................       243,640,778       266,548,512        107,507,922
                                                                          ---------------   ---------------    ---------------
END OF PERIOD .........................................................   $   221,796,370   $   251,187,757    $   156,118,801
                                                                          ===============   ===============    ===============
Undistributed net investment income (distributions in excess of net
   investment income) .................................................   $           274   $           324    $          (663)

                                                                                            MONEY MARKET FUNDS
                                                                          ----------------------------------------------------
                                                                             GOVERNMENT                          TAX-EXEMPT
                                                                            MONEY MARKET      MONEY MARKET      MONEY MARKET
                                                                                FUND              FUND              FUND
                                                                          ---------------   ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss) ..........................................   $    24,406,128   $   238,535,250    $    41,214,205
Non-recurring payment from former administrator (See Note 3) ..........           369,208         1,900,020          1,608,995
Net realized gain (loss) ..............................................            80,841             1,968             11,127
Net change in unrealized appreciation (depreciation) ..................                --                --                 --
                                                                          ---------------   ---------------    ---------------
Increase (decrease) in net assets resulting from operations ...........        24,856,177       240,437,238         42,834,327
                                                                          ---------------   ---------------    ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A .....................................        (5,182,531)      (20,677,475)        (3,732,699)
   Net investment income, Class N .....................................        (4,837,458)      (18,928,316)        (3,507,700)
   Net investment income, Class C .....................................                --                --                 --
   Net investment income, Class I .....................................       (12,499,968)     (149,131,202)       (35,382,044)
   Net investment income, Service Shares ..............................        (2,255,959)       (4,099,138)          (200,757)
   Net investment income, Exchange Shares .............................                --       (47,599,149)                --
   Net realized short-term gains, Class A .............................                --                --                 --
   Net realized short-term gains, Class N .............................                --                --                 --
   Net realized short-term gains, Class C .............................                --                --                 --
   Net realized short-term gains, Class I .............................                --                --                 --
   Net realized long-term gains, Class A ..............................                --                --                 --
   Net realized long-term gains, Class N ..............................                --                --                 --
   Net realized long-term gains, Class C ..............................                --                --                 --
   Net realized long-term gains, Class I ..............................                --                --                 --
                                                                          ---------------   ---------------    ---------------
Decrease in net assets from distributions to shareholders .............       (24,775,916)     (240,435,280)       (42,823,200)
                                                                          ---------------   ---------------    ---------------
FROM SHARE TRANSACTIONS (NOTE 5)
   Change in net assets from share transactions, Class A ..............       238,246,619       880,850,378        217,740,185
   Change in net assets from share transactions, Class N ..............      (262,557,918)     (920,791,654)      (257,852,005)
   Change in net assets from share transactions, Class C ..............                --                --                 --
   Change in net assets from share transactions, Class I ..............        97,385,245    (1,286,353,157)        44,550,350
   Change in net assets from share transactions, Service Shares .......    (1,111,240,919)   (1,793,046,293)      (147,970,584)
   Change in net assets from share transactions, Exchange Shares ......                --      (968,967,808)                --
                                                                          ---------------   ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .............    (1,038,166,973)   (4,088,308,534)      (143,532,054)
   Redemption fees ....................................................                --                --                 --
                                                                          ---------------   ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS .................................    (1,038,086,712)   (4,088,306,576)      (143,520,927)

NET ASSETS
Beginning of period ...................................................     1,588,868,234     7,847,637,953      1,440,927,449
                                                                          ---------------   ---------------    ---------------
END OF PERIOD .........................................................   $   550,781,522   $ 3,759,331,377    $ 1,297,406,522
                                                                          ===============   ===============    ===============

Undistributed net investment income (distributions in excess of net
   investment income) .................................................   $          (116)  $           (21)   $            (1)

                       See Notes to Financial Statements.

                              PHOENIX INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                      EQUITY FUNDS
                                                                                     ---------------------------------------------
                                                                                                          CORE          EMERGING
                                                                                        BALANCED         EQUITY          MARKETS
                                                                                          FUND            FUND            FUND
                                                                                     -------------   -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income/(loss) .....................................................   $   1,413,777   $     743,319   $   3,676,408
Net realized gain/(loss) on investment transactions,
   futures contracts, foreign currency translations,
   and payment from affiliate ....................................................       5,901,647      13,279,836      47,699,608
Net change in unrealized appreciation/(depreciation)
   of investment transactions, futures contracts, and
   foreign currency translations .................................................      (1,750,431)     (1,870,582)     33,062,823
                                                                                     -------------   -------------   -------------
Increase/(decrease) in net assets from operations ................................       5,564,993      12,152,573      84,438,839
                                                                                     -------------   -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
   Institutional Shares ..........................................................      (1,325,467)       (752,351)     (2,762,215)
   N Shares ......................................................................        (108,292)        (27,044)        (33,376)
   A Shares ......................................................................         (43,213)         (3,219)         (7,877)
   Exchange Shares ...............................................................              --              --              --
   Service Shares ................................................................              --              --              --
                                                                                     -------------   -------------   -------------
Total distributions from net investment income ...................................      (1,476,972)       (782,614)     (2,803,468)
                                                                                     -------------   -------------   -------------
Net realized gains on investments
   Institutional Shares ..........................................................      (4,907,933)    (15,483,987)    (43,682,793)
   N Shares ......................................................................        (507,324)       (696,835)       (614,855)
   A Shares ......................................................................        (198,579)       (107,294)       (156,658)
                                                                                     -------------   -------------   -------------
Total distributions from net realized gains ......................................      (5,613,836)    (16,288,116)    (44,454,306)
                                                                                     -------------   -------------   -------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
Increase/(decrease) in net assets from capital share transactions in
   Institutional Shares ..........................................................       8,778,459      12,057,311      (9,782,172)
   N Shares ......................................................................       4,769,670       2,745,339       1,671,783
   A Shares ......................................................................       1,391,788         234,255         177,964
   Exchange Shares ...............................................................              --              --              --
   Service Shares ................................................................              --              --              --
                                                                                     -------------   -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ................      14,939,917      15,036,905      (7,932,425)
   Redemption Fees ...............................................................           1,430           2,250           1,016
                                                                                     -------------   -------------   -------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS ..........................................      13,415,532      10,120,998      29,249,656

NET ASSETS:
Beginning of period ..............................................................      68,890,636     133,233,486     305,923,019
                                                                                     -------------   -------------   -------------
END OF PERIOD ....................................................................   $  82,306,168   $ 143,354,484   $ 335,172,675
                                                                                     =============   =============   =============
End of period undistributed net investment income and
   (accumulated net investment loss) .............................................   $      12,126   $          --   $     203,611

                       See Notes to Financial Statements.

                                                                                    EQUITY FUNDS
                                                -----------------------------------------------------------------------------------
                                                                                            SMALL-CAP     SMALL-CAP     SMALL-CAP
                                                   EQUITY         INDEX      INTERNATIONAL    GROWTH     OPPORTUNITY      VALUE
                                                    FUND          FUND           FUND          FUND          FUND          FUND
                                                ------------  -------------  ------------  -----------  -------------  ------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income/(loss) .................  $  3,203,544  $   3,578,566  $  2,946,149  $   (38,104) $     705,192  $  2,047,714
Net realized gain/(loss) on investment
   transactions, futures contracts, foreign
   currency translations, and payment from
   affiliate .................................    25,698,174     15,884,303    21,400,837    1,080,168    124,609,427    75,103,523
Net change in unrealized appreciation/
   (depreciation) of investment
   transactions, futures contracts, and
   foreign currency translations .............     3,027,003    (12,345,522)    4,994,578     (499,381)   (99,827,588)  (38,933,390)
                                                ------------  -------------  ------------  -----------  -------------  ------------
Increase/(decrease) in net assets from
   operations ................................    31,928,721      7,117,347    29,341,564      542,683     25,487,031    38,217,847
                                                ------------  -------------  ------------  -----------  -------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
   Institutional Shares ......................    (3,096,104)    (3,363,844)   (2,633,696)          --       (889,183)   (1,557,929)
   N Shares ..................................      (164,251)      (232,788)      (26,908)          --             --      (302,028)
   A Shares ..................................       (16,655)            --        (3,563)          --             --       (29,118)
   Exchange Shares ...........................            --             --            --           --             --            --
   Service Shares ............................            --             --            --           --             --            --
                                                ------------  -------------  ------------  -----------  -------------  ------------
Total distributions from net investment
   income ....................................    (3,277,010)    (3,596,632)   (2,664,167)          --       (889,183)   (1,889,075)
                                                ------------  -------------  ------------  -----------  -------------  ------------
Net realized gains on investments
   Institutional Shares ......................   (19,067,845)   (16,429,475)           --     (931,644)   (86,243,470)  (49,298,907)
   N Shares ..................................    (1,323,755)    (2,212,103)           --           --    (20,024,426)  (15,481,558)
   A Shares ..................................      (163,581)            --            --           --     (3,262,573)   (1,581,364)
                                                ------------  -------------  ------------  -----------  -------------  ------------
Total distributions from net realized gains ..   (20,555,181)   (18,641,578)           --     (931,644)  (109,530,469)  (66,361,829)
                                                ------------  -------------  ------------  -----------  -------------  ------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
Increase/(decrease) in net assets from
   capital share transactions in
   Institutional Shares ......................     9,403,205   (221,895,016)    6,185,929   13,619,456      1,203,359   (12,242,601)
   N Shares ..................................     3,557,254       (797,697)      539,627           --     24,660,833    81,445,509
   A Shares ..................................     1,289,085             --       220,605           --    (49,404,621)    3,759,954
   Exchange Shares ...........................            --             --            --           --             --            --
   Service Shares ............................            --             --            --           --             --            --
                                                ------------  -------------  ------------  -----------  -------------  ------------
INCREASE/(DECREASE) IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS ................    14,249,544   (222,692,713)    6,946,161   13,619,456    (23,540,429)   72,962,862
   Redemption Fees ...........................         2,200         60,436         3,669           41        121,874       321,854
                                                ------------  -------------  ------------  -----------  -------------  ------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS ......    22,348,274   (237,753,140)   33,627,227   13,230,536   (108,351,176)   43,251,659

NET ASSETS:
Beginning of period ..........................   258,261,515    328,879,417   212,250,442    7,395,566    709,080,646   413,554,234
                                                ------------  -------------  ------------  -----------  -------------  ------------
END OF PERIOD ................................  $280,609,789  $  91,126,277  $245,877,669  $20,626,102  $ 600,729,470  $456,805,893
                                                ============  =============  ============  ===========  =============  ============
End of period undistributed net investment
   income and (accumulated net investment
   loss) .....................................  $     25,991  $      43,634  $   (528,334) $        --  $      42,229  $     93,210

                       See Notes to Financial Statements.

                              PHOENIX INSIGHT FUNDS
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                   FIXED INCOME FUNDS
                                                                                     ----------------------------------------------
                                                                                                      HIGH YIELD      INTERMEDIATE
                                                                                          BOND           BOND       GOVERNMENT BOND
                                                                                          FUND           FUND             FUND
                                                                                     -------------   ------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income/(loss) .....................................................   $   7,762,739   $  5,178,858   $     1,271,532
Net realized gain/(loss) on investment transactions, futures contracts,
   foreign currency translations, and payment from affiliate .....................         220,555        260,767           122,646
Net change in unrealized appreciation/(depreciation) of investment
   transactions, futures contracts, and foreign currency translations ............      (3,580,636)    (4,143,681)         (534,797)
                                                                                     -------------   ------------   ---------------
Increase/(decrease) in net assets from operations ................................       4,402,658      1,295,944           859,381
                                                                                     -------------   ------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
   Institutional Shares ..........................................................      (8,008,777)    (4,958,568)       (1,101,428)
   N Shares ......................................................................        (137,052)       (23,451)         (194,233)
   A Shares ......................................................................         (34,170)       (18,173)         (106,117)
   Exchange Shares ...............................................................              --             --                --
   Service Shares ................................................................              --             --                --
                                                                                     -------------   ------------   ---------------
Total distributions from net investment income ...................................      (8,179,999)    (5,000,192)       (1,401,778)
                                                                                     -------------   ------------   ---------------
Net realized gains on investments
   Institutional Shares ..........................................................              --       (208,373)          (66,654)
   N Shares ......................................................................              --           (936)          (14,069)
   A Shares ......................................................................              --           (447)           (8,526)
                                                                                     -------------   ------------   ---------------
Total distributions from net realized gains ......................................              --       (209,756)          (89,249)
                                                                                     -------------   ------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
Increase/(decrease) in net assets from capital share transactions in
   Institutional Shares ..........................................................      10,824,628     (4,520,980)      (21,297,020)
   N Shares ......................................................................        (702,113)        44,000        (7,376,429)
   A Shares ......................................................................         (42,131)       277,438          (439,862)
   Exchange Shares ...............................................................              --             --                --
   Service Shares ................................................................              --             --                --
                                                                                     -------------   ------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ................      10,080,384     (4,199,542)      (29,113,311)
   Redemption Fees ...............................................................          35,937             19             3,009
                                                                                     -------------   ------------   ---------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS ..........................................       6,338,980     (8,113,527)      (29,741,948)

NET ASSETS:
Beginning of period ..............................................................     178,979,614     83,651,871        56,404,859
                                                                                     -------------   ------------   ---------------
END OF PERIOD ....................................................................   $ 185,318,594   $ 75,538,344   $    26,662,911
                                                                                     =============   ============   ===============
End of period undistributed net investment income and accumulated net
   investment loss ...............................................................   $          --   $       (562)  $            (1)

                       See Notes to Financial Statements.

                                                                                                FIXED INCOME FUNDS
                                                                                ---------------------------------------------------
                                                                                  INTERMEDIATE        SHORT/
                                                                                TAX-EXEMPT BOND  INTERMEDIATE BOND  TAX-EXEMPT BOND
                                                                                      FUND             FUND              FUND
                                                                                ---------------  -----------------  ---------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income/(loss) .................................................  $    10,483,098  $       9,916,163  $     4,847,532
Net realized gain/(loss) on investment transactions, futures contracts,
   foreign currency translations, and payment from affiliate .................          373,552           (747,037)         672,525
Net change in unrealized appreciation/(depreciation) of investment
   transactions, futures contracts, and foreign currency translations ........       (5,864,530)        (5,513,125)      (2,635,068)
                                                                                ---------------  -----------------  ---------------
Increase/(decrease) in net assets from operations ............................        4,992,120          3,656,001        2,884,989
                                                                                ---------------  -----------------  ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
   Institutional Shares ......................................................       (9,931,683)        (9,803,298)      (3,479,961)
   N Shares ..................................................................         (462,787)          (237,738)      (1,183,616)
   A Shares ..................................................................          (88,628)          (139,930)        (183,955)
   Exchange Shares ...........................................................               --                 --               --
   Service Shares ............................................................               --                 --               --
                                                                                ---------------  -----------------  ---------------
Total distributions from net investment income ...............................      (10,483,098)       (10,180,966)      (4,847,532)
                                                                                ---------------  -----------------  ---------------
Net realized gains on investments
   Institutional Shares ......................................................               --                 --         (564,216)
   N Shares ..................................................................               --                 --         (206,527)
   A Shares ..................................................................               --                 --          (31,102)
                                                                                ---------------  -----------------  ---------------
Total distributions from net realized gains ..................................               --                 --         (801,845)
                                                                                ---------------  -----------------  ---------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
Increase/(decrease) in net assets from capital share transactions in
   Institutional Shares ......................................................        2,083,754         12,890,356          858,093
   N Shares ..................................................................        3,965,336         (1,842,670)       4,069,642
   A Shares ..................................................................         (332,703)          (544,557)         176,335
   Exchange Shares ...........................................................               --                 --
   Service Shares ............................................................               --                 --
                                                                                ---------------  -----------------  ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ............        5,716,387         10,503,129        5,104,070
   Redemption Fees ...........................................................            7,740              3,043            2,984
                                                                                ---------------  -----------------  ---------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS ......................................          233,149          3,981,207        2,342,666

NET ASSETS:
Beginning of period ..........................................................      243,407,629        262,567,305      105,165,256
                                                                                ---------------  -----------------  ---------------
END OF PERIOD ................................................................  $   243,640,778  $     266,548,512  $   107,507,922
                                                                                ===============  =================  ===============
End of period undistributed net investment income and accumulated net
   investment loss ...........................................................  $            --  $              (1) $            --

                                                                                                 MONEY MARKET FUNDS
                                                                                -------------------------------------------------
                                                                                   GOVERNMENT                        TAX-EXEMPT
                                                                                  MONEY MARKET   MONEY MARKET       MONEY MARKET
                                                                                      FUND           FUND               FUND
                                                                                ---------------  ---------------  ---------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income/(loss) .................................................  $    39,567,840  $   189,057,761  $    27,990,196
Net realized gain/(loss) on investment transactions, futures contracts,
   foreign currency translations, and payment from affiliate .................               --          (27,953)          57,631
Net change in unrealized appreciation/(depreciation) of investment
   transactions, futures contracts, and foreign currency translations ........               --               --               --
                                                                                ---------------  ---------------  ---------------
Increase/(decrease) in net assets from operations ............................       39,567,840      189,029,808       28,047,827
                                                                                ---------------  ---------------  ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
   Institutional Shares ......................................................       (6,367,320)     (89,985,164)     (21,758,405)
   N Shares ..................................................................       (6,450,858)     (28,673,146)      (3,754,385)
   A Shares ..................................................................               --               --               --
   Exchange Shares ...........................................................               --      (27,037,122)              --
   Service Shares ............................................................      (26,756,269)     (43,394,158)      (2,525,903)
                                                                                ---------------  ---------------  ---------------
Total distributions from net investment income ...............................      (39,574,447)    (189,089,590)     (28,038,693)
                                                                                ---------------  ---------------  ---------------
Net realized gains on investments
   Institutional Shares ......................................................               --               --               --
   N Shares ..................................................................               --               --               --
   A Shares ..................................................................               --               --               --
                                                                                ---------------  ---------------  ---------------
Total distributions from net realized gains ..................................               --               --               --
                                                                                ---------------  ---------------  ---------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
Increase/(decrease) in net assets from capital share transactions in
   Institutional Shares ......................................................     (117,350,012)   1,061,372,911      275,857,212
   N Shares ..................................................................       27,762,971     (259,117,798)      66,675,632
   A Shares ..................................................................               --               --               --
   Exchange Shares ...........................................................               --      380,501,550               --
   Service Shares ............................................................      (19,859,023)      35,239,154      (27,946,250)
                                                                                ---------------  ---------------  ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ............     (109,446,064)   1,217,995,817      314,586,594
   Redemption Fees ...........................................................               --               --               --
                                                                                ---------------  ---------------  ---------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS ......................................     (109,452,671)   1,217,936,035      314,595,728

NET ASSETS:
Beginning of period ..........................................................    1,698,320,905    6,629,701,918    1,126,331,721
                                                                                ---------------  ---------------  ---------------
END OF PERIOD ................................................................  $ 1,588,868,234  $ 7,847,637,953  $ 1,440,927,449
                                                                                ===============  ===============  ===============
End of period undistributed net investment income and accumulated net
   investment loss ...........................................................  $             1  $           (11) $            (1)

                       See Notes to Financial Statements.

                              PHOENIX INSIGHT FUNDS
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                               NET                     NON-RECURRING          NET
                              ASSET                       PAYMENT         REALIZED AND       TOTAL     DISTRIBUTIONS   DISTRIBUTIONS
                              VALUE        NET             FROM            UNREALIZED        FROM        FROM NET        FROM NET
                            BEGINNING   INVESTMENT        FORMER          GAIN/(LOSS)     INVESTMENT    INVESTMENT       REALIZED
                            OF PERIOD     INCOME     ADMINISTRATOR(10)   ON INVESTMENTS   OPERATIONS      INCOME           GAINS
------------------------------------------------------------------------------------------------------------------------------------
-------------
BALANCED FUND
-------------
CLASS A
12/31/06                      $14.69    $ 0.288(9)         $0.016            $ 0.988        $ 1.292       $(0.295)        $(0.711)
12/31/05                       14.97      0.269                --              0.793          1.062        (0.259)         (1.083)
12/31/04                       13.49      0.242                --              1.496          1.738        (0.244)         (0.014)
12/31/03                       11.53      0.230                --              1.950          2.180        (0.220)             --
12/31/02                       13.00      0.278                --             (1.469)        (1.191)       (0.279)             --
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06       $14.24    $ 0.080(9)         $   --            $ 1.244        $ 1.324       $(0.085)        $(0.519)
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                      $14.72    $ 0.329(9)         $0.017            $ 0.990        $ 1.336       $(0.329)        $(0.711)
12/31/05                       14.99      0.296                --              0.812          1.108        (0.295)         (1.083)
12/31/04                       13.50      0.272                --              1.504          1.776        (0.272)         (0.014)
12/31/03                       11.54      0.251                --              1.958          2.209        (0.249)             --
12/31/02                       13.01      0.310                --             (1.470)        (1.160)       (0.310)             --

----------------
CORE EQUITY FUND
----------------
CLASS A
12/31/06                      $20.91    $ 0.110(9)         $0.054            $ 2.663        $ 2.827       $(0.104)        $(2.049)
12/31/05                       21.66      0.070                --              1.803          1.873        (0.072)         (2.551)
12/31/04                       20.24      0.078                --              2.521          2.599        (0.095)         (1.084)
12/31/03                       15.57      0.035                --              4.671          4.706        (0.036)             --
12/31/02                       20.73      0.009                --             (4.883)        (4.874)       (0.008)         (0.278)
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06       $20.46    $(0.022)(9)        $   --            $ 2.633        $ 2.611       $(0.024)        $(1.557)
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                      $21.19    $ 0.163(9)         $0.055            $ 2.704        $ 2.922       $(0.159)        $(2.049)
12/31/05                       21.91      0.117                --              1.837          1.954        (0.123)         (2.551)
12/31/04                       20.44      0.144                --              2.544          2.688        (0.134)         (1.084)
12/31/03                       15.73      0.083                --              4.710          4.793        (0.083)             --
12/31/02                       20.96      0.053                --             (4.953)        (4.900)       (0.052)         (0.278)

---------------------
EMERGING MARKETS FUND
---------------------
CLASS A
12/31/06                      $12.27    $ 0.078(9)         $0.007            $ 3.362        $ 3.447       $(0.175)        $(3.395)
12/31/05                       10.88      0.103                --              3.137          3.240        (0.086)         (1.764)
12/31/04                        9.94      0.030                --              1.864          1.894        (0.096)         (0.860)
12/31/03                        6.60      0.040                --              3.315          3.355        (0.017)             --
12/31/02                        6.75      0.002                --             (0.154)        (0.152)           --              --
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06       $11.71    $(0.033)(9)        $   --            $ 3.353        $ 3.320       $(0.074)        $(2.816)
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                      $12.43    $ 0.202(9)         $0.007            $ 3.324        $ 3.533       $(0.221)        $(3.395)
12/31/05                       11.01      0.145                --              3.151          3.296        (0.112)         (1.764)
12/31/04                       10.03      0.106                --              1.843          1.949        (0.110)         (0.860)
12/31/03                        6.66      0.046                --              3.355          3.401        (0.033)             --
12/31/02                        6.80      0.019                --             (0.148)        (0.129)       (0.015)             --

                       See Notes to Financial Statements.

                              DISTRIBUTIONS                                                                         TOTAL RETURN
                                  FROM                               REDEMPTION       NET                             EXCLUDING
                              NON-RECURRING                             FEES         ASSET                          NON-RECURRING
                                 PAYMENT                              ADDED TO       VALUE                             PAYMENT
                               FROM FORMER            TOTAL           PAID-IN        END OF        TOTAL             FROM FORMER
                            ADMINISTRATOR(10)     DISTRIBUTIONS     CAPITAL(11)      PERIOD        RETURN         ADMINISTRATOR(10)
-----------------------------------------------------------------------------------------------------------------------------------
-------------
BALANCED FUND
-------------
CLASS A
12/31/06                        $ (0.016)           $ (1.022)       $    --         $ 14.96       9.03%(4)             8.92%(4)
12/31/05                              --              (1.342)            --           14.69       7.14(4)                --
12/31/04                              --              (0.258)            --           14.97      13.02(4)                --
12/31/03                              --              (0.220)            --           13.49      19.07(4)                --
12/31/02                              --              (0.279)            --           11.53      (9.26)(4)               --
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06         $     --            $ (0.604)       $    --         $ 14.96       9.31%(2)               --
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                        $ (0.017)           $ (1.057)       $ 0.001         $ 15.00       9.26%                9.14%
12/31/05                              --              (1.378)            --           14.72       7.45                   --
12/31/04                              --              (0.286)            --           14.99      13.32                   --
12/31/03                              --              (0.249)            --           13.50      19.33                   --
12/31/02                              --              (0.310)            --           11.54      (9.02)                  --

----------------
CORE EQUITY FUND
----------------
CLASS A
12/31/06                        $ (0.054)           $ (2.207)       $    --         $ 21.53      13.73%(4)            13.46%(4)
12/31/05                              --              (2.623)            --           20.91       8.70(4)                --
12/31/04                              --              (1.179)            --           21.66      13.01(4)                --
12/31/03                              --              (0.036)            --           20.24      30.23(4)                --
12/31/02                              --              (0.286)            --           15.57     (23.67)(4)               --
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06         $     --            $ (1.581)       $    --         $ 21.49     12.84%(2)(8)            --
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                        $ (0.055)           $ (2.263)       $ 0.001         $ 21.85      13.98%               13.07%
12/31/05                              --              (2.674)            --           21.19       8.97                   --
12/31/04                              --              (1.218)            --           21.91      13.32                   --
12/31/03                              --              (0.083)            --           20.44      30.49                   --
12/31/02                              --              (0.330)            --           15.73     (23.54)                  --

---------------------
EMERGING MARKETS FUND
---------------------
CLASS A
12/31/06                         $(0.007)           $ (3.577)       $ 0.000(12)     $ 12.14      29.21%(4)            29.15%(4)
12/31/05                              --              (1.850)            --           12.27      31.08(4)                --
12/31/04                              --              (0.956)         0.002(5)        10.88      19.67(4)                --
12/31/03                              --              (0.017)         0.002(5)         9.94      50.87(4)                --
12/31/02                              --                  --          0.002(5)         6.60      (2.22)(4)               --
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06         $     --            $ (2.890)       $    --         $ 12.14      29.04%(2)(8)            --
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                        $ (0.007)           $ (3.623)       $ 0.000(12)     $ 12.34      29.60%               28.54%
12/31/05                              --              (1.876)            --           12.43      31.23                   --
12/31/04                              --              (0.970)         0.001(5)        11.01      20.04                   --
12/31/03                              --              (0.033)         0.002(5)        10.03      51.11                   --
12/31/02                              --              (0.015)         0.004(5)         6.66      (1.84)                  --

                                                                   RATIO OF      RATIO OF NET
                                   NET                             EXPENSES       INVESTMENT
                                 ASSETS            RATIO OF       TO AVERAGE        INCOME
                                 END OF          EXPENSES TO      NET ASSETS          TO          PORTFOLIO
                                 PERIOD          AVERAGE NET      (EXCLUDING     AVERAGE NET       TURNOVER
                                  (000)             ASSETS         WAIVERS)         ASSETS           RATE
------------------------------------------------------------------------------------------------------------
-------------
BALANCED FUND
-------------
CLASS A
12/31/06                        $ 12,613            1.01%           1.02%            1.93%         65.94%
12/31/05                           2,953            1.04            1.09             1.74          61.49
12/31/04                           1,641            1.13            1.20             1.69          65.60
12/31/03                             442            1.13            1.29             1.80          76.53
12/31/02                             260            1.13            1.37             2.25          69.89
------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06         $    255            1.77%(1)        1.77%(1)         1.04%(1)      65.94%(2)
------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                        $ 74,724            0.76%           0.82%            2.20%         65.94%
12/31/05                          71,570            0.79            0.84             1.95          61.49
12/31/04                          64,065            0.88            0.95             1.94          65.60
12/31/03                          56,553            0.88            1.04             2.05          76.53
12/31/02                          47,015            0.88            1.12             2.50          69.89

----------------
CORE EQUITY FUND
----------------
CLASS A
12/31/06                        $ 11,795            1.16%           1.16%            0.50%         74.12%
12/31/05                           1,009            1.18            1.22             0.29          79.92
12/31/04                             809            1.25            1.27             0.42          83.50
12/31/03                             531            1.35            1.48             0.22          76.15
12/31/02                             552            1.35            1.49             0.02          67.66
------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06         $    171            1.89%(1)        1.89%(1)        (0.19)%(1)     74.12%(2)
------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                        $146,245            0.90%           0.95%            0.74%         74.12%
12/31/05                         135,587            0.93            0.97             0.54          79.92
12/31/04                         128,125            1.00            1.02             0.67          83.50
12/31/03                         127,233            1.10            1.23             0.47          76.15
12/31/02                          98,487            1.10            1.24             0.27          67.66

---------------------
EMERGING MARKETS FUND
---------------------
CLASS A
12/31/06                        $  7,456            1.59%           1.63%            0.60%         82.51%
12/31/05                           1,205            1.70            1.85             0.91          42.91
12/31/04                             916            1.83            1.85             0.49          49.13
12/31/03                             364            1.83            1.86             0.62          19.99
12/31/02                             118            1.91            1.96             0.03          34.20
------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06         $    186            2.30%(1)        2.30%(1)        (0.49%)(1)     82.51%(2)
------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                        $242,422            1.32%           1.50%            1.51%         82.51%
12/31/05                         329,081            1.45            1.60             1.20          42.91
12/31/04                         302,250            1.58            1.60             0.92          49.13
12/31/03                         289,492            1.58            1.61             0.83          19.99
12/31/02                          96,652            1.66            1.71             0.41          34.20

                       See Notes to Financial Statements.

                              PHOENIX INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                             NET                     NON-RECURRING         NET
                            ASSET                       PAYMENT        REALIZED AND       TOTAL     DISTRIBUTIONS   DISTRIBUTIONS
                            VALUE          NET           FROM           UNREALIZED        FROM        FROM NET        FROM NET
                          BEGINNING    INVESTMENT       FORMER         GAIN/(LOSS)     INVESTMENT    INVESTMENT       REALIZED
                          OF PERIOD      INCOME    ADMINISTRATOR(10)  ON INVESTMENTS   OPERATIONS      INCOME           GAINS
---------------------------------------------------------------------------------------------------------------------------------
-----------
EQUITY FUND
-----------
CLASS A
12/31/06                   $ 13.97    $  0.126(9)       $ 0.031          $  2.039       $  2.196      $ (0.106)       $ (1.259)
12/31/05                     13.53       0.130               --             1.520          1.650        (0.140)         (1.070)
12/31/04                     11.56       0.041               --             2.015          2.056        (0.086)             --
12/31/03                      9.02       0.034               --             2.523          2.557        (0.017)             --
12/31/02                     11.45       0.021               --            (2.440)        (2.419)       (0.011)             --
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06    $ 14.20    $  0.012(9)       $    --          $  1.603       $  1.615      $ (0.015)       $ (1.040)
---------------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                   $ 13.88    $  0.141(9)       $ 0.035          $  2.038       $  2.214      $ (0.141)       $ (1.259)
12/31/05                     13.44       0.170               --             1.513          1.683        (0.173)         (1.070)
12/31/04                     11.48       0.111               --             1.961          2.072        (0.112)             --
12/31/03                      8.98       0.065               --             2.501          2.566        (0.066)             --
12/31/02                     11.43       0.056               --            (2.449)        (2.393)       (0.057)             --

----------
INDEX FUND
----------
CLASS A(6)
12/31/06                   $ 19.68    $  0.280(9)       $ 0.212          $  2.700       $  3.192      $ (0.306)       $ (0.474)
12/31/05                     22.08       0.300               --             0.851          1.151        (0.331)         (3.224)
12/31/04                     21.54       0.299               --             1.851          2.150        (0.301)         (1.309)
12/31/03                     18.05       0.224               --             4.728          4.952        (0.226)         (1.236)
12/31/02                     23.90       0.194               --            (5.503)        (5.309)       (0.191)         (0.350)
---------------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                   $ 19.69    $  0.318(9)       $ 0.216          $  2.678       $  3.212      $ (0.342)       $ (0.474)
12/31/05                     22.09       0.380               --             0.808          1.188        (0.369)         (3.224)
12/31/04                     21.55       0.362               --             1.844          2.206        (0.357)         (1.309)
12/31/03                     18.06       0.275               --             4.726          5.001        (0.275)         (1.236)
12/31/02                     23.91       0.244               --            (5.501)        (5.257)       (0.243)         (0.350)
---------------------------------------------------------------------------------------------------------------------------------

------------------
INTERNATIONAL FUND
------------------
CLASS A
12/31/06                   $ 17.03    $  0.101(9)       $ 0.024          $  4.741       $  4.866      $ (0.332)       $ (3.800)
12/31/05                     15.18       0.108               --             1.917          2.025        (0.175)             --
12/31/04                     13.19       0.089               --             2.015          2.104        (0.114)             --
12/31/03                      9.35       0.030               --             3.928          3.958        (0.132)             --
12/31/02                     11.57       0.079               --            (2.311)        (2.232)           --              --
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06    $ 17.99    $ (0.050)(9)      $    --          $  3.824       $  3.774      $ (0.224)       $ (3.800)
---------------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                   $ 17.64    $  0.306(9)       $ 0.025          $  4.773       $  5.104      $ (0.409)       $ (3.800)
12/31/05                     15.70       0.214               --             1.919          2.133        (0.193)             --
12/31/04                     13.63       0.135               --             2.081          2.216        (0.146)             --
12/31/03                      9.81       0.165               --             3.800          3.965        (0.160)             --
12/31/02                     11.54       0.092               --            (1.808)        (1.716)       (0.068)             --

                       See Notes to Financial Statements.

                            DISTRIBUTIONS                                                                TOTAL RETURN
                                 FROM                          REDEMPTION      NET                        EXCLUDING
                            NON-RECURRING                         FEES        ASSET                     NON-RECURRING
                               PAYMENT                          ADDED TO      VALUE                        PAYMENT
                             FROM FORMER           TOTAL        PAID-IN      END OF       TOTAL          FROM FORMER
                          ADMINISTRATOR(10)   DISTRIBUTIONS   CAPITAL(11)    PERIOD       RETURN      ADMINISTRATOR(10)
-----------------------------------------------------------------------------------------------------------------------
-----------
EQUITY FUND
-----------
CLASS A
12/31/06                      $ (0.031)         $  (1.396)     $    --      $ 14.77    15.85%(4)          15.62%(4)
12/31/05                            --             (1.210)          --        13.97    12.18(4)              --
12/31/04                            --             (0.086)          --        13.53    17.85(4)              --
12/31/03                            --             (0.017)          --        11.56    28.39(4)              --
12/31/02                            --             (0.011)          --         9.02   (21.15)(4)             --
-----------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06       $     --          $  (1.055)     $    --      $ 14.76    11.35%(2)(8)          --
-----------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                      $ (0.035)         $  (1.435)     $ 0.001      $ 14.66    16.12%             15.85%
12/31/05                            --             (1.243)          --        13.88    12.52                 --
12/31/04                            --             (0.112)          --        13.44    18.14                 --
12/31/03                            --             (0.066)          --        11.48    28.68                 --
12/31/02                            --             (0.057)          --         8.98   (20.99)                --

----------
INDEX FUND
----------
CLASS A(6)
12/31/06                      $ (0.212)         $  (0.992)     $    --      $ 21.88    16.47%(4)          15.18%(4)
12/31/05                            --             (3.555)       0.004(5)     19.68     5.15                 --
12/31/04                            --             (1.610)          --        22.08    10.21                 --
12/31/03                            --             (1.462)          --        21.54    27.82                 --
12/31/02                            --             (0.541)          --        18.05   (22.43)                --
-----------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                      $ (0.216)         $  (1.032)     $    --      $ 21.87    16.51%             15.30%
12/31/05                            --             (3.593)       0.005(5)     19.69     5.38                 --
12/31/04                            --             (1.666)          --        22.09    10.48                 --
12/31/03                            --             (1.511)          --        21.55    28.11                 --
12/31/02                            --             (0.593)          --        18.06   (22.21)                --
-----------------------------------------------------------------------------------------------------------------------

------------------
INTERNATIONAL FUND
------------------
CLASS A
12/31/06                      $ (0.024)         $  (4.156)     $    --      $ 17.74    28.88%(4)          28.72%(4)
12/31/05                            --             (0.175)          --        17.03    13.34(4)              --
12/31/04                            --             (0.114)          --        15.18    16.17(4)              --
12/31/03                            --             (0.132)       0.014(5)     13.19    42.33(4)              --
12/31/02                            --                 --        0.012(5)      9.35   (19.19)(4)             --
-----------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06       $     --          $  (4.024)     $    --      $ 17.74    21.30%(2)(8)          --
-----------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                      $ (0.025)         $  (4.234)     $    --      $ 18.51    29.21%             29.05%
12/31/05                            --             (0.193)          --        17.64    13.60                 --
12/31/04                            --             (0.146)          --        15.70    16.48                 --
12/31/03                            --             (0.160)       0.015(5)     13.63    40.44                 --
12/31/02                            --             (0.068)       0.054(5)      9.81   (14.41)                --

                                                        RATIO OF    RATIO OF NET
                                NET                     EXPENSES     INVESTMENT
                               ASSETS      RATIO OF    TO AVERAGE      INCOME
                               END OF    EXPENSES TO   NET ASSETS        TO         PORTFOLIO
                               PERIOD    AVERAGE NET   (EXCLUDING    AVERAGE NET     TURNOVER
                               (000)        ASSETS      WAIVERS)       ASSETS          RATE
---------------------------------------------------------------------------------------------
-----------
EQUITY FUND
-----------
CLASS A
12/31/06                      $ 25,800     1.14%        1.14%         0.84%         59.39%
12/31/05                         2,416     1.12         1.16          1.00          62.67
12/31/04                         1,127     1.19         1.19          0.71          72.72
12/31/03                           339     1.19         1.21          0.38          81.21
12/31/02                           199     1.20         1.22          0.28          61.83
---------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06       $    175     1.89%(1)     1.89%(1)      0.15%(1)      59.39%(2)
---------------------------------------------------------------------------------------------
CLASS I
12/31/06                      $278,841     0.87%        0.93%         0.96%         59.39%
12/31/05                       261,584     0.87         0.91          1.20          62.67
12/31/04                       244,336     0.94         0.94          0.91          72.72
12/31/03                       229,673     0.94         0.96          0.63          81.21
12/31/02                       238,301     0.95         0.97          0.53          61.83

----------
INDEX FUND
----------
CLASS A(6)
12/31/06                      $ 14,710     0.63%        0.69%         1.36%          3.37%
12/31/05                        14,963     0.57         0.64          1.34           6.34
12/31/04                        17,457     0.68         0.68          1.34           2.67
12/31/03                        19,986     0.68         0.72          1.12           1.72
12/31/02                        17,339     0.70         0.78          0.93           6.42
---------------------------------------------------------------------------------------------
CLASS I
12/31/06                      $ 59,680     0.43%        0.54%         1.54%          3.37%
12/31/05                        76,163     0.40         0.45          1.45           6.34
12/31/04                       311,422     0.43         0.43          1.59           2.67
12/31/03                       353,889     0.43         0.47          1.37           1.72
12/31/02                       354,499     0.45         0.53          1.18           6.42
---------------------------------------------------------------------------------------------

------------------
INTERNATIONAL FUND
------------------
CLASS A
12/31/06                      $  4,311     1.30%        1.32%         0.51%        122.71%
12/31/05                           349     1.44         1.59          0.93          44.03
12/31/04                           101     1.58         1.60          0.71          27.84
12/31/03                            57     1.57         1.60          0.27          35.15
12/31/02                             6     1.65         1.68          0.71          22.38
---------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06       $    176     2.04%(1)     2.04%(1)     (0.49)%(1)    122.71%(2)
---------------------------------------------------------------------------------------------
CLASS I
12/31/06                      $285,863     1.03%        1.18%         1.55%        122.71%
12/31/05                       242,629     1.19         1.34          1.33          44.03
12/31/04                       210,109     1.33         1.35          0.96          27.84
12/31/03                       171,921     1.36         1.39          1.40          35.15
12/31/02                       141,034     1.40         1.43          0.85          22.38

                       See Notes to Financial Statements.

                              PHOENIX INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 NET                       NON-RECURRING         NET
                                ASSET                         PAYMENT        REALIZED AND     TOTAL     DISTRIBUTIONS  DISTRIBUTIONS
                                VALUE        NET               FROM           UNREALIZED       FROM        FROM NET      FROM NET
                              BEGINNING  INVESTMENT           FORMER          GAIN/(LOSS)   INVESTMENT    INVESTMENT     REALIZED
                              OF PERIOD    INCOME        ADMINISTRATOR(10)  ON INVESTMENTS  OPERATIONS      INCOME        GAINS
------------------------------------------------------------------------------------------------------------------------------------
---------------------
SMALL-CAP GROWTH FUND
---------------------
CLASS A
06/26/06(3) to 12/31/06       $   13.34  $   (0.065)(9)  $        --        $       1.493   $    1.428  $         --   $   (0.858)
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06       $   13.47  $   (0.121)(9)  $        --        $       1.369   $    1.248  $         --   $   (0.858)
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                      $   13.56  $   (0.083)(9)  $     0.005        $       1.382   $    1.304  $         --   $   (0.929)
12/31/05                          13.71      (0.025)              --                0.512        0.487            --       (0.637)
12/31/04                          11.39      (0.064)              --                2.384        2.320            --           --
12/31/03                           7.68      (0.044)              --                3.754        3.710            --           --
12/31/02                           9.68      (0.032)              --               (1.968)      (2.000)           --           --

--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------
CLASS A
12/31/06                      $   20.81  $   (0.034)(9)  $     0.034        $       1.795   $    1.795  $         --   $   (3.661)
12/31/05                          24.03      (0.089)              --                1.159        1.070            --       (4.294)
12/31/04                          22.27       0.042               --                5.003        5.045        (0.025)      (3.322)
12/31/03                          14.85      (0.057)              --                7.714        7.657            --       (0.238)
12/31/02                          17.43      (0.118)              --               (2.463)      (2.581)           --           --
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06       $   20.31  $   (0.104)(9)  $        --        $       1.269   $    1.165  $         --   $   (2.645)
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                      $   21.48  $   (0.001)(9)  $     0.036        $       1.854   $    1.889  $     (0.002)  $   (3.661)
12/31/05                          24.64       0.042               --                1.133        1.175        (0.045)      (4.294)
12/31/04                          22.74       0.083               --                5.161        5.244        (0.059)      (3.322)
12/31/03                          15.12      (0.024)              --                7.881        7.857            --       (0.238)
12/31/02                          17.70      (0.086)              --               (2.496)      (2.582)           --           --

--------------------
SMALL-CAP VALUE FUND
--------------------
CLASS A
12/31/06                      $   47.02  $    0.050(9)   $     0.045        $       4.852   $    4.947  $     (0.031)  $   (7.921)
12/31/05                          50.35       0.173               --                4.180        4.353        (0.135)      (7.581)
12/31/04                          44.92       0.198               --               12.004       12.202        (0.229)      (6.826)
12/31/03                          31.69       0.271               --               13.243       13.514        (0.286)          --
12/31/02                          36.78       0.042               --               (4.767)      (4.725)       (0.064)      (0.306)
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06       $   45.40  $   (0.187)(9)  $        --        $       4.647   $    4.460  $         --   $   (6.040)
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                      $   47.40  $    0.097(9)   $     0.060        $       4.976   $    5.133  $     (0.133)  $   (7.921)
12/31/05                          50.67       0.266               --                4.246        4.512        (0.241)      (7.581)
12/31/04                          45.10       0.333               --               12.228       12.561        (0.274)      (6.826)
12/31/03                          31.79       0.408               --               13.260       13.668        (0.360)          --
12/31/02                          36.88       0.154               --               (4.814)      (4.660)       (0.131)      (0.306)

                       See Notes to Financial Statements.

                              DISTRIBUTIONS                                                              TOTAL RETURN
                                  FROM                         REDEMPTION    NET                           EXCLUDING
                              NON-RECURRING                       FEES      ASSET                        NON-RECURRING
                                PAYMENT                         ADDED TO    VALUE                           PAYMENT
                               FROM FORMER         TOTAL        PAID-IN     END OF      TOTAL             FROM FORMER
                            ADMINISTRATOR(10)  DISTRIBUTIONS  CAPITAL(11)   PERIOD      RETURN         ADMINISTRATOR(10)
------------------------------------------------------------------------------------------------------------------------
---------------------
SMALL-CAP GROWTH FUND
---------------------
CLASS A
06/26/06(3) to 12/31/06     $         --       $   (0.858)    $     --     $  13.91      10.70%(4)            --%(4)
------------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06     $         --       $   (0.858)    $     --     $  13.86       9.26%(2)(8)         --
------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                    $     (0.005)      $   (0.934)    $     --     $  13.93       9.61%             9.58%
12/31/05                              --           (0.637)          --        13.56       3.40                --
12/31/04                              --               --           --        13.71      20.37                --
12/31/03                              --               --           --        11.39      48.31                --
12/31/02                              --               --           --         7.68     (20.66)               --

--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------
CLASS A
12/31/06                    $     (0.034)      $   (3.695)    $     --     $  18.91       8.50%(4)          8.34%(4)
12/31/05                              --           (4.294)       0.004(5)     20.81       4.28(4)             --
12/31/04                              --           (3.347)       0.062(5)     24.03      23.88(4)(7)          --
12/31/03                              --           (0.238)       0.001(5)     22.27      51.62(4)             --
12/31/02                              --               --        0.001(5)     14.85     (14.80)(4)            --
------------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06     $         --       $   (2.645)    $     --     $  18.83       5.77%(2)(8)         --
------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                    $     (0.036)      $   (3.699)    $     --     $  19.67       8.73%             8.56%
12/31/05                              --           (4.339)       0.004(5)     21.48       4.55                --
12/31/04                              --           (3.381)       0.037(5)     24.64      24.16(7)             --
12/31/03                              --           (0.238)       0.001(5)     22.74      52.02                --
12/31/02                              --               --        0.002(5)     15.12     (14.58)               --

--------------------
SMALL-CAP VALUE FUND
--------------------
CLASS A
12/31/06                    $     (0.045)      $   (7.997)    $     --     $  43.97      10.62%(4)         10.52%(4)
12/31/05                              --           (7.716)       0.033(5)     47.02       8.63(4)             --
12/31/04                              --           (7.055)       0.283(5)     50.35      28.62(4)(7)          --
12/31/03                              --           (0.286)       0.002(5)     44.92      42.68(4)             --
12/31/02                              --           (0.370)       0.005(5)     31.69     (12.98)(4)            --
------------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06     $         --       $   (6.040)    $     --     $  43.82       9.86%(2)(8)         --
------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                    $     (0.060)      $   (8.114)    $  0.001     $  44.42      10.92%            10.82%
12/31/05                              --           (7.822)       0.040(5)     47.40       8.90                --
12/31/04                              --           (7.100)       0.109(5)     50.67      28.93(7)             --
12/31/03                              --           (0.360)       0.002(5)     45.10      43.04                --
12/31/02                              --           (0.437)       0.007(5)     31.79     (12.76)               --

                                                       RATIO OF   RATIO OF NET
                               NET                     EXPENSES    INVESTMENT
                              ASSETS      RATIO OF    TO AVERAGE     INCOME
                              END OF    EXPENSES TO   NET ASSETS       TO        PORTFOLIO
                              PERIOD    AVERAGE NET   (EXCLUDING   AVERAGE NET    TURNOVER
                              (000)        ASSETS       WAIVERS)     ASSETS         RATE
--------------------------------------------------------------------------------------------
---------------------
SMALL-CAP GROWTH FUND
---------------------
CLASS A
06/26/06(3) to 12/31/06     $      130     1.23%(1)    1.23% (1)    (0.77)%(1)    122.70%(2)
--------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06     $      139     2.15%(1)    2.15%(1)     (1.65)%(1)    122.70%(2)
--------------------------------------------------------------------------------------------
CLASS I
12/31/06                    $   27,433     1.07%       1.20%        (0.57)%       122.70%
12/31/05                        20,626     0.96        1.46         (0.38)        100.38
12/31/04                         7,396     1.00        1.48         (0.53)         99.76
12/31/03                         8,506     1.00        1.44         (0.48)        124.27
12/31/02                         7,278     1.00        1.36         (0.38)        107.48

--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------
CLASS A
12/31/06                    $   86,850     1.20%       1.20%        (0.17)%        85.43%
12/31/05                        12,094     1.19        1.22         (0.18)         76.08
12/31/04                        66,179     1.25        1.25          0.33          63.79
12/31/03                         3,047     1.45        1.50         (0.30)         83.34
12/31/02                           777     1.45        1.52         (0.76)         76.97
--------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06     $      249     1.92%(1)    1.92%(1)     (0.98)%        85.43%(2)
--------------------------------------------------------------------------------------------
CLASS I
12/31/06                    $  399,712     0.93%       0.99%         0.00%         85.43%
12/31/05                       480,501     0.94        0.97          0.16          76.08
12/31/04                       544,635     1.00        1.00          0.36          63.79
12/31/03                       472,228     1.20        1.25         (0.13)         83.34
12/31/02                       323,683     1.20        1.27         (0.51)         76.97

--------------------
SMALL-CAP VALUE FUND
--------------------
CLASS A
12/31/06                    $   83,558     1.16%       1.17%         0.11%         92.13%
12/31/05                        11,226     1.15        1.19          0.24          74.30
12/31/04                         8,352     1.18        1.19          0.57          69.98
12/31/03                         1,557     1.20        1.24          0.83         106.69
12/31/02                           669     1.24        1.34          0.18         134.99
--------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06     $      167     1.89%(1)    1.89%(1)     (0.77)%(1)     92.13%(2)
--------------------------------------------------------------------------------------------
CLASS I
12/31/06                    $  297,831     0.88%       0.94%         0.20%         92.13%
12/31/05                       335,085     0.90        0.94          0.49          74.30
12/31/04                       369,311     0.93        0.94          0.69          69.98
12/31/03                       308,693     0.95        0.99          1.08         106.69
12/31/02                       216,922     0.99        1.09          0.43         134.99

                       See Notes to Financial Statements.

                              PHOENIX INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                              NET                     NON-RECURRING          NET
                             ASSET                       PAYMENT         REALIZED AND       TOTAL     DISTRIBUTIONS   DISTRIBUTIONS
                             VALUE        NET             FROM            UNREALIZED        FROM        FROM NET        FROM NET
                           BEGINNING   INVESTMENT         FORMER         GAIN/(LOSS)     INVESTMENT    INVESTMENT       REALIZED
                           OF PERIOD     INCOME     ADMINISTRATOR(10)   ON INVESTMENTS   OPERATIONS      INCOME           GAINS
-----------------------------------------------------------------------------------------------------------------------------------
---------
BOND FUND
---------
CLASS A
12/31/06                     $10.01     $0.465(9)        $0.018            $(0.120)        $0.363        $(0.475)        $    --
12/31/05                      10.22      0.429               --             (0.211)         0.218         (0.430)             --
12/31/04                      10.27      0.432               --             (0.048)         0.384         (0.434)             --
12/31/03                      10.38      0.483               --             (0.110)         0.373         (0.483)             --
12/31/02                      10.25      0.556               --              0.130          0.686         (0.556)             --
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06      $ 9.57     $0.206(9)        $   --            $ 0.312         $0.518        $(0.208)        $    --
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                     $10.01     $0.481(9)        $0.018            $(0.112)        $0.387        $(0.500)        $    --
12/31/05                      10.22      0.453               --             (0.210)         0.243         (0.455)             --
12/31/04                      10.27      0.456               --             (0.047)         0.409         (0.459)             --
12/31/03                      10.38      0.508               --             (0.110)         0.398         (0.508)             --
12/31/02                      10.25      0.582               --              0.130          0.712         (0.582)             --

--------------------
HIGH YIELD BOND FUND
--------------------
CLASS A
12/31/06                     $12.44     $0.880(9)        $0.013            $(0.039)        $0.854        $(0.831)        $    --
12/31/05                      13.07      0.799               --             (0.592)         0.207         (0.800)         (0.037)
05/18/04(3) to 12/31/04       12.43      0.527               --              0.831          1.358         (0.527)         (0.191)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06      $11.98     $0.374(9)        $   --            $ 0.474         $0.848        $(0.378)        $    --
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                     $12.44     $0.848(9)        $0.013            $ 0.023         $0.884        $(0.861)        $    --
12/31/05                      13.07      0.831               --             (0.592)         0.239         (0.832)         (0.037)
12/31/04                      12.83      0.878               --              0.431          1.309         (0.878)         (0.191)
12/31/03                      11.74      0.887               --              1.175          2.062         (0.887)         (0.085)
9/23/02(3) to 12/31/02        11.55      0.256               --              0.190          0.446         (0.256)             --

---------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
---------------------------------
CLASS A
12/31/06                     $16.50     $0.692(9)        $0.095            $(0.142)        $0.645        $(0.691)        $    --
12/31/05                      16.84      0.655               --             (0.278)         0.377         (0.664)         (0.055)
12/31/04                      17.12      0.550               --             (0.094)         0.456         (0.550)         (0.186)
12/31/03                      17.63      0.667               --             (0.293)         0.374         (0.667)         (0.217)
12/31/02                      16.79      0.828               --              0.840          1.668         (0.828)             --
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                     $16.50     $0.732(9)        $0.095            $(0.133)        $0.694        $(0.732)        $    --
12/31/05                      16.84      0.697               --             (0.277)         0.420         (0.706)         (0.055)
12/31/04                      17.12      0.593               --             (0.094)         0.499         (0.593)         (0.186)
12/31/03                      17.63      0.711               --             (0.293)         0.418         (0.711)         (0.217)
12/31/02                      16.79      0.870               --              0.840          1.710         (0.870)             --
-----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                            DISTRIBUTIONS                                                                TOTAL RETURN
                                FROM                           REDEMPTION       NET                       EXCLUDING
                            NON-RECURRING                         FEES         ASSET                    NON-RECURRING
                               PAYMENT                          ADDED TO       VALUE                       PAYMENT
                             FROM FORMER          TOTAL         PAID-IN       END OF      TOTAL         FROM FORMER
                          ADMINISTRATOR(10)   DISTRIBUTIONS   CAPITAL(11)     PERIOD      RETURN      ADMINISTRATOR(10)
-----------------------------------------------------------------------------------------------------------------------
---------
BOND FUND
---------
CLASS A
12/31/06                      $ (0.018)         $ (0.493)       $ 0.000      $  9.88     3.58%(4)          3.39%(4)
12/31/05                            --            (0.430)         0.002(5)     10.01     2.18(4)             --
12/31/04                            --            (0.434)            --        10.22     3.82(4)             --
12/31/03                            --            (0.483)            --        10.27     3.67(4)             --
12/31/02                            --            (0.556)            --        10.38     6.91(4)             --
-----------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06       $     --          $ (0.208)       $    --      $  9.88     5.44%(2)(8)         --
-----------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                      $ (0.018)         $ (0.518)       $ 0.001      $  9.88     3.85%             3.66%
12/31/05                            --            (0.455)         0.002(5)     10.01     2.44                --
12/31/04                            --            (0.459)            --        10.22     4.07                --
12/31/03                            --            (0.508)            --        10.27     3.93                --
12/31/02                            --            (0.582)            --        10.38     7.18                --

--------------------
HIGH YIELD BOND FUND
--------------------
CLASS A
12/31/06                      $ (0.013)         $  0.844        $ 0.000      $ 12.45     6.97%(4)          6.86%(4)
12/31/05                            --            (0.837)            --        12.44     1.68(4)             --
05/18/04(3) to 12/31/04             --            (0.718)            --        13.07    11.15(2)(4)          --
-----------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06       $     --          $ (0.378)       $    --      $ 12.45     7.17%(2)(8)         --
-----------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                      $ (0.013)         $ (0.874)       $ 0.000      $ 12.45     7.31%             7.20%
12/31/05                            --            (0.869)            --        12.44     1.94                --
12/31/04                            --            (1.069)            --        13.07    10.65                --
12/31/03                            --            (0.972)            --        12.83    18.15                --
9/23/02(3) to 12/31/02              --            (0.256)            --        11.74     3.90(2)             --

---------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
---------------------------------
CLASS A
12/31/06                      $ (0.095)         $ (0.786)       $ 0.001      $ 16.36     4.11%(4)          3.50%(4)
12/31/05                            --            (0.719)         0.002(5)     16.50     2.23(4)             --
12/31/04                            --            (0.736)            --        16.84     2.79(4)             --
12/31/03                            --            (0.884)            --        17.12     2.15(4)             --
12/31/02                            --            (0.828)            --        17.63    10.12(4)             --
-----------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                      $ (0.095)         $ (0.827)       $ 0.003      $ 16.37     4.37%             3.76%
12/31/05                            --            (0.761)         0.001(5)     16.50     2.49                --
12/31/04                            --            (0.779)            --        16.84     3.05                --
12/31/03                            --            (0.928)            --        17.12     2.40                --
12/31/02                            --            (0.870)            --        17.63    10.39                --
-----------------------------------------------------------------------------------------------------------------------

                                                     RATIO OF    RATIO OF NET
                             NET                     EXPENSES     INVESTMENT
                           ASSETS      RATIO OF     TO AVERAGE      INCOME
                           END OF    EXPENSES TO    NET ASSETS        TO        PORTFOLIO
                           PERIOD    AVERAGE NET    (EXCLUDING   AVERAGE NET     TURNOVER
                            (000)       ASSETS       WAIVERS)       ASSETS         RATE
------------------------------------------------------------------------------------------
---------
BOND FUND
---------
CLASS A
12/31/06                  $  2,066      0.84%         0.98%         4.74%       367.64%
12/31/05                       784      0.82          1.13          4.01         51.90
12/31/04                       843      0.85          1.18          4.24         75.40
12/31/03                       715      0.85          1.19          4.64         66.64
12/31/02                       824      0.85          1.21          5.36         65.39
------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06   $    105      1.59%(1)      1.67%(1)      4.08%(1)    367.64%(2)
------------------------------------------------------------------------------------------
CLASS I
12/31/06                  $178,924      0.57%         0.80%         4.90%       367.64%
12/31/05                   181,761      0.57          0.88          4.26         51.90
12/31/04                   174,597      0.60          0.93          4.45         75.40
12/31/03                   123,365      0.60          0.94          4.89         66.64
12/31/02                   216,106      0.60          0.96          5.69         65.39

--------------------
HIGH YIELD BOND FUND
--------------------
CLASS A
12/31/06                  $  5,648      0.96%         1.02%         7.16%       147.28%
12/31/05                       442      0.83          1.03          6.55         41.97
05/18/04(3) to 12/31/04        176      0.86(1)       1.05(1)       6.61(1)      57.38
------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06   $    139      1.71%(1)      1.71%(1)      5.94%(1)    147.28%(2)
------------------------------------------------------------------------------------------
CLASS I
12/31/06                  $ 68,692      0.64%         0.76%         6.90%       147.28%
12/31/05                    74,697      0.58          0.78          6.80         41.97
12/31/04                    83,101      0.61          0.76          6.80         57.38
12/31/03                    62,926      0.61          0.73          7.11         81.50
9/23/02(3) to 12/31/02      18,088      0.61(1)       1.41(1)       8.11(1)      38.03

---------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
---------------------------------
CLASS A
12/31/06                  $  6,118      0.74%         1.21%         4.24%        21.62%
12/31/05                     2,480      0.73          1.19          3.58         70.97
12/31/04                     2,976      0.75          1.09          3.23         35.37
12/31/03                     2,394      0.75          1.14          3.82         58.97
12/31/02                     2,324      0.75          1.32          4.58         61.56
------------------------------------------------------------------------------------------
CLASS I
12/31/06                  $ 19,970      0.47%         1.02%         4.49%        21.62%
12/31/05                    20,235      0.48          0.94          3.76         70.97
12/31/04                    41,993      0.50          0.84          3.48         35.37
12/31/03                    66,162      0.50          0.89          4.07         58.97
12/31/02                    75,573      0.50          1.07          5.05         61.56
------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
                                                                             133

                              PHOENIX INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     NET                  NON-RECURRING          NET
                                    ASSET                     PAYMENT        REALIZED AND      TOTAL   DISTRIBUTIONS  DISTRIBUTIONS
                                    VALUE        NET           FROM           UNREALIZED       FROM       FROM NET      FROM NET
                                  BEGINNING  INVESTMENT       FORMER          GAIN/(LOSS)   INVESTMENT   INVESTMENT     REALIZED
                                  OF PERIOD    INCOME    ADMINISTRATOR(10)  ON INVESTMENTS  OPERATIONS     INCOME         GAINS
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
---------------------------------
CLASS A
12/31/06                            $11.16    $0.435(9)       $0.020           $ 0.011        $0.466      $(0.462)      $(0.214)
12/31/05                             11.41     0.466              --            (0.250)        0.216       (0.466)           --
12/31/04                             11.55     0.451              --            (0.140)        0.311       (0.451)           --
12/31/03                             11.48     0.424              --             0.070         0.494       (0.424)           --
12/31/02                             10.91     0.453              --             0.570         1.023       (0.453)           --
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06             $10.91    $0.180(9)       $   --           $ 0.246        $0.426      $(0.182)      $(0.214)
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                            $11.16    $0.469(9)       $0.020           $ 0.004        $0.493      $(0.489)      $(0.214)
12/31/05                             11.41     0.494              --            (0.250)        0.244       (0.494)           --
12/31/04                             11.55     0.479              --            (0.140)        0.339       (0.479)           --
12/31/03                             11.48     0.452              --             0.070         0.522       (0.452)           --
12/31/02                             10.91     0.481              --             0.570         1.051       (0.481)           --

----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------
CLASS A
12/31/06                            $10.04    $0.381(9)       $0.018           $ 0.010        $0.409      $(0.400)       $   --
12/31/05                             10.29     0.359              --            (0.248)        0.111       (0.361)           --
12/31/04                             10.38     0.362              --            (0.090)        0.272       (0.362)           --
12/31/03                             10.40     0.414              --            (0.020)        0.394       (0.414)           --
12/31/02                             10.31     0.524              --             0.090         0.614       (0.524)           --
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06             $ 9.80    $0.156(9)       $   --           $ 0.230        $0.386      $(0.156)       $   --
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                            $10.04    $0.407(9)       $0.018           $ 0.008        $0.433      $(0.425)       $   --
12/31/05                             10.29     0.385              --            (0.248)        0.137       (0.387)           --
12/31/04                             10.38     0.387              --            (0.090)        0.297       (0.387)           --
12/31/03                             10.40     0.440              --            (0.020)        0.420       (0.440)           --
12/31/02                             10.31     0.549              --             0.090         0.639       (0.549)           --

--------------------
TAX-EXEMPT BOND FUND
--------------------
CLASS A
12/31/06                            $10.74    $0.425(9)       $0.023           $ 0.050        $0.498      $(0.468)      $(0.247)
12/31/05                             11.02     0.470              --            (0.200)        0.270       (0.470)       (0.080)
12/31/04                             11.33     0.475              --            (0.123)        0.352       (0.475)       (0.187)
12/31/03                             11.19     0.468              --             0.140         0.608       (0.468)           --
12/31/02                             10.54     0.500              --             0.650         1.150       (0.500)           --
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06             $10.49    $0.176(9)       $   --           $ 0.261        $0.437      $(0.180)      $(0.247)
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                            $10.74    $0.468(9)       $0.023           $ 0.023        $0.514      $(0.494)      $(0.247)
12/31/05                             11.02     0.497              --            (0.200)        0.297       (0.497)       (0.080)
12/31/04                             11.33     0.503              --            (0.123)        0.380       (0.503)       (0.187)
12/31/03                             11.19     0.496              --             0.140         0.636       (0.496)           --
12/31/02                             10.54     0.527              --             0.650         1.177       (0.527)           --

                       See Notes to Financial Statements.

                                   DISTRIBUTIONS                                                             TOTAL RETURN
                                       FROM                          REDEMPTION      NET                       EXCLUDING
                                   NON-RECURRING                        FEES        ASSET                     NON-RECURRING
                                      PAYMENT                         ADDED TO      VALUE                        PAYMENT
                                    FROM FORMER          TOTAL         PAID-IN     END OF        TOTAL         FROM FORMER
                                  ADMINISTRATOR(10   DISTRIBUTIONS   CAPITAL(11)   PERIOD       RETURN      ADMINISTRATOR(10)
-----------------------------------------------------------------------------------------------------------------------------
---------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
---------------------------------
CLASS A
12/31/06                               $(0.020)         $(0.696)      $ 0.000      $ 10.93    4.10%(4)           3.91%(4)
12/31/05                                    --           (0.466)           --        11.16    1.93(4)              --
12/31/04                                    --           (0.451)           --        11.41    2.76(4)              --
12/31/03                                    --           (0.424)           --        11.55    4.38(4)              --
12/31/02                                    --           (0.453)           --        11.48    9.55(4)              --
-----------------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06                $    --          $(0.396)      $    --      $ 10.94    3.92%(2)(8)          --
-----------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                               $(0.020)         $(0.723)      $ 0.000      $ 10.93    4.45%              4.26%
12/31/05                                    --           (0.494)           --        11.16    2.19                 --
12/31/04                                    --           (0.479)           --        11.41    3.02                 --
12/31/03                                    --           (0.452)           --        11.55    4.64                 --
12/31/02                                    --           (0.481)           --        11.48    9.82                 --

----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------
CLASS A
12/31/06                               $(0.019)         $(0.419)      $ 0.000      $ 10.03    3.99%(4)           3.80%(4)
12/31/05                                    --           (0.361)           --        10.04    1.10(4)              --
12/31/04                                    --           (0.362)           --        10.29    2.66(4)              --
12/31/03                                    --           (0.414)           --        10.38    3.85(4)              --
12/31/02                                    --           (0.524)           --        10.40    6.14(4)              --
-----------------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06                $    --          $(0.156)      $    --      $ 10.03    3.96%(2)(8)          --
-----------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                               $(0.018)         $(0.443)      $ 0.000      $ 10.03    4.25%              4.06%
12/31/05                                    --           (0.387)           --        10.04    1.36                 --
12/31/04                                    --           (0.387)           --        10.29    2.92                 --
12/31/03                                    --           (0.440)           --        10.38    4.11                 --
12/31/02                                    --           (0.549)           --        10.40    6.40                 --

--------------------
TAX-EXEMPT BOND FUND
--------------------
CLASS A
12/31/06                               $(0.023)         $(0.738)      $ 0.000      $ 10.50    4.51%(4)           4.28%(4)
12/31/05                                    --           (0.550)           --        10.74    2.50(4)              --
12/31/04                                    --           (0.662)           --        11.02    3.21(4)              --
12/31/03                                    --           (0.468)           --        11.33    5.55(4)              --
12/31/02                                    --           (0.500)           --        11.19   11.15(4)              --
-----------------------------------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06                $    --          $(0.427)      $    --      $ 10.50    4.16%(2)(8)          --
-----------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                               $(0.023)         $(0.764)      $ 0.000      $ 10.49    4.67%              4.44%
12/31/05                                    --           (0.577)           --        10.74    2.76                 --
12/31/04                                    --           (0.690)           --        11.02    3.46                 --
12/31/03                                    --           (0.496)           --        11.33    5.81                 --
12/31/02                                    --           (0.527)           --        11.19   11.42                 --

                                                             RATIO OF    RATIO OF NET
                                      NET                    EXPENSES     INVESTMENT
                                    ASSETS      RATIO OF    TO AVERAGE     INCOME
                                    END OF    EXPENSES TO   NET ASSETS        TO        PORTFOLIO
                                    PERIOD    AVERAGE NET   (EXCLUDING    AVERAGE NET   TURNOVER
                                     (000)       ASSETS      WAIVERS)       ASSETS        RATE
------------------------------------------------------------------------------------------------
---------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
---------------------------------
CLASS A
12/31/06                           $ 18,293     0.83%        0.88%         3.93%        75.91%
12/31/05                              1,802     0.64         0.92          4.13         46.00
12/31/04                              2,185     0.69         0.95          3.94         26.94
12/31/03                              2,102     0.70         0.97          3.69         40.20
12/31/02                              1,648     0.52         1.14          3.96         61.27
------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06            $    125     1.61%        1.63%         3.14%        75.91%(2)
------------------------------------------------------------------------------------------------
CLASS I
12/31/06                           $203,378     0.51%        0.68%         4.24%        75.91%
12/31/05                            229,320     0.39         0.67          4.38         46.00
12/31/04                            232,419     0.44         0.70          4.19         26.94
12/31/03                            236,282     0.45         0.72          3.94         40.20
12/31/02                            246,217     0.27         0.89          4.29         61.27

----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------
CLASS A
12/31/06                           $  5,956     0.91%        1.04%         3.83%        43.54%
12/31/05                              3,707     0.82         1.17          3.55         46.25
12/31/04                              4,350     0.85         1.19          3.50         68.37
12/31/03                              4,547     0.85         1.22          3.95         61.21
12/31/02                              4,756     0.85         1.25          4.89         66.14
------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06            $    159     1.70%(1)     1.73%(1)      3.03%(1)     43.54%(2)
------------------------------------------------------------------------------------------------
CLASS I
12/31/06                           $245,073     0.63%        0.84%         4.09%        43.54%
12/31/05                            257,274     0.57         0.92          3.80         46.25
12/31/04                            250,644     0.60         0.94          3.75         68.37
12/31/03                            279,109     0.60         0.97          4.20         61.21
12/31/02                            237,566     0.60         1.00          5.35         66.14
--------------------
TAX-EXEMPT BOND FUND
--------------------
CLASS A
12/31/06                           $ 77,135     0.85%        0.95%         3.97%        82.77%
12/31/05                              4,197     0.70         0.99          4.30         41.86
12/31/04                              4,136     0.77         1.04          4.24         32.57
12/31/03                              3,098     0.76         1.04          4.15         42.58
12/31/02                              4,296     0.56         1.20          4.52         86.76
------------------------------------------------------------------------------------------------
CLASS C
06/26/06(3) to 12/31/06            $    188     1.61%(1)     1.68%(1)      3.20%(1)     82.77%(2)
------------------------------------------------------------------------------------------------
CLASS I
12/31/06                           $ 78,796     0.54%        0.76%         4.38%        82.77%
12/31/05                             75,285     0.45         0.74          4.55         41.86
12/31/04                             76,362     0.52         0.79          4.49         32.57
12/31/03                             86,812     0.51         0.79          4.40         42.58
12/31/02                            106,975     0.31         0.95          4.84         86.76

                       See Notes to Financial Statements.

                              PHOENIX INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 NET                   NON-RECURRING         NET
                                ASSET                     PAYMENT        REALIZED AND     TOTAL     DISTRIBUTIONS  DISTRIBUTIONS
                                VALUE        NET           FROM           UNREALIZED       FROM        FROM NET       FROM NET
                              BEGINNING  INVESTMENT       FORMER         GAIN/(LOSS)    INVESTMENT    INVESTMENT      REALIZED
                              OF PERIOD    INCOME    ADMINISTRATOR(10)  ON INVESTMENTS  OPERATIONS      INCOME         GAINS
--------------------------------------------------------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------
CLASS A(6)
12/31/06                        $ 1.00    $ 0.047        $ 0.002            $ --         $ 0.049      $ (0.047)        $ --
12/31/05                          1.00      0.027             --              --           0.027        (0.027)          --
12/31/04                          1.00      0.009             --              --           0.009        (0.009)          --
12/31/03                          1.00      0.007             --              --           0.007        (0.007)          --
12/31/02                          1.00      0.013             --              --           0.013        (0.013)          --
--------------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                        $ 1.00    $ 0.048        $    --            $ --         $ 0.048      $ (0.048)        $ --
12/31/05                          1.00      0.030             --              --           0.030        (0.030)          --
12/31/04                          1.00      0.012             --              --           0.012        (0.012)          --
12/31/03                          1.00      0.010             --              --           0.010        (0.010)          --
12/31/02                          1.00      0.016             --              --           0.016        (0.016)          --
--------------------------------------------------------------------------------------------------------------------------------
-----------------
MONEY MARKET FUND
-----------------
CLASS A(6)
12/31/06                        $ 1.00    $ 0.048        $ 0.002            $ --         $ 0.050      $ (0.048)        $ --
12/31/05                          1.00      0.028             --              --           0.028        (0.028)          --
12/31/04                          1.00      0.009             --              --           0.009        (0.009)          --
12/31/03                          1.00      0.007             --              --           0.007        (0.007)          --
12/31/02                          1.00      0.015             --              --           0.015        (0.015)          --
--------------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                        $ 1.00    $ 0.049        $    --            $ --         $ 0.049      $ (0.049)        $ --
12/31/05                          1.00      0.031             --              --           0.031        (0.031)          --
12/31/04                          1.00      0.013             --              --           0.013        (0.013)          --
12/31/03                          1.00      0.011             --              --           0.011        (0.011)          --
12/31/02                          1.00      0.018             --              --           0.018        (0.018)          --
--------------------------------------------------------------------------------------------------------------------------------
EXCHANGE SHARES
12/31/06                        $ 1.00    $ 0.049        $    --            $ --         $ 0.049      $ (0.049)        $ --
12/31/05                          1.00      0.031             --              --           0.031        (0.031)          --
12/31/04                          1.00      0.013             --              --           0.013        (0.013)          --
12/31/03                          1.00      0.010             --              --           0.010        (0.010)          --
12/31/02                          1.00      0.018             --              --           0.018        (0.018)          --

                       See Notes to Financial Statements.

                                DISTRIBUTIONS                                                   TOTAL RETURN
                                    FROM                         REDEMPTION     NET              EXCLUDING
                                NON-RECURRING                       FEES       ASSET           NON-RECURRING
                                   PAYMENT                        ADDED TO     VALUE              PAYMENT
                                 FROM FORMER         TOTAL         PAID-IN    END OF  TOTAL     FROM FORMER
                              ADMINISTRATOR(10)  DISTRIBUTIONS   CAPITAL(11)  PERIOD  RETURN  ADMINISTRATOR(10)
---------------------------------------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------
CLASS A(6)
12/31/06                          $ (0.002)         $(0.049)        $  --     $ 1.00   4.76%        4.56%
12/31/05                                --           (0.027)           --       1.00   2.70           --
12/31/04                                --           (0.009)           --       1.00   0.88           --
12/31/03                                --           (0.007)           --       1.00   0.67           --
12/31/02                                --           (0.013)           --       1.00   1.30           --
-------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                          $     --          $(0.048)        $  --     $ 1.00   4.92%          --
12/31/05                                --           (0.030)           --       1.00   3.06           --
12/31/04                                --           (0.012)           --       1.00   1.23           --
12/31/03                                --           (0.010)           --       1.00   1.02           --
12/31/02                                --           (0.016)           --       1.00   1.65           --
-------------------------------------------------------------------------------------------------------------
-----------------
MONEY MARKET FUND
-----------------
CLASS A(6)
12/31/06                          $ (0.002)         $(0.050)        $  --     $ 1.00   4.93%        4.68%
12/31/05                                --           (0.028)           --       1.00   2.80           --
12/31/04                                --           (0.009)           --       1.00   0.94           --
12/31/03                                --           (0.007)           --       1.00   0.74           --
12/31/02                                --           (0.015)           --       1.00   1.48           --
-------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                          $     --          $(0.049)        $  --     $ 1.00   5.04%          --
12/31/05                                --           (0.031)           --       1.00   3.15           --
12/31/04                                --           (0.013)           --       1.00   1.29           --
12/31/03                                --           (0.011)           --       1.00   1.10           --
12/31/02                                --           (0.018)           --       1.00   1.83           --
-------------------------------------------------------------------------------------------------------------
EXCHANGE SHARES
12/31/06                          $     --          $(0.049)        $  --     $ 1.00   5.04%          --
12/31/05                                --           (0.031)           --       1.00   3.15           --
12/31/04                                --           (0.013)           --       1.00   1.28           --
12/31/03                                --           (0.010)           --       1.00   1.05           --
12/31/02                                --           (0.018)           --       1.00   1.79           --

                                                         RATIO OF   RATIO OF NET
                                  NET                    EXPENSES    INVESTMENT
                                 ASSETS      RATIO OF   TO AVERAGE     INCOME
                                 END OF    EXPENSES TO  NET ASSETS       TO
                                 PERIOD    AVERAGE NET  (EXCLUDING   AVERAGE NET
                                  (000)       ASSETS     WAIVERS)      ASSETS
--------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------
CLASS A(6)
12/31/06                       $  238,247     0.57%        0.60%        4.46%
12/31/05                          262,512     0.55         0.60         2.65
12/31/04                          234,751     0.56         0.60         0.88
12/31/03                          374,310     0.54         0.59         0.66
12/31/02                          302,126     0.55         0.61         1.27
--------------------------------------------------------------------------------
CLASS I
12/31/06                       $  312,535     0.24%        0.29%        4.91%
12/31/05                          215,132     0.20         0.25         3.00
12/31/04                          332,483     0.21         0.25         1.23
12/31/03                          249,842     0.19         0.24         1.01
12/31/02                          261,492     0.20         0.26         1.62
--------------------------------------------------------------------------------
-----------------
MONEY MARKET FUND
-----------------
CLASS A(6)
12/31/06                       $  880,851     0.52%        0.56%        4.58%
12/31/05                          920,774     0.52         0.60         2.72
12/31/04                        1,179,902     0.52         0.59         0.90
12/31/03                        1,301,168     0.52         0.58         0.75
12/31/02                        1,297,318     0.52         0.58         1.44
--------------------------------------------------------------------------------
CLASS I
12/31/06                       $2,437,872     0.17%        0.24%        4.90%
12/31/05                        3,724,311     0.17         0.25         3.16
12/31/04                        2,662,963     0.17         0.24         1.25
12/31/03                        3,788,967     0.17         0.23         1.10
12/31/02                        4,909,006     0.17         0.23         1.79
--------------------------------------------------------------------------------
EXCHANGE SHARES
12/31/06                       $  440,609     0.17%        0.24%        4.81%
12/31/05                        1,409,677     0.17         0.30         3.24
12/31/04                        1,029,184     0.17         0.30         1.35
12/31/03                          478,586     0.22         0.28         1.10
12/31/02                        1,434,436     0.22         0.28         1.70

                       See Notes to Financial Statements.

                              PHOENIX INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 NET                   NON-RECURRING         NET
                                ASSET                     PAYMENT        REALIZED AND     TOTAL     DISTRIBUTIONS  DISTRIBUTIONS
                                VALUE        NET           FROM           UNREALIZED       FROM        FROM NET       FROM NET
                              BEGINNING  INVESTMENT       FORMER         GAIN/(LOSS)    INVESTMENT    INVESTMENT      REALIZED
                              OF PERIOD    INCOME    ADMINISTRATOR(10)  ON INVESTMENTS  OPERATIONS      INCOME         GAINS
--------------------------------------------------------------------------------------------------------------------------------
----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------
CLASS A(6)
12/31/06                        $1.00      $0.030         $ 0.002            $ --         $0.032       $(0.030)        $ --
12/31/05                         1.00       0.019              --              --          0.019        (0.019)          --
12/31/04                         1.00       0.007              --              --          0.007        (0.007)          --
12/31/03                         1.00       0.005              --              --          0.005        (0.005)          --
12/31/02                         1.00       0.010              --              --          0.010        (0.010)          --
--------------------------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                        $1.00      $0.033         $ 0.001            $ --         $0.034       $(0.033)        $ --
12/31/05                         1.00       0.022              --              --          0.022        (0.022)          --
12/31/04                         1.00       0.010              --              --          0.010        (0.010)          --
12/31/03                         1.00       0.009              --              --          0.009        (0.009)          --
12/31/02                         1.00       0.013              --              --          0.013        (0.013)          --
--------------------------------------------------------------------------------------------------------------------------------

(1) Annualized.

(2) Total returns and portfolio turnover for periods of less than one year are not annualized.

(3) Date commenced operations.

(4) Sales load is not reflected in total return.

(5) Fund assessed a redemption fee in the amount of 2.00% on redemptions of shares that were held 90 days or less (30 days or less, effective June 4, 2004) from time of purchase. Fees collected were retained by the Fund for the benefit of the remaining shareholders.

(6) Prior year and current period information represents the N Shares which converted to Class A on June 26, 2006.

(7) Total returns for each of the classes for the Small-Cap Opportunity Fund and the Small-Cap Value Fund include 0.16% and 0.26%, respectively, resulting from redemption fees reimbursed by the Administrator.

(8) Contingent deferred sales load is not included in total return.

(9) Computed using average shares outstanding.

(10) Non-recurring payment. See Note 3 in the Notes to Financial Statements.

(11) Redemption fees. See Note 1 in the Notes to Financial Statements.

(12) Amounts is less than $0.001.

                       See Notes to Financial Statements.

                                DISTRIBUTIONS                                                   TOTAL RETURN
                                    FROM                         REDEMPTION     NET              EXCLUDING
                                NON-RECURRING                       FEES       ASSET           NON-RECURRING
                                   PAYMENT                        ADDED TO     VALUE              PAYMENT
                                 FROM FORMER         TOTAL         PAID-IN    END OF  TOTAL     FROM FORMER
                              ADMINISTRATOR(10)  DISTRIBUTIONS   CAPITAL(11)  PERIOD  RETURN  ADMINISTRATOR(10)
---------------------------------------------------------------------------------------------------------------
----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------
CLASS A(6)
12/31/06                          $ (0.002)         $(0.032)        $ --      $ 1.00    3.18%      2.95%
12/31/05                                --           (0.019)          --        1.00    1.87         --
12/31/04                                --           (0.007)          --        1.00    0.65         --
12/31/03                                --           (0.005)          --        1.00    0.54         --
12/31/02                                --           (0.010)          --        1.00    0.99         --
---------------------------------------------------------------------------------------------------------------
CLASS I
12/31/06                          $ (0.001)         $(0.034)        $ --      $ 1.00    3.41%      3.31%
12/31/05                                --           (0.022)          --        1.00    2.23         --
12/31/04                                --           (0.010)          --        1.00    1.00         --
12/31/03                                --           (0.009)          --        1.00    0.90         --
12/31/02                                --           (0.013)          --        1.00    1.35         --
---------------------------------------------------------------------------------------------------------------

                                                         RATIO OF   RATIO OF NET
                                  NET                    EXPENSES    INVESTMENT
                                 ASSETS      RATIO OF   TO AVERAGE     INCOME
                                 END OF    EXPENSES TO  NET ASSETS       TO
                                 PERIOD    AVERAGE NET  (EXCLUDING   AVERAGE NET
                                  (000)       ASSETS     WAIVERS)      ASSETS
--------------------------------------------------------------------------------
----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------
CLASS A(6)
12/31/06                       $  217,664      0.57%       0.59%        2.88%
12/31/05                          257,842      0.57        0.60         1.87
12/31/04                          191,165      0.60        0.60         0.64
12/31/03                          237,835      0.57        0.58         0.54
12/31/02                          210,678      0.57        0.58         0.99
--------------------------------------------------------------------------------
CLASS I
12/31/06                       $1,079,743      0.18%       0.25%        3.26%
12/31/05                        1,035,130      0.22        0.25         2.22
12/31/04                          759,266      0.25        0.25         0.99
12/31/03                          847,140      0.22        0.23         0.89
12/31/02                          815,171      0.22        0.23         1.34
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

1.    ORGANIZATION

      Phoenix Insight Funds Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a open-end management investment company. Currently eighteen diversified funds are offered for sale (each a "Fund") each having a distinct investment objective as outlined below:

FUND NAME                                            INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------
EQUITY FUNDS:
-------------------------------------------------------------------------------------------------------------------------------
Phoenix Insight Balanced Fund                        To seek to provide current income and capital appreciation.
("Balanced Fund")
-------------------------------------------------------------------------------------------------------------------------------
Phoenix Insight Core Equity Fund                     To seek to provide capital appreciation.
("Core Equity Fund")
-------------------------------------------------------------------------------------------------------------------------------
Phoenix Insight Emerging Markets Fund                To seek to provide capital appreciation.
("Emerging Markets Fund")
-------------------------------------------------------------------------------------------------------------------------------
Phoenix Insight Equity Fund                          To seek to provide capital appreciation and current income.
("Equity Fund")
-------------------------------------------------------------------------------------------------------------------------------
Phoenix Insight Index Fund                           To seek to provide the return and risk characteristics of the S&P 500(R)
("Index Fund")                                       Index.
-------------------------------------------------------------------------------------------------------------------------------
Phoenix Insight International Fund                   To seek to provide capital appreciation. Income is a secondary objective.
("International Fund")
-------------------------------------------------------------------------------------------------------------------------------
Phoenix Insight Small-Cap Growth Fund                To seek to provide capital appreciation.
("Small-Cap Growth Fund")
-------------------------------------------------------------------------------------------------------------------------------
Phoenix Insight Small-Cap Opportunity Fund           To seek to provide capital appreciation.
("Small-Cap Opportunity Fund")
-------------------------------------------------------------------------------------------------------------------------------
Phoenix Insight Small-Cap Value Fund                 To seek to provide capital appreciation. Income is a secondary objective.
("Small-Cap Value Fund")
-------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS:
-------------------------------------------------------------------------------------------------------------------------------
Phoenix Insight Bond Fund                            To seek to provide a high level of total return, including a competitive
("Bond Fund")                                        level of current income.
-------------------------------------------------------------------------------------------------------------------------------
Phoenix Insight High Yield Bond Fund                 To seek to provide a high level of total return through a combination of
("High Yield Bond Fund")                             income and capital appreciation.
-------------------------------------------------------------------------------------------------------------------------------
Phoenix Insight Intermediate Government Bond Fund    To seek to provide a high level of current income, consistent with
("Intermediate Government Bond Fund")                preservation of capital.
-------------------------------------------------------------------------------------------------------------------------------
Phoenix Insight Intermediate Tax-Exempt Bond Fund    To seek to provide a high level of current income that is exempt from
("Intermediate Tax-Exempt Bond Fund")                federal income tax.
-------------------------------------------------------------------------------------------------------------------------------
Phoenix Insight Short/Intermediate Bond Fund         To seek to provide a high level of total return, including a competitive
("Short/Intermediate Bond Fund")                     level of current income.
-------------------------------------------------------------------------------------------------------------------------------
Phoenix Insight Tax-Exempt Bond Fund                 To seek to provide a high level of current income that is exempt from
("Tax-Exempt Bond Fund")                             federal income tax.
-------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS:
-------------------------------------------------------------------------------------------------------------------------------
Phoenix Insight Government Money Market Fund         To seek to provide as high a level of current income from government
("Government Money Market Fund")                     obligations as is consistent with preservation of capital and liquidity.
-------------------------------------------------------------------------------------------------------------------------------
Phoenix Insight Money Market Fund                    To seek to provide as high a level of current income as is consistent with
("Money Market Fund")                                   its investment policies and with preservation of capital and liquidity.
-------------------------------------------------------------------------------------------------------------------------------
Phoenix Insight Tax-Exempt Money Market Fund         To seek to provide as high a level of current income that is exempt from
("Tax-Exempt Money Market Fund")                     federal income taxes as is consistent with its investment policies and with preservation of capital and liquidity.
-------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2006 (CONTINUED)

      The Funds offer the following classes of shares for sale:

                                                            Class A   Class C   Class I   Exchange
                                                             Shares    Shares    Shares    Shares
                                                            -------   -------   -------   --------
Phoenix Insight Balanced Fund ("Balanced Fund") .........     X         X        X          --
Phoenix Insight Core Equity Fund
   ("Core Equity Fund") .................................     X         X        X          --
Phoenix Insight Emerging Markets Fund
   ("Emerging Markets Fund") ............................     X         X        X          --
Phoenix Insight Equity Fund ("Equity Fund") .............     X         X        X          --
Phoenix Insight Index Fund ("Index Fund") ...............     X        --        X          --
Phoenix Insight International Fund
   ("International Fund") ...............................     X         X        X          --
Phoenix Insight Small-Cap Growth Fund
   ("Small-Cap Growth Fund") ............................     X         X        X          --
Phoenix Insight Small-Cap Opportunity Fund
   ("Small-Cap Opportunity Fund") .......................     X         X        X          --
Phoenix Insight Small-Cap Value Fund
   ("Small-Cap Value Fund") .............................     X         X        X          --
Phoenix Insight Bond Fund ("Bond Fund") .................     X         X        X          --
Phoenix Insight High Yield Bond Fund
   ("High Yield Bond Fund") .............................     X         X        X          --
Phoenix Insight Intermediate Government Bond Fund
   ("Intermediate Government Bond Fund") ................     X        --        X          --
Phoenix Insight Intermediate Tax-Exempt Bond Fund
   ("Intermediate Tax-Exempt Bond Fund") ................     X         X        X          --
Phoenix Insight Short/Intermediate Bond Fund
   ("Short/Intermediate Bond Fund") .....................     X         X        X          --
Phoenix Insight Tax-Exempt Bond Fund
   ("Tax-Exempt Bond Fund") .............................     X         X        X          --
Phoenix Insight Government Money Market Fund
   ("Government Money Market Fund") .....................     X        --        X          --
Phoenix Insight Money Market Fund
   ("Money Market Fund") ................................     X        --        X           X
Phoenix Insight Tax-Exempt Money Market Fund
   ("Tax-Exempt Money Market Fund") .....................     X        --        X          --

      As of June 26, 2006, Class A shares of the Equity Funds are sold with a front-end sales charge of up to 5.75%, Class A shares of the Fixed Income Funds are sold with a front-end sales charge of up to 4.75%. Class A shares of the Money Market Funds are sold without a front-end sales charge. Generally, Class A shares are not subject to any charges by the funds when redeemed; however, a 1% contingent deferred sales charge may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Institutional Class ("Class I") and Exchange shares are sold without a sales charge.

      Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Income and other expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

      Prior to June 26, 2006, Class A shares of each Fund that offered Class A shares were sold at a public offering price which was equal to the current net asset value of such shares plus a maximum front-end sales load of 5.50% for the Equity Funds, 4.50% for the Bond Fund, High Yield Bond Fund, and Tax-Exempt Bond Fund, and 3.50% for the

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2006 (CONTINUED)

Intermediate Government Bond Fund, Intermediate Tax-Exempt Bond Fund, and Short/Intermediate Bond Fund. In addition, shareholders were charged a 2.00% fee if they redeemed or exchanged shares from any of the Funds with the exception of the Money Market Funds within 30 days of acquisition.

      On June 26, 2006, Harris Fund shareholders who held Class A and Class I shares remained in the same class of shares of the Phoenix Insight Funds, as applicable. Harris Fund shareholders who held Class N shares had those shares converted to Class A shares of the Phoenix Insight Funds, as applicable. Harris Fund shareholders who held Class N shares that were converted to Class A shares may continue, as long as such shares are held, to purchase Class A shares without any sales charges. Prior to May 18, 2006, the Service Shares were converted to Class N Shares.

2.    SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A.    SECURITY VALUATION:

      Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

      Debt securities (not including securities held by the Money Market Funds) are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

      As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

      Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in those foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

      The Money Market Funds use the amortized cost method of security valuation absent extraordinary or unusual market conditions. In the opinion of the Trustees, this represents the fair value of the securities. The Trustees monitor the deviations between the Funds' net asset value per share as determined by using available market quotations and its net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. Using this method, the Funds attempt to maintain a constant net asset value of $1 per share.

      Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

      In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2006 (CONTINUED)

B.    SECURITY TRANSACTIONS AND RELATED INCOME:

      Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method except the Money Market Funds which use the straight line method. Realized gains and losses are determined on the identified cost basis.

C.    INCOME TAXES:

      Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

      The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

      In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. The evaluation of the impact that may result from adopting FIN 48 is in progress.

D.    DISTRIBUTIONS TO SHAREHOLDERS:

      Distributions are recorded by each Fund on the ex-dividend date. Dividends from the Money Market Funds and the Fixed Income Funds are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.    EXPENSES:

      Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately made.

F.    FOREIGN CURRENCY TRANSLATION:

      Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from either changes in exchange rates or in the market prices of securities.

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2006 (CONTINUED)

G.    FOREIGN SECURITY COUNTRY DETERMINATION:

      A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H.    FORWARD CURRENCY CONTRACTS:

      Certain Funds may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

      A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

      At December 31, 2006, the Funds had entered into forward currency contracts as follows:

EMERGING MARKETS FUND

                                                                       Net
                                                                    Unrealized
    Contract to        In Exchange    Settlement                   Appreciation
       Sell                for           Date         Value      (Depreciation)
------------------   --------------   ----------   -----------   --------------
ZAR     30,619,536   USD  4,433,822      5/29/07    $4,295,476   $      138,346
ZAR     47,530,000   USD  6,430,099       3/5/08     6,459,621          (29,522)
ZAR     13,280,000   USD  1,731,195       3/5/08     1,804,834          (73,639)
ZAR      6,640,000   USD    862,058       3/5/08       902,417          (40,359)
ZAR     47,530,000   USD  6,455,255       3/5/08     6,459,621           (4,366)
                                                                 --------------
                                                                 $       (9,540)
                                                                 ==============

INTERNATIONAL FUND

                                                                       Net
                                                                    Unrealized
    Contract to        In Exchange    Settlement                   Appreciaion
       Sell                for           Date         Value      (Depreciation)
------------------   --------------   ----------   -----------   --------------
AUD     13,900,000   USD 10,828,100      6/27/07   $10,912,745   $      (84,645)
ZAR      8,775,000   USD  1,187,127       3/5/08     1,192,577           (5,450)
ZAR      2,618,000   USD    341,285       3/5/08       355,802          (14,517)
ZAR      9,965,000   USD  1,293,736       3/5/08     1,354,305          (60,569)
ZAR      8,775,000   USD  1,191,770       3/5/08     1,192,577             (807)
ZAR      3,735,000   USD    458,987       3/5/08       507,610          (48,623)
                                                                 --------------
                                                                 $     (214,611)
                                                                 ==============

AUD  Australian Dollar   USD  United States Dollar   ZAR  South African Rand

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2006 (CONTINUED)

I.    FUTURES:

      A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Certain Funds may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

      At December 31, 2006, the Index Fund had entered into futures contracts as follows:

                                                 Value of                        Net
                                                Contracts       Market       Unrealized
                     Expiration    Number of       When        Value of     Appreciation
                        Date       Contracts      Opened      Contracts    (Depreciation)
                    ------------   ---------   -----------   -----------   --------------
S&P 500(R) Index    March '07          6       $ 2,150,013   $ 2,142,600      $(7,413)

J.    REIT INVESTMENTS:

      Dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amount.

K.    REPURCHASE AGREEMENTS:

      A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

L.    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

      Each Fund may engage in when-issued or delayed delivery transactions. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

M.    INTEREST-ONLY AND PRINCIPAL-ONLY SECURITIES:

      Certain Funds may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent a participation in, or are secured by, or payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. Stripped mortgage-backed securities include interest-only securities (IOs) which receive all of the interest, and principal-only securities (POs) which receive all of the principal. The market value of these securities is highly sensitive to changes in interest rates and a rapid (slow) rate of principal payments may have an adverse (positive) effect on yield to maturity. Payments received for IOs are included in interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity and these adjustments are also included in interest income. Payments received for POs are treated as reductions to the cost and par value of the securities. Any pay down

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2006 (CONTINUED)

gains or losses associated with the payments received are included in interest income. If the underlying mortgage assets are greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities.

N.    SHORT SALES

      A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

O.    OPTIONS

      Certain Funds may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability on the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

      Certain Funds may purchase options, which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

3.    INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

      Effective May 18, 2006, Phoenix Investment Counsel Inc. ("PIC"), (the "Adviser") became the Adviser to the Insight Funds. As compensation for its services to the Trust, PIC, an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX") is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

      Balanced Fund ....................................................   0.50%
      Core Equity Fund .................................................   0.70%
      Emerging Markets Fund ............................................   1.00%
      Equity Fund ......................................................   0.70%
      Index Fund .......................................................   0.20%
      International Fund ...............................................   0.85%
      Small-Cap Growth Fund ............................................   0.75%
      Small-Cap Opportunity Fund .......................................   0.75%
      Small-Cap Value Fund .............................................   0.70%
      Bond Fund ........................................................   0.50%
      High Yield Bond Fund .............................................   0.45%
      Intermediate Government Bond Fund ................................   0.45%
      Intermediate Tax-Exempt Bond Fund ................................   0.45%
      Short/Intermediate Bond Fund .....................................   0.55%
      Tax-Exempt Bond Fund .............................................   0.45%

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2006 (CONTINUED)

      As compensation for its services to the Government Money Market Fund, Money Market Fund and Tax-Exempt Money Market Fund the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund's daily net assets: 0.14% of each Fund's first $100 million of net assets plus 0.10% of the Fund's remaining net assets. These rates remained unchanged during the period.

      Effective May 18, 2006, the Adviser contractually agreed to limit each Fund's operating expenses (excluding interest, taxes, and extraordinary expenses), through December 31, 2007, so that such expenses do not exceed the following percentages of average annual net assets of each Fund:

                                                    Class A  Class C  Class I(1)
                                                    -------  -------  ----------

Phoenix Insight Small-Cap Growth Fund ............   1.40%    2.15%     1.20%
Phoenix Insight Bond Fund ........................   0.85%    1.60%     0.65%
Phoenix Insight Intermediate Government Bond Fund    0.75%      --      0.55%
Phoenix Insight Intermediate Tax-Exempt Bond Fund    0.85%    1.60%     0.65%
Phoenix Insight Short/Intermediate Bond Fund .....   0.95%    1.70%     0.75%
Phoenix Insight Tax-Exempt Bond Fund .............   0.85%    1.60%     0.65%

(1) These percentages do not include the waiver of the Institutional Shares shareholder servicing fees of 0.05% for each Insight Fund. The funds' distributor has contractually agreed to waive this fee through April 30, 2007.

      The Adviser will not seek to recapture any operating expenses reimbursed under these agreements, unless authorized by the Board of Trustees of the Funds.

      For the Insight Money Market Fund, effective October 1, 2006, the fund's investment adviser has voluntarily agreed to limit the fund's total operating expenses (excluding interest, taxes, and extraordinary expenses) so that such expenses do not exceed 0.53% for Class A Shares, 0.18% for Institutional Shares and Exchange Shares, after waiver of the shareholder servicing fee by the fund's distributor with respect to the 0.18% cap for Institutional and Exchange Shares only. The adviser will not seek to recapture any operating expenses reimbursed under these arrangements, unless authorized by the Board of Trustees of the Fund.

      Prior to May 18, 2006, Harris Investment Management, Inc. ("HIM") served as the investment adviser for each Fund. Pursuant to an advisory contract for each Fund, HIM received compensation based upon the following annual rates as a percentage of the average daily net asset value of each Fund:

      Balanced Fund ....................................................   0.50%
      Core Equity Fund .................................................   0.70%
      Emerging Markets Fund ............................................   1.25%
      Equity Fund ......................................................   0.70%
      Index Fund .......................................................   0.20%
      International Fund ...............................................   1.05%
      Small-Cap Growth Fund ............................................   0.75%
      Small-Cap Opportunity Fund .......................................   0.75%
      Small-Cap Value Fund .............................................   0.70%
      Bond Fund ........................................................   0.65%
      High Yield Bond Fund .............................................   0.45%
      Intermediate Government Bond Fund ................................   0.45%
      Intermediate Tax-Exempt Bond Fund ................................   0.45%
      Short/Intermediate Bond Fund .....................................   0.70%
      Tax-Exempt Bond Fund .............................................   0.45%

      For the Government Money Market Fund, Money Market Fund and Tax-Exempt Money Market Fund HIM received compensation based upon the average daily net asset value of each Money Market Fund at an annual rate of 0.14% of the first $100 million of net assets plus 0.10% of net assets over $100 million.

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2006 (CONTINUED)

      Prior  to  May  18,   2006,   HIM  and  Harris  N.A.   ("Harris"   or  the
"Administrator") voluntarily waived the following Advisory and Administrative fees, respectively:

                                                       Advisory   Administrative
                                                        Waivers       Waivers
                                                       --------   --------------
      Balanced Fund ................................   $     --   $     30,855
      Core Equity Fund .............................         --         54,090
      Emerging Markets Fund ........................    187,146        127,880
      Equity Fund ..................................         --        107,054
      Index Fund ...................................     34,444         31,917
      International Fund ...........................    140,648         96,086
      Small-Cap Growth Fund ........................     13,666          7,861
      Small-Cap Opportunity Fund ...................         --        219,608
      Small-Cap Value Fund .........................         --        179,180
      Bond Fund ....................................    205,984         66,993
      High Yield Bond Fund .........................     38,989         27,383
      Intermediate Government Bond Fund ............     42,802          9,219
      Intermediate Tax-Exempt Bond Fund ............    231,437         88,594
      Short/Intermediate Bond Fund .................    328,379         94,328
      Tax-Exempt Bond Fund .........................    102,268         39,149
      Government Money Market Fund .................         --        197,926
      Money Market Fund ............................         --      2,126,161
      Tax-Exempt Money Market Fund .................         --        478,846

      Effective May 18, 2006, PIC pays all subadvisory fees.

      Effective May 18, 2006, HIM is a sub-adviser to all of the Funds, with the exception of the Emerging Markets Fund, the International Fund, the Bond Fund and the High Yield Bond Fund.

      For each Fund, the subadvisory fee payable to HIM will be reduced by 50% of any reimbursements or waivers paid by PIC.

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2006 (CONTINUED)

      Effective May 18, 2006, Vontobel Asset Management, Inc. ("Vontobel") is a sub-adviser to the Emerging Markets Fund and the International Fund. Prior to May 18, 2006, Hansberger Global Investors, Inc. served as the subadviser to the International Fund and the Emerging Markets Fund.

      Effective May 18, 2006, SCM Advisors LLC ("SCM") formerly known as Seneca Capital LLC ("Seneca") is a sub-adviser to the Bond Fund and the High Yield Bond Fund. SCM is an indirect wholly-owned subsidiary, of PNX. Prior to May 18, 2006, HIM Monegy, Inc., a wholly-owned subsidiary of HIM, served as the subadviser to the High Yield Bond Fund.

      As a distributor of each Fund's shares effective May 18, 2006, Phoenix Equity Planning Corporation ("PEPCO") an indirect wholly-owned subsidiary of PNX, has advised the Funds that it retained net selling commissions and deferred sales charges for the period of May 18, 2006 to December 31, 2006, as follows:

                                                      Class A         Class C*
                                                    Net Selling       Deferred
                                                    Commissions    Sales Charges
                                                    -----------    -------------
      Balanced Fund .............................      $1,502           $ --
      Core Equity Fund ..........................         350             --
      Emerging Markets Fund .....................         474             --
      Equity Fund ...............................         386             --
      Index Fund ................................         886             --
      International Fund ........................          22             --
      Small-Cap Growth Fund .....................         331             --
      Small-Cap Opportunity Fund ................       3,241             --
      Small-Cap Value Fund ......................       1,000             --
      Bond Fund .................................           4             --
      High Yield Bond Fund ......................          --             --
      Intermediate Government Bond Fund .........          42             --
      Intermediate Tax-Exempt Bond Fund .........          20             --
      Short/Intermediate Bond Fund ..............          20             --
      Tax-Exempt Bond Fund ......................       2,125             --

      *     Inception date of Class C Shares was June 26, 2006.

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2006 (CONTINUED)

      Effective May 18, 2006 (June 26, 2006, for Class C) each Fund pays PEPCO distribution and/or service fees at the following annual rates as a percentage of the average daily net assets of each respective class:

                                            Class A   Class C(4)  Class I(1)  Class E(2)
                                            --------  ----------  ----------  ---------
      Balanced Fund ......................  0.25%        1.00%       0.05%        --
      Core Equity Fund ..................   0.25%        1.00%       0.05%        --
      Emerging Markets Fund ..............  0.25%        1.00%       0.05%        --
      Equity Fund ........................  0.25%        1.00%       0.05%        --
      Index Fund .........................  0.25%(3)       --        0.05%        --
      International Fund .................  0.25%        1.00%       0.05%        --
      Small-Cap Growth Fund ..............  0.25%(4)     1.00%       0.05%        --
      Small-Cap Opportunity Fund .........  0.25%        1.00%       0.05%        --
      Small-Cap Value Fund ...............  0.25%        1.00%       0.05%        --
      Bond Fund ..........................  0.25%        1.00%       0.05%        --
      High Yield Bond Fund ...............  0.25%        1.00%       0.05%        --
      Intermediate Government Bond Fund ..  0.25%          --        0.05%        --
      Intermediate Tax-Exempt Bond Fund ..  0.25%        1.00%       0.05%        --
      Short/Intermediate Bond Fund .......  0.25%        1.00%       0.05%        --
      Tax-Exempt Bond Fund ...............  0.25%        1.00%       0.05%        --
      Government Money Market Fund .......  0.35%(3)       --        0.05%        --
      Money Market Fund ..................  0.35%(3)       --        0.05%      0.05%
      Tax-Exempt Money Market Fund .......  0.35%(3)       --        0.05%        --

(1) The funds' distributor has contractually agreed to waive the funds' Institutional Shares shareholder servicing fees through April 30, 2007.

(2) The funds' distributor has contractually agreed to waive the funds' Exchange Shares shareholder servicing fees through April 30, 2007.

(3) These rates were effective June 26, 2006, following the conversion of Class N to Class A.

(4) Class incepted on June 26, 2006.

      Under certain circumstances, shares of certain Phoenix Funds may be exchanged for shares of the same class of certain other Phoenix Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

      Prior to May 18, 2006, shares of all classes of a Fund represent equal pro rata interests in such Fund except that each class bore different expenses, which reflect the differences in the charges for the different services provided to them. Fees were calculated as a percentage (on an annualized basis) of average daily net asset values of the respective classes. In addition, each Fund paid Harris the following distribution and/or service fees:

    Money Market Funds           N Shares   Exchange Shares   Service Shares
                                 --------   ---------------   --------------
                                   0.35%         0.05%            0.40%

    Non-Money Market Funds       A Shares       N Shares
                                 --------       --------
                                   0.25%         0.25%*

* Prior to December 6, 2005, 0.25% was payable to dealers providing services pursuant to the Funds' Plans. The overall effective rate of shareholder service fees actually paid by each Fund was approximately 0.18% - 0.22% for the Equity Funds and 0.15% - 0.18% for the Fixed Income Funds. Effective December 6, 2005, such fees were reduced to 0.12% for the Fixed Income Funds, 0.20% for the Small-Cap Opportunity Fund and the Small-Cap Value Fund, and 0.15% for the remaining Equity Funds, respectively.

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2006 (CONTINUED)

      Under the new agreement effective July 1, 2006 PEPCO serves as the Administrator to the Trust. For its services, PEPCO receives an administration fee at an annual rate of 0.09% of the first $5 billion, 0.08% on the next $10 billion, and 0.07% over $15 billion of the average net assets across all non-money market funds in the Phoenix Funds and Phoenix Edge Series Fund. For the money market funds, the fee is 0.035% of the average net assets across all Phoenix money market funds within the Phoenix Funds and The Phoenix Edge Series Fund.

      Under the prior agreement from May 18, 2006 through June 30, 2006, PEPCO served as the Administrator to the Trust. For its services, PEPCO received an administration fee at an annual rate of 0.09% of the first $5 billion, 0.08% on the next $10 billion, and 0.07% over $15 billion of the average net assets across all non-money market funds in the Phoenix Insight Funds Trust. For the money market funds, the fee was 0.04% of the average net assets. Prior to May 18, 2006, the Trust had an Administration Agreement with Harris.

      For the period of May 18, 2006 to December 31, 2006, the Trust incurred administration fees totaling $1,416,595.

      Under the prior agreements for Administration and Transfer Agency Services, Harris was paid a combined fee based on the aggregate average daily net assets of the Trust, payable monthly at an aggregate annual rate of 0.1665% of the first $300 million of average daily net assets; 0.1465% of the next $300 million of average daily net assets; and 0.1265% of average daily net assets in excess of $600 million.

      At the direction of the Trust's former Board of Trustees, on April 3, 2006, Harris N.A. repaid the Funds $7,003,966 representing fees previously paid by the Funds in excess of amounts intended under the Administration agreements approved by the Board of Trustees. The per shareholder amounts allocated to classes A and I are indicated in the Financial Highlights. On April 25, 2006, Harris N.A. also repaid the Funds $2,812,702, representing fees previously paid by the Funds in excess of amounts intended under the Class N Shareholder Service Plans approved by the Board of Directors. These two reimbursements, representing non-recurring payments to the Funds by the former Administrator, are combined and noted as a "Non-recurring payment from former administrator" in the Statement of Operations.

      During the year ended December 31, 2005, HIM and Harris reimbursed certain Funds for expenses incurred by the Funds as a result of various matters. These expenses related to, among other things, administration cost savings realized by the Administrator, commitment fees on a line of credit earned by an affiliate bank, costs associated with short-term redemption transactions, and administration and advisory fees associated with short-term redemption transactions. The reimbursements totaling $613,329 were allocated to the affected Fund's portfolios and were reflected as a net increase for payment from affiliate in the December 31, 2005 statements of operations. Such reimbursements had an immaterial impact on the total return of the affected Fund's.

      Additionally, Harris and HIM reimbursed $136,092 to certain Funds during the year ended December 31, 2005, for redemption fees arising from certain short-term redemption transactions and post-trade corrections.

      During the period, the Phoenix Insight Small Cap Growth Fund had approximately 1% of its net assets invested in Navigant Consulting, Inc. while two employees of Navigant were officers of the Fund. These individuals are no longer officers or employees of by the Fund.

      Effective May 18, 2006, PEPCO serves as the Trust's transfer agent with Boston Financial Data Services, Inc. serving as sub transfer agent effective June 26, 2006, PFPC served as subtransfer agent for Harris through May 17, 2006 and PEPCO from May 18, 2006 until June 26, 2006. Harris N.A. served as the Transfer Agent from January 1, 2006 until May 18, 2006. For the period from May 18, 2006 to December 31, 2006 transfer agent fees were $1,984,761, of which PEPCO retained the following:

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 2006 (CONTINUED)

                                                                 Transfer Agent
                                                                  Fee Retained
                                                                 --------------
      Balanced Fund .............................................   $ 14,793
      Core Equity Fund ..........................................     20,415
      Emerging Markets Fund .....................................     24,889
      Equity Fund ...............................................     29,643
      Index Fund ................................................     12,318
      International Fund ........................................     28,145
      Small-Cap Growth Fund .....................................      3,993
      Small-Cap Opportunity Fund ................................     42,390
      Small-Cap Value Fund ......................................     38,832
      Bond Fund .................................................     20,374
      High Yield Bond Fund ......................................     13,540
      Intermediate Government Bond Fund .........................     10,974
      Intermediate Tax-Exempt Bond Fund .........................     23,660
      Short/Intermediate Bond Fund ..............................     25,565
      Tax-Exempt Bond Fund ......................................     20,394
      Government Money Market Fund ..............................     39,570
      Money Market Fund .........................................    347,069
      Tax-Exempt Money Market Fund .............................      99,435

      At December 31, 2006, PNX and its affiliates, the retirement plans of PNX and its affiliates, and Phoenix affiliated Funds held shares, which aggregated the following:

                                                                    Aggregate
                                                                    Net Asset
                                                       Shares         Value
                                                      --------   --------------
      Balanced Fund, Class C ......................      7,307    $  109,313
      Bond Fund, Class C ..........................     10,671       105,429
      Core Equity Fund, Class C ...................      5,248       112,780
      Emerging Markets Fund, Class C ..............     10,603       128,720
      Equity Fund, Class C ........................      7,544       111,349
      High Yield Bond Fund,
         Class A ..................................    395,988     4,930,051
         Class C ..................................      8,607       107,157
      Intermediate Tax-Exempt Bond Fund, Class C ..      9,498       103,908
      International Fund, Class C .................      6,826       121,093
      Short/Intermediate Bond Fund, Class C .......     10,363       103,941
      Small-Cap Growth Fund,
         Class A ..................................      7,881       109,625
         Class C ..................................      7,883       109,258
      Small-Cap Opportunity Fund, Class C .........      5,617       105,768
      Small-Cap Value Fund, Class C ...............      2,507       109,857
      Tax-Exempt Bond Fund, Class C ...............      9,918       104,040

      The Harris Insight Funds Trust provided a deferred compensation plan for its independent trustees which allowed its trustees to defer receipt of all or 50% of their compensation. Amounts deferred were retained by the Funds and to the extent permitted by the 1940 Act, as amended, were invested in the shares of funds selected by the trustees. One trustee participated in this plan and has elected to receive distributions over 5 years. The undistributed remaining balance invested in the funds are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2006.

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2006 (CONTINUED)

      The Trust provides a deferred compensation plan for its trustees who are not officers of Phoenix. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the trustees. Investments in such funds are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2006.

4.    INVESTMENT TRANSACTIONS

      Purchases and sales of investment securities for all Funds except the Money Market Funds (excluding U.S. Government securities and agency securities, forward currency contracts, futures and short-term securities) during the period ended December 31, 2006, were as follows:

                                                     Purchases        Sales
                                                   ------------   ------------
      Balanced Fund ............................   $ 45,555,933   $ 41,832,802
      Core Equity Fund .........................    111,803,754    116,037,720
      Emerging Markets Fund ....................    230,481,341    398,414,862
      Equity Fund ..............................    173,651,919    185,927,802
      Index Fund ...............................      2,624,144     25,371,096
      International Fund .......................    319,930,349    343,107,329
      Small-Cap Growth Fund ....................     33,007,436     28,332,700
      Small-Cap Opportunity Fund ...............    474,427,268    626,878,466
      Small-Cap Value Fund .....................    401,333,493    501,645,505
      Bond Fund ................................    111,288,742    127,951,495
      High Yield Bond Fund .....................    102,088,585    106,680,487
      Intermediate Government Bond Fund ........        839,760      1,135,279
      Intermediate Tax-Exempt Bond Fund ........    179,541,767    197,250,495
      Short/Intermediate Bond Fund .............     65,251,776     61,609,921
      Tax-Exempt Bond Fund .....................     99,122,164     97,958,258

      Purchases and sales of long term U.S. Government and agency securities for all Funds except the Money Market Funds during the period ended December 31, 2006, were as follows:

                                                     Purchases        Sales
                                                   ------------   ------------
      Balanced Fund ............................   $ 10,181,803   $ 13,944,404
      Bond Fund ................................    544,072,566    531,229,816
      Intermediate Government Bond Fund ........      5,099,847      3,801,015
      Short/Intermediate Bond Fund .............     45,112,092     56,115,032

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

5.    CAPITAL SHARES

      Transactions in shares of capital stock, during the year ended December 31, 2006, were as follows:

                                           CLASS A                     CLASS N
                                   -----------------------   ----------------------------
                                     SHARES       AMOUNT        SHARES          AMOUNT
                                   ---------   -----------   -----------    -------------
BALANCED:
   Sale of shares                    313,489   $ 4,600,362       133,313    $   2,006,229
   Reinvestment of distributions      37,716       563,679        12,045          179,360
   Shares repurchased               (251,286)   (3,710,260)     (133,541)      (1,976,037)
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)
      Before Conversion               99,919     1,453,781        11,817          209,552
   Conversion of Shares              541,900     7,689,563      (540,728)      (7,689,563)
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)         641,819   $ 9,143,344      (528,911)   $  (7,480,011)
                                   =========   ===========   ===========    =============

CORE EQUITY:
   Sale of shares                     35,145   $   771,716       274,218    $   5,910,542
   Reinvestment of distributions      35,728       772,196        10,162          220,105
   Shares repurchased                (72,653)   (1,590,264)     (106,132)      (2,280,261)
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)
      Before Conversion               (1,780)      (46,352)      178,248        3,850,386
   Conversion of Shares              501,252    10,200,472      (501,714)     (10,200,472)
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)         499,472   $10,154,120      (323,466)   $  (6,350,086)
                                   =========   ===========   ===========    =============

EMERGING MARKETS:
   Sale of shares                    120,015   $ 1,584,489        93,131    $   1,232,058
   Reinvestment of distributions     118,068     1,413,271        18,885          256,397
   Shares repurchased               (113,964)   (1,502,046)     (118,580)      (1,508,194)
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)
      Before Conversion              124,119     1,495,714        (6,564)         (19,739)
   Conversion of Shares              391,752     4,599,172      (391,359)      (4,599,172)
                                   ---------   -----------   -----------    - -----------
   Net Increase / (Decrease)         515,871   $ 6,094,886      (397,923)   $  (4,618,911)
                                   =========   ===========   ===========    =============

EQUITY:
   Sale of shares                    329,694   $ 4,901,781       744,370    $  10,873,693
   Reinvestment of distributions     111,714     1,654,045        26,809          399,414
   Shares repurchased               (501,504)   (7,433,491)     (325,888)      (4,703,539)
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)
      Before Conversion              (60,096)     (877,665)      445,291        6,569,568
   Conversion of Shares            1,633,948    23,055,003    (1,633,757)     (23,055,003)
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)       1,573,852   $22,177,338    (1,188,466)   $ (16,485,435)
                                   =========   ===========   ===========    =============

INDEX:
   Sale of shares                     21,904   $   465,555        28,705    $     582,360
   Reinvestment of distributions      14,123       307,123        16,195          329,136
   Shares repurchased                (61,047)   (1,278,353)     (107,631)      (2,171,911)
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)
      Before Conversion              (25,020)     (505,675)      (62,731)      (1,260,415)
   Conversion of Shares              697,465    13,607,533      (697,511)     (13,607,533)
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)         672,445   $13,101,858      (760,242)   $ (14,867,948)
                                   =========   ===========   ===========    =============

INTERNATIONAL:
   Sale of shares                     77,410   $ 1,505,308        33,287    $     644,615
   Reinvestment of distributions      37,905       668,282           824           15,962
   Shares repurchased                (71,894)   (1,447,167)      (25,762)        (499,162)
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)
      Before Conversion               43,421       726,423         8,349          161,415
   Conversion of Shares              179,023     3,208,095      (172,590)      (3,208,095)
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)         222,444   $ 3,934,518      (164,241)   $  (3,046,680)
                                   =========   ===========   ===========    =============

                                           CLASS C                      CLASS I
                                   -----------------------   ----------------------------
                                     SHARES       AMOUNT      SHARES            AMOUNT
                                   ---------   -----------   -----------    -------------
BALANCED:
   Sale of shares                     16,589   $   242,020       709,524    $  10,580,559
   Reinvestment of distributions         489         7,327       339,154        5,073,865
   Shares repurchased                     (1)          (15)     (930,773)     (13,773,430)
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)
      Before Conversion               17,077       249,332       117,905        1,880,994
   Conversion of Shares                   --            --            --               --
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)          17,077   $   249,332       117,905    $   1,880,994
                                   =========   ===========   ===========    =============

CORE EQUITY:
   Sale of shares                      7,434   $   157,546       800,170    $  17,658,300
   Reinvestment of distributions         545        11,750       366,825        8,047,544
   Shares repurchased                     (2)          (45)     (872,428)     (19,127,844)
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)
      Before Conversion                7,977       169,251       294,567        6,578,000
   Conversion of Shares                   --            --            --               --
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)           7,977   $   169,251       294,567    $   6,578,000
                                   =========   ===========   ===========    =============

EMERGING MARKETS:
   Sale of shares                     13,068   $   158,817     1,425,067    $  19,361,329
   Reinvestment of distributions       2,255        26,855     3,687,519       45,907,728
   Shares repurchased                     --            --   (11,934,259)    (151,387,292)
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)
      Before Conversion               15,323       185,672    (6,821,673)     (86,118,235)
   Conversion of Shares                   --            --            --               --
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)          15,323   $   185,672    (6,821,673)   $ (86,118,235)
                                   =========   ===========   ===========    =============

EQUITY:
   Sale of shares                     11,066   $   159,491     1,556,468    $  22,851,939
   Reinvestment of distributions         789        11,674     1,306,538       19,224,161
   Shares repurchased                     --            --    (2,688,254)     (39,388,894)
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)
      Before Conversion               11,855       171,165       174,752        2,687,206
   Conversion of Shares                   --            --            --               --
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)          11,855   $   171,165       174,752    $   2,687,206
                                   =========   ===========   ===========    =============

INDEX:
   Sale of shares                         --   $        --        81,809    $   1,646,835
   Reinvestment of distributions          --            --        34,105          715,723
   Shares repurchased                     --            --    (1,253,662)     (25,698,947)
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)
      Before Conversion                   --            --    (1,137,748)     (23,336,389)
   Conversion of Shares                   --            --            --               --
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)              --   $        --    (1,137,748)   $ (23,336,389)
                                   =========   ===========   ===========    =============

INTERNATIONAL:
   Sale of shares                      8,254   $   153,398     1,261,353    $  24,716,954
   Reinvestment of distributions       1,678        29,624     2,222,335       40,909,213
   Shares repurchased                     --            --    (1,791,097)     (35,507,818)
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)
      Before Conversion                9,932       183,022     1,692,591       30,118,349
   Conversion of Shares                   --            --            --               --
                                   ---------   -----------   -----------    -------------
   Net Increase / (Decrease)           9,932   $   183,022     1,692,591    $  30,118,349
                                   =========   ===========   ===========    =============

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2006 (CONTINUED)

                                            CLASS A                      CLASS N
                                   -------------------------   --------------------------
                                     SHARES        AMOUNT        SHARES         AMOUNT
                                   ----------   ------------   ----------   -------------
SMALL-CAP GROWTH:
   Sale of shares                      11,587   $    160,881           --   $          --
   Reinvestment of distributions          542          7,547           --              --
   Shares repurchased                  (2,756)       (40,714)          --              --
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)
      Before Conversion                 9,373        127,714           --              --
   Conversion of Shares                    --             --           --              --
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)            9,373   $    127,714           --   $          --
                                   ==========   ============   ==========   =============

SMALL-CAP OPPORTUNITY:
   Sale of shares                     919,997   $ 18,770,052    1,090,020   $  23,940,964
   Reinvestment of distributions      384,003      7,313,976      134,737       2,976,211
   Shares repurchased              (1,931,107)   (39,865,456)  (1,781,984)    (39,092,138)
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)
      Before Conversion              (627,107)   (13,781,428)    (557,227)    (12,174,963)
   Conversion of Shares             4,639,061     93,384,288   (4,628,727)    (93,384,288)
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)        4,011,954   $ 79,602,860   (5,185,954)  $(105,559,251)
                                   ==========   ============   ==========   =============

SMALL-CAP VALUE:
   Sale of shares                     416,735   $ 19,605,004      871,069   $  43,082,859
   Reinvestment of distributions      224,513      9,880,167      103,749       5,131,376
   Shares repurchased              (1,794,861)   (83,537,304)    (511,565)    (25,103,115)
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)
      Before Conversion            (1,153,613)   (54,052,133)     463,253      23,111,120
   Conversion of Shares             2,815,226    126,460,003   (2,808,031)   (126,460,003)
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)        1,661,613   $ 72,407,870   (2,344,778)  $(103,348,883)
                                   ==========   ============   ==========   =============

BOND:
   Sale of shares                      24,453   $    238,610       29,721   $     292,160
   Reinvestment of distributions        5,819         57,136        5,780          56,590
   Shares repurchased                (155,924)    (1,502,453)     (55,986)       (548,815)
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)
      Before Conversion              (125,652)    (1,206,707)     (20,485)       (200,065)
   Conversion of Shares               256,461      2,455,651     (256,485)     (2,455,651)
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)          130,809   $  1,248,944     (276,970)  $  (2,655,716)
                                   ==========   ============   ==========   =============

HIGH YIELD BOND:
   Sale of shares                     402,106   $  5,005,868        8,817   $     107,900
   Reinvestment of distributions        1,880         23,146          813          10,054
   Shares repurchased                 (20,404)      (250,681)      (7,019)        (87,561)
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)
      Before Conversion               383,582      4,778,333        2,611          30,393
   Conversion of Shares                34,696        416,002      (34,704)       (416,002)
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)          418,278   $  5,194,335      (32,093)  $    (385,609)
                                   ==========   ============   ==========   =============

INTERMEDIATE GOVERNMENT BOND:
   Sale of shares                      17,612   $    287,076      112,302   $   1,819,472
   Reinvestment of distributions       10,865        176,770        6,031          97,862
   Shares repurchased                 (71,841)    (1,169,313)     (90,750)     (1,482,522)
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)
      Before Conversion               (43,364)      (705,467)      27,583         434,812
   Conversion of Shares               266,889      4,280,894     (266,834)     (4,280,894)
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)          223,525   $  3,575,427     (239,251)  $  (3,846,082)
                                   ==========   ============   ==========   =============

                                            CLASS C                    CLASS I
                                   -------------------------   --------------------------
                                     SHARES        AMOUNT        SHARES         AMOUNT
                                   ----------   ------------   ----------   -------------
SMALL-CAP GROWTH:
   Sale of shares                       9,419   $    127,019      429,652   $   5,551,927
   Reinvestment of distributions          583          8,082       90,019       1,260,963
   Shares repurchased                      --             --      (71,682)     (1,009,289)
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)
      Before Conversion                10,002        135,101      447,989       5,803,601
   Conversion of Shares                    --             --           --              --
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)           10,002   $    135,101      447,989   $   5,803,601
                                   ==========   ============   ==========   =============

SMALL-CAP OPPORTUNITY:
   Sale of shares                      11,595   $    239,312    1,175,578   $  25,206,944
   Reinvestment of distributions        1,633         30,664    2,563,685      52,601,979
   Shares repurchased                      (2)           (42)  (5,794,421)   (125,096,814)
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)
      Before Conversion                13,226        269,934   (2,055,158)    (47,287,891)
   Conversion of Shares                    --             --           --              --
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)           13,226   $    269,934   (2,055,158)  $ (47,287,891)
                                   ==========   ============   ==========   =============

SMALL-CAP VALUE:
   Sale of shares                       3,352   $    155,172      851,483   $  41,476,930
   Reinvestment of distributions          462         20,202      828,834      37,827,740
   Shares repurchased                      --             --   (2,044,203)    (97,015,055)
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)
      Before Conversion                 3,814        175,374     (363,886)    (17,710,385)
   Conversion of Shares                    --             --           --              --
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)            3,814   $    175,374     (363,886)  $ (17,710,385)
                                   ==========   ============   ==========   =============

BOND:
   Sale of shares                      10,449   $    100,000    1,638,678   $  16,150,720
   Reinvestment of distributions          222          2,180      626,493       6,146,686
   Shares repurchased                      --             --   (2,305,457)    (22,520,354)
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)
      Before Conversion                10,671        102,180      (40,286)       (222,948)
   Conversion of Shares                    --             --           --              --
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)           10,671   $    102,180      (40,286)  $    (222,948)
                                   ==========   ============   ==========   =============

HIGH YIELD BOND:
   Sale of shares                      10,882   $    130,600      217,644   $   2,676,379
   Reinvestment of distributions          261          3,187      402,082       4,946,211
   Shares repurchased                      --             --   (1,105,914)    (13,495,158)
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)
      Before Conversion                11,143        133,787     (486,188)     (5,872,568)
   Conversion of Shares                    --             --           --              --
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)           11,143   $    133,787     (486,188)  $  (5,872,568)
                                   ==========   ============   ==========   =============

INTERMEDIATE GOVERNMENT BOND:
   Sale of shares                          --   $         --      359,672   $   5,861,999
   Reinvestment of distributions           --             --       54,705         890,820
   Shares repurchased                      --             --     (420,620)     (6,856,830)
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)
      Before Conversion                    --             --       (6,243)       (104,011)
   Conversion of Shares                    --             --           --              --
                                   ----------   ------------   ----------   -------------
   Net Increase / (Decrease)               --   $         --       (6,243)  $    (104,011)
                                   ==========   ============   ==========   =============

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2006 (CONTINUED)

                                           CLASS A                    CLASS N
                                   -----------------------   -------------------------
                                     SHARES       AMOUNT       SHARES        AMOUNT
                                   ---------   -----------   ----------   ------------
INTERMEDIATE TAX-EXEMPT BOND:
   Sale of shares                    382,562   $ 4,242,340      348,237   $  3,855,695
   Reinvestment of distributions      38,291       422,107       12,800        141,280
   Shares repurchased               (226,054)   (2,503,417)    (166,489)    (1,845,819)
                                   ---------   -----------   ----------   ------------
   Net Increase / (Decrease)
      Before Conversion              194,799     2,161,030      194,548      2,151,156
   Conversion of Shares            1,316,593    14,364,034   (1,316,664)   (14,364,034)
                                   ---------   -----------   ----------   ------------
   Net Increase / (Decrease)       1,511,392   $16,525,064   (1,122,116)  $(12,212,878)
                                   =========   ===========   ==========   ============

SHORT/INTERMEDIATE BOND:
   Sale of shares                     35,766   $   356,520       49,526   $    492,285
   Reinvestment of distributions      14,664       146,072        9,441         93,584
   Shares repurchased               (310,860)   (3,088,223)    (128,683)    (1,278,560)
                                   ---------   -----------   ----------   ------------
   Net Increase / (Decrease)
      Before Conversion             (260,430)   (2,585,631)     (69,716)      (692,691)
   Conversion of Shares              485,171     4,754,681     (484,924)    (4,754,681)
                                   ---------   -----------   ----------   ------------
   Net Increase / (Decrease)         224,741   $ 2,169,050     (554,640)  $ (5,447,372)
                                   =========   ===========   ==========   ============

TAX-EXEMPT BOND:
   Sale of shares                    468,876   $ 4,997,607      283,822   $  3,023,240
   Reinvestment of distributions     185,269     1,959,269       51,762        550,062
   Proceeds in conjunction with
      Plan of reorganization
      (See Note 12)                4,339,957    46,413,089           --             --
   Shares repurchased               (455,402)   (4,870,900)    (525,834)    (5,599,169)
                                   ---------   -----------   ----------   ------------
   Net Increase / (Decrease)
      Before Conversion            4,538,700    48,499,065     (190,250)    (2,025,867)
   Conversion of Shares            2,419,032    25,375,645   (2,419,541)   (25,375,645)
                                   ---------   -----------   ----------   ------------
   Net Increase / (Decrease)       6,957,732   $73,874,710   (2,609,791)  $(27,401,512)
                                   =========   ===========   ==========   ============

                                           CLASS C                    CLASS I
                                   -----------------------   -------------------------
                                     SHARES       AMOUNT       SHARES        AMOUNT
                                   ---------   -----------   ----------   ------------
INTERMEDIATE TAX-EXEMPT BOND:
   Sale of shares                     11,042   $   120,979    2,258,733   $ 25,071,837
   Reinvestment of distributions         387         4,225      147,718      1,625,799
   Shares repurchased                     (3)          (36)  (4,361,608)   (48,241,494)
                                   ----------  -----------   ----------   ------------
   Net Increase / (Decrease)
      Before Conversion               11,426       125,168   (1,955,157)   (21,543,858)
   Conversion of Shares                   --            --           --             --
                                   ----------  -----------   ----------   ------------
   Net Increase / (Decrease)          11,426   $   125,168   (1,955,157)  $(21,543,858)
                                   ==========  ===========   ==========   ============

SHORT/INTERMEDIATE BOND:
   Sale of shares                     15,678   $   154,906    3,266,943   $ 32,472,760
   Reinvestment of distributions         159         1,584      285,983      2,847,594
   Shares repurchased                     (1)          (10)  (4,747,988)   (47,271,398)
                                   ---------   -----------   ----------   ------------
   Net Increase / (Decrease)
      Before Conversion               15,836       156,480   (1,195,062)   (11,951,044)
   Conversion of Shares                   --            --           --             --
                                   ---------   -----------   ----------   ------------
   Net Increase / (Decrease)          15,836   $   156,480   (1,195,062)  $(11,951,044)
                                   =========   ===========   ==========   ============

TAX-EXEMPT BOND:
   Sale of shares                     17,455   $   184,220    1,167,889   $ 12,472,174
   Reinvestment of distributions         447         4,723       74,574        788,702
   Proceeds in conjunction with
      Plan of reorganization
      (See Note 12)                       --            --           --             --
   Shares repurchased                     --            --     (745,161)    (7,938,307)
                                   ---------   -----------   ----------   ------------
   Net Increase / (Decrease)
      Before Conversion               17,902       188,943      497,302      5,322,569
   Conversion of Shares                   --            --           --             --
                                   ---------   -----------   ----------   ------------
   Net Increase / (Decrease)          17,902   $   188,943      497,302   $  5,322,569
                                   =========   ===========   ==========   ============

                           PHOENIX INSIGHT FUNDS TRUST
                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 2006 (CONTINUED)

                                           CLASS A                          CLASS N                           CLASS I
                                -------------------------------  -------------------------------  ---------------------------------
                                    SHARES          AMOUNT          SHARES            AMOUNT          SHARES            AMOUNT
                                --------------  ---------------  --------------  ---------------  ---------------  ----------------
GOVERNMENT MONEY MARKET:
 Sale of shares                    833,000,976  $   833,050,730     661,962,768  $   661,962,768      433,719,434  $    433,719,434
 Reinvestment of distributions       4,002,763        4,002,763       5,397,547        5,397,547          663,117           663,117
 Shares repurchased               (788,990,324)    (788,990,324)   (748,579,178)    (748,628,931)    (336,997,306)     (336,997,306)
                                --------------  ---------------  --------------  ---------------  ---------------  ----------------
 Net Increase / (Decrease)
   Before Conversion                48,013,415       48,063,169     (81,218,863)     (81,268,616)      97,385,245        97,385,245
 Conversion of S Shares to
   N Shares                                 --               --       8,894,148        8,894,148               --                --
 Conversion of N Shares to
   A Shares                        190,183,450      190,183,450    (190,183,450)    (190,183,450)              --                --
                                --------------  ---------------  --------------  ---------------  ---------------  ----------------
 Net Increase / (Decrease)         238,196,865  $   238,246,619    (262,508,165) $  (262,557,918)      97,385,245  $     97,385,245
                                ==============  ===============  ==============  ===============  ===============  ================

MONEY MARKET:
 Sale of shares                  1,402,898,135  $ 1,402,814,436   1,618,015,036  $ 1,618,015,036   14,983,414,564  $ 14,983,437,491
 Reinvestment of distributions      16,137,528       16,137,528      20,834,889       20,834,889       37,384,064        37,384,064
 Shares repurchased             (1,396,811,485)  (1,396,811,485) (1,734,557,207)  (1,734,473,508) (16,307,174,712)  (16,307,174,712)
                                --------------  ---------------  --------------  ---------------  ---------------  ----------------
 Net Increase / (Decrease)
   Before Conversion                22,224,178       22,140,479     (95,707,282)     (95,623,583)  (1,286,376,084)   (1,286,353,157)
 Conversion of S Shares to
   N Shares                                 --               --      33,541,828       33,541,828               --                --
 Conversion of N Shares to
   A Shares                        858,709,899      858,709,899    (858,709,899)    (858,709,899)              --                --
                                --------------  ---------------  --------------  ---------------  ---------------  ----------------
 Net Increase / (Decrease)         880,934,077  $   880,850,378    (920,875,353) $  (920,791,654)  (1,286,376,084) $ (1,286,353,157)
                                ==============  ===============  ==============  ===============  ===============  ================

TAX-EXEMPT MONEY MARKET:
 Sale of shares                    450,508,080  $   450,474,110     333,088,174  $   333,088,174    2,586,716,414  $  2,586,716,414
 Reinvestment of distributions       2,580,332        2,580,332       3,196,558        3,196,558          258,950           258,950
 Shares repurchased               (447,327,364)    (447,327,364)   (384,187,116)    (384,153,146)  (2,542,425,014)   (2,542,425,014)
                                --------------  ---------------  --------------  ---------------  ---------------  ----------------
 Net Increase / (Decrease)
    Before Conversion                5,761,048        5,727,078     (47,902,384)     (47,868,414)      44,550,350        44,550,350
 Conversion of S Shares to
    N Shares                                --               --       2,029,516        2,029,516               --                --
 Conversion of N Shares to
    A Shares                       212,013,107      212,013,107    (212,013,107)    (212,013,107)              --                --
                                --------------  ---------------  --------------  ---------------  ---------------  ----------------
 Net Increase / (Decrease)         217,774,155  $   217,740,185    (257,885,975) $  (257,852,005)      44,550,350  $     44,550,350
                                ==============  ===============  ==============  ===============  ===============  ================

                                        EXCHANGE SHARES                  SERVICE SHARES
                                -------------------------------  -------------------------------
                                    SHARES           AMOUNT           SHARES          AMOUNT
                                --------------  ---------------  --------------  ---------------
GOVERNMENT MONEY MARKET:
 Sale of shares                             --  $            --      69,446,299  $    69,446,299
 Reinvestment of distributions              --               --       3,863,075        3,863,075
 Shares repurchased                         --               --  (1,175,656,145)  (1,175,656,145)
                                --------------  ---------------  --------------  ---------------
 Net Increase / (Decrease)
   Before Conversion                        --               --  (1,102,346,771)  (1,102,346,771)
 Conversion of S Shares to
   N Shares                                 --               --      (8,894,148)      (8,894,148)
 Conversion of N Shares to
   A Shares                                 --               --              --               --
                                --------------  ---------------  --------------  ---------------
 Net Increase / (Decrease)                  --  $            --  (1,111,240,919) $(1,111,240,919)
                                ==============  ===============  ==============  ===============

MONEY MARKET:
 Sale of shares                  4,999,244,749  $ 4,999,244,749     176,339,027  $   176,339,027
 Reinvestment of distributions      45,327,975       45,327,975       6,670,166        6,670,166
 Shares repurchased             (6,013,540,532)  (6,013,540,532) (1,942,513,658)  (1,942,513,658)
                                --------------  ---------------  --------------  ---------------
 Net Increase / (Decrease)
   Before Conversion              (968,967,808)    (968,967,808) (1,759,504,465)  (1,759,504,465)
 Conversion of S Shares to
   N Shares                                 --               --     (33,541,828)     (33,541,828)
 Conversion of N Shares to
   A Shares                                 --               --              --               --
                                --------------  ---------------  --------------  ---------------
 Net Increase / (Decrease)        (968,967,808) $  (968,967,808) (1,793,046,293) $(1,793,046,293)
                                ==============  ===============  ==============  ===============

TAX-EXEMPT MONEY MARKET:
 Sale of shares                             --               --      19,244,547  $    19,244,547
 Reinvestment of distributions              --               --         359,962          359,962
 Shares repurchased                         --               --    (165,545,577)    (165,545,577)
                                --------------  ---------------  --------------  ---------------
 Net Increase / (Decrease)
    Before Conversion                       --               --    (145,941,068)    (145,941,068)
 Conversion of S Shares to
    N Shares                                --               --      (2,029,516)      (2,029,516)
 Conversion of N Shares to
    A Shares                                --               --              --               --
                                --------------  ---------------  --------------  ---------------
 Net Increase / (Decrease)                  --               --    (147,970,584) $  (147,970,584)
                                ==============  ===============  ==============  ===============

                           PHOENIX INSIGHT FUNDS TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

      Transactions in shares of capital stock, during the year ended December 31, 2005, were as follows:

                                            CLASS A                          CLASS N                            CLASS I
                                -------------------------------  -------------------------------  ---------------------------------
                                    SHARES          AMOUNT           SHARES          AMOUNT            SHARES           AMOUNT
                                --------------  ---------------  --------------  ---------------  ---------------  ----------------
BALANCED:
 Sales of shares                       117,107  $     1,795,325         329,294  $     4,974,994          776,935  $     11,799,838
 Reinvestment of distributions          15,025          223,273          33,349          496,341          415,093         6,189,894
 Shares repurchased                    (40,748)        (626,810)        (46,266)        (701,665)        (603,652)       (9,211,273)
                                --------------  ---------------  --------------  ---------------  ---------------  ----------------
 Net Increase/(Decrease)                91,384  $     1,391,788         316,377  $     4,769,670          588,376  $      8,778,459
                                ==============  ===============  ==============  ===============  ===============  ================

CORE EQUITY:
 Sales of shares                        13,364  $       289,998         140,550  $     3,102,620          944,854  $     20,794,995
 Reinvestment of distributions           5,103          109,291          28,077          600,713          392,265         8,515,355
 Shares repurchased                     (7,544)        (165,034)        (43,692)        (957,994)        (784,670)      (17,253,039)
                                --------------  ---------------  --------------  ---------------  ---------------  ----------------
 Net Increase/(Decrease)                10,923  $       234,255         124,935  $     2,745,339          552,449  $     12,057,311
                                ==============  ===============  ==============  ===============  ===============  ================

EMERGING MARKETS:
 Sales of shares                        20,472  $       246,517         160,581  $     1,844,948        1,797,568  $     20,652,259
 Reinvestment of distributions          12,619          148,196          52,729          621,254        2,481,241        29,478,954
 Shares repurchased                    (19,065)        (216,749)        (68,193)        (794,419)      (5,257,770)      (59,913,385)
                                --------------  ---------------  --------------  ---------------  ---------------  ----------------
 Net Increase/(Decrease)                14,026  $       177,964         145,117  $     1,671,783         (978,961) $     (9,782,172)
                                ==============  ===============  ==============  ===============  ===============  ================

EQUITY:
 Sales of shares                        84,404  $     1,257,575         414,294  $     5,995,064        2,194,095  $     30,469,126
 Reinvestment of distributions          10,772          151,630          96,268        1,355,219        1,130,716        15,817,748
 Shares repurchased                     (8,586)        (120,120)       (268,237)      (3,793,029)      (2,658,389)      (36,883,669)
                                --------------  ---------------  --------------  ---------------  ---------------  ----------------
 Net Increase/(Decrease)                89,590  $     1,289,085         242,325  $     3,557,254          666,422  $      9,403,205
                                ==============  ===============  ==============  ===============  ===============  ================

INDEX:
 Sales of shares                            --  $            --          53,032  $     1,147,926          723,598  $     15,648,853
 Reinvestment of distributions              --               --         110,600        2,251,388          427,619         8,992,415
 Shares repurchased                         --               --        (194,143)      (4,197,011)     (11,382,861)     (246,536,284)
                                --------------  ---------------  --------------  ---------------  ---------------  ----------------
 Net Increase/(Decrease)                    --  $            --         (30,511) $      (797,697)     (10,231,644) $   (221,895,016)
                                ==============  ===============  ==============  ===============  ===============  ================

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2005 (CONTINUED)

                                      CLASS A                      CLASS N                      CLASS I
                             -------------------------   --------------------------   --------------------------
                               SHARES        AMOUNT        SHARES         AMOUNT        SHARES         AMOUNT
                             ----------   ------------   ----------   -------------   ----------   -------------
INTERNATIONAL:
   Sales of shares               14,981   $    237,222       62,753   $     996,718    1,809,960   $  28,950,679
   Reinvestment of
      distributions                  70          1,194        1,232          21,613       89,542       1,570,570
   Shares repurchased            (1,170)       (17,811)     (29,601)       (478,704)  (1,530,595)    (24,335,320)
                             ----------   ------------   ----------   -------------   ----------   -------------
   Net Increase/(Decrease)       13,881   $    220,605       34,384   $     539,627      368,907   $   6,185,929
                             ==========   ============   ==========   =============   ==========   =============

SMALL-CAP GROWTH:
   Sales of shares                   --   $         --           --   $          --    1,051,565   $  14,507,071
   Reinvestment of
      distributions                  --             --           --              --       56,896         797,112
   Shares repurchased                --             --           --              --     (126,630)     (1,684,727)
                             ----------   ------------   ----------   -------------   ----------   -------------
   Net Increase/(Decrease)           --   $         --           --   $          --      981,831   $  13,619,456
                             ==========   ============   ==========   =============   ==========   =============

SMALL-CAP OPPORTUNITY:
   Sales of shares              523,418   $ 12,198,920    2,898,471   $  67,773,359    2,927,541   $  70,316,215
   Reinvestment of
      distributions             139,152      2,985,958      619,277      13,321,270    2,893,214      64,023,585
   Shares repurchased        (2,835,239)   (64,589,499)  (2,417,239)    (56,433,796)  (5,549,599)   (133,136,441)
                             ----------   ------------   ----------   -------------   ----------   -------------
   Net Increase/(Decrease)   (2,172,669)  $(49,404,621)   1,100,509   $  24,660,833      271,156   $   1,203,359
                             ==========   ============   ==========   =============   ==========   =============

SMALL-CAP VALUE:
   Sales of shares              117,384   $  5,965,317    2,577,781   $ 131,338,106      957,791   $  48,938,274
   Reinvestment of
      distributions              24,034      1,156,761      310,201      14,984,446      774,072      37,618,457
   Shares repurchased           (68,541)    (3,362,124)  (1,254,749)    (64,877,043)  (1,951,044)    (98,799,332)
                             ----------   ------------   ----------   -------------   ----------   -------------
   Net Increase/(Decrease)       72,877   $  3,759,954    1,633,233   $  81,445,509     (219,181)  $ (12,242,601)
                             ==========   ============   ==========   =============   ==========   =============

BOND:
   Sales of shares                6,002   $     60,512       44,788   $     454,232    2,613,168   $  26,443,748
   Reinvestment of
      distributions               3,098         31,382       11,589         117,395      536,473       5,431,849
   Shares repurchased           (13,227)      (134,025)    (125,810)     (1,273,740)  (2,085,591)    (21,050,969)
                             ----------   ------------   ----------   -------------   ----------   -------------
   Net Increase/(Decrease)       (4,127)  $    (42,131)     (69,433)  $    (702,113)   1,064,050   $  10,824,628
                             ==========   ============   ==========   =============   ==========   =============

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2005 (CONTINUED)

                                      CLASS A                     CLASS N                      CLASS I
                             -------------------------   -------------------------   ---------------------------
                               SHARES        AMOUNT         SHARES        AMOUNT        SHARES         AMOUNT
                             ----------   ------------   -----------   -----------   -----------   -------------
HIGH YIELD BOND:
   Sales of shares               23,791   $    299,855        10,949   $   138,774       645,991   $   8,219,586
   Reinvestment of
      distributions                 311          3,932         1,341        16,928       395,466       4,998,066
   Shares repurchased            (2,078)       (26,349)       (8,871)     (111,702)   (1,396,249)    (17,738,632)
                             ----------   ------------   -----------   -----------   -----------   -------------
   Net Increase/(Decrease)       22,024   $    277,438         3,419   $    44,000      (354,792)  $  (4,520,980)
                             ==========   ============   ===========   ===========   ===========   =============

INTERMEDIATE GOVERNMENT BOND:
   Sales of shares                5,675   $     94,144        37,072   $   622,523       448,333   $   7,493,133
   Reinvestment of
      distributions               5,980         97,025        10,971       182,976        64,700       1,079,935
   Shares repurchased           (37,991)      (631,031)     (487,788    (8,181,928)   (1,779,799)    (29,870,088)
                             ----------   ------------   -----------   -----------   -----------   -------------
   Net Increase/(Decrease)      (26,336)  $   (439,862)     (439,745)  $(7,376,429)   (1,266,766)  $ (21,297,020)
                             ==========   ============   ===========   ===========   ===========   =============

INTERMEDIATE TAX-EXEMPT BOND:
   Sales of shares               43,872   $    496,157       534,281   $ 6,027,133     3,586,752   $  40,393,858
   Reinvestment of
      distributions               5,551         62,526        23,918       269,378        71,783         808,078
   Shares repurchased           (79,322)      (891,386)     (207,436)   (2,331,175)   (3,466,099)    (39,118,182)
                             ----------   ------------   -----------   -----------   -----------   -------------
   Net Increase/(Decrease)      (29,899)  $   (332,703)      350,763   $ 3,965,336       192,436   $   2,083,754
                             ==========   ============   ===========   ===========   ===========   =============

SHORT/INTERMEDIATE BOND:
   Sales of shares               74,084   $    750,183       117,358   $ 1,193,668     5,415,610   $  55,027,562
   Reinvestment of
      distributions              10,035        101,777        19,083       193,549       203,976       2,066,747
   Shares repurchased          (137,729)    (1,396,517)     (318,006)   (3,229,887)   (4,357,472)    (44,203,953)
                             ----------   ------------   -----------   -----------   -----------   -------------
   Net Increase/(Decrease)      (53,610)  $   (544,557)     (181,565)  $ 1,842,670)    1,262,114   $  12,890,356
                             ==========   ============   ===========   ===========   ===========   =============

TAX-EXEMPT BOND:
   Sales of shares              107,511   $  1,180,365       743,013   $ 8,129,697     1,073,284   $  11,702,958
   Reinvestment of
      distributions              14,137        153,671       106,837     1,161,201        37,448         405,532
   Shares repurchased          (106,215)    (1,157,701)     (478,665)   (5,221,256)   (1,030,207)    (11,250,397)
                             ----------   ------------   -----------   -----------   -----------   -------------
   Net Increase/(Decrease)       15,433   $    176,335       371,185   $ 4,069,642        80,525   $     858,093
                             ==========   ============   ===========   ===========   ===========   =============

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2005 (CONTINUED)

                                        CLASS A                   CLASS N                           CLASS I
                                   ----------------  --------------------------------  ---------------------------------
                                   SHARES   AMOUNT       SHARES           AMOUNT            SHARES           AMOUNT
                                   ------  --------  --------------  ----------------  ---------------  ----------------
GOVERNMENT MONEY MARKET:
   Sales of shares                     --  $     --   1,839,102,575  $  1,839,102,575      519,707,781  $    519,707,781
   Reinvestment of distributions       --        --       5,424,092         5,424,092        1,472,488         1,472,488
   Repurchased                         --        --  (1,816,763,696)   (1,816,763,696)    (638,530,281)     (638,530,281)
                                   ------  --------  --------------  ----------------  ---------------  ----------------
   Net Increase/(Decrease)             --  $     --      27,762,971  $     27,762,971     (117,350,012) $   (117,350,012)
                                   ======  ========  ==============  ================  ===============  ================
MONEY MARKET:
   Sales of shares                     --  $     --   4,010,349,708  $  4,010,349,708   18,616,605,199  $ 18,616,605,199
   Reinvestment of distributions       --        --      26,181,487        26,181,487       19,570,992        19,570,992
   Shares repurchased                  --        --  (4,295,648,993)   (4,295,648,993) (17,574,803,280)  (17,574,803,280)
                                   ------  --------  --------------  ----------------  ---------------  ----------------
   Net Increase/(Decrease)             --  $     --    (259,117,798) $   (259,117,798)   1,061,372,911  $  1,061,372,911
                                   ======  ========  ==============  ================  ===============  ================
TAX-EXEMPT MONEY MARKET:
   Sales of shares                     --  $     --     480,781,739  $    480,781,739    3,846,407,116  $  3,846,407,116
   Reinvestment of distributions       --        --       2,773,867         2,773,867          775,326           775,326
   Shares repurchased                  --        --    (416,879,974)     (416,879,974)  (3,571,325,230)   (3,571,325,230)
                                   ------  --------  --------------  ----------------  ---------------  ----------------
   Net Increase/(Decrease)             --  $     --      66,675,632  $     66,675,632      275,857,212  $    275,857,212
                                   ======  ========  ==============  ================  ===============  ================

                                            EXCHANGE CLASS                     SERVICE CLASS
                                   --------------------------------   ----------------------------
                                        SHARES           AMOUNT           SHARES        AMOUNT
                                   ---------------  ---------------   ------------  --------------
GOVERNMENT MONEY MARKET:
   Sales of shares                              --  $            --    433,385,078  $  433,385,078
   Reinvestment of distributions                --               --     24,376,444      24,376,444
   Repurchased                                  --               --   (477,620,545)   (477,620,545)
                                   ---------------  ---------------   ------------  --------------
   Net Increase/(Decrease)                      --  $            --    (19,859,023) $  (19,859,023)
                                   ===============  ===============   ============  ==============
MONEY MARKET:
   Sales of shares                   5,461,852,023  $ 5,461,852,023    692,027,017  $  692,027,017
   Reinvestment of distributions        21,626,298       21,626,298     39,566,785      39,566,785
   Shares repurchased               (5,102,976,771)  (5,102,967,771)  (696,354,648)   (696,354,648)
                                   ---------------  ---------------   ------------  --------------
   Net Increase/(Decrease)             380,501,550  $   380,501,550     35,239,154  $   35,239,154
                                   ===============  ===============   ============  ==============

TAX-EXEMPT MONEY MARKET:
   Sales of shares                              --  $            --    197,799,636  $  197,799,636
   Reinvestment of distributions                --               --      2,297,772       2,297,772
   Shares repurchased                           --               --   (228,043,658)   (228,043,658)
                                   ---------------  ---------------   ------------  --------------
   Net Increase/(Decrease)                      --  $            --    (27,946,250) $  (27,946,250)
                                   ===============  ===============   ============  ==============

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2006 (CONTINUED)

6.    CREDIT RISK AND ASSET CONCENTRATIONS

      Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

      In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

      High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

      At December 31, 2006, the Trust held securities in specific sectors as detailed below:

      Fund                            Sector           Percentage of Total Investments
      ---------------------   ----------------------   -------------------------------
      Core Equity Fund        Financial                            26%
      Equity Fund             Financial                            34
      Small-Cap Growth Fund   Information Technology               25
      Small-Cap Value Fund    Financial                            32

7.    INDEMNIFICATIONS

      Under the Funds' organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8.    FEDERAL TAX INFORMATION

      At December 31, 2006, the Funds had capital-loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                                          Expiring December 31
                       --------------------------------------------------------------------------------------------
                           2008       2009       2010        2011      2012        2013         2014        Total
                       -----------  --------  ----------  ---------  --------  ------------  ----------  ----------
Bond Fund ..........   $        --  $     --  $  519,134  $      --  $     --  $         --  $5,053,211  $5,572,345
High Yield
   Bond Fund .......     2,389,244   723,468     723,468         --        --            --   2,151,919   5,988,099
Intermediate
   Government
   Bond Fund .......            --        --          --         --        --            --     119,320     119,320
Short/Intermediate
   Bond Fund .......            --        --   2,589,082    232,034        --     1,270,281     822,544   4,913,941
Money Market Fund ..            --        --          --    557,293        --        59,786          --     617,079
Tax-Exempt Money
   Market Fund .....            --        --          --    176,603    13,011         1,733          --     191,347

      The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers. The High Yield Bond Fund's amounts include losses acquired in connection with a prior year merger. Utilization of this capital loss carryover is subject to annual limitations.

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2006 (CONTINUED)

      For the period ended December 31, 2006, the following Funds utilized losses deferred in prior years against current year capital gains as detailed below:

      International Fund .........................................   $15,355,722
      Intermediate Tax-Exempt Bond Fund ..........................       320,348
      Money Market Fund ..........................................         1,968
      Tax-Exempt Money Market Fund ...............................        11,127

      Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended December 31, 2006, the Funds deferred and recognized post-October losses as follows:

                                              Capital Loss    Capital Loss   Currency Loss   Currency Loss
                                                Deferred       Recognized       Deferred       Recognized
                                              ------------   -------------   -------------   -------------
      Emerging Markets Fund ...............   $         --   $          --   $   1,479,771   $      92,797
      International Fund ..................             --              --         579,451         138,947
      Bond Fund ...........................             --         512,835              --              --
      High Yield Bond Fund ................          9,399          65,195              --              --
      Intermediate Government Bond Fund ...             --          38,512              --              --
      Intermediate Tax-Exempt Bond Fund ...             --          50,139              --              --
      Short/Intermediate Bond Fund ........        110,002          96,830              --              --
      Tax-Exempt Bond Fund ................             --          51,513              --              --

      The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedules of Investments) consist of undistributed ordinary income, undistributed long-term capital gains and undistributed tax-exempt income as follows:

                                             Undistributed   Undistributed   Undistributed
                                                Ordinary       Long-Term       Tax-Exempt
                                                 Income      Capital Gains       Income
                                             -------------   -------------   -------------
      Balanced Fund .......................  $      12,443   $     860,395              --
      Core Equity Fund ....................        151,408       2,554,770              --
      Emerging Markets Fund ...............      3,075,401      59,857,913              --
      Equity Fund .........................         44,051       5,540,121              --
      Index Fund ..........................         36,363         501,518              --
      International Fund ..................      3,361,235       4,186,358              --
      Small-Cap Growth Fund ...............         34,759         115,395              --
      Small-Cap Opportunity Fund ..........             --      18,155,053              --
      Small-Cap Value Fund ................      3,092,179      19,642,473              --
      Bond Fund ...........................             58              --              --
      High Yield Bond Fund ................         54,902              --              --
      Intermediate Government Bond Fund ...             --              --              --
      Intermediate Tax-Exempt Bond Fund ...             --         156,910   $         345
      Short/Intermediate Bond Fund ........            398              --              --
      Tax-Exempt Bond Fund ................             --          25,093              --
      Government Money Market Fund ........         80,378              --              --
      Money Market Fund ...................          1,514              --              --
      Tax-Exempt Money Market Fund ........             --              --             341

      The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

      Dividends from net investment income reported in the Statement of Changes in Net Assets for the Intermediate Tax-Exempt Bond Fund, Tax-Exempt Bond Fund and the Tax-Exempt Money Market Fund include $10,574,658, $5,311,403 and $42,823,200, respectively of tax-exempt income.

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2006 (CONTINUED)

9.    RECLASSIFICATION OF CAPITAL ACCOUNTS

      For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. For the year ended December 31, 2006, the following Funds recorded reclassifications to increase (decrease) the accounts as listed below:

                                                            Capital Paid
                                                             in on Shares    Accumulated    Undistributed
                                                            of Beneficial   Net Realized   Net Investment
                                                               Interest      Gain (Loss)    Income (Loss)
                                                            -------------   ------------   --------------
      Balanced Fund .....................................   $       3,681   $    (99,330)  $       95,649
      Core Equity Fund ..................................              --       (382,406)         382,406
      Emerging Markets Fund .............................      19,993,600    (18,660,564)      (1,333,036)
      Equity Fund .......................................              --       (724,785)         724,785
      Index Fund ........................................        (164,494)      (735,368)         899,862
      International Fund ................................       3,299,232     (4,094,596)         795,364
      Small-Cap Growth Fund .............................              --       (147,173)         147,173
      Small-Cap Opportunity Fund ........................             367       (968,923)         968,556
      Small-Cap Value Fund ..............................          54,265       (655,857)         601,592
      Bond Fund .........................................              --       (342,783)         342,783
      High Yield Bond Fund ..............................              --       (133,843)         133,843
      Intermediate Government Bond Fund .................              --       (157,020)         157,020
      Intermediate Tax-Exempt Bond Fund .................              --       (476,284)         476,284
      Short/Intermediate Bond Fund ......................              --       (482,887)         482,887
      Tax-Exempt Bond Fund ..............................         (23,320)      (261,658)         284,978
      Government Money Market Fund ......................              --       (369,671)         369,671
      Money Market Fund .................................              --     (1,900,020)       1,900,020
      Tax-Exempt Money Market Fund ......................              --     (1,608,995)       1,608,995

10.   ILLIQUID AND RESTRICTED SECURITIES

      Investments shall be considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are noted as such at the end of each Fund's Schedule of Investments where applicable.

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2006 (CONTINUED)

      Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

                                                                       Market          % of
                                        Acquisition   Acquisition     Value at    Net Assets at
                                            Date         Cost         12/31/06       12/31/06
                                        -----------   -----------   -----------   -------------
TAX-EXEMPT MONEY MARKET FUND

ABN-AMRO Munitops Certificates Trust
(Hawaii) Series 11 144A (FSA Insured)
3.70%, 09/01/09                           03/16/06    $ 9,980,000   $ 9,980,000      0.77%

BOND FUND

DLJ Mortgage Acceptance Corp.
96-M, A-1 144A
0.000%, 11/28/11                          10/02/96          3,720        14,894       0.0%
                                          04/28/04         15,236

SHORT/INTERMEDIATE BOND FUND

DLJ Mortgage Acceptance Corp.
96-M, A-1 144A
0.000%, 11/28/11                          10/02/96         27,902        33,768       0.0%
                                          04/28/04         15,728

INDEX FUND

Seagate Technology Tax Refund Rights      10/01/01              0             0       0.0%

      Each Fund will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

11.   FUND INTEGRATION

      At a meeting held on April 14, 2006, the Board of Trustees (the "Harris Board") of the Harris Insight Funds (each a "Harris Fund" and collectively, the "Harris Funds"), each a series of Harris Insight Funds Trust (the "Harris Trust") voted to approve a transaction (the "Transaction") whereby the Harris Trust and Harris Funds would be integrated into the Phoenix Investment Partners, Ltd., family of mutual funds (the "Phoenix Funds").

      In connection with the Transaction, at a special meeting held on May 11, 2006, shareholders of the Harris Funds approved a new investment advisory agreement between PIC and each Harris Fund, a new sub-advisory agreement between PIC and Harris for each Harris Fund except the International Fund, Emerging Markets Fund, Bond Fund and High Yield Bond Fund, approved a new sub-advisory agreement between PIC and Vontobel for the International Fund and Emerging Markets Fund, and approved a new sub-advisory agreement between PIC and Seneca for the Bond Fund and High Yield Bond Fund. Also, in connection with the Transaction, shareholders approved the reconstitution of the Harris Board with a new slate of trustees comprised of eleven trustees of the Phoenix Funds.

      The Transaction was completed on May 18, 2006 and the name changed from Harris Insight Funds to Phoenix Insight Funds. Additionally, the Harris Insight Funds Trust was renamed the Phoenix Insight Funds Trust.

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2006 (CONTINUED)

12.   FUND MERGER

      On October 20, 2006, the Insight Tax-Exempt Bond Fund (the "Fund") acquired all of the net assets of the Phoenix Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund") of the Phoenix Multi-Portfolio Fund pursuant to the unanimous approval by the Board of Trustees of the Phoenix Multi-Portfolio Fund on August 23, 2006. The acquisition was accomplished by a tax-free exchange of 4,339,957 Class A shares of the Fund outstanding on October 20, 2006 (valued at
$46,413,089) for 4,374,975 Class A shares of the Tax-Exempt Bond Fund outstanding on October 20, 2006. The Tax-Exempt Bond Fund had net assets on that date of $46,413,089 including $2,962,756 of net appreciation, which were combined with those of the Fund. The aggregate net assets of the Fund immediately after the merger were $155,783,497. The shareholders of the Tax-Exempt Bond Fund received for each share owned approximately 1.01 for Class A shares of the same class of the Fund.

13.   10% SHAREHOLDERS

      As of December 31, 2006, certain Funds had single shareholder and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding as detailed below:

                                                       % of Shares      Number
                                                       Outstanding   of Accounts
                                                       -----------   -----------
      Balanced Fund ................................      78.5%           1
      Core Equity Fund .............................      87.3            5
      Emerging Markets Fund ........................      84.6            4
      Equity Fund ..................................      70.2            3
      Index Fund ...................................      54.1            1
      International Fund ...........................      79.1            4
      Small-Cap Growth Fund ........................      76.2            2
      Small-Cap Opportunity Fund ...................      44.6            2
      Small-Cap Value Fund .........................      46.3            3
      Bond Fund ....................................      65.3            2
      High Yield Bond Fund .........................      67.1            3
      Intermediate Government Bond Fund ............      55.5            1
      Intermediate Tax-Exempt Bond Fund ............      75.4            2
      Short/Intermediate Bond Fund .................      82.1            3
      Tax-Exempt Bond Fund .........................      34.4            1
      Government Money Market Fund .................      93.6            3
      Money Market Fund ............................      59.7            3
      Tax-Exempt Money Market Fund .................      88.5            2

14.   SUBSEQUENT EVENT

      Effective January 5, 2007, Institutional Shares offered by the Phoenix Insight Funds Trust are renamed Class I Shares.

                           PHOENIX INSIGHT FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2006 (CONTINUED)

14.   OTHER

      LIQUIDATION

      On May 18, 2006, the Board of Trustees of the Phoenix Insight Funds Trust voted to liquidate the Phoenix Ultra Short Duration Bond Fund. On June 16, 2006, the Fund was liquidated at its net asset value. Upon liquidation, net proceeds received were distributed to the shareholders.

15.   CHANGE OF AUDITORS (UNAUDITED)

      On May 18, 2006, the Board of Directors replaced KPMG LLP as the Funds' independent auditors, and appointed PricewaterhouseCoopers LLP, the Phoenix Funds Family's primary auditors, for the fiscal year ending December 31, 2006. During the two most recent fiscal years, the audit reports of KPMG LLP contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years, and there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended except KPMG noted the following matter, which may be considered a reportable event, involving internal control over financial reporting and its operation when the firm issued its letter in connection with the filing of Harris Insight Funds Trust Form N-SAR for the period ended December 31, 2005. The condition was considered by the firm to be a material weakness and was considered in determining the nature, timing and extent of the procedures to be performed in the audit of the financial statements of the Registrant for the year ended December 31, 2005, but did not affect the report issued thereon dated February 22, 2006. The report indicated that the Registrant had contracted with certain affiliated principal service providers that were not staffed appropriately and did not effectively execute all policies and procedures related to the regulatory compliance monitoring process such that conditions of noncompliance that could have had a material effect on the financial statements of the Registrant for the year ended December 31, 2005 which may not have been reflected in those financial statements. The report indicates that management of the Registrant informed KPMG that in order to improve this condition, the Board of Trustees of the Registrant had, among other steps, appointed certain new officers of the Registrant. These executive officers, jointly with the Registrant's Chief Compliance Officer, also implemented policies and procedures and monitored the actions of these principal service providers to improve the regulatory compliance monitoring process and the overall control environment of the Registrant. Certain service providers have been replaced and a new administrator of the Registrant has been appointed since the report of this condition by KPMG.

                           PHOENIX INSIGHT FUNDS TRUST
                       TAX INFORMATION NOTICE (UNAUDITED)
                                DECEMBER 31, 2006

      For the fiscal year ended December 31, 2006, the percentages of ordinary income dividends paid representing qualified dividend income and dividends which qualify for the corporate dividends received deduction for federal income tax purposes is as follows:

                                          Qualified            Dividends
                                      Dividend Income(1)   Received Deduction(2)
                                      ------------------   ---------------------
      Balanced Fund ...............         42.3%                39.5%
      Core Equity Fund ............          100                  100
      Emerging Markets Fund .......         51.2                  0.0
      Equity Fund .................         99.8                 99.8
      Index Fund ..................         67.2                 67.7
      International Fund ..........         64.2                  0.0
      Small-Cap Growth Fund .......         18.0                 18.0
      Small-Cap Opportunity Fund ..         40.5                 40.5
      Small-Cap Value Fund ........         51.6                 49.1

(1) PERCENTAGE OF ORDINARY INCOME DIVIDENDS THAT IS QUALIFIED DIVIDEND INCOME ("QDI") THAT WILL BE TAXED AT A MAXIMUM RATE OF 15% (5% FOR TAXPAYERS IN THE 15% AND BELOW TAX BRACKET). SHAREHOLDERS MUST CONSULT WITH THEIR TAX ADVISORS OR THE INSTRUCTIONS TO FORM 1040/1040A TO DETERMINE THEIR ELIGIBILITY FOR THE LOWER BENEFIT.

(2) PERCENTAGE OF ORDINARY INCOME DIVIDENDS THAT QUALIFIES FOR THE DIVIDENDS RECEIVED DEDUCTION AVAILABLE TO CORPORATIONS.

      For the fiscal year ended December 31, 2006, the funds listed designate long term capital gains as follows:

      Balanced Fund ............................................   $  4,848,152
      Core Equity Fund .........................................     16,306,069
      Emerging Markets Fund ....................................    136,655,859
      Equity Fund ..............................................     30,476,227
      Index Fund ...............................................      1,778,489
      International Fund .......................................     57,273,331
      Small-Cap Growth Fund ....................................      1,507,176
      Small-Cap Opportunity Fund ...............................     97,633,243
      Small-Cap Value Fund .....................................     84,367,665
      Intermediate Tax-Exempt Bond Fund ........................      4,545,345
      Tax-Exempt Bond Fund .....................................      3,631,737

      For federal income tax purposes the following percentages of the income dividends paid by the Funds qualify as exempt-interest dividends.

      Intermediate Tax-Exempt Bond Fund .............................     99.48%
      Tax-Exempt Bond Fund ..........................................     99.28%
      Tax-Exempt Money Market Fund ..................................       100%

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[PRICEWATERHOUSECOOPERS LOGO]

To the Board of Trustees and Shareholders of Phoenix Insight Funds Trust

      In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 18 funds (the "Funds") (constituting Phoenix Insight Funds Trust, hereafter referred to as the "Trust") at December 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the year ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The changes in the Funds' net assets for the period ended December 31, 2005 and the Funds' financial highlights for each of the four years in the period ended December 31, 2005 were audited by other independent accountants whose report dated February 22, 2006, expressed an unqualified opinion on those statements.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts
February 20, 2007

                           PHOENIX INSIGHT FUNDS TRUST
                         RESULTS OF SHAREHOLDER MEETING
                                  MAY 11, 2006
                                   (UNAUDITED)

      A Special Meeting of the Shareholders of Harris Insight Funds Trust was held on May 11, 2006, to approve the following matters:

      1.    Elect Trustees.

      2. Approve a new advisory agreement for each Fund between the Trust and Phoenix Investment Counsel ("PIC").

      3. Approve a new subadvisory agreement between PIC and Harris Investment Management, Inc ("HIM") for each Fund except for the International Fund, Emerging Markets Fund, Bond Fund and High Yield Bond Fund.

      4. Approve a new subadvisory agreement for agreement between PIC and Vontobel Asset Management, Inc. ("Vontobel") for International Fund and Emerging Markets Fund.

      5. Approve a new subadvisory agreement between PIC and Seneca Capital Management LLC ("Seneca") for Bond Fund and High Yield Bond Fund.

      6. Approve a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

NUMBER OF VOTES:

1.    Election of Trustees

                                               For         Withheld
                                          -------------   ----------
      E. Virgil Conway ................   7,769,441,117   10,052,302
      Harry Dalzell-Payne .............   7,769,663,274    9,830,145
      Daniel T. Geraci ................   7,769,745,395    9,748,024
      Francis E. Jeffries .............   7,769,848,789    9,644,631
      Leroy Keith, Jr. ................   7,769,458,756   10,034,663
      Marilyn E. LaMarche .............   7,769,665,807    9,827,612
      Philip R. McLoughlin ............   7,769,865,571    9,627,848
      Geraldine M. McNamara ...........   7,769,754,375    9,739,044
      James M. Oates ..................   7,769,491,921   10,001,498
      Richard E. Segerson .............   7,769,797,782    9,695,638
      Ferdinand L. J. Verdonck ........   7,769,422,339   10,071,080

GOVERNMENT MONEY MARKET FUND

                                                                                                    Broker
                                                                For         Against     Abstain   Non-Votes
                                                            -----------   -----------   -------   ---------
2.    Approval of New Investment Advisory Agreement .....   239,041,422     3,525,831   289,501           0

3.    Approval of New Subadvisory Agreement between
      PIC and HIM, Inc. .................................   239,284,594     3,282,174   289,985           0

6.    Approval to permit PIC to modify subadvisory
      agreements ........................................    97,624,364   144,387,716   844,674           0

                           PHOENIX INSIGHT FUNDS TRUST
                   RESULTS OF SHAREHOLDER MEETING (CONTINUED)
                                  MAY 11, 2006
                                  (UNAUDITED)

MONEY MARKET FUND

                                                                                                                       Broker
                                                                           For            Against        Abstain      Non-Votes
                                                                      -------------    -------------   ----------   ------------
2.    Approval of New Investment Advisory Agreement ...............   3,150,245,910        4,475,064    6,765,951    105,475,893
3.    Approval of New Subadvisory Agreement between
      PIC and HIM, Inc. ...........................................   3,151,232,893        3,469,568    6,784,463    105,475,893
6.    Approval to permit PIC to modify subadvisory
      agreements ..................................................   1,908,592,295    1,246,076,875    6,817,755    105,475,893

TAX-EXEMPT MONEY MARKET FUND

                                                                                                                       Broker
                                                                           For            Against        Abstain      Non-Votes
                                                                      -------------    -------------   ----------   ------------
2.    Approval of New Investment Advisory Agreement ...............   1,125,325,397           67,502   15,370,000          4,684
3.    Approval of New Subadvisory Agreement between
      PIC and HIM, Inc. ...........................................   1,125,325,397           67,502   15,370,000          4,684
6.    Approval to permit PIC to modify subadvisory
      agreements ..................................................     158,930,026      966,604,471   15,228,402          4,684

BOND FUND

                                                                                                                       Broker
                                                                           For            Against        Abstain      Non-Votes
                                                                      -------------    -------------   ----------   ------------
2.    Approval of New Investment Advisory Agreement ...............     173,999,450                0       19,375      3,142,023
5.    Approval of New Subadvisory Agreement between
      PIC and Seneca ..............................................     173,995,554                0       23,271      3,142,023
6.    Approval to permit PIC to modify subadvisory
      agreements ..................................................       8,996,945      164,998,609       23,271      3,142,023

HIGH YIELD BOND FUND

                                                                                                                       Broker
                                                                           For            Against        Abstain      Non-Votes
                                                                      -------------    -------------   ----------   ------------
2.    Approval of New Investment Advisory Agreement ...............      58,291,241           13,686            0     10,240,699
5.    Approval of New Subadvisory Agreement between
      PIC and Seneca ..............................................      58,291,241           13,686            0     10,240,699
6.    Approval to permit PIC to modify subadvisory
      agreements ..................................................         223,375       58,081,552            0     10,240,699

INTERMEDIATE GOVERNMENT BOND FUND

                                                                                                                       Broker
                                                                           For            Against        Abstain      Non-Votes
                                                                      -------------    -------------   ----------   ------------
2.    Approval of New Investment Advisory Agreement ...............      16,181,518           20,592            0      3,219,198
3.    Approval of New Subadvisory Agreement between
      PIC and HIM, Inc. ...........................................      16,181,518           20,592            0      3,219,198
6.    Approval to permit PIC to modify subadvisory
      agreements ..................................................         801,803       15,400,306            0      3,219,198

                           PHOENIX INSIGHT FUNDS TRUST
                   RESULTS OF SHAREHOLDER MEETING (CONTINUED)
                                  MAY 11, 2006
                                  (UNAUDITED)

INTERMEDIATE TAX-EXEMPT BOND FUND

                                                                                                                       Broker
                                                                           For            Against        Abstain      Non-Votes
                                                                      -------------    -------------   ----------   ------------
2.    Approval of New Investment Advisory Agreement ...............     208,310,932          434,573      268,059     29,755,302
3.    Approval of New Subadvisory Agreement between
      PIC and HIM, Inc. ...........................................     208,375,778          434,573      203,213     29,755,302
6.    Approval to permit PIC to modify subadvisory
      agreements ..................................................       9,838,026      199,006,093      169,445     29,755,302

SHORT/INTERMEDIATE BOND FUND

                                                                                                                       Broker
                                                                           For            Against        Abstain      Non-Votes
                                                                      -------------    -------------   ----------   ------------
2.    Approval of New Investment Advisory Agreement ...............     240,991,292          376,160      200,763     12,444,691
3.    Approval of New Subadvisory Agreement between
      PIC and HIM, Inc. ...........................................     240,991,292          376,160      200,763     12,444,691
6.    Approval to permit PIC to modify subadvisory
      agreements ..................................................       3,098,987      238,268,455      200,773     12,444,691

TAX-EXEMPT BOND FUND

                                                                                                                       Broker
                                                                           For            Against        Abstain      Non-Votes
                                                                      -------------    -------------   ----------   ------------
2.    Approval of New Investment Advisory Agreement ...............      76,143,596          201,885       70,078     29,206,041
3.    Approval of New Subadvisory Agreement between
      PIC and HIM, Inc. ...........................................      76,105,549          142,797      167,214     29,206,041
6.    Approval to permit PIC to modify subadvisory
      agreements ..................................................       4,076,433       72,238,921      100,206     29,206,041

ULTRA SHORT DURATION BOND FUND

                                                                                                                       Broker
                                                                           For            Against        Abstain      Non-Votes
                                                                      -------------    -------------   ----------   ------------
2.    Approval of New Investment Advisory Agreement ...............      15,538,812                0            0        242,326
3.    Approval of New Subadvisory Agreement between
      PIC and HIM, Inc. ...........................................      15,538,812                0            0        242,326
6.    Approval to permit PIC to modify subadvisory
      agreements ..................................................               0       15,538,812            0        242,326

BALANCED FUND

                                                                                                                       Broker
                                                                           For            Against        Abstain      Non-Votes
                                                                      -------------    -------------   ----------   ------------
2.    Approval of New Investment Advisory Agreement ...............      70,170,828           10,332       10,823      9,959,892
3.    Approval of New Subadvisory Agreement between
      PIC and HIM, Inc. ...........................................      69,992,171           10,332      189,480      9,959,892
6.    Approval to permit PIC to modify subadvisory
      agreements ..................................................       2,660,576       67,341,928      189,480      9,959,892

                           PHOENIX INSIGHT FUNDS TRUST
                   RESULTS OF SHAREHOLDER MEETING (CONTINUED)
                                  MAY 11, 2006
                                  (UNAUDITED)

CORE EQUITY FUND

                                                                                                                       Broker
                                                                           For            Against        Abstain      Non-Votes
                                                                      -------------    -------------   ----------   ------------
2.    Approval of New Investment Advisory Agreement ...............     142,225,487           94,031       29,894      7,074,401
3.    Approval of New Subadvisory Agreement between
      PIC and HIM, Inc. ...........................................     142,239,113           80,405       29,894      7,074,401
6.    Approval to permit PIC to modify subadvisory
      agreements ..................................................       3,225,341      139,095,981       28,090      7,074,401

EMERGING MARKETS FUND

                                                                                                                       Broker
                                                                           For            Against        Abstain      Non-Votes
                                                                      -------------    -------------   ----------   ------------
2.    Approval of New Investment Advisory Agreement ...............     334,314,842          104,281        7,728      7,859,875
4.    Approval of New Subadvisory Agreement between
      PIC and Vontobel. ...........................................     334,336,222           82,900        7,728      7,859,875
6.    Approval to permit PIC to modify subadvisory
      agreements ..................................................       5,232,504      329,175,597       18,749      7,859,875

EQUITY FUND

                                                                                                                       Broker
                                                                           For            Against        Abstain      Non-Votes
                                                                      -------------    -------------   ----------   ------------
2.    Approval of New Investment Advisory Agreement ...............     271,710,723          211,008       13,132     16,814,835
3.    Approval of New Subadvisory Agreement between
      PIC and HIM, Inc. ...........................................     271,698,878          222,852       13,132     16,814,835
6.    Approval to permit PIC to modify subadvisory
      agreements ..................................................      38,006,613      233,912,573       15,677     16,814,835

INDEX FUND

                                                                                                                       Broker
                                                                           For            Against        Abstain      Non-Votes
                                                                      -------------    -------------   ----------   ------------
2.    Approval of New Investment Advisory Agreement ...............      63,920,708          221,164        7,186      6,572,013
3.    Approval of New Subadvisory Agreement between
      PIC and HIM, Inc. ...........................................      63,920,708          221,164        7,186      6,572,013
6.    Approval to permit PIC to modify subadvisory
      agreements ..................................................       7,673,327       56,468,525        7,206      6,572,013

INTERNATIONAL FUND

                                                                                                                       Broker
                                                                           For            Against        Abstain      Non-Votes
                                                                      -------------    -------------   ----------   ------------
2.    Approval of New Investment Advisory Agreement ...............     246,853,857          153,679            0     16,973,373
4.    Approval of New Subadvisory Agreement between
      PIC and Vontobel. ...........................................     246,853,857          153,679            0     16,973,373
6.    Approval to permit PIC to modify subadvisory
      agreements ..................................................       7,559,414      239,448,084           38     16,973,373

                           PHOENIX INSIGHT FUNDS TRUST
                   RESULTS OF SHAREHOLDER MEETING (CONTINUED)
                                  MAY 11, 2006
                                  (UNAUDITED)

SMALL-CAP GROWTH FUND

                                                                                                                       Broker
                                                                           For            Against        Abstain      Non-Votes
                                                                      -------------    -------------   ----------   ------------
2.    Approval of New Investment Advisory Agreement ...............      18,725,233                0            0        101,706
3.    Approval of New Subadvisory Agreement between
      PIC and HIM, Inc. ...........................................      18,725,233                0            0        101,706
6.    Approval to permit PIC to modify subadvisory
      agreements ..................................................         282,901       18,442,332            0        101,706

SMALL-CAP OPPORTUNITY FUND

                                                                                                                       Broker
                                                                           For            Against        Abstain      Non-Votes
                                                                      -------------    -------------   ----------   ------------
2.    Approval of New Investment Advisory Agreement ...............     497,092,782          823,491      418,012     73,951,515
3.    Approval of New Subadvisory Agreement between
      PIC and HIM, Inc. ...........................................     497,194,485          730,922      408,878     73,951,515
6.    Approval to permit PIC to modify subadvisory
      agreements ..................................................      26,068,266      471,858,884      407,134     73,951,515

SMALL-CAP VALUE FUND

                                                                                                                       Broker
                                                                           For            Against        Abstain      Non-Votes
                                                                      -------------    -------------   ----------   ------------
2.    Approval of New Investment Advisory Agreement ...............     380,757,744          545,077      433,560     81,420,762
3.    Approval of New Subadvisory Agreement between
      PIC and HIM, Inc. ...........................................     380,698,993          588,811      448,577     81,420,762
6.    Approval to permit PIC to modify subadvisory
      agreements ..................................................      71,128,282      310,183,523      424,576     81,420,762

                       FUND MANAGEMENT TABLES (UNAUDITED)

      Information pertaining to the Trustees and officers of the Trust as of December 31, 2006 is set forth below. The statement of additional information
(SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

      The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------
                                               NUMBER OF
                                             PORTFOLIOS IN
                                             FUND COMPLEX                           PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS AND        LENGTH OF      OVERSEEN BY                           DURING PAST 5 YEARS AND
        DATE OF BIRTH         TIME SERVED       TRUSTEE                       OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway            Served since          62         Chairman, Rittenhouse Advisors, LLC (consulting firm) (2001-present).
Rittenhouse Advisors, LLC   2006.                            Trustee/Director, Phoenix Funds Complex (1983-present).
101 Park Avenue                                              Trustee/Director, Realty Foundation of New York (1972-present),
New York, NY 10178                                           Josiah Macy, Jr. Foundation (Honorary) (2004-present), Pace
DOB: 8/2/29                                                  University (Director/Trustee Emeritus) (2003-present), Greater New
                                                             York Councils, Boy Scouts of America (1985-present), The Academy of
                                                             Political Science (Vice Chairman) (1985-present), Urstadt Biddle
                                                             Property Corp. (1989-present), Colgate University (Trustee Emeritus)
                                                             (2004-present). Director/Trustee, The Harlem Youth Development
                                                             Foundation, (Chairman) (1998- 2002), Metropolitan Transportation
                                                             Authority (Chairman) (1992-2001), Trism, Inc. (1994-2001),
                                                             Consolidated Edison Company of New York, Inc. (1970-2002), Atlantic
                                                             Mutual Insurance Company (1974-2002), Centennial Insurance Company
                                                             (1974-2002), Union Pacific Corp. (1978-2002), Accuhealth (1994-2002),
                                                             Pace University (1978-2003), New York Housing Partnership Development
                                                             Corp. (Chairman) (1981-2003), Josiah Macy, Jr. Foundation (1975-2004).
-----------------------------------------------------------------------------------------------------------------------------------
Harry Dalzell-Payne         Served since          62         Retired. Trustee/Director, Phoenix Funds Complex (1983-present).
The Flat, Elmore Court      2006.
Elmore, GL0S, GL2 3NT
U.K.
DOB: 9/8/29
-----------------------------------------------------------------------------------------------------------------------------------
Francis E. Jeffries         Served since          63         Director, The Empire District Electric Company (1984-2004).
8477 Bay Colony Dr. #902    2006.                            Trustee/Director, Phoenix Funds Complex (1987-present).
Naples, FL 34108
DOB: 9/23/30
-----------------------------------------------------------------------------------------------------------------------------------
Leroy Keith, Jr.            Served since          60         Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.   2006.                            (2001-present). Director/Trustee, Evergreen Funds (88 portfolios)
736 Market Street,                                           (1989-present). Trustee, Phoenix Funds Family (1980-present).
Ste. 1430                                                    Director, Diversapak (2002-present), Obaji Medical Products Company
Chattanooga, TN 37402                                        (2002-present). Director, Lincoln Educational Services (2002-2004).
DOB: 2/14/39
-----------------------------------------------------------------------------------------------------------------------------------
Geraldine M. McNamara       Served since          62         Retired. Trustee/Director, Phoenix Funds Complex (2001-present).
40 East 88th Street         2006.                            Managing Director, U.S. Trust Company of New York (private bank)
New York, NY 10128                                           (1982-2006).
DOB: 4/17/51
-----------------------------------------------------------------------------------------------------------------------------------

                              INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------
                                               NUMBER OF
                                             PORTFOLIOS IN
                                             FUND COMPLEX                           PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS          LENGTH OF      OVERSEEN BY                           DURING PAST 5 YEARS AND
      AND DATE OF BIRTH       TIME SERVED       TRUSTEE                       OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
James M. Oates              Served since          60         Trustee/Director Phoenix Funds Family (1987-present). Managing
c/o Northeast Partners      2006.                            Director, Wydown Group (consulting firm) (1994-present). Director,
150 Federal Street,                                          Investors Financial Service Corporation (1995-present), Investors
Suite 1000                                                   Bank & Trust Corporation (1995-present), Stifel Financial
Boston, MA 02110                                             (1996-present), Connecticut River Bancorp (1998-present),
DOB: 5/31/46                                                 Connecticut River Bank (1999-present), Trust Company of New
                                                             Hampshire (2002-present). Chairman, Emerson Investment Management,
                                                             Inc. (2000-present). Independent Chairman, John Hancock Trust (since
                                                             2005), Trustee, John Hancock Funds II and John Hancock Funds III
                                                             (since 2005). Trustee, John Hancock Trust (2004-2005).
                                                             Director/Trustee, Phoenix Investment Partners, Ltd. (1995-2001),
                                                             1Mind, Inc. (formerly 1Mind.com) (2000-2002), Plymouth Rubber Co.
                                                             (1995-2003). Director and Treasurer, Endowment for Health, Inc.
                                                             (2000-2004). Chairman, Hudson Castle Group, Inc. (Formerly IBEX
                                                             Capital Markets, Inc.) (financial services) (1997-2006).
-----------------------------------------------------------------------------------------------------------------------------------
Richard E. Segerson         Served since          60         Managing Director, Northway Management Company (1998-present).
73 Briggs Way               2006.                            Trustee/ Director, Phoenix Funds Family (1983-present).
Chatham, MA 02633
DOB: 2/16/46
-----------------------------------------------------------------------------------------------------------------------------------
Ferdinand L. J. Verdonck    Served since          60         Director, Banco Urquijo (Chairman) (1998-present). Trustee, Phoenix
Nederpolder, 7              2006.                            Funds Family (2002-present). Director EASDAQ (Chairman)
B-9000 Gent, Belgium                                         (2001-present), The JP Morgan Fleming Continental European
DOB: 7/30/42                                                 Investment Trust (1998-present), Groupe SNEF (1998-present), Santens
                                                             N.V. (1999-present). Managing Director, Almanij N.V. (1992-2003).
                                                             Director, KBC Bank and Insurance Holding Company (Euronext)
                                                             (1992-2003), KBC Bank (1992-2003), KBC Insurance (1992-2003),
                                                             Kredietbank, S.A. Luxembourgeoise (1992-2003), Investco N.V.
                                                             (1992-2003), Gevaert N.V. (1992-2003), Fidea N.V. (1992-2003),
                                                             Almafin N.V. (1992-2003), Centea N.V. (1992-2003), Dutch Chamber of
                                                             Commerce for Belgium and Luxembourg (1995-2001), Phoenix Investment
                                                             Partners, Ltd. (1995-2001). Director, Degussa Antwerpen N.V.
                                                             (1998-2004).
-----------------------------------------------------------------------------------------------------------------------------------

                              INTERESTED TRUSTEES

      Each of the individuals listed below is an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

-----------------------------------------------------------------------------------------------------------------------------------
                                               NUMBER OF
                                             PORTFOLIOS IN
                                             FUND COMPLEX                           PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS          LENGTH OF      OVERSEEN BY                           DURING PAST 5 YEARS AND
      AND DATE OF BIRTH       TIME SERVED       TRUSTEE                       OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
George R. Aylward(1)        Served since          60         Senior Vice President and Chief Operating Officer, Asset Management,
DOB: 8/17/64                November                         The Phoenix Companies, Inc. (2004-present). President (since
                            2006.                            November 2006) and Chief Operating Officer (2004-present), Phoenix
                                                             Investment Partners, Ltd. President, the Phoenix Funds Family (since
                                                             November 2006). Previously, Executive Vice President, Phoenix
                                                             Investment Partners, Ltd. (2004-November 2006). Vice President,
                                                             Phoenix Life Insurance Company (2002-2004). Vice President, The
                                                             Phoenix Companies, Inc. (2001-2004). Vice President, Finance,
                                                             Phoenix Investment Partners, Ltd. (2001-2002). Assistant Controller,
                                                             Phoenix Investment Partners, Ltd. (1996-2001). Executive Vice
                                                             President, the Phoenix Funds Family (2004-November 2006).
-----------------------------------------------------------------------------------------------------------------------------------
Marilyn E. LaMarche(2)      Served since          60         Limited Managing Director, Lazard Freres & Co. LLC (1997-present).
Lazard Freres & Co. LLC     2006.                            Trustee/ Director, Phoenix Funds Family (2002-present). Director,
30 Rockefeller Plaza,                                        The Phoenix Companies, Inc. (2001-2005) and Phoenix Life Insurance
59th Floor                                                   Company (1989-2005).
New York, NY 10020
DOB: 5/11/34
-----------------------------------------------------------------------------------------------------------------------------------
Philip R. McLoughlin(3)     Served since          80         Partner, Cross Pond Partners, LLC (2006-present). Director, PXRE
200 Bridge Street           2006.                            Corporation (Reinsurance) (1985-present), World Trust Fund
Chatham, MA 02633                                            (1991-present). Director/Trustee, Phoenix Funds Complex
DOB: 10/23/46               Chairman                         (1989-present). Management Consultant (2002-2004), Chairman
                                                             (1997-2002), Chief Executive Officer (1995-2002), and Director
                                                             (1995- 2002), Phoenix Investment Partners, Ltd., Director and
                                                             Executive Vice President, The Phoenix Companies, Inc. (2000-2002).
                                                             Director (1994-2002) and Executive Vice President, Investments
                                                             (1987-2002), Phoenix Life Insurance Company. Director (1983-2002)
                                                             and Chairman (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                             (1982-2002), Chairman (2000-2002) and President (1990-2000), Phoenix
                                                             Equity Planning Corporation. Chairman and President, Phoenix/Zweig
                                                             Advisers LLC (2001-2002). Director (2001-2002) and President (April
                                                             2002- September 2002), Phoenix Investment Management Company.
                                                             Director and Executive Vice President, Phoenix Life and Annuity
                                                             Company (1996-2002). Executive Vice President (1994-2002) and Chief
                                                             Investment Counsel (1994-2002), PHL Variable Insurance Company.
                                                             Director, Phoenix National Trust Holding Company (2001-2002).
                                                             Director (1985-2002), Vice President (1986-2002) and Executive Vice
                                                             President (April 2002-September 2002), PM Holdings, Inc. Director,
                                                             WS Griffith Associates, Inc. (1995-2002). Director, WS Griffith
                                                             Securities, Inc. (1992-2002).
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Aylward is an "interested person" as defined in the Investment Company Act of 1940, by reason of his position with Phoenix Investment Partners, Ltd. and its affiliates.

(2) Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

(3) Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------
                                   POSITION(S) HELD WITH
      NAME, ADDRESS AND             TRUST AND LENGTH OF                             PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH                   TIME SERVED                                   DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss            Senior Vice President since      Assistant Treasurer (2001-present), Vice President, Fund Accounting
DOB: 11/24/52               2006.                            (1994-2000), Phoenix Equity Planning Corporation. Vice President,
                                                             Phoenix Investment Partners, Ltd. (2003-present). Senior Vice
                                                             President, the Phoenix Funds Family (since 2006). Vice President,
                                                             The Phoenix Edge Series Fund (1994-present), Treasurer, The Zweig
                                                             Fund Inc. and The Zweig Total Return Fund Inc. (2003-present).
                                                             Chief Financial Officer (2005-2006) and Treasurer (1994-2006), or
                                                             Assistant Treasurer (2005-2006), certain funds within the Phoenix
                                                             Fund Complex.
-----------------------------------------------------------------------------------------------------------------------------------
Francis G. Waltman          Senior Vice President            Senior Vice President, Asset Management Product Development, The
DOB: 7/27/62                since 2006.                      Phoenix Companies, Inc. (since 2006). Senior Vice President, Asset
                                                             Management Product Development, Phoenix Investment Partners, Ltd.
                                                             (2005-present). Senior Vice President and Chief Administrative
                                                             Officer, Phoenix Investment Partners, Ltd., (2003-2004). Senior Vice
                                                             President and Chief Administrative Officer, Phoenix Equity Planning
                                                             Corporation (1999-2003). Senior Vice President, certain funds within the Phoenix Funds Family (2004-present).
-----------------------------------------------------------------------------------------------------------------------------------
Marc Baltuch                Vice President and               Chief Compliance Officer, Zweig-DiMenna Associates LLC
c/o Zweig-Dimenna           Chief Compliance Officer         (1989-present). Vice President and Chief Compliance Officer, certain
Associates, LLC             since 2006.                      Funds within the Phoenix Fund Complex (2004-present). Vice
900 Third Avenue                                             President, The Zweig Total Return Fund, Inc. (2004-present). Vice
New York, NY 10022                                           President, The Zweig Fund, Inc. (2004-present). President and
DOB: 9/23/45                                                 Director of Watermark Securities, Inc. (1991-present). Assistant
                                                             Secretary of Gotham Advisors Inc. (1990-present). Secretary,
                                                             Phoenix-Zweig Trust (1989-2003). Secretary, Phoenix-Euclid Market
                                                             Neutral Fund (1999-2002).
-----------------------------------------------------------------------------------------------------------------------------------
W. Patrick Bradley          Chief Financial Officer and      Second Vice President, Fund Administration, Phoenix Equity Planning
DOB: 3/2/72                 Treasurer since 2006.            Corporation (2004-present). Chief Financial Officer and Treasurer
                                                             (2006-present) or Chief Financial Officer and Treasurer
                                                             (2005-present), certain funds within the Phoenix Fund Family. Vice
                                                             President, Chief Financial Officer, Treasurer and Principal
                                                             Accounting Officer, The Phoenix Edge Series Fund (since 2006).
                                                             Assistant Treasurer, certain funds within the Phoenix Fund Complex
                                                             (2004-2006). Senior Manager (2002-2004), Manager (2000-2002), Audit,
                                                             Deloitte & Touche, LLP.
-----------------------------------------------------------------------------------------------------------------------------------
Kevin J. Carr               Vice President,                  Vice President and Counsel, Phoenix Life Insurance Company
One American Row            Chief Legal Officer,             (2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102          Counsel and                      Secretary of certain funds within the Phoenix Fund Family
DOB: 8/30/54                Secretary since 2006.            (2005-present). Compliance Officer of Investments and Counsel,
                                                             Travelers Life & Annuity Company (January 2005-May 2005).
                                                             Assistant General Counsel, The Hartford Financial Services Group
                                                             (1999-2005).
-----------------------------------------------------------------------------------------------------------------------------------

PHOENIX INSIGHT FUNDS TRUST

101 Munson Street
Greenfield, MA 01301-9668

TRUSTEES
George R. Aylward
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Marilyn E. LaMarche
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
Ferdinand L. J. Verdonck

OFFICERS
George R. Aylward, President
Nancy G. Curtiss, Senior Vice President
Francis G. Waltman, Senior Vice President
Marc Baltuch, Vice President and Chief Compliance Officer
W. Patrick Bradley, Chief Financial Officer and Treasurer
Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT 06103-2836

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

TRANSFER AGENT
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19155-3111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110-1707

HOW TO CONTACT US
Mutual Fund Services          1-800-243-1574
Advisor Consulting Group      1-800-243-4361
Telephone Orders              1-800-367-5877
Text Telephone                1-800-243-1926
Web site                    PHOENIXFUNDS.COM

--------------------------------------------------------------------------------

IMPORTANT NOTICE TO SHAREHOLDERS

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

--------------------------------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

PHOENIX [LOGO]

Phoenix Equity Planning Corporation
P.O. Box 150480
Hartford, CT 06115-0480

For more information about Phoenix mutual funds, please call your financial representative, contact us at 1-800-243-1574 or visit PHOENIXFUNDS.COM.

NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

PXP4549                                                                     2-07
BPD30967



ITEM 2.  CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's Board of Trustees has determined that the Registrant has an "audit committee financial expert" serving on its Audit Committee.

(a)(2) E. Virgil Conway has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert." Mr. Conway is an "independent" trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3) Not applicable.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $518,200 for 2006 and $386,500 for 2005.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $11,400 for 2006 and $0 for 2005. This represents the review of the semi-annual financial statements.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $77,850 for 2006 and $0 for 2005.

          "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company
          (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2005.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Phoenix Insight Funds Trust (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC and KPMG LLP, the former Independent Registered Public Accounting Firm. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

          The Audit Committee has determined that Mr. E. Virgil Conway, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that Mr. Conway determines that the full board should review the request, he has the opportunity to convene a meeting of the Funds Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

  (e)(2)  The percentage of services described in each of paragraphs (b) through
          (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b)  100% for 2006; Not applicable for 2005

               (c)  100% for 2006; Not applicable for 2005

               (d)  Not applicable for 2006; Not applicable for 2005

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $961,830 for 2006 and $0 for 2005.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

   (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

   (a)(2)  Certifications  pursuant  to  Rule  30a-2(a)  under the  1940 Act and
           Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3)  Not applicable.

      (b)  Certifications  pursuant  to Rule 30a-2(b)  under  the  1940  Act and
           Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                Phoenix Insight Funds Trust
               -----------------------------------------------------------------

By (Signature and Title)*  /s/ George R. Aylward
                         -------------------------------------------------------
                           George R. Aylward, President
                           (principal executive officer)

Date              3/9/07
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ George R. Aylward
                         -------------------------------------------------------
                           George R. Aylward, President
                           (principal executive officer)

Date              3/9/07
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ W. Patrick Bradley
                         -------------------------------------------------------
                           W. Patrick Bradley, Chief Financial Officer and Treasurer
                           (principal financial officer)

Date              3/9/07
    ----------------------------------------------------------------------------



 * Print the name and title of each signing officer under his or her signature.